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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number        811-03833

                          MAINSTAY VP SERIES FUND, INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
           (Address of principal executive offices)     (Zip code)

                              Robert Anselmi, Esq.
                               John K. Forst, Esq.
                                51 Madison Avenue
                            New York, New York 10010
                     (Name and address of agent for service)

Registrant's telephone number, including area code:    (212) 576-7000


Date of fiscal year end:     12/31/03
Date of reporting period:    1/01/03-06/30/03


ITEM 1. REPORTS TO STOCKHOLDERS.
               [Insert report here]


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Letter from the Chairman
--------------------------------------------------------------------------------

The first half of 2003 was marked by periods of extreme volatility in the financial markets. However, during this time the stock and bond markets posted positive returns. This was in sharp contrast to the last three years when the bond markets posted strong results while the stock market languished.

During the first quarter of 2003, investors were preoccupied with the uncertainty surrounding the impending war in Iraq and the weak global economy. As such, stocks declined as investors were drawn to the relative security offered by fixed-income securities. However, with the rapid conclusion of the major military action in Iraq, investors quickly turned their attention to the possibility of a sustained economic recovery as the year progressed. This led to a broad stock market rally, with all capitalization levels in both growth and value stocks generating double-digit positive market returns.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to grow. During the first quarter of 2003, the U.S. gross domestic product (GDP) was 1.4%. The preliminary GDP for the second quarter was 2.4%, surprising many economists who expected a more modest advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained a non-event, as geopolitical tensions eased and oil prices fell. In early May, the Federal Reserve (the Fed) noted that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to 1.00%, a 45-year low.

Tepid growth and high unemployment in many international countries led to interest rate cuts by several foreign central banks as well. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and riskier emerging-market debt and high yield bonds generated particularly strong results.

Another factor affecting the financial markets during the first half of the year was the narrow passage of the Jobs and Growth Tax Relief Reconciliation Act of 2003. The new law will give many investors tax breaks on corporate dividends and capital gains. The Bush administration anticipates that lower taxes and more disposable income will contribute to stronger growth during the second half of the year.

At New York Life Investment Management LLC, we appreciate the opportunity to provide an overview of the economic, monetary, and fiscal developments that contributed to the performance of our MainStay VP Series Fund, Inc. Portfolios (the Portfolios) during the first half of 2003. We would also like to assure policyowners that regardless of short-term market events, each of the Portfolios will continue to follow established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and management decisions that affected the Portfolios during the six months ended June 30, 2003. As you look to the future, we encourage you to remain focused on your long-term goals, maintain a diversified portfolio, and continue to work closely with your NYLIFE Securities Inc. Registered Representative.

Sincerely,

/s/ Gary E. Wendlandt

Gary E. Wendlandt
Chairman of the Board
and Chief Executive Officer
MAINSTAY VP SERIES FUND, INC.

July 2003

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                             DEFINITION OF INDICES

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES AND REFERENCES COMMONLY CITED THROUGHOUT THE PORTFOLIO MANAGER COMMENTARIES (PAGES M-4 THROUGH M-46) IMMEDIATELY FOLLOWING THIS SECTION. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT AN INVESTMENT CANNOT BE MADE DIRECTLY INTO AN INDEX OR AVERAGE.

Securities in each Portfolio will not precisely match those in the Index, and so, performance of the Portfolio will differ.

CREDIT SUISSE FIRST BOSTON CONVERTIBLE SECURITIES INDEX generally includes 250-300 issues. Convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by Standard & Poor's; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or higher by S&P, and have an issue size greater than $100 million.

CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's. The Index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes.

DOW JONES INDUSTRIAL AVERAGE (DJIA) is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure and other service oriented firms.

IMONEYNET FIRST TIER RETAIL FUND AVERAGE includes only non-government retail funds that are not holding any second-tier securities. Portfolio holdings of first-tier funds include U.S. Treasury securities, U.S. repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first-tier commercial paper, floating-rate notes, and asset-backed commercial paper. Returns reflect reinvestment of all dividends and capital gains.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX (THE "AGGREGATE INDEX") includes the following other Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $100 million.

LEHMAN BROTHERS GOVERNMENT BOND INDEX is an unmanaged index comprised of U.S. Government and Agency issues. Results assume the reinvestment of all income and capital gains distributions.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Past performance does not guarantee future results.

MERRILL LYNCH CORPORATE AND GOVERNMENT MASTER INDEX is an unmanaged index consisting of issues of the U.S. Government and agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE(R) INDEX (EUROPE, AUSTRALASIA, FAR
EAST) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of April 2002 the MSCI EAFE INDEX consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

RUSSELL MIDCAP(R) INDEX measures the performance of the 800 smallest companies of the Russell 1000(R) Index. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) VALUE INDEX measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

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RUSSELL 1000(R) INDEX measures the performance of the 1,000 largest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 1000(R) VALUE INDEX measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. Results assume the reinvestment of all income and capital gains distributions. The Index does not reflect fees or expenses.

RUSSELL 2000(R) GROWTH INDEX measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2500(TM) GROWTH INDEX measures the performance of those Russell 2500(TM) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

RUSSELL 3000(R) INDEX measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect fees or expenses.

S&P 500/BARRA VALUE(R) INDEX is an unmanaged capitalization-weighted index of all stocks in the S&P 500(R) Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500(R) Index is in the S&P 500/Barra Value(R) Index.

S&P MIDCAP 400(R) INDEX is a market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity and industry group representation and is generally considered representative of the market for domestic midcap stocks. Results assume the reinvestment of all income and capital gains distributions.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX(R) AND S&P 500(R) are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500(R) is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

TOTAL RETURN COMPOSITE INDEX is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index, weighted 60%/40%, respectively. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index. The Lehman Brothers(R) Aggregate Bond Index (the "Aggregate Index") includes the following other Lehman Brothers indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $100 million. All of the indexes mentioned are unmanaged and total returns reflect the reinvestment of all income and capital gain distributions.

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MAINSTAY VP BOND PORTFOLIO

MARKET OVERVIEW
A confluence of events drove most financial asset prices higher while the economy registered another underwhelming first half. Most economists are predicting a rebound in the second half of the year. We can't help but think that this year they are right. Policy makers have laid the groundwork with accommodative policy on almost all fronts and the contraction in corporate spending appears to have troughed.

The Federal Reserve (the Fed) has done its part in trying to revive the economy providing the 13(th) cut of the targeted federal funds rate since the easing cycle began the first week of 2001. After the Fed's latest interest rate cut on June 25, 2003 to 1.00%, it is clear they don't have much more punch in the bowl. Congress did their part as well, passing its second big tax cut in two years.

Financial markets in the U.S. rallied in the first half of the year. The equity markets started off slow but, as measured by the S&P 500(R) Index*, were up double digits through June 30(th). Ten-year Treasuries rallied through most of the first half of the year, before trading off as of late. Ten-year Treasuries rallied as much as 70 basis points before ending the quarter at 3.52% or 30 basis points lower for the year. The five-year Treasury ended the quarter yielding 2.41% or 33 basis points lower for the year.

Credit markets were the star performer in the fixed-income market through June 30(th). While Treasuries returned 3.74%, and mortgage-backed securities (MBS) just 1.59%, credit returned 7.79%. Generally speaking, the lower the quality, the higher the return. BBB's(1) returned 9.99% while single-A's(2) and double-A's returned 6.76% and 4.76%, respectively.

PORTFOLIO OVERVIEW
The MainStay VP Bond Portfolio (initial class of shares) had a total return of 4.09% during the first half of 2003. The average Lipper* Variable Products Corporate Debt A Rated Portfolio returned 4.40% and the Merrill Lynch Corporate and Government Master Index* returned 5.02%.

The Portfolio had 52% of its long-term assets in Treasuries (15%), Agencies (10%), and MBS (27%) rated AAA and 39% in corporate bonds with an average rating of single-A.

LOOKING AHEAD
Our outlook for the balance of the year is mixed. However, we believe credit will be a key driver of Portfolio results in the second half of the year. The credit market has a tremendous technical bid that should remain supportive. Cash flows into corporate bonds should remain strong, and we suspect new issue supply will slow quite dramatically over the next quarter or two. With respect to fundamentals, the leverage cycle has clearly shifted to a deleveraging cycle. However, the credit markets have rallied so far, so fast, we can't help but think there will be a retracement. If the cheapest 25% of the corporate market were stripped from the averages, the option adjusted spread on the market would be approximately 80 basis points over Treasuries, or 45 basis points tighter than the average. This leads us to believe that the richest 75% of the credit market will be vulnerable in the second half of the year.

Donald F. Serek
Thomas Volpe, Jr.
Portfolio Managers
New York Life Investment Management LLC

(1) Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is Standard & Poor's opinion, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for bonds in higher rating categories. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

(2) Debt rated AAA by Standard & Poor's has the highest rating assigned by Standard & Poor's. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA by Standard & Poor's is deemed by Standard & Poor's to differ from the highest rated issues only in small degree. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is very strong. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, in the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is still strong. When applied to the Portfolio's holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

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Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-3 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

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MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

MARKET OVERVIEW
Dramatic events unfolded on the world stage during the first quarter of 2003. After a substantial military buildup, coalition forces entered Iraq on March 20(th), and in less than a month and a half, major combat operations were concluded. As geopolitical tensions quieted down in the second quarter, the stock market rallied strongly.

Although many economic indicators continued to point to pockets of weakness in the economy, by the end of June 2003, the market apparently anticipated a recovery as various signs pointed to the potential for an economic rebound. These signs included a strong housing market, rising consumer spending, and three consecutive monthly advances in the Institute of Supply Management Non-Manufacturing Index(1). Many of the best-performing stocks in the first half of 2003 were in sectors poised to benefit from an economic recovery, such as information technology, industrials, and financials.

PERFORMANCE OVERVIEW
For the six months ended June 30, 2003, the MainStay VP Capital Appreciation Portfolio (initial class of shares) returned 10.49%. The Portfolio underperformed the 12.87% return of the average Lipper* Variable Products Large-Cap Growth Portfolio for the same period. The Portfolio also underperformed the 13.09% return of the Russell 1000(R) Growth Index* and the 11.76% return of the S&P 500(R) Index* for the six months ended June 30, 2003.

INFORMATION TECHNOLOGY
The Portfolio's information technology holdings posted the strongest returns, rising 22.6%(2) through June 30, 2003, versus a return of 16.6% for the information technology sector of the Russell 1000 Growth Index.

Among the Portfolio's information technology holdings, VERITAS Software, which rose 85%, was the strongest-performing stock through mid-year. The company is a leading player in storage software, which has proven to be one of the strongest segments of the information technology sector this year. Electronic Arts was another of the Portfolio's top-performing information technology holdings. The company continued to post impressive growth despite concerns that the gaming-software cycle may have peaked. Analog Devices was also a strong positive contributor to the Portfolio's performance. Investors gained confidence in the company's ability to generate robust revenue and earnings growth once the semiconductor cycle had bottomed.

HEALTH CARE
Health care was the Portfolio's second-best performing sector, rising over 12% through mid-year versus a 13% return for the same sector in the Russell 1000(R) Growth Index.

During the first half of 2003, the Portfolio added two new positions that proved to be excellent performers. Shares of Boston Scientific gained over 20% from the Portfolio's initial purchase in late May through the end of June 2003. Investor interest in the stock increased based on the large and growing market potential of the company's new drug-eluting stent used to treat coronary artery disease. Genentech stock gained more than 95% from the Portfolio's initial purchase in early April through the end of June 2003. The stock advanced on positive data from a first-line colorectal cancer trial. The data suggested that Genentech's new drug Avastin may increase survival rates among colorectal cancer patients when used in conjunction with conventional chemotherapy. Amgen shares gained 39% during the first half of 2003 as several of the company's leading drugs experienced strong sales. The Portfolio's worst-performing health care holding was Tenet Healthcare. The stock continued to suffer under the weight of legal issues and management changes, and we eliminated the Portfolio's position in June.

FINANCIALS
The Portfolio's third-best performing sector was financials, which rose 10.8% through mid-year versus a 7.7% return for the financials stocks of the Russell 1000(R) Growth Index.

Among the Portfolio's financial holdings, American Express and Citigroup were both strong performers. From early April through the end of June, American Express gained ground on anticipation that an economic rebound might benefit the company's travel business and credit card operations. Citibank also benefited from the view that commercial lending activity will increase as the economy improves. The Portfolio sold its

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holdings in BB&T in the first half of the year when the company suffered from narrowing margins and soft loan growth. The stock detracted from performance for the portion of the reporting period it was held in the Portfolio.

ENERGY AND INDUSTRIALS
During the first half of the year, the Portfolio's holdings in the energy and industrials sectors provided mixed results relative to the Russell 1000(R) Growth Index. The Portfolio's energy holdings rose 8.5% versus a 6.9% gain for this sector within this benchmark. This relative outperformance can be attributed to the fact that the Portfolio's holdings were limited to the energy equipment & services industry, which is poised to benefit from increased oil and natural gas exploration in the U.S. and abroad. In contrast to energy, the Portfolio's holdings in the industrials sector posted a first-half gain of 7.6%, well below the 14.0% gain for this sector within the Index. The Portfolio's performance in this sector was weighed down by two defense holdings, General Dynamics and Lockheed Martin. We sold the Portfolio's position in General Dynamics during the second quarter. On a positive note, Cendant shares gained 75% in the first half of 2003 on anticipation that the company's travel business would rebound strongly with the economy.

CONSUMER-RELATED
The Portfolio's consumer discretionary and consumer staples holdings rose 6.2% and 3.8%, respectively. This compares with a 19.3% rise in consumer discretionary stocks within the Index and a 6.3% rise in consumer staples stocks.

Three of our consumer discretionary holdings, Harley-Davidson, Kohl's, and TJX, declined during the first half of the year. Of the three, Harley-Davidson had the greatest negative impact on the Portfolio's performance. The stock dropped 14% on concerns over excess dealer inventories and slowing demand. Despite these concerns, we continue to view Harley-Davidson as a solid long-term holding. The Portfolio's top-performing consumer discretionary stocks included Bed Bath & Beyond and Target.

Among the Portfolio's consumer staples positions, Kraft Foods dramatically underperformed, which prompted us to sell the position. Colgate-Palmolive provided the biggest gains among the Portfolio's consumer staples holdings. The stock has been a solid performer over the years as the company has continued to meet or exceed its growth targets.

LOOKING AHEAD
As we move into the second half of 2003, we expect investors to closely monitor the flow of economic reports to determine whether Wall Street's newfound optimism is warranted. The government and the Federal Reserve (the Fed) have gone a long way to prime the economy for growth, which has fueled investor optimism. Congress recently passed the second major tax cut in two years, and the Fed recently lowered rates by another one-quarter point, bringing the targeted federal funds rate to a 45-year low of 1.00%.

In light of these developments, we expect the economy to reaccelerate as the year continues. In keeping with this outlook, we intend to invest in high-quality growth stocks that we believe are poised to benefit the most from an economic rebound -- including information technology, consumer, health care, industrial, and financial stocks.

Whatever the markets or the economy may bring, the Portfolio will continue to seek long-term growth of capital, with dividend income, if any, as an incidental consideration.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

(1) The Institute for Supply Management reports on business activity in both the manufacturing and the non-manufacturing sectors. The ISM Non-Manufacturing Index and the ISM Manufacturing Index are both used as indicators of whether the economy is expanding or contracting. An investment cannot be made directly into an index.

(2) Percentages reflect the total return performance of the indicated securities for the six months ended June 30, 2003, or for the portion of the reporting period such securities were held in the Portfolio, if shorter. Due to purchases and sales, the performance of Portfolio holdings may differ.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

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Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-3 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

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MAINSTAY VP CASH MANAGEMENT PORTFOLIO

MARKET OVERVIEW
During the first few months of 2003, the Iraqi crisis had a major influence on the financial markets. Both the equity and fixed-income markets experienced substantial performance swings on the back of diplomatic and military developments related to Iraq. Financial conditions improved during the second quarter, as major combat operations in Iraq came to a conclusion. Oil prices declined, and consumer confidence rebounded sharply. Equity markets recovered from their March lows, and yield spreads between corporate bonds and U.S. Treasuries narrowed.

The Federal Reserve's Federal Open Market Committee, or FOMC, met four times during the first half of the year, lowering its targeted federal funds rate by 25 basis points to 1.00% on June 25, 2003. Interestingly, rates had already dropped sharply across the money-market yield curve following the release of the FOMC's May statement, which highlighted the probability, though minor, of "an unwelcome substantial fall in inflation" from a level that was already low. As the June meeting approached, rates continued to fall as various Federal Reserve (the Fed) members spoke of the need to act preemptively to prevent the economy from slipping into a deflationary posture.

Overall, the yield on the 3-month U.S. Treasury bill fell from 1.20% at year-end 2002 to 0.85% on June 30, 2003. The yield on the 3-month LIBOR (London InterBank Offering Rate), which measures the rate that most credit-worthy international banks charge each other for large loans, declined from 1.38% to 1.11% over the same period.

PORTFOLIO REVIEW
For the seven-day period ended June 30, 2003, the MainStay VP Cash Management Portfolio (initial class of shares) provided a current yield of 0.66% and an effective yield of 0.66%. For the six months ended June 30, 2003, the Portfolio returned 0.37%. The Portfolio was in line with the 0.37% return of the average Lipper* Variable Products Money Market Portfolio over the same period. The Portfolio outperformed the 0.29% return of the iMoneyNet First Tier Retail Fund Average* for the six months ended June 30, 2003.

STRATEGIC POSITIONING
Throughout the first half of 2003, the Portfolio's assets were invested in securities issued by the U.S. Treasury and government-sponsored entities, as well as, in high-quality instruments issued by finance, insurance, and brokerage companies, industrial issuers, banks, and bank holding companies. All securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities, or generally those money-market instruments in the highest rating category. The Portfolio was not invested in any second-tier securities nor did it invest in split-rated issues (those rated in the highest rating category by one credit rating agency and in the second-highest rating category by another). The Portfolio's concentration on the highest quality securities helped manage portfolio risk.

LOOKING AHEAD
The Federal Reserve indicated in its June 25th press release that the FOMC's concern over inflation falling from then-current levels was likely to predominate for the foreseeable future and reiterated that a further drop in inflation would be unwelcome. Given the current slack in the economy, we believe that it may take several quarters of above-trend economic growth to convince the Fed that deflationary pressures have eased and that raising the federal funds rate is in the best interests of the economy. In the meantime, we believe the Federal Reserve may be willing to reduce the targeted federal funds rate again if upcoming data show the economy failing to respond sufficiently to monetary and fiscal stimulus.

At least for the time being, we intend to maintain the Portfolio's longer-than-average duration. As the market continues to look for signs of a sustainable economic recovery, we also intend to remain focused on high-quality, liquid investments. Whatever the markets or the economy may bring, the Portfolio will continue to seek a high level of current income while preserving capital and maintaining liquidity.

Claude Athaide, Ph.D., CFA
Portfolio Manager
MacKay Shields LLC

While some securities in the Portfolio may carry government backing or guaranteed payment of interest and principal, an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-3 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

MAINSTAY VP CONVERTIBLE PORTFOLIO

MARKET OVERVIEW
The first quarter of 2003 was a volatile period for equity markets. After a brief rally in the first two weeks of January, the stock market reversed course and declined steadily through early March. The downturn was precipitated by concerns over weak economic data and the many year-end conference calls in which companies expressed a less-than-enthusiastic outlook for near-term growth. Rising energy prices and increasing tensions between the U.S., Iraq and the United Nations also contributed to caution on the part of investors.

The military buildup in Kuwait and the actual outbreak of war in Iraq dominated headlines and investor attention in March. U.S. stocks swung widely, with a powerful mid-March rally partially offset by month-end declines as it appeared that the war could drag on for longer than initially hoped. March was the first month of positive equity returns in 2003, but stocks were still down for the first quarter.

The world stage was much quieter during the second quarter, which helped to fuel a strong rally in the stock market. Investor sentiment clearly improved against the backdrop of a more stable geopolitical landscape, an accommodating interest rate policy, fiscal stimulus in the form of a tax cut, and reasonable valuations. Investors also recognized that a weaker U.S. dollar had the potential to benefit companies exporting products or those traditionally subject to import competition. Broad macroeconomic data remained mixed, with continuing weakness in employment and manufacturing statistics. Several sectors performed well, including information technology, industrials, and financials, as most of the stocks in these sectors are viewed as good "early cycle" investments in an economic recovery.

PERFORMANCE OVERVIEW
For the six months ended June 30, 2003, the MainStay VP Convertible Portfolio (initial class of shares) returned 9.46%. The Portfolio underperformed the 12.51% return of the average Lipper* Variable Products Convertible Securities Portfolio. The Portfolio also underperformed the 14.86% return of the Credit Suisse First Boston(TM) Convertible Securities Index* for the six months ended June 30, 2003.

The high yield market continued its strong rally from the fourth quarter 2002 into the first half of 2003. Indeed, high yield debt was among the best performing asset classes in the first half of 2003. The influence of the high yield market was evident in the convertible marketplace as the below investment-grade portion of the market substantially outperformed the investment-grade portion. In large measure this influence explains the Portfolio's relative performance, since the Portfolio did not have as heavy a weighting in the below investment-grade names as the Index. Many bonds of speculative grade companies have had substantial rallies since October. We do not believe that it is prudent to pursue these bonds at this point, however, since we perceive the risk of bankruptcy among these companies to be too great to justify any additional reward potential.

STRONG PERFORMERS
During the first half of 2003, generic-drug maker Teva Pharmaceutical Industries was a strong contributor to the Portfolio's performance. Major pharmaceutical firms continue to struggle with earnings problems and depressed stock prices as patents lapsed on their major money-making drugs. As one of the leading generic drug companies, however, Teva Pharmaceutical Industries is able to benefit from this trend as the company continues to see its generic drugs gain FDA approval. This has resulted in strong earnings and strong stock price activity.

Airline and travel stocks were very depressed as a result of the war in Iraq and the SARS epidemic. Consequently, the slightest positive sign in the economy led to a big move in the stocks. During the first half of 2003, the Portfolio saw strong performance from Continental Airlines. Cendant, which has wide exposure to the travel industry through interest in travel agencies, hotels, and rental car businesses, also performed well for the Portfolio during the reporting period.

Other positive contributors to the Portfolio's performance included direct beneficiaries of an improving economy. Navistar International, for example, performed well in the first half of the year as signs of an upturn in demand for heavy- and medium-duty trucks continued to emerge.

Affiliated Managers Group and Merrill Lynch were also strong performers for the portfolio. An asset manager's revenues are a percentage of their assets under management. Thus as the market rose, revenues increased and the price of these stocks advanced.

WEAK PERFORMERS
Tenet Healthcare was one of the poorest-performing securities during the first half of 2003, and the position was subsequently eliminated from the Portfolio. In late October 2002, the FBI announced that it was investigating Tenet Healthcare for potential abuse of the Medicare System. The price of Tenet Healthcare shares dropped almost 10% on the day of this announcement, fell 42% during October and ended 2002 with a 67% decline. The situation didn't improve in the first half of 2003, and we sold the position.

Another health care name that performed poorly during the first half of the year was Johnson & Johnson. The company manufactures health care products and had held up nicely in relation to the S&P 500(R) Index* through April 2003, but lagged in May and June.

Smurfit-Stone Container suffered during the first half of the year. Even though the market was discounting an economic upturn, some economically sensitive industries, including paper & forest products, actually continued to underperform. Many companies in this industry have reduced excess capacity and have avoided overproduction to maintain low inventories. With high capacity utilization, it will not take much of an increase in demand for capacity utilization to rise to the point where these companies may benefit from pricing leverage. The paper & forest products companies, whose securities are owned by the Portfolio, are operationally structured so that increases in pricing may provide big increases in earnings. We think these companies have run their businesses well, and the Portfolio continues to hold them.

FelCor Lodging Trust is a self-administered and self-managed real estate investment trust (REIT) that acquires and holds interests in hotel properties. The company's securities performed poorly in the first half of the year as a result of the SARS scare, but this was on the heels of never having fully recovered from the decline in travel following the attacks on September 11, 2001. While the travel industry as a whole has suffered from the same setbacks, FelCor Lodging Trust experienced a more dramatic decline because its balance sheet is highly leveraged. When things improve, however, we feel that FelCor Lodging Trust's stock will go up just as quickly as it came down, so the Portfolio continues to hold the securities.

Finally, The Pepsi Bottling Group, a manufacturer, seller, and distributor of Pepsi-Cola beverages, detracted from the Portfolio's performance as cold drinks suffered from unseasonably chilly spring weather. We eliminated the Portfolio's position in May.

LOOKING AHEAD
As bottom-up investors, we always try to remain fully invested. At the moment, we see a lot of opportunity in the convertible marketplace. Many convertibles offer a potential way to benefit from an economic and stock market recovery in a defensive way. We continue to look for convertibles that have favorable risk/reward profiles. As one example, the Portfolio holds a convertible bond that is convertible into the stock of Caterpillar. Caterpillar sells construction equipment and is poised to benefit strongly from an upturn in the economy. If the economy grows, we believe Caterpillar's stock may perform very well. If the economy fails to grow as anticipated, we believe the convertible bond may provide a strong dose of downside protection.

Similarly, the Portfolio owns a convertible bond that is convertible into Dow Chemical's stock. At the top of the last cycle, Dow Chemical earned $2.50 a share. Since then, Dow Chemical has doubled its asset base and should be able to double its earnings at the top of the next cycle. Again if the economy does not turn around, we believe that our downside may be greatly mitigated by the bond portion of the convertible. So we perceive the securities as offering potential benefits in almost any foreseeable scenario.

Whatever the markets or the economy may bring, the Portfolio will continue to seek capital appreciation together with current income.

Edward Silverstein
Edmund C. Spelman
Thomas Wynn
Portfolio Managers
MacKay Shields LLC

Certain of the Portfolio's investments have speculative characteristics.

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-3 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

MAINSTAY VP EQUITY INCOME PORTFOLIO

MARKET OVERVIEW
The stock market had much to contend with during the first six months of 2003. Early in the year, mounting geopolitical tensions took a toll on consumer confidence, which declined substantially in January and February. Geopolitical uncertainty and rising oil prices appeared to hamper corporate spending and hiring. The stock market also tumbled from mid-January through early March.

As coalition troops assembled in Kuwait in mid-March 2003, the stock market began a rally that lasted beyond the conclusion of major combat operations in Iraq. Consumer confidence rose and by the end of June, signs were beginning to point toward stronger spending, improved financial conditions, and more stable product and labor markets.

On May 28, 2003, President Bush signed the Jobs and Growth Tax Relief Reconciliation Act into law. For equity income investors, a highlight of the new tax law was a substantial reduction in the tax rate on corporate dividends.

Inflation remained subdued throughout the six-month period. Indeed, in May and June the Federal Reserve began to suggest that deflation might pose a more serious risk than inflation for the foreseeable future. To provide additional support for the economy, on June 25, 2003, the Federal Reserve reduced the targeted federal funds rate by 25 basis points to a low 1.00%.

PERFORMANCE OVERVIEW
For the six months ended June 30, 2003, the MainStay VP Equity Income Portfolio (initial class of shares) returned 7.15%. The Portfolio underperformed the 9.98% return of the average Lipper* Variable Products Equity Income Portfolio, the 13.11% return of the Russell Midcap(R) Value Index* and the 11.57% return of the Russell 1000(R) Value Index* over the same period.

During the first half of 2003, the Portfolio saw positive performance versus the Russell 1000(R) Value Index in the financials sector, as a result of an underweighted position and strong security selection. Consumer discretionary stocks, which were underweighted relative to the benchmark, and industrial issues, which were overweighted, both contributed positively to the Portfolio's performance. The Portfolio's overweighted positions in materials and energy stocks and underweighted positions in the information technology and health care sectors detracted from the Portfolio's performance.

STRONG AND WEAK PERFORMERS
Navistar International and Cummins, both of which are suppliers to the commercial truck industry, advanced sharply as the long-depressed heavy truck market began to show signs of improvement over the reporting period. Both stocks remain among the Portfolio's largest holdings. Each company made dramatic cost reductions when demand was weak, and we expect both to post sharp improvements in earnings and cash flow.

PG&E, a bankrupt utility, strongly outperformed broad-market indices during the reporting period. The company is about to consummate a reorganization plan that we believe may generate strong earnings potential. We also believe the reorganization is likely to highlight the company's valuable and unusual infrastructure assets.

Natural gas producer Burlington Resources advanced on solid fundamentals and robust natural gas pricing throughout the reporting period. The price of Lehman Brothers shares rose on strong earnings driven by the firm's excellent position in fixed-income business lines.

Unfortunately, not all of the Portfolio's holdings had positive results. Farm equipment manufacturer AGCO's share price declined on investor speculation that fundamentals in the agriculture industry were deteriorating. The Portfolio continues to hold the stock, however, because we believe that after several years of below-average equipment purchases, farmers will need to act on their strong pent-up demand.

Imperial Chemicals Industries, a British manufacturer of specialty chemicals, sold off sharply following an earnings warning that was largely driven by one-time factors. We believe that the company has excellent assets and has traded at a significant discount to its peers. Sensing that the sell-off may have been excessive, we increased the Portfolio's exposure to the stock.

Containerboard manufacturer Smurfit-Stone Container declined as investors worried about the strength and timing of an economic recovery. After years of supplier discipline to reduce excess capacity, however, we believe that a positive supply/demand imbalance may be developing in the containers and packaging industry. Since Smurfit-Stone Container is an early-cycle stock and the company enjoys a low cost position in its industry, we anticipate that even a modest uptick in economic activity will be quickly reflected in Smurfit-Stone Container's bottom-line.

DTE Energy is a utility which succumbed to profit-taking and detracted from the Portfolio's performance. Footwear retailer Payless ShoeSource declined on disappointing earnings. The poor performance was largely due to unseasonably cool, wet weather in much of the East, which both depressed same-store sales and exposed the company to write-downs associated with inventory clearance. We are currently re-examining the Portfolio's commitment to this investment, which has been a disappointment.

PORTFOLIO WEIGHTINGS
We continue to selectively overweight cyclical industries and sectors that we feel offer compelling emerging supply/demand characteristics, including the machinery and containers & packaging industries and the energy sector.

U.S. natural gas appears to be in extremely tight balance, with prices likely to stay strong for the intermediate term. Oil prices remain strong, due to OPEC restraint and smoldering, complex political issues in Venezuela, Nigeria and Iraq. Finished product inventories in the petroleum complex are extremely tight, and overall, we like the valuations and outlook for selected companies in the energy sector.

The Portfolio remains underweighted in financials and banks in particular, since we find a shortage of companies with improving fundamentals and attractively valued securities. We currently intend to remain underweighted in the consumer discretionary sector, since atypically, consumer spending remained strong throughout the recent recession. Without pent-up demand, earnings growth among consumer discretionary companies is likely to remain modest, and at mid-year, we believed that the sector was fairly valued.

LOOKING AHEAD
We are optimistic regarding both the worldwide economy and our style of investment. We view the weakening U.S. dollar as a bullish factor, since it tends to make U.S.-based industrial companies more competitive versus their international peers -- a direct turnaround from the headwinds U.S.-based multinational companies have experienced for the last several years.

As always, we will continue to seek stocks that are selling at a large discount to private market value, have high dividend yields, and are issued by companies with improving fundamentals, positive earnings trends, and active restructuring programs.

Whatever the markets or the economy may bring, the Portfolio will continue to seek to realize maximum long-term total return from a combination of capital appreciation and income.

Richard A. Rosen
Michael C. Sheridan
Portfolio Managers
MacKay Shields LLC

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-3 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

MAINSTAY VP GOVERNMENT PORTFOLIO

MARKET AND PORTFOLIO OVERVIEW
Three key economic drivers -- business confidence, capital spending, and hiring -- were noticeably weak during the first half of 2003, which placed much of the burden of sustaining economic growth on the housing market. Real gross domestic product grew at an annual rate of 1.4% in the first quarter of 2003, and GDP growth is expected to be 2.4% in the second quarter, according to advance estimates by the Bureau of Economic Analysis. The U.S. government chose an aggressive alignment of its macroeconomic policies -- an accommodative monetary policy, a stimulative fiscal policy, and a lower dollar -- as the means to drive the business cycle forward. The Federal Reserve (the Fed) reinforced this stance by lowering the targeted federal funds rate to 1.00% on June 25, 2003. The Fed also raised doubt that it would increase the targeted federal funds rate until two objectives were met: economic growth would need to reach its long-run potential (roughly 3.5%) and the risks of deflation would need to be eliminated.

The debate over whether the economic glass was half full or half empty raged for the first four months of the year, causing tremendous intra-month volatility in Treasury yields. Mixed economic signals left the debate relatively evenly balanced, and interest rates ended April close to where they stood at the beginning of the year. In early May, the Federal Open Market Committee (FOMC) ignited a 60 basis-point(1) rally in Treasury yields when it cited the minor possibility of "an unwelcome substantial fall in inflation economy". The 25 basis-point cut in the targeted federal funds rate in June was seen by some as surprisingly moderate in light of emerging deflationary pressures, and the Treasury market backed off its exuberant posture. Rates reversed course and retraced half of May's rally. Two-year Treasury yields, which started the year at 1.5%, declined to 1.3% at the end of June. Over the same period, five-year Treasury yields dropped from 2.7% to 2.4%; 10-year yields from 3.8% to 3.5%; and 30-year yields from 4.8% to 4.6%.

PERFORMANCE REVIEW
For the six months ended June 30, 2003, the MainStay VP Government Portfolio (initial class of shares) returned 2.72%. The Portfolio underperformed the 3.19% return of the average Lipper* Variable Products General U.S. Government Portfolio over the same period. The Portfolio also underperformed the 3.63% return of the Lehman Brothers Government Bond Index* for the six months ended June 30, 2003.

CORE POSITIONS
The Portfolio invests with a long-term strategy that emphasizes sector and issue selection as the primary sources of total return. Capital gains and yield may both contribute to total return. The Portfolio is most likely to earn capital gains by identifying securities that we believe are undervalued relative to comparable issues and realizing gains if prices realign, or by investing in sectors that are priced at a spread to Treasuries and realizing gains if spreads narrow over time. Yield is a measure of a security's risk. We invest in higher-yielding securities when we believe the risk-reward tradeoffs are favorable. As of June 30, 2003, we sought an average portfolio yield at least 100-125 basis points better than the yield of a duration-matched Treasury.

Within the Treasury sector, we have found value in bonds that mature between 2016 and 2030. We like "off-the-run" bonds, or those issued prior to the most recent issue for a given maturity. Since these bonds are less frequently traded, they may be less expensive and hence carry a higher yield. In particular, we like the historically wide yield gap between shorter- and longer-maturity Treasuries, and we think the gap can narrow. The suspension of 30-year bond auctions may also support our approach.

The agency sector has also been a worthy source of yield for the Portfolio. Our agency bonds are issued by the housing government-sponsored enterprises such as the Federal Home Loan Bank, Fannie Mae, Freddie Mac, and other government-guaranteed entities. To add variety and pick up additional yield, we have invested a portion of our agency-security allocation in callable debentures and high quality subordinated issues that are slightly lower in the capital structure than senior unsecured debt.

Our commitment to the agency sector detracted from the Portfolio's performance in June when a highly publicized accounting controversy surfaced at the Federal Home Loan Mortgage Corporation (Freddie Mac). Though the validity of the Federal Home Loan Mortgage Corporation's business model remains intact and its credit fundamentals are solid, we reduced the Portfolio's allocation to the sector because the pressure of negative headlines led to widening bond spreads.

The resiliency of residential mortgage-backed securities had been a stabilizing influence for the Portfolio in 2002. The same can be said for the first four months of 2003, during which the sector achieved an excess return of 75 basis points to duration-matched Treasuries. The bond market was not overwhelmed by the surge in refinancings and handily absorbed the new supply of residential mortgage-backed securities. Banks were especially active buyers of these bonds, since they needed to compensate for slower growth in their commercial and industrial loan portfolios and to invest new deposits, which were climbing at a rapid rate. In May, when Treasuries broke out of their trading-range to the downside, prepayments hit record levels, sponsorship for residential mortgage-backed securities began to weaken, and the sector trailed duration-matched Treasuries by 29 basis points for the month. June saw a slight recovery, with mortgage-backed securities staying even with Treasuries. Though we seek to moderate call exposure among the Portfolio's mortgage-backed securities by emphasizing lower coupons, GNMA issues, and 15-year loan terms, mortgage-backed bonds were a weak point in the Portfolio in May and June.

YIELD ENHANCEMENT
Diversity plays an important role in the Portfolio's performance, and we use our discretion to invest in securities that are not government related. In total, the allocation to non-government securities cannot exceed 10% and as of June 30, 2003, it was 9%. These sectors can be tremendous sources of yield and spread-tightening potential. Currently, we invest in triple-A rated(2) commercial mortgage-backed securities, triple-A rated asset-backed securities, and a select set of moderate-quality (single-A and triple-B rated(3)) corporate bonds. To ensure stability of cash flows, we like commercial mortgage-backed securities that are backed by a wide range of property types with mortgages that are several years old. Rate-reduction bonds are our preferred way to take exposure in the asset-backed securities sector. States that are shifting to retail competition for electric power allow their utilities to issue these bonds to recover facility costs that might otherwise be lost. The bonds are collateralized by mandatory user tariffs that are passed through to the investor.

We adjusted our opinion during the year and reduced the Portfolio's allocation to the commercial mortgage-backed securities sector. By the end of the first half, spreads had tightened to levels that looked fully valued, and commercial real estate, if not positioned in the right markets, had the potential to falter as the risks associated with regional economies rose. In our assessment, we took note of the numerous state and local governments struggling to balance their budgets. The only commercial mortgage-backed security that remained in the Portfolio at the end of June was a Fannie Mae issue collateralized by a geographically diverse pool of multi-family properties.

Corporate bonds offer value relative to Treasuries because their spreads have room to tighten as the economy recovers. We favor corporate bonds issued by entities with durable revenue streams. In 2002, as investors lost trust in corporate governance, the Portfolio's performance was weakened by its exposure to the corporate sector. This year, evidence of strengthening balance sheets and better corporate governance, has reversed the fortunes for the sector. For the first six months of 2003, corporate bonds have outperformed all other segments of the investment-grade universe. Accordingly, the Portfolio's 2.7% allocation to corporate bonds has added value.

DURATION STRATEGY
During the first half of 2003, the duration of the Portfolio extended from 3.5 to 4.0 years. A portion of the extension tracked market flows, which saw new supply in Treasuries and residential mortgage-backed securities. As this debt entered the market, and older, shorter-maturity debt was retired, the duration of the universe of government-related securities lengthened. The other portion of the extension reflected our belief that the Federal Reserve had a strong incentive to maintain low rates across the breadth of the Treasury yield curve to combat deflation, promote economic growth, and preserve strength in the housing market.

PORTFOLIO COMPOSITION
As of June 30, 2003, the Portfolio held 42.6% of its net assets in Treasury securities, 5.6% in agencies, 42.9% in residential mortgage-backed securities, 2.1% in commercial mortgage-backed securities, 4.0% in asset-backed securities, and 2.7% in corporate bonds. The balance of the Portfolio was invested in money-market instruments. The Portfolio's commitment to residential mortgage-backed securities gradually declined by 5.0% over the first half of the year, as we reinvested the sector's prepayments in Treasury securities, rather than cycling them back into new mortgage-backed securities.

LOOKING AHEAD
The Portfolio has a moderate risk profile and is positioned for lower Treasury rates, higher volatility, tighter spreads, and contained inflation. In our opinion, total return prospects are strongest in sectors other than

Treasuries. We premise this view on the large reservoir of investor liquidity that has the potential of invigorating the capital markets once it is put to work.

We believe that as the economy rebounds, investors will search for high-quality better-yielding alternatives to Treasuries, such as those to which the Portfolio is committed. In a sustainable, low interest rate environment that we may see for the balance of the year if the Fed remains on hold, mortgage-backed securities may not be able to reproduce their solid, first-quarter performance.

Whatever the markets or the economy may bring, the Portfolio will continue to seek a high level of current income consistent with safety of principal.

Gary Goodenough
Joseph Portera
Portfolio Managers
MacKay Shields LLC

(1) A basis point is one one-hundredth of one percent, so 100 basis points equals 1.00%.

(2) Debt rated AAA by Standard & Poor's has the highest rating assigned by Standard & Poor's. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, in the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is still strong. When applied to the Portfolio's holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

(3) Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is Standard & Poor's opinion, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for bonds in higher rating categories. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

While some securities in the Portfolio may carry government backing or guaranteed payment of interest and principal, shares of the Portfolio are not guaranteed and prices will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-3 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

MAINSTAY VP GROWTH EQUITY PORTFOLIO

MARKET OVERVIEW
After three years of negative returns, the U.S. stock market rebounded in the first half of 2003. Equity gains were broad-based, with every sector ending the six-month period in positive territory. Based on Russell Indices, growth stocks outperformed value stocks at all capitalization levels, and smaller-capitalization stocks generally outperformed larger-capitalization issues.

Although the conflict in Iraq weighed heavily on the economy during the first half of the year, the equity market was still able to advance. The combination of a strong bond market and an accommodative Federal Reserve (the Fed) brought interest rates to their lowest level in over 40 years. On June 25, 2003, the Fed lowered the targeted federal funds rate by 25 basis points to 1.00%. The stock market also benefited when Congress passed a highly stimulative tax bill that included tax reductions on corporate dividends. As expectations for future economic growth began to improve, stock prices continued to climb.

The risk premium for U.S. equities decreased during the first half of 2003, due to the sharp drop in interest rates. Primary beneficiaries included some of the market's most speculative areas, such as internet software & services and internet retail. Highly leveraged airlines and unregulated utilities also benefited, as lower interest rates allowed them to strengthen their balance sheets.

PORTFOLIO OVERVIEW
For the six months ended June 30, 2003, the MainStay VP Growth Equity Portfolio (initial class of shares) returned 9.43%. The Portfolio underperformed the 10.78% return of the average Lipper* Variable Products Large-Cap Core Portfolio over the same period. The Portfolio also underperformed the 12.34% return of the Russell 1000(R) Index* and the 11.76% return of the S&P 500(R) Index* for the first six months of 2003.

The Portfolio's relative performance was negatively impacted by a core orientation toward higher-quality companies with steady earnings and strong balance sheets. During the first half of the year, the Portfolio stuck to this strategy, even as aggressive-growth and deep-value stocks led performance. We remain committed to our strategy, however, since we believe it may help the Portfolio outperform should investors refocus on fundamentals in the second half of the year.

STRATEGY AND SECTOR ALLOCATION
During the first half of 2003, the Portfolio concentrated on companies that have been able to grow earnings through the difficult economy of the past few years. We looked for companies with positive free cash flow, strong balance sheets, and the ability to increase dividends. In light of recent tax reforms and our expectation that interest rates will remain low, we believe that companies that are able to consistently raise dividends may emerge as market leaders.

We increased the Portfolio's already overweighted position in the health care sector during the first half of the year, with emphasis on companies that currently generate strong earnings and have what we believe to be promising growth prospects. We also added exposure to the financials sector during the period. Our decision was based in part on the Federal Reserve's observation that an accommodative monetary policy might help support an economy that may face persistent deflationary pressures. We purchased stocks in higher-growth industries, such as diversified financial services and capital markets. In light of recent fiscal and monetary policies, the Portfolio reduced its weighting in the consumer staples sector, since we believe that more-cyclical industries may have better prospects for earnings growth.

We maintained the Portfolio's underweighted position in the information technology sector during the first half of the year for several reasons. We were primarily concerned that the price/earnings multiples of many information technology companies remained stretched, despite severe stock-price contraction in recent years. Although information technology stocks were among the market's strongest performers in the first half of 2003, we saw only minor signs of improving demand. We may increase the Portfolio's exposure to the information technology sector when we feel more comfortable that a sustainable improvement in earnings is imminent.

STRONG AND WEAK PERFORMERS
Internet commerce company eBay (+53%)(1) was one of the Portfolio's strongest performers for the first half of the year. The stock benefited when the number of listings on the company's internet auction site grew significantly. Video-game provider Electronic Arts (+48%) saw its stock rebound steadily from depressed levels at year-end 2002. The company was able to distinguish itself from its peers by exceeding earnings expectations. Medical supplies maker Boston Scientific (+43%) advanced on hopes that the company's new products will be approved and will provide a strong boost to earnings. Amgen (+36%), a global biotechnology company, was another strong performer for the Portfolio during the first half of 2003.

Countrywide Financial (+35%), a residential mortgage banking company, outperformed on strong refinancing demand in a declining interest rate environment. Intel (+33%) performed well, as it was one of the few semiconductor companies able to keep earnings in line with expectations through the semi-annual period.

Given the general strength of the equity market during the first half of 2003, only a few stocks in the Portfolio provided disappointing results. Lockheed Martin (-17%) was one of the Portfolio's weakest holdings. Even though the company's operating performance was positive, the stock suffered from a general rotation out of the aerospace & defense industry after three years of strong returns for investors.

SIGNIFICANT PURCHASES AND SALES
One of the Portfolio's best performing new purchases was Textron (+32%), a global multi-industry company. We purchased the stock at levels we believed to be depressed in light of the company's ability to generate free cash flow. We also added satellite TV provider Echostar Communications (+23%), which also showed significant free cash-flow growth. Biotechnology company Genzyme (+22%) was another new purchase. The company benefited not only from the strong performance of its current product line but also from the future growth prospects of new products.

We sold the Portfolio's position in health care services company HCA during the first half of 2003. HCA's stock declined 23% after our sale, as the company -- and the hospital industry as a whole -- suffered from declining utilization rates. The Portfolio also sold Unilever, a global consumer products company, following a pre-announcement of lower-than-expected earnings. The move proved to be beneficial for the Portfolio, since the stock price fell 8% shortly after the position was sold.

LOOKING AHEAD
Declining interest rates may have fueled the equity market rally in the first half of 2003, but we believe that fuel is essentially spent. In our opinion, the next market advance will likely depend on fundamentals, such as earnings, dividends, and valuations. Sectors and companies that are able to improve earnings growth may be rewarded, while earnings laggards may be punished. We believe that the combination of monetary and fiscal stimulus we have seen in the first half of 2003 may help move corporate earnings growth higher and that the lowering of tax rates on corporate dividends was a monumental event.

We are particularly interested in companies that are able to generate free cash-flow growth, since we expect increasing investor interest in companies that can raise their dividends quickly. No matter what the markets or the economy may bring, the Portfolio will continue to seek long-term growth of capital, with income as a secondary consideration.

James Agostisi
Patricia S. Rossi
Portfolio Managers
New York Life Investment Management LLC

(1) Percentages reflect the total return performance of the indicated securities for the six months ended June 30, 2003, or for the portion of the reporting period such securities were held in the Portfolio, if shorter. Due to purchases and sales, the performance of Portfolio holdings may differ.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-3 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

MARKET OVERVIEW
During the first half of 2003, the world was shaken by a war in Iraq, corporations were reticent to spend or hire, Federal Reserve policy was accommodative, fiscal policy was stimulative, and inflation remained in check. Real gross domestic product, which rose 1.4% in the first quarter, is expected to be 2.4% in the second, according to advance estimates by the Bureau of Economic Analysis.

During the first half of 2003, the high yield market continued its strong rally from the last three months of 2002. High yield bonds, including developed and emerging-market securities, were among the best-performing broad asset classes in the first quarter of 2003. High yield bond performance improved considerably in the second quarter.

Throughout the reporting period, technicals remained robust. In the second quarter alone, twelve billion dollars flowed into the high yield market, and for every high yield issue that declined, more than seven issues advanced. The high yield new issue market doubled in size from the first quarter to the second, with high yield new issues in the second quarter equal to two-thirds of all new high yield issues in 2002.

PERFORMANCE OVERVIEW
For the six months ended June 30, 2003, the MainStay VP High Yield Corporate Bond Portfolio (initial class of shares) returned 20.93%. The Portfolio outperformed the 14.20% return of the average Lipper* Variable Products High Current Yield Portfolio over the same period. The Portfolio also outperformed the 17.32% return of the Credit Suisse First Boston(TM) High Yield Index* for the six months ended June 30, 2003.

Performance was strong during the first half of 2003. Portfolio cash levels ran high at times because of inflows into the Portfolio, as we sold positions that met our price targets and meticulously redeployed the cash.

PORTFOLIO MANAGEMENT DECISIONS
The airlines industry showed extremely weak performance in the first quarter of 2003, as geopolitical tensions, financial problems, and union negotiations clouded the investment horizon. The second quarter provided a stark contrast when the industry came back to life as the war with Iraq wound down and union negotiations were finalized. Investors returned to the industry as summer bookings began to grow. The Portfolio's holdings in Delta Air Lines and Northwest Airlines were both among the top performers for the first half of 2003.

The Portfolio held securities of many information technology companies that have benefited from cost cutting and balance-sheet improvements. Avaya, Juniper Networks, Lucent Technologies, and Nortel Networks were among the top performers in the first quarter. While revenues for communications equipment makers are not growing, the market is reacting positively to the balance-sheet and cash-flow restructurings that these companies have reported. Xerox showed revenue gains as well as an increase in margins. The company's strong fourth-quarter results gave the Portfolio's holdings a boost in the first quarter of 2003. Other information technology holdings in the Portfolio included CIENA and LSI Logic.

Sprint Capital wireless affiliates led performance in the wireless telecommunication services industry. The Portfolio also held Alamosa, COLT Telecom Group, and US Unwired. The Portfolio's diversified telecommunication services investments included Qwest and Call-Net Enterprises. In the second quarter, investors overcame concerns regarding Qwest's lack of a wireless affiliate and audited financials. Many were encouraged by the company's debt reduction through asset sales (Dex Directory) and a debt exchange, and by the monopoly value of an underlying Regional Bell Operating Company (the former U.S. West Communications).

AES was also a top performer in the first half. The utility company recently announced several asset sales and is using the proceeds to reduce leverage by repaying a portion of its obligations. The Portfolio also initiated positions in some gas pipeline companies during the first half of the year. The pace of utility-industry performance slowed after the first quarter, but the industry continued to surpass the Credit Suisse First Boston High Yield Index. Utilities are currently the largest industry in the Index and the Portfolio is market weighted. The Portfolio's holdings included AES, Calpine, Tennessee Gas Pipeline and Mirant Americas Generation.

Health care companies provided lackluster performance in the first quarter and were in line with the market in the second quarter. We have reduced the Portfolio's exposure to this sector. Health care holdings included dj Orthopedics, Express Scripts, Medaphis, and Vertex Pharmaceuticals.

Cable companies were strong performers in the first half of 2003. Companies sold off significantly in 2002, and valuations sank dramatically amid the woes at Adelphia Communications and Charter Communications Holdings and negative perceptions about the industry's ability to generate free cash flow. The asset value of cable systems, the expected free cash flow, and the resulting credit improvement brought investors back to the industry in the second quarter. The Portfolio's holdings included Adelphia Communications, FrontierVision Holdings, Time Warner Entertainment, Comcast Cable Communications, and British Sky Broadcasting Group, all of which were positive performers for the last three months of the reporting period.

The Portfolio's poorest-performing securities in the first half of the year included steel companies Algoma Steel and AK Steel, whose results were consistent with the market. The performance of recently restructured Marconi, a European telecommunications equipment provider, was a disappointment. The performance of the Portfolio's holdings in Xerox detracted from the Portfolio's results during the second quarter as well.

SECTOR WEIGHTINGS
All industries in the high yield market provided positive results for the first half of 2003. The best performances came from the utilities industry group and the wireless telecommunication services and diversified telecommunication services industries. The worst performances came from the consumer durables & apparel industry group and the metals & mining and food & staples retailing industries.

The Portfolio benefited from overweighted positions in airlines and utilities and a market weight in the wireless telecommunication services industry. The Portfolio also benefited from an underweighted position in the consumer discretionary sector, including both durable and nondurable goods. As of June 30, 2003, the Portfolio remained underweighted in consumer-related industries. The positioning was based on industry fundamentals and our efforts to avoid negative exposure should the economy face another downturn. A market-weighted position in the metals & mining industry detracted from the Portfolio's performance during the first half of 2003.

LOOKING AHEAD
From a big-picture perspective, we remain positive about the prospects for the high yield market. Low real interest rates, significant federal stimulus, and continuing improvements in the world's financial markets all provide great potential for the economy. On the other hand, we are still waiting to see broad-based earnings improvements in corporate America, which leads us to believe that a meaningful economic recovery remains more of a prospect than a clear reality.

We do, however, have conviction that default rates in the high yield market are heading lower. While the market waits for corporate earnings improvements, lower default rates may help support a continuation of the market rally we've seen in the first half of 2003. We continue to view the overall yield level of the high yield market as attractive relative to the 10-year U.S. Treasury bond yield, which was 3.54% at the end of the reporting period.(1)

Whatever the markets or the economy may bring, the Portfolio will continue to seek maximum current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation will remain a secondary objective.

Donald E. Morgan
J. Matthew Philo
Portfolio Managers
MacKay Shields LLC

(1) Yields on actively traded issues adjusted to constant maturities. Source:
    U.S. Treasury.

High yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets.

The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-3 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

MAINSTAY VP INDEXED EQUITY PORTFOLIO

MARKET OVERVIEW
The first half of 2003 saw significant swings in the U.S. equity markets. While investors tried to spark a sustainable rally at the start of the new year, geopolitical pressures -- including the threat of military conflict in Iraq -- drove equity prices down from mid-January through early March.

The market began to recover before coalition forces entered Iraq, and the progress of the war continued to influence equity investors in March and April 2003. Any significant advances on the military front translated into notable advances for the major equity indices, as evidenced by the 1,000-point surge in the Dow Jones Industrial Average* in mid-March. On the other hand, coalition setbacks were accompanied by steep declines in the U.S. equity markets. On May 1, 2003, President Bush announced that "major combat operations in Iraq have ended," and investors celebrated the fact that a protracted conflict had been avoided.

The equity markets continued to rally through the second week in June, largely driven by declining energy costs, improving corporate profits, and a marked turnaround in investor sentiment. Assets flowed back into equities, and the broad market provided double-digit positive returns for both the three-month and the six-month periods ended June 30, 2003.

PERFORMANCE OVERVIEW
For the six months ended June 30, 2003, the MainStay VP Indexed Equity Portfolio (initial class of shares) returned 11.58%. The Portfolio outperformed the 11.50% return of the average Lipper* Variable Products S&P 500(R) Index Portfolio over the same period. The Portfolio underperformed the 11.76% return of the S&P 500(R) Index* for the six months ended June 30, 2003. Since the Portfolio incurs actual expenses that a hypothetical index does not, there will be times when the Portfolio lags the Index.

STRONG PERFORMERS
The top-performing subindustry(1) in the S&P 500(R) Index for the first half of 2003, based on total return alone, was internet software & services (+100.35%),(2) followed by computer & electronics retail (+63.45%), internet retail (+53.61%), computer storage and peripherals (+52.67%), and wireless telecommunications services (+47.63%).

When both total returns and weightings were taken into account, the five subindustries making the greatest positive contribution to the performance of the S&P 500(R) Index were pharmaceuticals (+7.69%), semiconductors (+30.43%), industrial conglomerates (+14.69%), computer hardware (+15.00%), and biotechnology (+32.84%).

Based on total returns alone, the five top-performing stocks in the S&P 500(R) Index for the six months ended June 30, 2003, were Dynegy (+255.93%), Williams (+192.59%), Avaya (+163.67%), Corning (+123.26%), and PMC-Sierra (+110.97%).
During the same period, several stocks with lower returns but higher weightings in the Index made a larger positive contribution to the performance of the S&P 500(R) Index when both total returns and weightings were taken into account. On this basis, the leader was General Electric (+17.78%), followed by Citigroup (+21.63%), Intel (+33.49%), Cisco Systems (+27.40%), and Amgen (+37.44%).

WEAK PERFORMERS
Based on total returns alone, the worst-performing subindustry in the S&P 500(R) Index was photo products (-21.95%), followed by health care facilities (-21.81%), motorcycle manufacturers (-13.73%), metal & glass containers (-10.41%), and trading companies & distributors (-9.29%). Taking both total returns and weightings into account, the subindustry that had the greatest negative impact on the performance of the Index was health care facilities (-21.81%), followed by integrated telecommunications (-2.27%), multi-line insurance (-2.97%), packaged foods (-2.25%), and photo products (-21.95%).

Measured on the basis of total returns alone, the worst-performing stocks in the S&P 500(R) Index over the semiannual period were Tenet Healthcare (-28.96%), J.C. Penney (-26.77%), AT&T Wireless Services (-26.27%), UNUMProvident (-23.55%), and Goodyear Tire & Rubber (-22.91%). The company whose stock had the greatest negative impact on the Index, taking both weightings and total returns into account, was American International Group (-4.62%), followed by Johnson & Johnson (-3.74%), Freddie Mac (-14.02%), Schering-Plough (-16.22%), and AT&T Wireless Services (-26.27%).

INDEX ADJUSTMENTS
From time to time, Standard & Poor's adjusts the makeup of the Index following corporate actions, such as mergers, acquisitions, spin-offs, and similar events. In addition, the makeup of the Index may be adjusted to reflect changing assessments by Standard & Poor's of which businesses and industries are having a major impact on the U.S. economy. During the first half of 2003, there were just five additions to and five deletions from the S&P 500(R) Index, compared to ten additions and ten deletions during the first half of 2002.

In February 2003, Rational Software was deleted from the Index and replaced by AutoNation. In March, HEALTHSOUTH was deleted and replaced by McCormick. Also in March, troubled AMR, the parent company of American Airlines, was removed from the Index when the company's market capitalization and price per share became unacceptably low. AMR was replaced by Apartment Investment & Management.

Household International was deleted at the end of the first quarter. Household International was bought out by foreign-owned HSBC, and thus became ineligible for a place in the Index. Household International was replaced by Symantec. During the second quarter, Pharmacia was deleted from the Index and replaced by Federated Investors. Pharmacia was acquired by S&P 500(R) Index component Pfizer.

LOOKING AHEAD
Investors must now grapple with the question of whether the bullish market sentiment of the second quarter is sustainable or whether deteriorating economic fundamentals will cause U.S. equities to decline.

There are a number of reasons why many believe that the recent market rally has been based on a weak foundation. Although first-quarter corporate earnings results were better than expected, bottom-line improvements came primarily from cost-cutting rather than from real increases in demand. Second, much of the rally was based on expectations of an improving economy in the second half of 2003. If the improvements don't come, the market is likely to reflect investor disappointment. Third, consumer confidence came in at a higher-than-anticipated reading in June, and the housing sector continued to post record sales. Manufacturing, on the other hand, remained sluggish, as the Institute for Supply Management's(3) indicator edged up nominally to a 49.8 reading in June, which still suggests manufacturing contraction. Finally, according to the Bureau of Labor Statistics, in June 2003, the U.S. unemployment rate reached 6.4%, a level that hasn't been seen since April 1994.

In our view, the equity markets may well be able to shake off this "gloom and doom" scenario in the near future. Interest rates, as impacted by the Federal Reserve's monetary easing in June 2003, have reached their lowest levels in 45 years. This gives investors good reason to put their money in equities. There is also evidence that investors continue to hold a substantial amount of cash on the sidelines, which may help boost the equity markets if the indices continue to trend higher and the move into equities continues.

As index investors, we do not evaluate or respond to changing economic and market conditions or concern ourselves with market psychology. Whatever the markets or the economy may bring, the Portfolio will continue to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) Index.

Jefferson C. Boyce
Stephen B. Killian
Portfolio Managers
New York Life Investment Management LLC

(1) The Global Industry Classification Standard categorizes companies by sector, industry group, industry, and subindustry. Results in this section of the semiannual report reflect subindustry and company performance. In the Portfolio of Investments that follows, companies are listed by industry.

(2) All percentages reflect total returns for the six-month period ended June 30, 2003.

(3) The Institute for Supply Management reports on business activity in both the manufacturing and the non-manufacturing sectors. The ISM Non-Manufacturing Index and the ISM Manufacturing Index are both used as indicators of whether the economy is expanding or contracting. An investment cannot be made directly into an index.

The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-3 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

MARKET OVERVIEW
During the six months ended June 30, 2003, most developed international equity markets provided positive returns in both U.S. dollar terms and local currency terms. Following a prolonged slowdown, the trend in Japanese productivity has recently shown tentative signs of stabilizing. Broader acceleration will be needed, however, before Japanese stocks are likely to attract widespread investor interest. Headlines from the Bank of Japan's Tankan Survey suggest upside possibilities in the near term.

Recent indicators in the euro zone show that business sentiment lags that of the United States and the United Kingdom, while households remain cautious. It is generally believed that until the U.S. economy shows signs of a sustainable recovery, the rest of the world may be hard pressed to grow.

During the first half of the year, market advances were broad-based. Most sectors rebounded sharply from their lows in March 2003. Overall, the consumer staples sector was the weakest sector, barely eking out a positive return for the six months ended June 30, 2003. Although stocks in the information technology, media, and telecommunication services sectors(1) were the best performers for the reporting period, declining earnings expectations in these portions of the market may have led to stretched valuations.

PERFORMANCE REVIEW
For the six months ended June 30, 2003, the MainStay VP International Equity Portfolio (initial class of shares) returned 9.17%. The Portfolio outperformed the 8.99% return of the average Lipper* Variable Products International Portfolio over the same period. The Portfolio underperformed the 9.47% return of the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI
EAFE) Index* for the six months ended June 30, 2003.

We attribute the Portfolio's strong relative performance to our bottom-up investment process, which pointed the portfolio toward companies with solid franchises and high returns on invested capital.

STRONG AND WEAK PERFORMERS
Among the stocks that added the most value to the Portfolio in the first half of 2003 was Iberdrola (+15.16%)(2), one of Spain's major electricity generation and distribution companies. The company is successfully implementing a five-year restructuring plan by divesting non-core assets and focusing on the businesses it knows best.

Next (+42.64%), a retail apparel merchant with 331 stores in the U.K., was also a strong performer for the Portfolio during the reporting period. We believe that consumer spending is likely to remain strong as long as British interest rates and unemployment rates remain low, which may help Next return to normal growth rates after a period of above-average growth.

Banco Popular Espanol (+15.05%) is a regional Spanish bank that accounted for 3.0% of the Portfolio's net assets on June 30, 2003. Not only did the company benefit from a recent surge in loans, it managed to increase profits when competitors reported declines. We continue to hold the stock in the Portfolio.

Not all of the Portfolio's holdings had positive results during the reporting period. Rentokil Initial (-11.94%), a global business services company operating in over 40 countries, saw its stock price decline when geopolitical tensions slowed the pace of corporate spending around the world. We believe the company is well positioned in its many service areas, including the security business, and the Portfolio continues to hold 3.7% of its net assets in the stock at mid-year.

Nintendo (-20.72%), a global marketer of entertainment hardware and software, also detracted from the Portfolio's performance during the reporting period. The introduction of Microsoft's XBOX brought fierce competition, and since expectations for the hand-held entertainment market have been lowered, we are carefully reviewing Nintendo's future profit potential.

SECTOR WEIGHTINGS
At the end of June 2003, however, the Portfolio's bottom-up stock selection process had resulted in significantly overweighted positions in defensive sectors, such as consumer staples and utilities and a slightly overweighted position in industrials. At mid-year, the same process had resulted in underweighted positions in the telecommunication services, information technology, and energy sectors. As of June 30, 2003, the Portfolio was market weighted in financials.

The Portfolio uses a bottom-up stock selection process that evaluates equities one-by-one. It does not rely on a top-down assessment of the relative potential of different countries or economies. During the reporting period, however, the Portfolio's bottom-up process identified more-compelling investments in Europe and Asia than in Japan. As a result, at mid-year the Portfolio was underweighted in Japanese stocks relative to the MSCI EAFE Index.

LOOKING AHEAD
Until we see additional indications of a major rebound in business activity, we expect the Portfolio to remain overweighted in the sectors where it was positioned at the end of the first half of 2003. Nevertheless, we will remain alert to potential opportunities as they may arise, and would be willing to consider businesses in challenged areas of the market, such as information technology and media, if prices correct and stocks begin to offer value that we find more compelling.

Whatever individual markets or the global economy may bring, the Portfolio will continue to seek to provide long-term growth of capital commensurate with an acceptable level of risk by investing in primarily non-U.S. equity securities. Current income will remain a secondary objective.

Rupal J. Bhansali
Portfolio Manager
MacKay Shields LLC

(1) The MainStay VP Series typically reports sectors using the Global Industry Classification Standard (GICS), but the Dow Jones Global Classification Standard is also widely used. The technology, media, and telecom (TMT) sectors as defined by the latter standard bear a rough correspondence to the information technology sector, the media industry group, and the telecommunication services sector as defined by GICS. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into a sector or an index.

(2) Percentages reflect the total return performance of the indicated securities for the six months ended June 30, 2003, or for the portion of the reporting period such securities were held in the Portfolio, if shorter. Due to purchases and sales, the performance of Portfolio holdings may differ.

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-3 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

MAINSTAY VP MID CAP CORE PORTFOLIO

MARKET AND PORTFOLIO OVERVIEW
The MainStay VP Mid Cap Core Portfolio earned 12.51% for the six-month period ending June 30, 2003. The Portfolio underperformed both its benchmark, the Russell MidCap(R) Index*, and the average Lipper* Variable Products Mid-Cap Core Portfolio, which returned 15.47% and 13.23%, respectively, for the first half of 2003.

Small-cap stocks, overall, performed better in the first half of the year relative to their large- and mid-cap counterparts as investors, effectively, grew more risk tolerant in the second quarter of 2003. The Russell 2000(R) Index*, a gauge of small-cap stocks, posted an impressive gain of 17.88% while the Russell MidCap(R) Index, a barometer of mid-cap stocks, returned 15.47% for the same period. The Russell 1000(R) Index*, a barometer of large-cap stocks, trailed the other two indices with a return of 12.34% for the six-month period ending June 30, 2003.

The first half of 2003 has seen significant swings in the equity markets. While investors tried to spark a sustainable rally at the start of 2003, geopolitical pressures drove the equity markets to significant lows amidst the threat of conflict with Iraq. The war with Iraq continued to influence investors as the equity markets were driven, effectively, by the progress of the U.S. led coalition forces in Iraq. Any significant advances on the military front translated into major advances for the major market indices as evidenced by the 1,000-point surge in the Dow Jones Industrial Average* in mid-March. Conversely, any setbacks experienced by the coalition resulted in steep declines in the U.S. markets. Following such logic, investors celebrated the equity markets in April as a successful and reasonably quick end to the Iraqi conflict confirmed that the markets' worst fears would not be realized. The ensuing rally was, effectively, driven by a significant decrease in energy costs, an improvement in corporate profitability and a marked turnaround in investor sentiment causing a shift of assets back into equities and resulting in double-digit appreciation in the broad equity markets.

Investors must now, however, grapple with the question of whether this bullish market sentiment is sustainable or whether equities will suffer a pullback due to deteriorating economic fundamentals. The foundation of this rally is perceived to be a rather feeble one. Although first quarter earnings results were better than expected, companies' bottom lines improved mostly as a function of cost cutting rather than a real pickup in demand. Secondly, the run-up in the market has been based largely on investor expectations of how the economy will perform in the second half of the year. If reality does not meet these expectations, however, the markets will reflect investor disappointment accordingly. Moreover, while consumer confidence came in at a higher than expected reading in June and the housing sector continued to post record sales, manufacturing remains sluggish as the Institute for Supply Management's(1) indicator edged up nominally to 49.8 in June (still suggesting contraction in the sector) and the unemployment rate reached an eight-year high of 6.1%. Stocks may, however, be able to shake off this "gloom and doom" scenario for two reasons. First of all, interest rates, as a result of the Federal Reserve's monetary easing, have reached their lowest levels in 45 years, thereby providing an impetus for investment in equities. Secondly, investors continue to hold a substantial level of cash on the sidelines which, may provide quite a boost to the markets if equities continue to trend higher and investors begin to shift their assets back into stocks.

ALLOCATION DECISIONS AND SECTOR SPECIFICS
The largest positive contributions to Portfolio return in the first half of 2003 were made by the financials, telecommunication services and industrials sectors. Within the financials sector, the Portfolio's overweighted position in Countrywide Financial, one of the nation's largest mortgage banks, fared well in the period as the firm continues to experience record-breaking performance due to the continued surge in mortgage activity amidst the lowest interest rate environment in 45 years. Similarly, the Portfolio boosted return relative to its benchmark through its overweighted positions in such strong performers as Bear Stearns. A general overweighting in telecommunication services stocks benefited the Portfolio as this sector gained favor. Specifically, our overweighted position in Nextel Communications, a wireless communications provider, provided the biggest boost to return within the sector. Within the industrials sector, our underweighted position in Norfolk Southern, the major railroad concern translated into a positive contribution to return as this issue came under pressure in the second quarter. The Portfolio's overweighted position in PACCAR, a truck manufacturer, also benefited performance as the company surged in the year-to-date 2003 period.

Conversely, the largest detractors from return were the Portfolio's holdings within the information technology, consumer discretionary and health care sectors. The information technology sector rallied in the latter part of the first half of 2003 as investors shifted assets back into equities with an appetite for riskier, higher beta stocks and a desire for higher returns. Beaten down names such as VERITAS Software, Corning, Adobe Systems, BMC Software, Network Appliance and Altera surged back logging in impressive double-digit returns. The conservative posturing of the Portfolio, however, which had served investors so well in the recent past, worked against it as the Portfolio was caught underweighted in these big gainers. Within the consumer discretionary sector, the Portfolio's overweighted position in Eastman Kodak proved to be the largest security level detractor from return. The photographic supply company's stock price suffered after issuing a negative earnings warning in June as the SARS virus impeded sales in their Asian markets due to quarantines and travel restrictions. Similarly, our overweighted position in troubled department store chain, J.C. Penney, hurt return as the company saw a decrease in revenue in its wholly-owned Eckerd's operations as drugstore sales decreased due to lower priced generic drugs and Claritin's availability as an over the counter medication. Similarly, other overweighted positions in retailers such as Jones Apparel Group also hurt the Portfolio as this stock experienced steep declines in the period. Within the health care sector, the Portfolio's decision to own companies with a real history of visible earnings caused a general underweighting in the higher risk biotechnology stocks. Again, investors, shifting to higher returning equities as an alternate to the record low yields in fixed-income, drove returns in the biotechnology industry. Our underweighted positions within Gilead Sciences (a biotechnology concern with rising sales from Viread, a drug to treat the virus that causes AIDs), Genzyme (also a biotech concern benefiting from strong sales of Renagel -- a drug used to treat kidney disease, as well as other drugs for the treatment of rare genetic diseases) and Millennium Pharmaceuticals, another biotechnology concern, hurt return as these companies experienced strong double-digit returns in the quarter.

LOOKING AHEAD
We continue to believe that mid-cap equities may offer solid investment opportunities, even in highly volatile and unpredictable markets. Our quantitative management approach will continue to seek promising stocks, without regard to market psychology or other subjective factors that may influence the decisions of other managers.

While many factors may influence the stock market and the overall state of the economy, we believe that disciplined model-based investing may provide results over full market cycles. Whatever the markets or the economy may bring, the Portfolio will continue to seek long-term growth of capital.

Harvey Fram
Stephen B. Killian
Portfolio Managers
New York Life Investment Management LLC

(1) The Institute for Supply Management reports on business activity in both the manufacturing and the non-manufacturing sectors. The ISM Non-Manufacturing Index and the ISM Manufacturing Index are both used as indicators of whether the economy is expanding or contracting. An investment cannot be made directly into an index.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-3 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

MAINSTAY VP MID CAP GROWTH PORTFOLIO

MARKET OVERVIEW
After rising slightly in the first two weeks of 2003, the stock market declined through mid-March, weighed down by uneven economic activity, weak corporate profits, and rising energy prices. The markets also had to contend with mounting tensions with Iraq, a North Korean nuclear threat, ongoing differences in the Middle East, and widespread concern over international terrorism.

By the second quarter, investors were beginning to assume a more positive market posture. With the conclusion of major combat operations in Iraq, the market reflected optimism that the economy and corporate profits might improve. Several major market indices recorded their best performance in several years during the second quarter and first half of 2003. As the first six-month period drew to a close, investors still appeared to be in a relatively upbeat mood, their spirits buoyed by income-tax reductions and the Federal Reserve's still-aggressive stance on lowering interest rates.

PORTFOLIO OVERVIEW
For the six months ended June 30, 2003, the MainStay VP Mid Cap Growth Portfolio (initial class of shares) returned 20.47%. The Portfolio outperformed the 15.97% return of the average Lipper* Variable Products Mid-Cap Growth Portfolio. For the same period the Portfolio outperformed the 18.79% return of the Russell 2500(TM) Growth Index* and the 12.41% return of the S&P MidCap 400 Index*.

STRATEGIC POSITIONING
During the early months of 2003, the Portfolio maintained an overweighted position in the consumer discretionary and health care sectors, where underlying business fundamentals remained strong. The Portfolio also maintained an underweighted position in the information technology and industrials sectors, where business prospects were somewhat unclear.

In the second quarter, however, as we began to see emerging evidence of an economic rebound, the Portfolio slightly increased its exposure to the industrials and information technology sectors, both of which may benefit if, as some anticipate, capital spending increases later this year. At the same time, the Portfolio modestly reduced its weightings in the consumer discretionary sector. As of June 30, 2003, the portfolio was still overweighted in consumer discretionary and health care stocks, slightly underweighted in information technology, underweighted in the energy sector, and market-weighted in financials.

STRONG AND WEAK PERFORMERS
During the first half of 2003, the largest positive contribution to the Portfolio's performance came from its consumer discretionary sector holdings. Strong performers within this sector included a quartet of homebuilders, D.R. Horton, Lennar, M.D.C. Holdings, and KB Home, all of which rose sharply as the homebuilding subindustry continued to benefit from a resilient residential housing market. The Portfolio also saw solid gains from specialty discount retailer Fred's and leather goods manufacturer and marketer Coach. Both of these companies have continued to benefit from robust consumer-spending trends, good management, and strong execution of their business plans.

The industrials sector was another area of strength during the first half of 2003. Airline operators JetBlue Airways and SkyWest set the performance pace. Three educational services stocks -- Career Education, Education Management, and Apollo Group -- also turned in strong results for the six-month reporting period.

The financials sector also contributed positively to the Portfolio's performance during the first half of 2003. Healthy consumer-loan demand and mortgage-refinancing activity along with improving credit quality bolstered operating results at credit-card heavyweight Capital One Financial, and at savings and loan concerns New York Community Bancorp, Roslyn Bancorp, and UCBH Holdings.

The Portfolio's results in the health care sector were generally mixed during the first half of 2003, although the net contribution was negative. The Portfolio experienced weak performance from pharmacy-services company Accredo Health and acute-care hospital operators Triad Hospitals. Unfortunately these setbacks offset strong results from biotechnology company Gilead Sciences and from two HMOs, Mid Atlantic Medical Services and Coventry Health Care. Gilead Sciences is on the verge of a robust new-product rollout, and Mid Atlantic Medical Services and Coventry Health Care are benefiting from favorable enrollment trends, firm pricing, and stringent cost controls. Accredo Health and Triad Hospitals were sold out of the Portfolio and replaced by Gilead Sciences and MedImmune, another biotechnology concern with bright earnings prospects.

The information technology sector also turned in a mixed, but net negative performance during the first six months of the year. Healthy gains by telecommunications software vendor Amdocs, telecommunications equipment maker UTStarcom, and semiconductor company NVIDIA, were mitigated by losses in computer services company Affiliated Computer Services and optical networking equipment maker CIENA.

Another sector that detracted from the Portfolio's performance was energy, which was underweighted in the Portfolio. Oil driller GlobalSantaFe declined as a result of deteriorating business fundamentals and we sold the Portfolio's position at a loss for the portion of the reporting period it was held in the Portfolio.

SIGNIFICANT PURCHASES AND SALES
During the first six months of 2003, the Portfolio modestly added to its weighting in the industrials and information technology sectors, seeking to position the Portfolio to take advantage of an anticipated rise in capital spending. The strategy was to boost existing positions, where business fundamentals were strengthening and valuations still appeared reasonable. Notable additions in the information technology sector included NVIDIA and semiconductor concern QLogic. These additions made positive contributions to the Portfolio's overall performance.

The sales made during the first half of 2003, particularly in the health care sector, had a net positive effect on performance. The proceeds were deployed in companies with more attractive growth prospect.

LOOKING AHEAD
With geopolitical tensions showing signs of easing, we believe that as we move forward investors will need to more closely monitor fundamental factors, such as economic data and earnings reports, to see whether Wall Street's recent optimism is truly warranted. In the meantime, our disciplined investment process will continue to emphasize a diversified portfolio of about 80 mid-cap growth stocks with a focus on consumer discretionary, information technology, industrial and financial stocks.

Whatever the markets or the economy may bring, the Portfolio will continue to seek long-term growth of capital.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-3 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

MARKET OVERVIEW
Concerns about continued economic weakness dominated the markets in the first few months of 2003, along with a growing preoccupation with the likelihood -- and later the eventuality -- of armed conflict in Iraq. After the swift conclusion of the war, the equity market experienced a multi-week relief rally that was sustained by growing indications of a gradual economic recovery.

Upward momentum in stock prices was buttressed by expectations of a generally positive earnings reporting season. No doubt, many companies will mark results against weak prior-year performance and previously lowered expectations. Bankruptcies and accounting scandals that plagued the market in 2002 were essentially absent so far this year, and the first half of 2003 moved from a relatively pessimistic start to a strong upbeat finish. In late June, the Federal Reserve reduced the targeted federal funds rate by 25 basis points to a low 1.00%.

During the six months ended June 30, 2003, small-cap and mid-cap stocks generally outperformed large-caps. Based on Russell Indices, growth stocks outperformed value equities at all capitalization levels. During the reporting period, January and May stood out as months when the smallest of small-cap stocks and stocks of many unprofitable, more-speculative companies strongly outperformed.

PERFORMANCE OVERVIEW
For the six months ended June 30, 2003, the MainStay VP Small Cap Growth Portfolio (initial class of shares) returned 15.61%. The Portfolio underperformed the 16.26% return of the average Lipper* Variable Products Small-Cap Growth Portfolio for the same period. The Portfolio also underperformed the 19.33% return of the Russell 2000(R) Growth Index* and the 17.88% return of the Russell 2000(R) Index* for the six months ended June 30, 2003.

Security selection in the consumer discretionary and industrials sectors made a positive contribution to performance during the first half of 2003. Unfortunately, this was much more than offset by weaker stock selection in the energy, health care, and information technology sectors. The Portfolio's underweighting in financials helped performance.

STRONG AND WEAK PERFORMERS
Among the Portfolio's top-performing stocks during the first six months of 2003 were Integrated Circuit Systems, a manufacturer of silicon timing devices, or clock chips; Coventry Health Care, a managed health care company; Ryland Group, a homebuilding and mortgage-related finance firm; Odyssey Healthcare, a provider of hospice services in the United States; and Taro Pharmaceutical Industries, a developer, manufacturer, and marketer of health care products.

Among the biggest detractors from the Portfolio's performance during the reporting period were stocks of companies with disappointing results including Priority Healthcare, a distributor of specialty pharmaceuticals and medical supplies; Scientific Games, a provider of services, systems, and products to the gaming and lottery industries; LifePoint Hospitals, a health care service provider; Internet Security Systems, an internet security management provider; and Planar Systems, a developer, manufacturer, and marketer of electronic display products.

SIGNIFICANT PURCHASES AND SALES
We added several new positions to the Portfolio during the first half of the year including thin film company Applied Films, business intelligence solutions provider Business Objects, musical instruments retailer Guitar Center, investment banker and institutional securities firm Jefferies Group, integrated network security solutions provider NetScreen Technologies, and specialty retailer Sharper Image. These are all well positioned growth companies selling at attractive valuations.

We eliminated several holdings during the reporting period, including biopharmaceutical company Celgene, classic leather accessories designer and producer Coach, diversified financial services company Doral Financial, product realization services provider Plexus, reinsurer RenaissanceRe Holdings, and medical waste management company Stericycle. Some of these were among the larger-capitalization names in the portfolio, which were pared in order to keep the Portfolio's market capitalization weighting in line with that of the newly rebalanced Russell 2000(R) Growth Index.

STRATEGIC POSITIONING
During the second quarter of 2003, we took steps to position the Portfolio less defensively and to increase the weighting of more economically cyclical issues. At the end of June 2003, the Portfolio was overweighted in the consumer discretionary and information technology sectors and underweighted in the financials sector.

As of mid-year, the Portfolio was positioned in favor of the likelihood of a gradual global economic recovery. As always, we favor stocks of high-quality companies with good intermediate- and longer-term growth prospects.

Whatever the markets or the economy may bring, the Portfolio will continue to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices, than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-3 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

MAINSTAY VP TOTAL RETURN PORTFOLIO

MARKET OVERVIEW
Dramatic events unfolded on the world stage during the first quarter of 2003. After a substantial military buildup, coalition forces entered Iraq on March 20, and in less than a month and a half, major combat operations were concluded. As geopolitical tensions quieted down in the second quarter, the stock market rallied strongly.

Investor anticipation of an economic recovery was reinforced by a strong housing market, rising consumer spending, and three consecutive monthly advances in the Institute of Supply Management Non-Manufacturing Index(1). Many of the best-performing stocks in the first half of 2003 were in sectors poised to benefit from an economic recovery, such as information technology, industrials, and financials.

Unfortunately, three key economic drivers -- business confidence, capital spending, and hiring -- were noticeably weak during the first half of 2003. Real gross domestic product grew at an annual rate of 1.4% in the first quarter of 2003, and GDP growth is expected to be 2.4% in the second quarter, according to advance estimates by the Bureau of Economic Analysis. The U.S. government chose an aggressive alignment of its macroeconomic policies -- an accommodative monetary policy, a stimulative fiscal policy, and a lower dollar -- as the means to drive the business cycle forward. The Federal Reserve reinforced this stance by lowering the targeted federal funds rate to 1.00% on June 25, 2003.

With mixed economic signals, Treasury yields, though volatile, ended April close to where they stood at the beginning of the year. In early May, the Federal Open Market Committee (FOMC) ignited a 60 basis-point rally in Treasury yields when it cited the minor possibility of "an unwelcome substantial fall in inflation". The Treasury market later backed off its exuberant posture and retraced half of May's rally. Two-year Treasury yields, which started the year at 1.5%, declined to 1.3% at the end of June. Over the same period, five-year Treasury yields dropped from 2.7% to 2.4%; 10-year yields from 3.8% to 3.5%; and 30-year yields from 4.8% to 4.6%.

PERFORMANCE OVERVIEW
For the six months ended June 30, 2003, the MainStay VP Total Return Portfolio (initial class of shares) returned 8.84%. The Portfolio slightly underperformed the 8.87% return of the average Lipper* Variable Products Balanced Portfolio for the same period. The Portfolio underperformed the 9.42% return of the Portfolio's Total Return Composite Index* and the 11.76% return of the S&P 500(R) Index* for the six months ended June 30, 2003.

EQUITY RESULTS
In the equity portion of the Portfolio, information technology holdings posted the strongest returns, rising 22.6%(2) through June 30, 2003, versus a return of 16.6% for the information technology sector of the Russell 1000(R) Growth Index*. VERITAS Software, which rose 85%, is a leading player in storage software, which in turn was one of the strongest segments of the information technology sector during the first half of the year. Electronic Arts also posted impressive growth, despite concerns that the gaming-software cycle may have peaked. Analog Devices also contributed positively to performance as investors gained confidence in the company's ability to generate robust revenue and earnings growth.

During the reporting period, the Portfolio's health care stocks rose over 12% through mid-year versus a 13% return for the Russell 1000(R) Growth Index's health care holdings. We added Boston Scientific, which rose over 20% from the Portfolio's initial purchase price, based on the potential of a new drug-eluting coronary stent. Genentech stock gained more than 95% from the Portfolio's initial purchase in early April through mid-year when trials of the company's new colorectal cancer drug Avastin were encouraging. Amgen shares gained 39% during the first half of 2003 on strong sales. The Portfolio's worst-performing health care holding was Tenet Healthcare, which we eliminated in June as the company continued to suffer from legal issues and management changes.

Financial stocks in the equity portion of the Portfolio rose 10.8% through mid-year versus a 7.7% return for the financial stocks of the Russell 1000(R) Growth Index. American Express and Citigroup both showed strength on anticipation that an improving economy may benefit major business lines. The Portfolio sold its BB&T position in the first half of the year, when the company faced narrowing margins and soft loan growth. The stock detracted from performance for the portion of the reporting period it was held.

During the first half of the year, energy holdings in the equity portion of the Portfolio rose 8.5% versus a 6.9% gain for energy holdings in the Russell 1000(R) Growth Index. We limited energy holdings to the energy equipment & services industry, which is poised to benefit from increased oil and natural gas exploration in the U.S. and abroad. Industrials sector holdings in the equity portion of the Portfolio, posted a first-half gain of 7.6%, well below the 14.0% gain for industrials sector holdings in the Index. Two defense holdings, General Dynamics and Lockheed Martin, hurt performance, and we sold the Portfolio's position in General Dynamics during the second quarter. On a positive note, Cendant shares gained 75% in the first half of 2003 on anticipation that the company's travel business may rebound strongly when the economy does.

Consumer discretionary and consumer staples holdings in the equity portion of the Portfolio rose 6.2% and 3.8%, respectively. This compares with a 19.3% rise in consumer discretionary stocks within the Index and a 6.3% rise in consumer staples stocks. Consumer discretionary holdings Harley-Davidson, Kohl's, and TJX declined during the first half of the year. The Portfolio's top-performing consumer discretionary stocks included Bed Bath & Beyond and Target. Among consumer staples stocks, Kraft Foods dramatically underperformed, which prompted us to sell the Portfolio's position. Colgate-Palmolive provided the biggest gains among consumer staples holdings in the equity portion of the Portfolio.

BOND RESULTS
Following aggressive spread widening in 2002, corporate bonds staged a dramatic recovery in 2003, while Treasury rates remained low. The bond portion of the Portfolio outperformed the Lehman Brothers Aggregate Bond Index*, largely due to the Portfolio's overweighted positions in lower- and moderate-quality corporate credits. These bonds benefited as the market progressively re-priced credit risk, especially for securities rated triple-B and lower.(3)

On average, triple-B-rated securities provided a 595 basis point yield advantage over duration-matched Treasuries during the first half of 2003. For double-B-rated bonds, the yield advantage was 885 basis points; and for single-B-rated securities, the yield advantage was 1,345 basis points.(4) The resurgence in demand for lower-rated corporate bonds was strengthened by declining default rates, stronger balance sheets, and better corporate governance.

The Portfolio had success during the first six months of 2003 with emerging-market credits. Among these were the sovereign credits of Russia and Mexico, and industrial credits such as CIA Brasil De Bebidas, a Brazilian beverage concern. When we established positions in these issues, we did so with the view that prevailing prices were inconsistent with positive credit momentum. Globalization is a powerful force that is forging tighter links around the world, and these entities are taking full advantage of this trend.

We benchmark the bond portion of the Portfolio to the Lehman Brothers Aggregate Bond Index. As of June 30, 2003, the Portfolio was substantially overweighted relative to the benchmark in high yield bonds and slightly overweighted in investment-grade credits, asset-backed securities, and cash. The bond portion of the Portfolio was moderately underweighted relative to its benchmark in Treasuries, agency debentures, and mortgage-backed securities. Given the Portfolio's hefty allocations to corporate bonds, agencies are underweighted to avoid excessive exposure to credit risk. Within mortgage-backed securities, we favor lower-coupon bonds, GNMA (Ginnie Mae) issues, and the potential call protection of securities with underlying 15-year loans.

Within the bond portion of the Portfolio, notable changes during the first half of the year included increasing the Portfolio's commitment to high yield securities and reducing mortgage-backed security exposure, with the bulk of the proceeds redeployed in Treasuries. We have shifted the Portfolio's duration to
4.1 years, which as of June 30, 2003, was roughly 102.5% of the duration of the benchmark.

LOOKING AHEAD
In the equity portion of the Portfolio, we are encouraged by recent monetary and fiscal developments that have helped fuel investor optimism. We expect the economy to reaccelerate as the year continues. In keeping with this outlook, we intend to invest in high-quality growth stocks that are poised to benefit the most from an economic rebound -- including information technology, consumer, health care, industrial, and financial stocks.

In the bond portion of the Portfolio, we are biased toward lower Treasury rates, higher volatility, tighter spreads, and contained inflation. The bias to lower rates is expressed through reduced exposure to mortgage-backed securities and the Portfolio's duration posture. We believe that deflationary pressures may flatten the Treasury yield curve between shorter and intermediate maturities. If the stock market maintains its positive tone, then appetite for credit risk can follow through into the balance of the year. We believe there may be room for bond spreads to narrow and view lower equity volatility and less activity among buyers of credit protection as signs that corporate bond spreads may begin to stabilize.

Whatever the markets or the economy may bring, the Portfolio will continue to seek to realize current income consistent with reasonable opportunity for future growth of capital and income.

Rudolph C. Carryl
Gary Goodenough
Christopher Harms
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

(1) The Institute for Supply Management reports on business activity in both the manufacturing and the non-manufacturing sectors. The ISM Non-Manufacturing Index and the ISM Manufacturing Index are both used as indicators of whether the economy is expanding or contracting. An investment cannot be made directly into an index.

(2) Percentages reflect the total return performance of the indicated securities for the six months ended June 30, 2003, or for the portion of the reporting period such securities were held in the Portfolio, if shorter. Due to purchases and sales, the performance of Portfolio holdings may differ.

(3) Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is Standard & Poor's opinion, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for bonds in higher rating categories. Debt rated BB by Standard & Poor's is deemed by Standard & Poor's to be less vulnerable to non-payment than other speculative issues. In the opinion of Standard & Poor's, however, such debt faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligors inadequate capacity to meet its financial commitment on the obligation than would be the case for bonds in higher rating categories. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to non-payment than obligations rated BB, but the obligor currently has the capacity to meet the financial commitment on the obligation. In the opinion of Standard & Poor's, adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation than would be the case for bonds in higher rating categories. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

(4) A basis point is one one-hundredth of one percent, so 100 basis points equals 1.00%.

The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-3 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

MAINSTAY VP VALUE PORTFOLIO

MARKET OVERVIEW
The equity market rallied briefly in the opening weeks of 2003. From mid-January through early March, however, stock prices fell as investors contended with a sluggish economy, rising oil prices, shifting homeland-security alerts, and ongoing preparations for a war in Iraq.

As coalition troops gathered in Kuwait in mid-March, the stock market began to recover. In the second quarter of 2003, consumer confidence improved sharply and stock prices rose through mid-June, tapering off slightly in the last two weeks of the reporting period. On June 25, the Federal Reserve lowered the targeted federal funds rate by 25 basis points to a low 1.00%.

Although business and economic news was mixed, the market largely ignored the negatives and chose to focus on prospects for an economic rebound. Historically low interest rates and high liquidity measures appeared to fuel the stock market rally, along with hopes that corporate spending and earnings would improve. The result was a strong second quarter for U.S. equities and double-digit total returns for the first half of 2003.

PERFORMANCE OVERVIEW
For the six months ended June 30, 2003, the MainStay VP Value Portfolio (initial class of shares) returned 7.92%. The Portfolio underperformed the 10.75% return of the average Lipper* Variable Products Large-Cap Value Portfolio for the same period. The Portfolio also underperformed the 11.76% return of the S&P 500(R) Index* and the 11.57% return of the Russell 1000(R) Value Index* for the six months ended June 30, 2003.

STRONG AND WEAK PERFORMERS
One of the stocks that added significantly to the value of the Portfolio during the first half of 2003 was Navistar International. The price of this heavy-duty truck manufacturer's shares rose 34%(1) in the first six months of 2003. The advance reflected anticipation of a recovery in the heavy-truck industry after three years of depressed orders and production.

Capital markets sensitive stocks in the financials sector rebounded as equities rallied. Goldman Sachs Group and Citigroup each rose 23% in the first half of 2003, while competitor Merrill Lynch rose 24%. Also within the financials sector, Washington Mutual was up 22%. The mortgage lender continued to benefit from a strong housing market.

Shares of generic drug maker Barr Laboratories rose 17% from the beginning of the year through the time we sold the Portfolio's entire position in late April. The company began to show a recovery in earnings as well as receiving approvals from the FDA for key generic and branded drugs. The company also benefited from positive congressional developments which may help speed up the generic-drug approval process.

The Portfolio's position in Smurfit-Stone Container was detrimental to the Portfolio's performance. Prices for containerboard and other grades of paper failed to improve as we had hoped, and the company's share price dropped 15% in the first half of 2003. Since we believe that our reasons for making this investment may play out for shareholders later this year, the Portfolio continues to hold shares of Smurfit-Stone Container.

Shares of Kraft Foods also dropped 15% during the first half of the year. The bakery and beverage company guided 2003 earnings lower than we had anticipated and the shares lagged the overall market. Since we believed that at end-of-June prices the shares still represented good value, the Portfolio continues to hold them.

Shares of Apple Computer detracted from the Portfolio's performance during the first half of 2003. The stock fell 8% from the beginning of the year until we sold the Portfolio's position in mid-April. We were concerned about published reports that the computer maker was interested in buying a large music company. Apple Computer would not refute the reports, and we saw considerable downside risk in a large acquisition outside of the company's core competency. Unfortunately, no deal was announced, and shares of Apple Computer have risen since the Portfolio sold its position.

Shares of Advanced Micro Devices did not keep pace with other information technology stocks, which generally provided strong results in the first half of 2003. Shares of Advanced Micro Devices ended the reporting period down 1% after several negative earnings revisions offset encouraging news on new product development.

During the first half of 2003, McDonald's suffered from a series of announcements concerning earnings shortfalls and store closings. In February, when we determined that the company's fundamentals had deteriorated, we sold the Portfolio's entire position in the stock. McDonald's shares were down 16% from the beginning of 2003 through the time of our last sale.

LOOKING AHEAD
In our opinion, the tone of the market has changed dramatically in the last three months. It now appears that investors prefer to focus on the potential positives rather than the abundant negatives. With interest rates at historically low levels, a rebound in economic activity remains a possibility, but negative employment trends and sluggish advances in gross domestic product may continue to frustrate such a comeback.

We will continue to use our disciplined investment approach to pursue potential opportunities as they may arise among quality companies with value-enhancing attributes. In the industrials and materials sectors, we continue to find stocks that we believe are poised to benefit should the industrial economy improve. When the mortgage refinancing boom finally begins to wane, consumer balance sheets may prove to be stretched and incremental consumer spending trends may be disappointing. For these reasons, we intend to remain underweighted in consumer discretionary and consumer lending stocks until this outlook changes.

Low interest rates may improve growth rates in commercial lending. On the other hand, any gains may be offset by historically low net interest margins and low investment yields. As a result, we intend to remain underweighted in commercial banks until the fundamentals of the industry improve.

Whatever the markets or the economy may bring, the Portfolio will continue to seek to realize maximum long-term total return from a combination of capital growth and income.

Richard A. Rosen
Portfolio Manager
MacKay Shields LLC

(1) Percentages reflect the price performance of stocks mentioned for the six months ended June 30, 2003, or for the portion of the reporting period shares were held in the Portfolio, if shorter. Percentages do not reflect the impact of dividends received, if any. Due to purchases and sales, the performance of Portfolio holdings may differ.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-3 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH PORTFOLIO(1)

MARKET AND PORTFOLIO OVERVIEW
The U.S. economic rebound continued in the first half of 2003, but the economy grew at a slower-than-average pace. Corporate profits rose, while consumer spending and the housing market remained steady. Some parts of the economy were still weak -- unemployment hit a nine-year high of 6.4% in June, and overall business spending remained relatively depressed. Inflation continued to trend downward, prompting the Federal Reserve to cut interest rates on June 25 to a 45-year low to boost the economy.

The stock market's performance was the tale of two markets -- stocks declined in the first quarter, but rebounded sharply following the fall of Baghdad and the passage of a fiscal stimulus package that included tax relief on stock dividends. The second-quarter rally pushed the S&P 500(R) Index* up 11.76% for the six-month period. Value-oriented stocks and growth shares both performed well, while smaller companies outpaced large-caps.

The MainStay VP American Century Income & Growth Portfolio (initial class of shares) returned 11.57% for the six-month period ending June 30, 2003. The average Lipper* Variable Products Multi-Cap Value Portfolio returned 12.65% and the S&P 500(R) Index returned 11.76%.

PORTFOLIO MANAGEMENT DECISIONS
The management team continued to select stocks from a universe of 1,500 of the largest publicly traded U.S. companies, using computer models that incorporate both value (price-to-book value, price-to-cash flow) and growth (earnings growth, earnings surprises, etc.) measures to build the Portfolio.

Financial stocks rallied with the market, and the Portfolio's stock selection worked relatively well across several financial industries. Citigroup and Bank of America -- the Portfolio's two largest holdings at the end of the period -- added value relative to the Index. In the property & casualty insurance industry, the Portfolio benefited from overweightings in Fidelity National Financial and First American and an underweighting in American International Group. Similarly, an overweighting in Capital One Financial helped the Portfolio's performance.

Technology stocks were among the rally's biggest beneficiaries, while telecommunication shares lagged after falling sharply in the first quarter. The Portfolio held modest overweightings in Verizon Communications, SBC Communications, Sprint (FON Group) and AT&T, which detracted from performance. In technology, the performance story was more about what the Portfolio didn't own rather than what it did own. For example, eBay, EMC, Corning, and VERITAS Software weren't in the Portfolio. The prices of those stocks didn't appear attractive to our investment process, but they posted big gains. Nevertheless, the Portfolio held positions in more than two hundred stocks, so the Portfolio's disappointing relative performance in technology and telecommunications was partially offset by picking winners in other sectors.

Consumer-based stocks also participated in the rally. The Portfolio held a couple of diversified homebuilders -- Centex and KB Home -- that helped the Portfolio benefit from the housing boom. Rent-A-Center and Federated Department Stores also contributed positively to the Portfolio's relative performance. In other consumer-related names, a couple of the Portfolio's worst performers were Eastman Kodak and J.C. Penney -- their shares declined despite the market rally, but remained in the Portfolio because their stocks still appear attractive to our investment process. Restaurant and hotel shares also rallied, but the Portfolio didn't hold names like McDonald's and Cendant, which limited the Portfolio's return relative to the benchmark. Overall, the Portfolio's consumer-based shares performed roughly in line with those of the benchmark.

Companies that provide the building blocks for economic growth -- energy and utility stocks -- also posted positive results. But not all stocks benefited equally, as CMS Energy declined, while American Electric Power advanced less than other utility stocks. Overweighting both of these stocks detracted from relative performance, but other utilities added to the Portfolio's absolute return. Some of the Portfolio's underperformance in utilities was offset by better stock selection in energy, as Portfolio holdings Marathon Oil and ExxonMobil were solid performers.

LOOKING AHEAD
Looking ahead, we'll continue to apply our investment process to select attractively valued stocks.

Kurt Borgwardt
Vivienne Hsu
John Schniedwind
Portfolio Managers
American Century Investment Management, Inc.

(1) The MainStay VP American Century Income & Growth Portfolio is a Portfolio of the MainStay VP Series Fund, Inc. American Century Investment Management, Inc. serves as Sub-Adviser to this Portfolio.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-3 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

MAINSTAY VP DREYFUS LARGE COMPANY VALUE PORTFOLIO(1)

MARKET AND PORTFOLIO OVERVIEW
For the six-month period ended June 30, 2003, the MainStay VP Dreyfus Large Company Value Portfolio (initial class of shares) produced a total return of 9.86%. The Portfolio underperformed the 10.75% return of the average Lipper* Variable Products Large-Cap Value Portfolio. In comparison, the Portfolio's benchmark, the S&P 500/Barra Value(R) Index*, produced a total return of 12.29% for the same period.

The first half of 2003 was a story of two segments: 1) the buildup to the Iraq war, when the stock market was weak, and 2) the war and its aftermath, when stocks rallied. The Portfolio performed well relative to its benchmark during the pre-war phase, but trailed during the post-war rally. The primary reason for the Portfolio's lagging relative performance was its defensive positioning in the unsettled market environment. In recent months, the performance has improved significantly as the Portfolio manager has added a number of cyclical stocks to the Portfolio. These actions are discussed in more detail below.

PORTFOLIO MANAGEMENT DECISIONS
The Portfolio invests primarily in large-cap companies that are considered undervalued based on traditional measures, such as price-to-earnings ratios. When choosing stocks, we use a "bottom-up" stock selection approach, focusing on individual companies, rather than a "top-down" approach that forecasts market trends. We also focus on a company's relative value, financial strength, sales and earnings momentum and likely catalysts that could ignite the stock price.

The Portfolio's performance trailed that of its benchmark in part because of lackluster returns from its blue-chip technology holdings, such as International Business Machines (IBM) and Microsoft. These stocks did not appreciate as strongly as the overall information technology sector during the post-war market rally. Investors apparently view IBM and Microsoft as huge companies that may not stand to benefit as much as smaller companies when the economy turns around. However, we believe that they remain attractive investments because of their ability to produce dependable earnings under a variety of economic conditions.

It may seem surprising that the information technology sector, which traditionally has been considered a growth-oriented area, is part of the discussion for a value-oriented Portfolio. However, many technology companies became part of the S&P 500/Barra Value(R) Index in recent years after their shares fell sharply. Regardless of whether they are included in the Index, we have identified a number of value-oriented opportunities among technology stocks that we believe are attractively priced relative to their earnings. A good example is leading microchip manufacturer Intel, whose shares declined precipitously over the past several years despite relatively stable profit performance. Intel's stock price rebounded strongly during the first half of 2003 as investors looked forward to an improved economy, and it ranked among the Portfolio's best-performing stocks for the reporting period.

Other Portfolio holdings that benefited from greater investor optimism during the reporting period include Citigroup, which has interests in banking, insurance and the capital markets. The stock became relatively inexpensive in the wake of 2002's Wall Street scandals, and it met our value criteria. Citigroup then gained value during the first half of 2003 after resolving its legal problems. Similarly, Portfolio holding Liberty Media, which has stakes in publishing, broadcasting and cable television, benefited from rising expectations of an improved advertising market. In the banking area, FleetBoston Financial benefited from investors' improved perception of economic and market stability in Latin America, where the company has significant lending operations.

Other Portfolio holdings performed well because of circumstances affecting their individual businesses. For example, McDonald's bounced back after a multi-year decline after new menu additions caused its restaurants' revenues to improve. Shares of other companies, such as ConAgra Foods, McGraw-Hill and Procter & Gamble, performed well during the reporting period but were sold after they reached price levels we considered fully valued. New additions to the Portfolio during the reporting period include machinery manufacturer Deere, capital goods producer Eaton and media giant Viacom. In our view, these companies are relatively sensitive to economic changes, and they should do well during a more robust recovery.

LOOKING AHEAD
We have positioned the Portfolio to benefit from higher levels of economic growth. In addition to Deere, Eaton and Viacom, we believe that other purchases during the reporting period, such as Automatic Data

Processing, Goldman Sachs Group, Morgan Stanley and Koninklijke Philips Electronics, also are likely to benefit from stronger economic activity. These additions are in keeping with the Portfolio's strategy of investing in large, value-oriented companies that, in our opinion, have a catalyst in place to generate capital appreciation. For a growing number of companies, that catalyst currently is an improving economy and its potentially positive impact on profitability.

Valerie J. Sill
Portfolio Manager
The Dreyfus Corporation

(1) The MainStay VP Dreyfus Large Company Value Portfolio is a Portfolio of the MainStay VP Series Fund, Inc. The Dreyfus Corporation serves as Sub-Adviser to this Portfolio.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-3 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO(1)

MARKET AND PORTFOLIO OVERVIEW
The first half of 2003 turned out to be the best six-month period for most indices since early 1999, boosted by a strong April and May. The MainStay VP Eagle Asset Management Growth Equity Portfolio (initial class of shares) finished 13.08% for the first six months of 2003, compared with a 10.78% return for the average Lipper* Variable Products Large-Cap Core Portfolio. For the same period the Portfolio outperformed the S&P 500(R) Index* which returned 11.76% and was basically in line with the Russell 1000(R) Growth Index* return of 13.09%.

Gains in the financial markets continue to be tempered by mixed economic data. In late June, the Federal Reserve saw the need to resume its cautious outlook and cut its overnight lending rate by 25 basis points. Over the past 2 1/2 years, the policy rate has gone from 6.5% to 1.0% in the hopes of stimulating the economy. With inflation low and recovery not assured, the risk of overstimulating the economy is minimal. On the fiscal side, stimulus has taken the form of increased federal outlays and a retroactive dividend tax cut.

May's employment report confirmed the problems in the labor market. The jobless rate is at a nine-year high of 6.1% and may trend higher. While factories accounted for the bulk of the job losses (56,000 in May), state and local governments have also had significant recent cuts due to state budget deficits. Consumer spending continues to rise on the margin despite the layoffs. Due to past tax cuts, real after-tax income is up versus last year. Spending may be helped this summer, as tax relief may free up more household income. Consumer sentiment, however, is weakening. While the consumer has been integral in propping up the economy thus far, capital spending from the corporate side remains important. An encouraging sign is that depreciation of fixed capital has exceeded overall capital spending for the last year and a half. Capacity is coming out of this economy and companies are becoming more efficient. As indicated in the factory job-loss report, growth in manufacturing capacity is virtually flat, meaning that increases in production will lift utilization rates quickly. After falling slightly in March and April, manufacturing output in May increased by 0.2%.

PORTFOLIO MANAGEMENT DECISIONS
In the first half of 2003, each of the major sectors provided positive performance for the Portfolio. Holdings outperforming in the information technology sector included Taiwan Semiconductor Manufacturing, Cisco Systems, Intel, Texas Instruments, and Dell Computer. While Dell Computer expects growth in its core PC business to grow at only 5% annually, the company is now competing in the high growth areas of servers, storage, services, and software. It appears that the technology industry's top players are increasing spending to position themselves for an uptick in demand. Microsoft underperformed in the information technology sector.

Several holdings aided our performance in the financials sector, including American Express, Citigroup, Goldman Sachs Group, and Lehman Brothers Holdings. Freddie Mac was a detractor from performance in the sector. The company replaced its top three executives over an accounting probe, raising fears about its financial stability. A lack of accounting expertise and weak controls led to alleged "numerous errors" in accounting by its staff. The company, however, is an integral part of the consumer mortgage market and the upcoming changes in control and enhanced disclosures will likely be welcomed.

Performance was boosted by strong stock selection in the consumer discretionary names, but poor performance on the consumer staples side trimmed our level of outperformance. Cendant, Home Depot, Carnival, and media names, Clear Channel Communications, Univision Communications, Viacom, and Walt Disney added significant value. As confidence in a stronger economic picture continues to build, ad spending should be healthier, and valuations of media companies may continue to expand. The more defensive consumer staples sector slightly trailed the overall market as investors rotated into higher-beta areas.

Lastly, the health care names in the Portfolio performed in-line with the benchmark during the first half of the year. A significant amount of the upside was derived from an overweighted position in Baxter International. As the company lowered growth expectations due to pricing pressures and overcapacity, the sell-off in the stock created an attractive valuation opportunity. Our pharmaceutical/biotechnology stocks also did fairly well having become attractively valued and now benefiting from the proposed Medicare Prescription Drug Benefit. Wyeth, Abbott Laboratories, Merck, and Amgen each contributed positively to performance while Johnson & Johnson trailed the market, as the company encountered difficulty keeping up with demand for its recently approved drug-coated stent.

SECTOR WEIGHTING CHANGES
Our most significant transactions occurred in the financials and consumer discretionary sectors. Over the course of the first half of the year, we lowered our exposure in the financials sector by trimming Freddie Mac, Goldman Sachs Group, and Lehman Brothers Holdings. We did, however, recently add Bank of America to the Portfolio. In addition to being the third-largest bank in the United States based on assets, Bank of America also provides mortgage, brokerage, advisory, investment banking and capital markets services to corporate and institutional clients. In the consumer discretionary sector, we simply shifted assets to more attractive names, increasing our weighting by adding Cendant, Westwood One and Harrah's Entertainment. Most recently, we liquidated our position in Target and purchased Kohl's, one of the few retailers we believe has the opportunity to achieve greater than 20% growth per year over the next five years.

LOOKING AHEAD
Lower borrowing costs have boosted new home sales, construction and mortgage refinancings. Going forward, the historically low bond yields are key to more accommodative financial conditions for large-cap growth companies. Low bond yields will make stocks relatively more attractive to investors than bonds. With debt securities less attractive, particularly to foreign investors, the value of the dollar is held relatively lower. This boosts international competitiveness for exports and lifts earnings of the large, U.S.-based multinational companies that we own. Additionally, the lower cost of capital should spur investment in capital equipment by businesses. Once business investment picks up, the overall economy should benefit. Corporate profits will likely follow, especially after three years of cutting capacity, reducing inventories, increasing productivity, adjusting balance sheets and lowering expectations. As corporate profit growth improves, we believe equity prices should follow.

Ashi Parikh
Portfolio Manager
Eagle Asset Management, Inc.

(1) The MainStay VP Eagle Asset Management Growth Equity Portfolio is a Portfolio of the MainStay VP Series Fund, Inc. Eagle Asset Management, Inc. serves as Sub-Adviser to this Portfolio.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-3 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

MAINSTAY VP LORD ABBETT DEVELOPING GROWTH PORTFOLIO(1)

MARKET OVERVIEW
The first six months of 2003 were a mixed bag for U.S. equities markets. The first quarter was marked by a weak U.S. economy, fueled in part by geopolitical concerns abroad. The end of the conflict in Iraq, aided by fiscal stimulus in Washington, resulted in a return of positive consumer confidence and a nice rebound for U.S. equities markets in the second quarter. We believe that significant economic stimulus currently exists to support continued growth in the second half of 2003 and into 2004. In our opinion, historically low interest rates, corporate cost cutting efforts, a weaker U.S. dollar and the recent decline in oil prices combined should provide support for further economic expansion and continued corporate profit recovery. Additionally, we expect fiscal stimulus to supply further support to the economy.

PORTFOLIO OVERVIEW
The MainStay VP Lord Abbett Developing Growth Portfolio (initial class of shares) returned 16.83% for the six-month period ending June 30, 2003. For the same period, the Portfolio outperformed the 16.26% return of the average Lipper* Variable Products Small-Cap Growth Portfolio and the S&P 500(R) Index* which returned 11.76%. The Portfolio underperformed the Russell 2000(R) Growth Index* return of 19.33%.

Strong consumer discretionary stock selection was the primary driver of the Portfolio's relative performance in the first six months of 2003. The Portfolio's holdings in education services and retail stocks in particular performed well, posting strong earnings as the economic outlook brightened. Also adding value to relative and absolute performance was producer durables stock selection. Home-building stocks advanced throughout the period as the industry continued to benefit from low interest rates. The Portfolio's underweighted exposure to financials relative to the Russell 2000(R) Growth Index also aided performance. This relatively defensive stock category lagged as the market rebounded strongly in the second quarter.

Poor stock selection in technology was the largest detractor from the Portfolio's relative performance during the period. The Portfolio's more conservative growth stance in technology led to underperformance as the Portfolio's holdings did not participate in the recent market rally. Stock selection in health care also detracted from the Portfolio's performance. Specifically, holdings in health care facilities hurt performance. Specific activities within drug & pharmaceutical stocks, as well as its limited exposure to biotechnology and research & production stocks hurt the Portfolio. Stock selection within materials & processing also detracted from the Portfolio's performance.

LOOKING AHEAD
We believe that the Portfolio is positioned to benefit from a gradually improving economy. In our opinion, the small-cap growth segment has weathered a severe business contraction in recent years. We believe that well-managed companies have been able to maintain growth-related expenditures, while cutting their ongoing operating expense levels. In our opinion, these companies have the potential to experience a significant profit rebound in a strengthening economic environment. Additionally, we believe that the current low interest rate environment may be supportive of valuations for growth companies. In our opinion, the combination of improving earnings and low interest rates can help foster an ideal environment for growth companies, and should contribute to improved stock performance in the latter half of the year.

F. Thomas O'Halloran
Portfolio Manager
Lord, Abbett & Co. LLC

(1) The MainStay VP Lord Abbett Developing Growth Portfolio is a Portfolio of the MainStay VP Series Fund, Inc. Lord, Abbett & Co. LLC serves as Sub-Adviser to this Portfolio.

The views of Lord, Abbett & Co. LLC including descriptions of the stock classifications, and the Portfolio holdings described in this report are as of June 30, 2003; these views and the Portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The Portfolio invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect Portfolio performance. The Portfolio may invest up to 10% of net assets in foreign securities. Securities markets of foreign countries in which the Portfolio may invest generally are not subject to the same degree of regulation and may be more volatile and less liquid than the major U.S. markets. Foreign investments may also be subject to currency exposure.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-3 for additional explanations and disclosure with respect to the Portfolios and indices used as models.

                                                   MAINSTAY VP SERIES FUND, INC.

                            DIRECTORS AND OFFICERS*
                     Gary E. Wendlandt, Chairman,
                       Chief Executive Officer and Director
                     Anne F. Pollack, President,
                       Chief Administrative Officer and Director
                     Michael J. Drabb, Director
                     Jill Feinberg, Director
                     Daniel Herrick, Director
                     Robert D. Rock, Director and Vice President
                     Roman L. Weil, Director
                     John A. Weisser, Jr., Director
                     Theodore A. Mathas, Executive Vice President
                     Patrick J. Farrell, Treasurer, Chief Financial and Accounting Officer
                     Robert A. Anselmi, Secretary
                     Richard W. Zuccaro, Tax Vice President

                               INVESTMENT ADVISER
                     New York Life Investment Management LLC

                                  SUB-ADVISERS
                     MacKay Shields LLC**
                     American Century Investment Management, Inc.
                     The Dreyfus Corporation
                     Eagle Asset Management, Inc.
                     Lord, Abbett & Co.

                                 ADMINISTRATOR
                     New York Life Investment Management LLC

                                  DISTRIBUTOR
                     NYLIFE Distributors Inc.

                                   CUSTODIANS
                     The Bank of New York
                     The Chase Manhattan Bank, N.A.

                            INDEPENDENT ACCOUNTANTS
                     PricewaterhouseCoopers LLP

                                 LEGAL COUNSEL
                     Dechert LLP

 * As of June 30, 2003.

** An affiliate of New York Life Investment Management LLC.

Some Portfolios may not be available in all products.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)


LONG-TERM BONDS (91.0%)+
CORPORATE BONDS (32.0%)

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
AEROSPACE & DEFENSE (1.3%)
Boeing Capital Corp.
 5.75%, due 2/15/07..............  $ 5,000,000   $  5,461,055
General Dynamics Corp.
 4.25%, due 5/15/13..............    2,000,000      2,009,530
                                                 ------------
                                                    7,470,585
                                                 ------------
AIRLINES (0.2%)
Delta Air Lines, Inc.
 Pass-Through Certificates Series
 2001-1 Class A-2
 7.111%, due 9/18/11.............    1,000,000      1,014,099
                                                 ------------

AUTO LEASES (0.6%)
Toyota Motor Credit Corp.
 2.80%, due 1/18/06..............    3,000,000      3,076,302
                                                 ------------

AUTOMOBILES (3.6%)
DaimlerChrysler North America
 Holdings, Inc.
 3.75%, due 6/4/08...............    3,000,000      2,970,942
 7.20%, due 9/1/09...............    5,000,000      5,683,425
Ford Motor Co.
 6.625%, due 2/15/28.............    5,000,000      4,167,305
 7.45%, due 7/16/31..............    2,000,000      1,832,130
General Motors Corp.
 8.375%, due 7/15/33.............    5,000,000      4,910,950
                                                 ------------
                                                   19,564,752
                                                 ------------
BANKS (3.5%)
Bank of America Corp.
 7.80%, due 2/15/10..............    2,000,000      2,465,848
Bank One Corp.
 4.125%, due 9/1/07..............    2,000,000      2,116,504
Deutsche Bank Financial LLC
 5.375%, due 3/2/15..............    2,000,000      2,131,726
Fleet National Bank 5.75%, due
 1/15/09.........................    5,000,000      5,606,135
JP Morgan Chase & Co.
 6.625%, due 3/15/12.............    2,000,000      2,307,338
National City Corp.
 3.20%, due 4/1/08...............    1,000,000      1,010,174
Washington Mutual Financial Corp.
 6.875%, due 6/15/11.............    3,000,000      3,579,273
                                                 ------------
                                                   19,216,998
                                                 ------------
BEVERAGES (0.7%)
Pepsi Bottling Group, Inc. (The)
 Series B
 7.00%, due 3/1/29...............    3,000,000      3,652,521
                                                 ------------

CHEMICALS (0.4%)
Rohm & Haas Co.
 6.95%, due 7/15/04..............    2,000,000      2,103,352
                                                 ------------

                                   PRINCIPAL
                                   AMOUNT           VALUE
                                   --------------------------

DIVERSIFIED FINANCIALS (7.3%)
American General Finance Corp.
 Series G
 5.375%, due 9/1/09..............  $ 3,000,000   $  3,277,962
CIT Group, Inc.
 7.125%, due 10/15/04............    2,000,000      2,130,180
Citigroup, Inc.
 6.00%, due 2/21/12..............    2,000,000      2,275,132
FPL Group Capital, Inc.
 3.25%, due 4/11/06..............    2,000,000      2,052,328
General Electric Capital Corp.
 Series A
 6.00%, due 6/15/12..............    5,000,000      5,643,840
General Motors Acceptance Corp.
 6.85%, due 6/17/04..............    3,000,000      3,120,582
Goldman Sachs Group, Inc. (The)
 5.70%, due 9/1/12...............    3,000,000      3,295,887
Household Finance Corp.
 7.875%, due 3/1/07..............    2,000,000      2,357,240
MBNA America Bank N.A.
 5.375%, due 1/15/08.............    2,000,000      2,162,316
Mellon Funding Corp.
 6.40%, due 5/14/11..............    1,125,000      1,310,659
Morgan Stanley Dean Witter & Co.
 6.75%, due 4/15/11..............    2,000,000      2,339,362
National Rural Utilities
 Cooperative Finance Corp.
 6.00%, due 5/15/06..............    5,000,000      5,553,275
Wells Fargo Financial, Inc.
 6.85%, due 7/15/09..............    4,000,000      4,766,880
                                                 ------------
                                                   40,285,643
                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
BellSouth Corp.
 5.00%, due 10/15/06.............    1,000,000      1,092,912
Sprint Capital Corp.
 6.90%, due 5/1/19...............    1,000,000      1,047,448
Verizon New England, Inc.
 6.50%, due 9/15/11..............    5,000,000      5,801,705
WorldCom, Inc.-WorldCom Group
 6.50%, due 5/15/04 (a)..........    5,000,000      1,475,000
                                                 ------------
                                                    9,417,065
                                                 ------------
ELECTRIC UTILITIES (2.7%)
Commonwealth Edison Co.
 6.95%, due 7/15/18..............    5,000,000      6,091,070
Consolidated Edison Co. of New
 York 5.875%, due 4/1/33.........    1,000,000      1,066,762
Progress Energy, Inc.
 6.50%, due 7/15/12..............    2,000,000      2,313,488
Union Electric Co.
 5.25%, due 9/1/12...............    3,000,000      3,258,723

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                                   PRINCIPAL
                                   AMOUNT           VALUE
                                   --------------------------
ELECTRIC UTILITIES (Continued)
Wisconsin Electric Power Co.
 5.625%, due 5/15/33.............  $ 2,000,000   $  2,067,294
                                                 ------------
                                                   14,797,337
                                                 ------------
FOOD & DRUG RETAILING (1.5%)
Delhaize America, Inc.
 7.375%, due 4/15/06.............    2,500,000      2,625,000
Safeway, Inc.
 4.80%, due 7/16/07..............    2,000,000      2,091,578
SUPERVALU, Inc.
 7.50%, due 5/15/12..............    3,000,000      3,420,546
                                                 ------------
                                                    8,137,124
                                                 ------------
FOOD PRODUCTS (1.7%)
Kellogg Co.
 Series B
 6.00%, due 4/1/06...............    5,000,000      5,512,095
Unilever Capital Corp.
 7.125%, due 11/1/10.............    3,000,000      3,634,713
                                                 ------------
                                                    9,146,808
                                                 ------------
INSURANCE (0.4%)
Allstate Corp. (The) 5.35%, due
 6/1/33..........................    1,000,000        976,959
MetLife, Inc.
 5.375%, due 12/15/12............    1,000,000      1,077,471
                                                 ------------
                                                    2,054,430
                                                 ------------
IT CONSULTING & SERVICES (0.2%)
Electronic Data Systems Corp.
 6.00%, due 8/1/13 (b)...........    1,000,000        974,900
                                                 ------------

MEDIA (1.6%)
CSC Holdings, Inc.
 7.25%, due 7/15/08..............    1,500,000      1,500,000
Time Warner, Inc.
 6.625%, due 5/15/29.............    2,500,000      2,577,803
Walt Disney Co. (The) Series B
 6.75%, due 3/30/06..............    2,000,000      2,227,184
 7.00%, due 3/1/32...............    2,000,000      2,326,954
                                                 ------------
                                                    8,631,941
                                                 ------------
METALS & MINING (0.2%)
BHP Finance USA Ltd.
 4.80%, due 4/15/13..............    1,000,000      1,042,636
                                                 ------------

MULTILINE RETAIL (1.5%)
Sears Roebuck Acceptance Corp.
 6.75%, due 9/15/05..............    2,000,000      2,188,608
Wal-Mart Stores, Inc.
 6.875%, due 8/10/09.............    5,000,000      6,017,790
                                                 ------------
                                                    8,206,398
                                                 ------------

                                   PRINCIPAL
                                   AMOUNT           VALUE
                                   --------------------------
MULTI-UTILITIES & UNREGULATED POWER (0.7%)
Arizona Public Service Co.
 5.625%, due 5/15/33.............  $ 2,000,000   $  1,992,654
South Carolina Electric & Gas Co.
 5.30%, due 5/15/33..............    2,000,000      1,982,872
                                                 ------------
                                                    3,975,526
                                                 ------------
OIL & GAS (0.4%)
Conoco Funding Co.
 6.35%, due 10/15/11.............    2,000,000      2,336,152
                                                 ------------

PAPER & FOREST PRODUCTS (0.3%)
Weyerhaeuser Co.
 7.375%, due 3/15/32.............    1,500,000      1,724,280
                                                 ------------

PHARMACEUTICALS (0.6%)
Abbott Laboratories
 5.625%, due 7/1/06..............    3,000,000      3,321,690
                                                 ------------

ROAD & RAIL (0.9%)
Norfolk Southern Corp.
 7.80%, due 5/15/27..............    4,000,000      5,015,080
                                                 ------------

Total Corporate Bonds (Cost
 $162,091,222)...................                 175,165,619
                                                 ------------

U.S. GOVERNMENT &
FEDERAL AGENCIES (52.2%)
FEDERAL HOME LOAN BANK (2.9%)
 3.00%, due 8/15/05..............    5,000,000      5,151,960
 3.25%, due 8/15/05..............    5,000,000      5,184,345
 3.75%, due 8/15/07..............    5,000,000      5,267,035
                                                 ------------
                                                   15,603,340
                                                 ------------
FEDERAL HOME LOAN MORTGAGE
 CORPORATION (MORTGAGE PASS-THROUGH SECURITIES) (5.3%)
 6.00%, due 7/1/17-1/1/33........   14,433,528     14,977,359
 6.50%, due 7/1/17-9/1/32........    7,026,748      7,322,873
 7.00%, due 1/1/33...............    6,528,755      6,844,772
                                                 ------------
                                                   29,145,004
                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (6.9%)
 2.375%, due 3/17/06.............   16,000,000     16,147,120
 5.125%, due 2/13/04.............   12,000,000     12,298,524
 5.25%, due 8/1/12...............    2,000,000      2,161,460
 5.91%, due 8/25/03..............    7,000,000      7,051,478
                                                 ------------
                                                   37,658,582
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

U.S. GOVERNMENT &
FEDERAL AGENCIES (CONTINUED)

                                     PRINCIPAL
                                      AMOUNT        VALUE
                                   --------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH
 SECURITIES) (17.5%)
 4.50%, due 4/1/18...............  $ 7,478,775   $  7,641,595
 5.00%, due 1/1/18-5/1/33........   20,369,571     20,976,716
 5.50%, due 5/1/16-5/1/33........   27,278,869     28,296,777
 6.00%, due 2/1/14-4/1/33........   16,208,554     16,868,581
 6.50%, due 10/1/27-12/1/31......   13,831,538     14,459,047
 7.00%, due 2/1/27-4/1/31........    4,302,905      4,540,182
 7.50%, due 7/1/28...............      992,553      1,057,102
 8.00%, due 5/1/25-12/1/29.......    1,736,141      1,881,934
                                                 ------------
                                                   95,721,934
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-THROUGH SECURITIES) (4.1%)
 5.50%, due 3/15/33-4/15/33......    5,404,723      5,639,487
 6.00%, due 2/15/32..............    3,891,299      4,080,954
 6.50%, due 4/15/32-6/15/32......   10,339,734     10,857,031
 7.00%, due 7/15/31..............    1,344,340      1,419,865
 9.00%, due 4/15/26..............      460,634        511,450
                                                 ------------
                                                   22,508,787
                                                 ------------
UNITED STATES TREASURY BONDS (2.4%)
 5.375%, due 2/15/31.............    7,100,000      7,994,991
 7.125%, due 2/15/23.............    4,000,000      5,360,156
                                                 ------------
                                                   13,355,147
                                                 ------------
UNITED STATES TREASURY NOTES (13.1%)
 1.625%, due 1/31/05-4/30/05.....   18,000,000     18,123,437
 1.75%, due 12/31/04.............   17,000,000     17,147,424
 2.125%, due 8/31/04.............    7,000,000      7,085,589
 2.625%, due 5/15/08.............    4,000,000      4,036,564
 3.00%, due 2/29/04..............    4,000,000      4,053,124
 3.25%, due 5/31/04..............    4,000,000      4,080,780
 3.625%, due 5/15/13.............    8,000,000      8,062,496
 6.00%, due 8/15/09..............    4,000,000      4,718,280
 6.50%, due 10/15/06.............    4,000,000      4,595,624
                                                 ------------
                                                   71,903,318
                                                 ------------
Total U.S. Government & Federal
 Agencies (Cost $280,805,492)....                 285,896,112
                                                 ------------

YANKEE BONDS (6.8%)
BANKS (0.6%)
Royal Bank of Scotland Group PLC
 5.00%, due 10/1/14..............    3,000,000      3,147,879
                                                 ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
France Telecom S.A.
 10.00%, due 3/1/31..............    5,000,000      6,918,675
                                                 ------------


                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------

FOREIGN GOVERNMENTS (4.5%)
Province of British Columbia
 4.625%, due 10/3/06.............  $ 5,000,000   $  5,402,660
Province of Manitoba
 2.75%, due 1/17/06..............    4,000,000      4,075,280
Province of New Brunswick
 3.50%, due 10/23/07.............    3,000,000      3,129,147
Province of Ontario
 5.50%, due 10/1/08..............    6,000,000      6,776,976
Province of Quebec
 5.00%, due 7/17/09..............    2,000,000      2,192,210
Republic of Italy
 2.50%, due 3/31/06..............    3,000,000      3,058,317
                                                 ------------
                                                   24,634,590
                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Vodafone Group PLC
 6.25%, due 11/30/32.............    2,000,000      2,165,846
                                                 ------------
Total Yankee Bonds (Cost
 $34,553,219)....................                  36,866,990
                                                 ------------
Total Long-Term Bonds (Cost
 $477,449,933)...................                 497,928,721
                                                 ------------

SHORT-TERM INVESTMENTS (8.1%)
COMMERCIAL PAPER (8.1%)
ANZ Delaware, Inc.
 1.22%, due 7/1/03...............    5,500,000      5,500,000
BMW U.S. Capital Corp.
 1.02%, due 7/28/03..............    5,000,000      4,996,174
Ciesco LP
 1.02%, due 8/1/03...............    3,000,000      2,997,365
Citigroup Global Markets
 Holdings, Inc.
 1.16%, due 7/10/03..............    5,000,000      4,998,549
Coca-Cola Co. (The) 1.00%, due
 7/24/03.........................    5,000,000      4,996,805
Danske Corp.
 1.22%, due 7/7/03...............    5,000,000      4,998,982
E.I. du Pont de Nemours & Co.
 0.97%, due 7/14/03..............    2,000,000      1,999,299
Merck & Co., Inc.
 1.03%, due 7/17/03..............    5,000,000      4,997,711
Morgan Stanley Dean Witter & Co.
 1.07%, due 7/7/03...............    3,000,000      2,999,465
Republic of Italy 1.24%, due
 10/22/03........................    2,000,000      1,992,270

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.


                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
COMMERCIAL PAPER (Continued)
UBS Finance Delaware LLC
 1.31%, due 7/1/03...............  $ 3,693,000   $  3,693,000
                                                 ------------
Total Short-Term Investments
 (Cost $44,169,620)..............                  44,169,620
                                                 ------------
Total Investments (Cost
 $521,619,553) (c)...............         99.1%   542,098,341(d)
Cash and Other Assets, Less
 Liabilities.....................          0.9      5,152,935
                                   -----------   ------------
Net Assets.......................        100.0%  $547,251,276
                                   ===========   ============

------------
(a) Issue in default.
(b) May be sold to institutional investors only.
(c) The cost for federal income tax purposes is $521,690,665.
(d) At June 30, 2003 net unrealized appreciation was $20,407,676, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $24,486,534 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,078,858.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $521,619,553).........   $542,098,341
Cash.....................................      2,295,421
Receivables:
  Investment securities sold.............     16,802,932
  Interest...............................      5,428,256
  Fund shares sold.......................        423,166
                                            ------------
        Total assets.....................    567,048,116
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........     19,333,732
  Shareholder communication..............        118,597
  Adviser................................        112,924
  Fund shares redeemed...................        107,509
  Administrator..........................         90,339
  NYLIFE Distributors....................            117
Accrued expenses.........................         33,622
                                            ------------
        Total liabilities................     19,796,840
                                            ------------
Net assets...............................   $547,251,276
                                            ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class..........................   $    381,846
  Service Class..........................          1,110
Additional paid-in capital...............    506,723,925
Accumulated undistributed net investment
  income.................................     10,264,638
Accumulated undistributed net realized
  gain on investments....................      9,400,969
Net unrealized appreciation on
  investments............................     20,478,788
                                            ------------
Net assets...............................   $547,251,276
                                            ============
Initial Class
  Net assets applicable to outstanding
    shares...............................   $545,664,700
                                            ============
  Shares of capital stock outstanding....     38,184,555
                                            ============
  Net asset value per share
    outstanding..........................   $      14.29
                                            ============
Service Class
  Net assets applicable to outstanding
    shares...............................   $  1,586,576
                                            ============
  Shares of capital stock outstanding....        111,043
                                            ============
  Net asset value per share
    outstanding..........................   $      14.29
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $ 11,632,660
                                            ------------
Expenses:
  Advisory...............................        642,309
  Administration.........................        513,847
  Shareholder communication..............        114,782
  Professional...........................         53,970
  Directors..............................         12,817
  Portfolio pricing......................          4,872
  Service................................            117
  Miscellaneous..........................         25,308
                                            ------------
        Total expenses...................      1,368,022
                                            ------------
Net investment income....................     10,264,638
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........      9,472,081
Net change in unrealized appreciation on
  investments............................      1,312,511
                                            ------------
Net realized and unrealized gain on
  investments............................     10,784,592
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 21,049,230
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003 (Unaudited) and the year ended December 31, 2002

                                                                  2003           2002
                                                              ---------------------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income......................................  $ 10,264,638   $ 20,207,058
 Net realized gain on investments...........................     9,472,081      6,170,417
 Net change in unrealized appreciation on investments.......     1,312,511     11,948,215
                                                              ------------   ------------
 Net increase in net assets resulting from operations.......    21,049,230     38,325,690
                                                              ------------   ------------
Dividends and distributions to shareholders:
 From net investment income:
   Initial Class............................................            --    (20,660,496)
 From net realized gain on investments:
   Initial Class............................................            --       (206,736)
                                                              ------------   ------------
     Total dividends and distributions to shareholders......            --    (20,867,232)
                                                              ------------   ------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................    66,165,441    124,748,902
   Service Class............................................     1,594,454             --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends and distributions:
   Initial Class............................................            --     20,867,232
                                                              ------------   ------------
                                                                67,759,895    145,616,134
 Cost of shares redeemed:
   Initial Class............................................   (23,297,629)   (54,317,370)
                                                              ------------   ------------
 Increase in net assets derived from capital share
   transactions.............................................    44,462,266     91,298,764
                                                              ------------   ------------
Net increase in net assets..................................    65,511,496    108,757,222
NET ASSETS:
Beginning of period.........................................   481,739,780    372,982,558
                                                              ------------   ------------
End of period...............................................  $547,251,276   $481,739,780
                                                              ============   ============
Accumulated undistributed net investment income at end of
 period.....................................................  $ 10,264,638   $         --
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                      INITIAL CLASS                                  SERVICE CLASS
                                           --------------------------------------------------------------------      -------------
                                                                                                                        JUNE 4,
                                          SIX MONTHS                                                                    2003(a)
                                             ENDED                                                                      THROUGH
                                            JUNE 30,                    YEAR ENDED DECEMBER 31                         JUNE 30,
                                             2003*        2002       2001       2000       1999          1998            2003*
                                           ---------------------------------------------------------------------------------------
Net asset value at beginning of period....  $  13.73    $  13.11   $  12.59   $  12.24   $  13.23      $  13.14        $  14.35
                                            --------    --------   --------   --------   --------      --------        --------
Net investment income.....................      0.27        0.60       0.65       0.85       0.78          0.74            0.27
Net realized and unrealized gain (loss) on
 investments..............................      0.29        0.64       0.52       0.35      (0.99)         0.46           (0.33)
                                            --------    --------   --------   --------   --------      --------        --------
Total from investment operations..........      0.56        1.24       1.17       1.20      (0.21)         1.20           (0.06)
                                            --------    --------   --------   --------   --------      --------        --------
Less dividends and distributions:
 From net investment income...............        --       (0.61)     (0.65)     (0.85)     (0.78)        (0.74)             --
 From net realized gain on investments....        --       (0.01)        --         --      (0.00)(b)     (0.37)             --
                                            --------    --------   --------   --------   --------      --------        --------
Total dividends and distributions.........        --       (0.62)     (0.65)     (0.85)     (0.78)        (1.11)             --
                                            --------    --------   --------   --------   --------      --------        --------
Net asset value at end of period..........  $  14.29    $  13.73   $  13.11   $  12.59   $  12.24      $  13.23        $  14.29
                                            ========    ========   ========   ========   ========      ========        ========
Total investment return...................      4.09%(c)     9.48%     9.27%      9.82%     (1.53%)        9.12%          (0.30%)(c)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income....................      4.04%+      4.93%      5.66%      6.37%      5.86%         5.86%           3.79%+
 Expenses.................................      0.54%+      0.52%      0.52%      0.51%      0.50%         0.52%           0.79%+
Portfolio turnover rate...................        63%         76%        54%        58%       161%          206%             63%
Net assets at end of period (in 000's)....  $545,665    $481,740   $372,983   $257,573   $287,361      $277,392        $  1,587

------------

(a)  Commencement of Operations.
(b)  Less than one cent per share.
(c)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)


COMMON STOCKS (98.4%)+
                                      SHARES        VALUE
                                    -------------------------
AEROSPACE & DEFENSE (3.0%)
Lockheed Martin Corp. ............     236,400   $ 11,245,548
United Technologies Corp. ........     225,600     15,979,248
                                                 ------------
                                                   27,224,796
                                                 ------------
AIR FREIGHT & LOGISTICS (1.7%)
FedEx Corp. ......................     239,200     14,837,576
                                                 ------------

AUTOMOBILES (1.9%)
Harley-Davidson, Inc. ............     417,000     16,621,620
                                                 ------------
BANKS (3.0%)
Bank of America Corp. ............     200,900     15,877,127
Fifth Third Bancorp...............     193,200     11,078,088
                                                 ------------
                                                   26,955,215
                                                 ------------
BEVERAGES (2.6%)
Coca-Cola Co. (The)...............     248,800     11,546,808
PepsiCo, Inc. ....................     268,100     11,930,450
                                                 ------------
                                                   23,477,258
                                                 ------------
BIOTECHNOLOGY (2.4%)
Amgen, Inc. (a)...................     245,500     16,311,020
Genentech, Inc. (a)...............      73,000      5,264,760
                                                 ------------
                                                   21,575,780
                                                 ------------
CHEMICALS (2.6%)
Air Products & Chemicals, Inc. ...     248,000     10,316,800
Praxair, Inc. ....................     218,800     13,149,880
                                                 ------------
                                                   23,466,680
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (3.5%)
Cendant Corp. (a).................     836,000     15,315,520
First Data Corp. .................     381,700     15,817,648
                                                 ------------
                                                   31,133,168
                                                 ------------
COMMUNICATIONS EQUIPMENT (2.0%)
Cisco Systems, Inc. (a)...........   1,064,300     17,763,167
                                                 ------------

COMPUTERS & PERIPHERALS (4.5%)
Dell, Inc. (a)....................     428,500     13,694,860
Hewlett-Packard Co. ..............     701,000     14,931,300
International Business Machines
 Corp. ...........................     138,700     11,442,750
                                                 ------------
                                                   40,068,910
                                                 ------------
DIVERSIFIED FINANCIALS (6.9%)
American Express Co. .............     427,600     17,877,956
Citigroup, Inc. ..................     358,962     15,363,574
Fannie Mae........................     227,400     15,335,856
Morgan Stanley....................     316,600     13,534,650
                                                 ------------
                                                   62,112,036
                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
Agilent Technologies, Inc. (a)....     432,500      8,455,375
                                                 ------------

                                      SHARES        VALUE
                                    -------------------------

ENERGY EQUIPMENT & SERVICES (2.9%)
Baker Hughes, Inc. ...............     263,100   $  8,832,267
BJ Services Co. (a)...............     260,200      9,721,072
Weatherford International Ltd.
 (a)..............................     170,900      7,160,710
                                                 ------------
                                                   25,714,049
                                                 ------------
FOOD & DRUG RETAILING (3.0%)
SYSCO Corp. ......................     466,800     14,022,672
Walgreen Co. .....................     439,400     13,225,940
                                                 ------------
                                                   27,248,612
                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (3.4%)
Baxter International, Inc. .......     211,900      5,509,400
Boston Scientific Corp. (a).......     193,700     11,835,070
Medtronic, Inc. ..................     283,200     13,585,104
                                                 ------------
                                                   30,929,574
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (6.9%)
Cardinal Health, Inc. ............     234,600     15,084,780
HCA, Inc. ........................     354,200     11,348,568
UnitedHealth Group, Inc. .........     401,800     20,190,450
WellPoint Health Networks, Inc.
 (a)..............................     177,900     14,996,970
                                                 ------------
                                                   61,620,768
                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.7%)
InterActive Corp. (a).............     390,600     15,456,042
                                                 ------------

HOUSEHOLD PRODUCTS (1.6%)
Colgate-Palmolive Co. ............     248,100     14,377,395
                                                 ------------

INDUSTRIAL CONGLOMERATES (1.6%)
General Electric Co. .............     486,600     13,955,688
                                                 ------------

INSURANCE (1.7%)
Marsh & McLennan Cos., Inc. ......     299,600     15,300,572
                                                 ------------

MACHINERY (3.3%)
Danaher Corp. ....................     206,700     14,065,935
Illinois Tool Works, Inc. ........     237,100     15,613,035
                                                 ------------
                                                   29,678,970
                                                 ------------
MEDIA (6.4%)
Clear Channel Communications,
 Inc. ............................     360,788     15,293,803
Gannett Co., Inc. ................     148,700     11,421,647
Omnicom Group, Inc. ..............     219,300     15,723,810
Viacom, Inc. .....................     335,059     14,628,676
                                                 ------------
                                                   57,067,936
                                                 ------------
MULTILINE RETAIL (4.8%)
Kohl's Corp. (a)..................     268,700     13,805,806
Target Corp. .....................     361,900     13,694,296
Wal-Mart Stores, Inc. ............     286,700     15,387,189
                                                 ------------
                                                   42,887,291
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                                      SHARES        VALUE
                                    -------------------------
PHARMACEUTICALS (5.6%)
Forest Laboratories, Inc. (a).....     239,000   $ 13,085,250
Johnson & Johnson.................     336,100     17,376,370
Pfizer, Inc. .....................     586,800     20,039,220
                                                 ------------
                                                   50,500,840
                                                 ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (7.1%)
Analog Devices, Inc. (a)..........     421,500     14,676,630
Applied Materials, Inc. (a).......     592,500      9,397,050
Intel Corp. ......................     768,700     15,976,661
KLA-Tencor Corp. (a)..............     223,000     10,367,270
Texas Instruments, Inc. ..........     746,900     13,145,440
                                                 ------------
                                                   63,563,051
                                                 ------------
SOFTWARE (8.8%)
Electronic Arts, Inc. (a).........     179,700     13,296,003
Microsoft Corp. ..................     864,200     22,132,162
Oracle Corp. (a)..................   1,298,800     15,611,576
Symantec Corp. (a)................     306,200     13,429,932
VERITAS Software Corp. (a)........     515,500     14,779,385
                                                 ------------
                                                   79,249,058
                                                 ------------
SPECIALTY RETAIL (4.6%)
Bed Bath & Beyond, Inc. (a).......     392,500     15,232,925
Lowe's Cos., Inc. ................     291,400     12,515,630
TJX Cos., Inc. (The)..............     724,700     13,653,348
                                                 ------------
                                                   41,401,903
                                                 ------------
Total Common Stocks
 (Cost $904,440,631)..............                882,643,330
                                                 ------------

SHORT-TERM INVESTMENTS (0.8%)
                                    PRINCIPAL
                                      AMOUNT        VALUE
                                    -------------------------
COMMERCIAL PAPER (0.3%)
UBS Finance Delaware LLC
 1.31%, due 7/1/03................  $2,270,000   $  2,270,000
                                                 ------------
Total Commercial Paper
 (Cost $2,270,000)................                  2,270,000
                                                 ------------
                                      SHARES
                                    ----------
INVESTMENT COMPANY (0.5%)
Merrill Lynch Premier
 Institutional Fund...............   4,740,000      4,740,000
                                                 ------------
Total Investment Company
 (Cost $4,740,000)................                  4,740,000
                                                 ------------
Total Short-Term Investments
 (Cost $7,010,000)................                  7,010,000
                                                 ------------
Total Investments
 (Cost $911,450,631) (b)..........        99.2%   889,653,330(c)
Cash and Other Assets,
 Less Liabilities.................         0.8      6,964,894
                                    ----------   ------------
Net Assets........................       100.0%  $896,618,224
                                    ==========   ============

------------
(a) Non-income producing security.
(b) The cost for federal income tax purposes is $912,797,287.
(c) At June 30, 2003 net unrealized depreciation was $23,143,957, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $69,294,037 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $92,437,994.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CAPITAL APPRECIATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $911,450,631).......   $  889,653,330
Cash...................................            3,886
Receivables:
  Investment securities sold...........       21,503,467
  Fund shares sold.....................          882,935
  Dividends............................          587,435
                                          --------------
        Total assets...................      912,631,053
                                          --------------
LIABILITIES:
Payables:
  Investment securities purchased......       14,993,672
  Fund shares redeemed.................          278,096
  Shareholder communication............          274,697
  Adviser..............................          269,269
  Administrator........................          149,594
  Custodian............................           12,300
  NYLIFE Distributors..................               49
Accrued expenses.......................           35,152
                                          --------------
        Total liabilities..............       16,012,829
                                          --------------
Net assets.............................   $  896,618,224
                                          ==============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share)
  200 million shares authorized
  Initial Class........................   $      496,596
  Service Class........................              400
Additional paid-in capital.............    1,153,618,749
Accumulated undistributed net
  investment income....................          764,290
Accumulated net realized loss on
  investments and written option
  transactions.........................     (236,464,510)
Net unrealized depreciation
  on investments.......................      (21,797,301)
                                          --------------
Net assets.............................   $  896,618,224
                                          ==============
Initial Class
  Net assets applicable to outstanding
    shares.............................   $  895,896,525
                                          ==============
  Shares of capital stock
    outstanding........................       49,659,615
                                          ==============
  Net asset value per share
    outstanding........................   $        18.04
                                          ==============
Service Class
  Net assets applicable to outstanding
    shares.............................   $      721,699
                                          ==============
  Shares of capital stock
    outstanding........................           40,010
                                          ==============
  Net asset value per share
    outstanding........................   $        18.04
                                          ==============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends............................   $    3,464,811
  Interest.............................           18,456
                                          --------------
        Total income...................        3,483,267
                                          --------------
Expenses:
  Advisory.............................        1,501,528
  Administration.......................          834,182
  Shareholder communication............          231,195
  Professional.........................           77,052
  Custodian............................           35,822
  Directors............................           20,427
  Service..............................               49
  Miscellaneous........................           18,722
                                          --------------
        Total expenses.................        2,718,977
                                          --------------
Net investment income..................          764,290
                                          --------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized loss on investments.......      (17,035,728)
Net change in unrealized depreciation
  on investments.......................      100,737,062
                                          --------------
Net realized and unrealized gain on
  investments and written option
  transactions.........................       83,701,334
                                          --------------
Net increase in net assets resulting
  from operations......................   $   84,465,624
                                          ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CAPITAL APPRECIATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003 (Unaudited) and the year ended December 31, 2002

                                                                   2003             2002
                                                              --------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income......................................  $      764,290   $    1,162,905
 Net realized loss on investments and written option
   transactions.............................................     (17,035,728)     (98,494,643)
 Net change in unrealized appreciation (depreciation) on
   investments..............................................     100,737,062     (308,110,791)
                                                              --------------   --------------
 Net increase (decrease) in net assets resulting from
   operations...............................................      84,465,624     (405,442,529)
                                                              --------------   --------------
Dividends to shareholders:
 From net investment income:
   Initial Class............................................        (178,224)      (1,004,039)
                                                              --------------   --------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................      24,717,003      196,384,127
   Service Class............................................         736,623               --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends:
   Initial Class............................................         178,224        1,004,039
                                                              --------------   --------------
                                                                  25,631,850      197,388,166
 Cost of shares redeemed:
   Initial Class............................................     (55,710,117)    (294,330,589)
   Service Class............................................            (718)              --
                                                              --------------   --------------
 Decrease in net assets derived from capital share
   transactions.............................................     (30,078,985)     (96,942,423)
                                                              --------------   --------------
Net increase (decrease) in net assets.......................      54,208,415     (503,388,991)
NET ASSETS:
Beginning of period.........................................     842,409,809    1,345,798,800
                                                              --------------   --------------
End of period...............................................  $  896,618,224   $  842,409,809
                                                              ==============   ==============
Accumulated undistributed net investment income at end of
 period.....................................................  $      764,290   $      178,224
                                                              ==============   ==============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                           INITIAL CLASS
                                      ----------------------------------------------------------------------------------------

                                      SIX MONTHS
                                        ENDED
                                       JUNE 30,                                YEAR ENDED DECEMBER 31
                                        2003*            2002           2001           2000            1999            1998
                                      -------------------------------------------------------------------------------------
Net asset value at beginning of
 period.............................. $   16.33       $    23.64     $    30.81     $    36.98      $    30.61      $    22.39
                                      ----------      ----------     ----------     ----------      ----------      ----------
Net investment income (loss).........      0.01             0.02           0.02          (0.05)(b)       (0.02)(b)        0.03
Net realized and unrealized gain
 (loss) on investments...............      1.70            (7.31)         (7.17)         (3.73)           7.79            8.51
                                      ----------      ----------     ----------     ----------      ----------      ----------
Total from investment operations.....      1.71            (7.29)         (7.15)         (3.78)           7.77            8.54
                                      ----------      ----------     ----------     ----------      ----------      ----------
Less dividends and distributions:
 From net investment income..........     (0.00)(c)        (0.02)         (0.02)            --              --           (0.03)
 From net realized gain on
   investments.......................        --               --             --          (2.39)          (1.40)          (0.29)
                                      ----------      ----------     ----------     ----------      ----------      ----------
Total dividends and distributions....     (0.00)(c)        (0.02)         (0.02)         (2.39)          (1.40)          (0.32)
                                      ----------      ----------     ----------     ----------      ----------      ----------
Net asset value at end of period..... $   18.04       $    16.33     $    23.64     $    30.81      $    36.98      $    30.61
                                      ==========      ==========     ==========     ==========      ==========      ==========
Total investment return..............     10.49%(d)       (30.83%)       (23.22%)       (10.72%)         25.41%          38.14%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income (loss)........      0.18%+           0.11%          0.09%         (0.15%)         (0.05%)          0.11%
 Expenses............................      0.65%+           0.64%          0.63%          0.63%           0.62%           0.64%
Portfolio turnover rate..............        14%              72%            46%            33%             37%             27%
Net assets at end of period (in
 000's).............................. $ 895,897       $  842,410     $1,345,799     $1,813,776      $1,848,514      $1,236,864

                                       SERVICE CLASS
                                       -------------
                                          JUNE 5,
                                          2003(a)
                                          THROUGH
                                         JUNE 30,
                                           2003*
                                       --------------
Net asset value at beginning of
 period..............................   $    18.43
                                        ----------
Net investment income (loss).........         0.00(c)
Net realized and unrealized gain
 (loss) on investments...............        (0.39)
                                        ----------
Total from investment operations.....        (0.39)
                                        ----------
Less dividends and distributions:
 From net investment income..........           --
 From net realized gain on
   investments.......................           --
                                        ----------
Total dividends and distributions....           --
                                        ----------
Net asset value at end of period.....   $    18.04
                                        ==========
Total investment return..............        (2.12%)(d)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income (loss)........        (0.07%)+
 Expenses............................         0.90%+
Portfolio turnover rate..............           14%
Net assets at end of period (in
 000's)..............................   $      722

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)


SHORT-TERM INVESTMENTS (100.1%)+
                                    PRINCIPAL     AMORTIZED
                                     AMOUNT          COST
                                   --------------------------
BANK NOTES (3.3%)
Bank One Corp.
 Chicago, Illinois Series CD
 1.16%, due 11/10/03 (c).........  $ 4,000,000   $  3,999,852
 1.49%, due 5/10/04 (c)..........    3,500,000      3,506,937
Citibank of North America
 0.95%, due 9/19/03 (c)..........    4,000,000      4,000,000
 1.22%, due 8/19/03 (c)..........    4,000,000      4,000,000
                                                 ------------
                                                   15,506,789
                                                 ------------
CERTIFICATES OF DEPOSIT (4.6%)
(Yankee Certificates of Deposit)
Barclays Bank PLC NY
 1.215%, due 7/3/03 (c)..........    4,000,000      3,999,997
 1.24%, due 7/3/03 (c)...........    4,000,000      4,000,075
Bayerische Landesbank N.Y.
 1.23%, due 10/29/03 (c).........    5,000,000      5,000,822
Dexia Bank New York Branch
 1.04%, due 9/30/03 (c)..........    5,000,000      5,000,378
Rabobank Nederland N.V.
 1.20%, due 9/29/03 (c)..........    4,000,000      3,999,793
                                                 ------------
                                                   22,001,065
                                                 ------------
COMMERCIAL PAPER (43.0%)
ABN-Amro North America Finance,
 Inc.
 1.05%, due 7/23/03..............    4,400,000      4,397,177
Allianz Finance Corp.
 1.23%, due 8/20/03 (a)..........    4,000,000      3,993,167
 1.24%, due 8/12/03 (a)..........    5,000,000      4,992,766
American Express Credit Corp.
 1.24%, due 7/22/03..............    4,000,000      3,997,107
American General Finance Corp.
 1.20%, due 7/30/03-9/8/03.......    8,000,000      7,986,933
ANZ (DE), Inc.
 1.21%, due 7/7/03...............    5,000,000      4,998,992
Atlantis One Funding Corp.
 1.20%, due 10/15/03 (a).........    4,000,000      3,985,867
Barclays U.S. Funding Corp.
 1.21%, due 8/1/03...............    2,700,000      2,697,187
ChevronTexaco Corp.
 1.00%, due 7/31/03..............    4,000,000      3,996,667
European Investment Bank
 1.20%, due 7/15/03..............    4,000,000      3,998,133
Goldman Sachs Group, Inc.
 0.92%, due 2/6/04...............    3,025,000      3,007,993
 1.26%, due 7/7/03-11/17/03......    8,000,000      7,979,700
Harvard University
 1.17%, due 8/5/03...............    4,000,000      3,995,450
HBOS Treasury Services
 1.04%, due 12/8/03..............    5,900,000      5,872,860
 1.21%, due 7/2/03...............    3,100,000      3,099,896
 1.25%, due 8/6/03...............    3,275,000      3,270,906

                                    PRINCIPAL     AMORTIZED
                                     AMOUNT          COST
                                   --------------------------
COMMERCIAL PAPER (Continued)
ING U.S. Funding LLC
 1.18%, due 8/14/03..............  $ 4,000,000   $  3,994,231
 1.21%, due 7/9/03...............    5,100,000      5,098,629
International Bank for
 Reconstruction & Development
 0.92%, due 7/21/03..............    2,325,000      2,323,812
International Business Machines
 Corp.
 1.54%, due 7/11/03..............    5,000,000      4,997,861
KFW International Finance, Inc.
 1.20%, due 8/26/03-10/29/03.....    8,000,000      7,976,533
 1.24%, due 10/23/03.............    4,000,000      3,984,293
Lloyds Bank PLC
 1.26%, due 7/28/03..............    4,000,000      3,996,220
Merck & Co., Inc.
 1.05%, due 9/12/03..............    5,000,000      4,989,354
Nationwide Building Society
 1.20%, due 7/8/03...............    4,000,000      3,999,067
 1.22%, due 8/7/03...............    7,950,000      7,940,134
Nestle Capital Corp.
 1.14%, due 9/15/03 (a)..........    4,775,000      4,763,424
Nestle Holdings UK PLC
 1.00%, due 12/31/03.............    4,000,000      3,979,667
Pfizer, Inc.
 0.90%, due 12/9/03 (a)..........    4,000,000      3,983,900
Prudential Funding LLC
 0.98%, due 11/18/03.............    4,000,000      3,984,756
 1.20%, due 8/1/03...............    4,000,000      3,995,866
 1.30%, due 7/25/03..............    4,000,000      3,996,533
Quebec Province
 0.91%, due 12/3/03 (a)..........    4,000,000      3,984,328
 1.17%, due 10/9/03 (a)..........    4,000,000      3,987,000
Rio Tinto America, Inc.
 1.20%, due 7/11/03 (a)..........    2,975,000      2,974,008
Royal Bank of Canada
 1.03%, due 9/19/03..............    4,000,000      3,990,844
 1.30%, due 7/21/03..............    4,000,000      3,997,111
Shell Finance (U.K.) PLC
 1.14%, due 7/18/03 (a)..........    5,000,000      4,997,308
 1.20%, due 8/28/03 (a)..........    4,000,000      3,992,267
 1.26%, due 9/18/03 (a)..........    4,000,000      3,988,940
Societe Generale N.A., Inc.
 1.15%, due 11/14/03.............    4,000,000      3,982,622
 1.30%, due 7/9/03...............    4,000,000      3,998,844
Svenska Handelsbanken AB
 1.03%, due 7/16/03..............    4,000,000      3,998,283
 1.21%, due 7/1/03...............    5,050,000      5,050,000
UBS Finance Delaware LLC
 1.20%, due 8/15/03..............    4,000,000      3,994,025
USAA Capital Corp.
 1.18%, due 8/12/03..............    4,500,000      4,493,805
                                                 ------------
                                                  203,704,466
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                                    PRINCIPAL     AMORTIZED
                                     AMOUNT          COST
                                   --------------------------
CORPORATE BONDS (4.2%)
First Union Corp.
 6.625%, due 6/15/04 (c).........  $ 4,850,000   $  5,109,441
Ford Credit Auto Owner Trust
 Series 2003-A Class A1
 1.363%, due 10/15/03 (b)(c).....      571,895        571,895
Metropolitan Life Insurance Co.
 Series EXL
 1.124%, due 4/28/04 (a)(b)(c)...    4,000,000      4,000,000
Morgan Stanley Dean Witter & Co.
 5.625%, due 1/20/04 (c).........    4,000,000      4,101,387
Unilever Capital Corp.
 6.75%, due 11/1/03 (c)..........    5,853,000      5,960,210
                                                 ------------
                                                   19,742,933
                                                 ------------
MEDIUM-TERM NOTES (4.3%)
American Express Credit Corp.
 Series B
 1.35%, due 3/5/08 (b)(c)........    4,000,000      4,000,000
General Electric Capital Co.
 Series A
 1.39%, due 5/7/04 (b)(c)........    4,000,000      4,004,425
Merrill Lynch & Co., Inc.
 Series B
 5.88%, due 1/15/04 (c)..........    1,200,000      1,202,371
Morgan Stanley Dean Witter & Co.
 Series C
 1.581%, due 5/11/04 (b)(c)......    5,000,000      5,013,875
 1.61%, due 2/2/04 (b)(c)........    6,000,000      6,153,898
                                                 ------------
                                                   20,374,569
                                                 ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (36.4%)
Federal Home Loan Bank (Discount
 Notes)
 1.11%, due 11/19/03.............    6,000,000      5,973,915
 1.14%, due 11/7/03..............    5,000,000      4,979,575
 1.15%, due 10/31/03-11/12/03....   10,000,000      9,959,289
 1.23%, due 9/2/03...............    4,000,000      3,991,390
Federal Home Loan Mortgage
 Corporation
 (Discount Notes)
 1.12%, due 3/12/04..............    4,000,000      3,968,267
 1.14%, due 12/5/03..............    3,000,000      2,985,151
 1.15%, due 9/19/03-10/22/03.....    7,830,000      7,805,035
 1.16%, due 9/24/03-11/14/03.....    8,000,000      7,971,516
 1.17%, due 8/18/03..............    4,000,000      3,993,760
 1.18%, due 7/29/03-9/17/03......   10,000,000      9,982,647
 1.20%, due 10/30/03.............    5,000,000      4,979,833
 1.23%, due 7/17/03-8/29/03......   11,000,000     10,985,172
 1.24%, due 12/15/03.............    4,000,000      3,976,991
 1.27%, due 12/29/03.............    4,900,000      4,868,712
 1.28%, due 9/10/03..............    9,700,000      9,675,434

                                    PRINCIPAL     AMORTIZED
                                     AMOUNT          COST
                                   --------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (Continued)
Federal National Mortgage
 Association (Discount Notes)
 1.12%, due 2/6/04...............  $ 5,300,000   $  5,263,724
 1.13%, due 9/3/03...............    4,500,000      4,490,960
 1.17%, due 8/11/03..............    5,300,000      5,292,908
 1.20%, due 7/23/03..............    4,000,000      3,997,067
 1.23%, due 10/17/03.............    5,000,000      4,981,550
 1.24%, due 7/16/03..............    4,000,000      3,997,933
 1.25%, due 9/19/03-12/12/03.....    6,100,000      6,074,305
United States Treasury Bills
 (Discount Notes)
 1.06%, due 8/14/03..............    6,050,000      6,042,192
 1.09%, due 8/21/03-8/28/03......   13,300,000     13,277,239
 1.13%, due 9/25/03..............    4,000,000      3,989,250
 1.14%, due 9/11/03-9/18/03......    9,000,000      8,978,372
 1.18%, due 10/9/03..............    5,550,000      5,531,885
 1.22%, due 7/10/03..............    5,000,000      4,998,478
                                                 ------------
                                                  173,012,550
                                                 ------------

                                     SHARES
                                    ---------
INVESTMENT COMPANY (4.3%)
Merrill Lynch Premier
 Institutional Fund..............   20,535,000     20,535,000
                                                 ------------
Total Short-Term Investments
 (Amortized Cost $474,877,372)
 (d).............................        100.1%   474,877,372
Liabilities in Excess of
 Cash and Other Assets...........         (0.1)      (201,269)
                                   -----------   ------------
Net Assets.......................        100.0%  $474,676,103
                                   ===========   ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at June 30, 2003.
(c) Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)


The table below sets forth the diversification of Cash Management Portfolio investments by industry.

INDUSTRY DIVERSIFICATION

                                  AMORTIZED
                                     COST        PERCENT+
                                 ------------------------
Auto Leases....................  $    571,894       0.1%
Banks #........................   143,262,961      30.2
Computer Systems...............     4,997,861       1.1
Consumer Financial Services....     3,997,107       0.9
Education......................     3,995,450       0.8
Finance........................    27,051,956       5.7
Finance-Diversified............     4,493,805       1.0
Food...........................     3,979,667       0.8
Foreign Government.............     7,971,328       1.7
Health Care-Drugs..............     3,983,900       0.8
Health Care-Medical Products...     4,989,354       1.1
Insurance......................    23,964,089       5.1
Investment Bank/Brokerage......    23,357,836       4.9
Investment Company.............    20,535,000       4.3
Metals-Miscellaneous...........     2,974,008       0.6
Oil-Intergrated Domestic.......     3,996,667       0.8
Special Purpose Finance........    17,741,939       3.8
U.S. Government &
  Federal Agencies.............   173,012,550      36.4
                                 ------------     ------
                                  474,877,372     100.1
Liabilities in Excess of Cash
  and Other Assets.............      (201,269)     (0.1)
                                 ------------     ------
Net Assets.....................  $474,676,103     100.0%
                                 ============     ======

------------
+ Percentages indicated are based on Portfolio net assets.
# The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003 (Unaudited)

ASSETS:
Investment in securities, at value
  (amortized cost $474,877,372)..........   $474,877,372
Cash.....................................         28,425
Receivables:
  Fund shares sold.......................     10,867,644
  Investment securities sold.............      4,000,000
  Interest...............................        456,224
                                            ------------
        Total assets.....................    490,229,665
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........     12,976,493
  Fund shares redeemed...................      1,897,496
  Shareholder communication..............        185,284
  Adviser................................         95,192
  Administrator..........................         76,160
  Custodian..............................          8,227
Accrued expenses.........................         30,286
Dividend payable.........................        284,424
                                            ------------
        Total liabilities................     15,553,562
                                            ------------
Net assets...............................   $474,676,103
                                            ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 700 million shares authorized...   $  4,746,641
Additional paid-in capital...............    469,914,525
Accumulated undistributed net realized
  gain on investments....................         14,937
                                            ------------
Net assets applicable to outstanding
  shares.................................   $474,676,103
                                            ============
Shares of capital stock outstanding......    474,664,050
                                            ============
Net asset value per share outstanding....   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $  3,180,936
                                            ------------
Expenses:
  Advisory...............................        604,101
  Administration.........................        483,280
  Shareholder communication..............        169,520
  Professional...........................         51,191
  Custodian..............................         22,689
  Directors..............................         12,819
  Miscellaneous..........................          9,499
                                            ------------
        Total expenses...................      1,353,099
                                            ------------
Net investment income....................      1,827,837
                                            ------------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.........            169
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  1,828,006
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003 (Unaudited) and the year ended December 31, 2002

                                                                   2003              2002
                                                              ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $     1,827,837   $     6,525,769
  Net realized gain on investments..........................              169            26,823
                                                              ---------------   ---------------
  Net increase in net assets resulting from operations......        1,828,006         6,552,592
                                                              ---------------   ---------------
Dividends and distributions to shareholders:
  From net investment income................................       (1,827,837)       (6,525,769)
  From net realized gain on investments.....................          (12,055)           (2,664)
                                                              ---------------   ---------------
    Total dividends and distributions to shareholders.......       (1,839,892)       (6,528,433)
                                                              ---------------   ---------------
Capital share transactions:
  Net proceeds from sale of shares..........................      651,653,117     1,790,830,476
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............        1,591,834         6,528,190
                                                              ---------------   ---------------
                                                                  653,244,951     1,797,358,666
  Cost of shares redeemed...................................     (696,905,255)   (1,760,205,751)
                                                              ---------------   ---------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................      (43,660,304)       37,152,915
                                                              ---------------   ---------------
Net increase (decrease) in net assets.......................      (43,672,190)       37,177,074
NET ASSETS:
Beginning of period.........................................      518,348,293       481,171,219
                                                              ---------------   ---------------
End of period...............................................  $   474,676,103   $   518,348,293
                                                              ===============   ===============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                            SIX MONTHS
                                              ENDED
                                             JUNE 30,                          YEAR ENDED DECEMBER 31
                                              2003*        2002         2001             2000        1999             1998
                                            -------------------------------------------------------------------------------
Net asset value at beginning of period....   $   1.00    $   1.00     $   1.00         $   1.00    $   1.00         $   1.00
                                             --------    --------     --------         --------    --------         --------
Net investment income.....................       0.00(a)     0.01         0.04             0.06        0.05             0.05
Net realized gain on investments..........       0.00(a)     0.00(a)      0.00(a)            --        0.00(a)          0.00(a)
                                             --------    --------     --------         --------    --------         --------
Total from investment operations..........       0.00(a)     0.01         0.04             0.06        0.05             0.05
                                             --------    --------     --------         --------    --------         --------
Less dividends and distributions:
  From net investment income..............      (0.00)(a)    (0.01)      (0.04)           (0.06)      (0.05)           (0.05)
  From net realized gain on investments...      (0.00)(a)    (0.00)(a)    (0.00)(a)          --       (0.00)(a)        (0.00)(a)
                                             --------    --------     --------         --------    --------         --------
Total dividends and distributions.........      (0.00)(a)    (0.01)      (0.04)           (0.06)      (0.05)           (0.05)
                                             --------    --------     --------         --------    --------         --------
Net asset value at end of period..........   $   1.00    $   1.00     $   1.00         $   1.00    $   1.00         $   1.00
                                             ========    ========     ========         ========    ========         ========
Total investment return...................       0.37%(b)     1.36%       3.84%            6.06%       4.84%            5.18%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................       0.76%+      1.33%        3.57%            5.87%       4.79%            5.05%
  Expenses................................       0.56%+      0.55%        0.54%            0.52%       0.51%            0.54%
Net assets at end of period (in 000's)....   $474,676    $518,348     $481,171         $305,915    $454,470         $231,552

------------

(a)  Less than one cent per share.
(b)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CONVERTIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)


CONVERTIBLE SECURITIES (81.4%)+
CONVERTIBLE BONDS (58.6%)
                                    PRINCIPAL
                                      AMOUNT        VALUE
                                    ----------------------
AIRLINES (1.0%)
AirTran Holdings, Inc.
 7.00%, due 7/1/23 (c)............  $  205,000   $    277,519
Alaska Air Group, Inc.
 3.786%, due 3/21/23 (c)(d).......   1,895,000      2,103,450
                                                 ------------
                                                    2,380,969
                                                 ------------
BANKS (1.5%)
UBS AG Stamford Connecticut Branch
 Series NDQ
 0.25%, due 4/12/08 (c)...........   1,200,000      1,114,500
 Series SPX
 1.00%, due 4/14/06 (c)...........   2,500,000      2,462,500
                                                 ------------
                                                    3,577,000
                                                 ------------
BIOTECHNOLOGY (2.0%)
Genzyme Corp.
 3.00%, due 5/15/21...............   1,810,000      1,814,525
Invitrogen Corp.
 2.25%, due 12/15/06..............     880,000        818,400
Vertex Pharmaceuticals, Inc.
 5.00%, due 9/19/07...............   2,710,000      2,279,787
                                                 ------------
                                                    4,912,712
                                                 ------------
BUILDING PRODUCTS (0.5%)
Masco Corp.
 (zero coupon), due 7/20/31.......   2,575,000      1,145,875
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (1.7%)
Cendant Corp.
 (zero coupon), due 2/13/21.......   3,900,000      2,676,375
Quebecor World, Inc.
 6.00%, due 10/1/07...............   1,325,000      1,363,094
                                                 ------------
                                                    4,039,469
                                                 ------------
COMMUNICATIONS EQUIPMENT (1.9%)
CIENA Corp.
 3.75%, due 2/1/08................   1,670,000      1,394,450
Comverse Technology, Inc.
 1.50%, due 12/1/05...............   1,575,000      1,484,437
Extreme Networks, Inc.
 3.50%, due 12/1/06...............     955,000        867,856
Juniper Networks, Inc.
 4.75%, due 3/15/07...............     310,000        294,113
Tekelec, Inc.
 3.25%, due 11/2/04...............     650,000        624,813
                                                 ------------
                                                    4,665,669
                                                 ------------
DIVERSIFIED FINANCIALS (7.5%)
Affiliated Managers Group, Inc.
 (zero coupon), due 5/7/21 (e)....   1,595,000      1,503,287
JMH Finance Ltd.
 4.75%, due 9/6/07 (c)............   1,705,000      1,796,644
Legg Mason, Inc.
 (zero coupon), due 6/6/31 (e)....   2,915,000      1,643,331

                                    PRINCIPAL
                                    AMOUNT          VALUE
                                    -------------------------
DIVERSIFIED FINANCIALS (Continued)
Lehman Brothers Holdings, Inc.
 Series INDU
 0.25%, due 10/2/07...............  $1,900,000   $  1,952,250
 Series IP
 0.25%, due 5/8/10................   4,440,000      4,573,200
Merrill Lynch & Co., Inc.
 (zero coupon), due 3/13/32 (d)...   1,000,000      1,006,250
 Series DOW
 0.25%, due 5/17/10 (c)...........   2,830,000      2,752,175
 Series SPY
 1.125%, due 4/5/10 (c)...........   2,120,000      2,215,400
Providian Financial Corp.
 4.00%, due 5/15/08...............     645,000        718,369
                                                 ------------
                                                   18,160,906
                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
At Home Corp.
 4.75%, due 12/15/06 (f)..........   2,335,418        338,636
Verizon Global Funding Corp.
 (zero coupon), due 5/15/21.......   4,270,000      2,562,000
                                                 ------------
                                                    2,900,636
                                                 ------------
ELECTRIC UTILITIES (0.8%)
Reliant Resources, Inc.
 5.00%, due 8/15/10 (c)...........   1,995,000      1,965,075
                                                 ------------

ELECTRICAL EQUIPMENT (0.1%)
SCI Systems, Inc.
 3.00%, due 3/15/07...............     330,000        291,225
                                                 ------------

ELECTRONIC EQUIPMENT &
 INSTRUMENTS (0.7%)
Thermo Electron Corp.
 Series RG
 4.00%, due 1/15/05...............   1,800,000      1,802,250
                                                 ------------

ENERGY EQUIPMENT & SERVICES (6.5%)
BJ Services Co.
 0.3954%, due 4/24/22.............   7,230,000      5,982,825
Citigroup Global Markets, Inc.
 Series XOI
 0.25%, due 2/18/10...............   1,245,000      1,296,418
Cooper Cameron Corp.
 1.75%, due 5/17/21...............   2,415,000      2,421,038
Global Marine, Inc.
 (zero coupon), due 6/23/20.......   3,540,000      2,031,075
Nabors Industries, Ltd.
 (zero coupon), due 2/5/21........   2,140,000      1,396,350
Pride International, Inc.
 2.50%, due 3/1/07................   2,155,000      2,758,400
                                                 ------------
                                                   15,886,106
                                                 ------------
FOOD & DRUG RETAILING (1.2%)
Lehman Brothers Holdings, Inc.
 Series KR
 0.625%, due 12/11/07.............     480,000        475,200

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CONVERTIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

CONVERTIBLE BONDS (CONTINUED)

                                    PRINCIPAL
                                    AMOUNT          VALUE
                                    -------------------------
FOOD & DRUG RETAILING (Continued)
SUPERVALU, Inc.
 (zero coupon), due 11/2/31 (e)...  $8,070,000   $  2,461,350
                                                 ------------
                                                    2,936,550
                                                 ------------
FOOD PRODUCTS (1.5%)
General Mills, Inc.
 (zero coupon), due 10/28/22
   (c)............................   1,510,000      1,077,762
Nestle Holding, Inc.
 3.00%, due 5/9/05................   2,270,000      2,521,062
                                                 ------------
                                                    3,598,824
                                                 ------------
HEALTH CARE EQUIPMENT &
 SUPPLIES (1.9%)
ALZA Corp.
 (zero coupon), due 7/28/20.......   1,600,000      1,148,000
Medtronic, Inc.
 1.25%, due 9/15/21...............   2,545,000      2,653,162
Wilson Greatbatch Technologies,
 Inc.
 2.25%, due 6/15/13 (c)...........     825,000        952,875
                                                 ------------
                                                    4,754,037
                                                 ------------
HEALTH CARE PROVIDERS &
 SERVICES (1.5%)
Province Healthcare Co.
 4.50%, due 11/20/05..............     770,000        766,150
Quest Diagnostics, Inc.
 1.75%, due 11/30/21..............   2,425,000      2,503,813
Universal Health Services, Inc.
 0.426%, due 6/23/20..............     800,000        475,000
                                                 ------------
                                                    3,744,963
                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.3%)
Brinker International, Inc.
 (zero coupon), due 10/10/21......   1,910,000      1,363,263
Goldman Sachs Group, Inc. (The)
 Series MCD
 (zero coupon), due 8/27/09.......   1,960,000      1,839,950
                                                 ------------
                                                    3,203,213
                                                 ------------
HOUSEHOLD PRODUCTS (1.3%)
Merrill Lynch & Co., Inc.
 Series PG
 0.40%, due 4/15/10 (c)...........   3,245,000      3,226,747
                                                 ------------
INDUSTRIAL CONGLOMERATES (1.7%)
Tyco International Group S.A.
 2.75%, due 1/15/18 (c)...........   2,145,000      2,321,962
 3.125%, due 1/15/23 (c)..........   1,645,000      1,809,500
                                                 ------------
                                                    4,131,462
                                                 ------------
INSURANCE (2.7%)
American International Group, Inc.
 0.50%, due 5/15/07...............   3,140,000      2,959,450
USF&G Corp.
 (zero coupon), due 3/3/09........     930,000        748,650

                                    PRINCIPAL
                                    AMOUNT          VALUE
                                    -------------------------
INSURANCE (Continued)
XL Capital Ltd.
 (zero coupon), due 5/23/21.......  $4,485,000   $  2,859,187
                                                 ------------
                                                    6,567,287
                                                 ------------
MACHINERY (4.0%)
Danaher Corp.
 (zero coupon), due 1/22/21 (e)...   1,230,000        819,488
Lehman Brothers Holdings, Inc.
 Series CAT
 0.25%, due 5/13/10...............   2,800,000      2,863,000
Navistar Financial Corp.
 2.50%, due 12/15/07..............     515,000        616,713
 4.75%, due 4/1/09................   3,020,000      2,850,125
Navistar International Corp.
 2.50%, due 12/15/07..............     600,000        718,500
SPX Corp.
 (zero coupon), due 2/6/21 (e)....   2,935,000      1,867,394
                                                 ------------
                                                    9,735,220
                                                 ------------
MEDIA (5.9%)
Adelphia Communications Corp.
 3.25%, due 5/1/21 (f)............     730,000        140,525
Getty Images, Inc.
 5.00%, due 3/15/07...............     880,000        910,800
Lamar Advertising Co.
 2.875%, due 12/31/10.............   2,470,000      2,491,612
 5.25%, due 9/15/06...............   1,755,000      1,816,425
Liberty Media Corp.
 0.75%, due 3/30/23 (c)...........   1,040,000      1,177,800
 3.25%, due 3/15/31...............   1,975,000      2,054,000
Mediacom Communications Corp.
 5.25%, due 7/1/06................     425,000        403,750
Merrill Lynch & Co., Inc.
 Series AOL
 0.25%, due 5/10/06...............     800,000        754,000
News America, Inc.
 (zero coupon), due 2/28/21 (e)...   3,610,000      1,999,037
Omnicom Group, Inc.
 (zero coupon), due 2/7/31 (e)....   2,095,000      2,097,619
Regal Entertainment Group
 3.75%, due 5/15/08 (c)...........     570,000        614,888
                                                 ------------
                                                   14,460,456
                                                 ------------
OIL & GAS (0.3%)
Devon Energy Corp.
 (zero coupon), due 6/27/20.......   1,480,000        808,450
                                                 ------------

PAPER & FOREST PRODUCTS (0.4%)
International Paper Co.
 (zero coupon), due 6/20/21.......   2,005,000      1,075,181
                                                 ------------

PHARMACEUTICALS (2.3%)
Citigroup Global Markets, Inc.
 Series K
 0.75%, due 7/20/09...............   1,370,000      1,633,725
Guilford Pharmaceuticals, Inc.
 5.00%, due 7/1/08 (c)............     140,000        135,800

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                                    PRINCIPAL
                                    AMOUNT          VALUE
                                    -------------------------
PHARMACEUTICALS (Continued)
Roche Holdings, Inc.
 (zero coupon), due 1/19/15
   (c)(e).........................  $1,600,000   $  1,242,000
Teva Pharmaceutical Finance N.V.
 0.75%, due 8/15/21...............   1,965,000      2,706,787
                                                 ------------
                                                    5,718,312
                                                 ------------
ROAD & RAIL (2.6%)
Citigroup Global Markets, Inc.
 Series UNP
 0.25%, due 5/12/10...............   3,360,000      3,263,400
Goldman Sachs Group, Inc. (The)
 Series BNI
 1.00%, due 10/30/07..............   1,450,000      1,422,813
Morgan Stanley
 Series CNI
 (zero coupon), due 5/30/10.......   1,730,000      1,666,206
                                                 ------------
                                                    6,352,419
                                                 ------------
SEMICONDUCTOR EQUIPMENT &
 PRODUCTS (3.0%)
Amkor Technology, Inc.
 5.75%, due 6/1/06................     430,000        394,525
ASE Test Ltd.
 1.00%, due 7/1/04 (c)............   1,250,000      1,621,875
ASM International N.V.
 5.00%, due 11/15/05 (c)..........     840,000        943,950
Brooks-PRI Automation, Inc.
 4.75%, due 6/1/08................     370,000        314,500
ChipPAC, Inc.
 2.50%, due 6/1/08 (c)............   1,320,000      1,618,650
Fairchild Semiconductor
 International, Inc.
 5.00%, due 11/1/08...............   1,380,000      1,336,875
Micron Technology, Inc.
 2.50%, due 2/1/10 (c)............   1,005,000      1,204,744
                                                 ------------
                                                    7,435,119
                                                 ------------
SOFTWARE (0.7%)
VERITAS Software Corp.
 1.857%, due 8/13/06..............   1,975,000      1,770,094
                                                 ------------
SPECIALTY RETAIL (0.9%)
Gap, Inc. (The)
 5.75%, due 3/15/09...............   1,595,000      2,151,256
                                                 ------------

Total Convertible Bonds
 (Cost $141,436,403)..............                143,397,482
                                                 ------------

CONVERTIBLE PREFERRED STOCKS (22.8%)
                                      SHARES
                                    ----------
AEROSPACE & DEFENSE (1.3%)
Northrop Grumman Corp.
 7.25% (g)........................      31,200      3,174,600
                                                 ------------

                                      SHARES          VALUE
                                    -------------------------

AIRLINES (0.3%)
Continental Air Finance Trust II
 6.00%............................      32,800   $    852,800
                                                 ------------

AUTOMOBILES (2.5%)
Ford Motor Co. Capital Trust II
 6.50%............................      47,400      2,059,530
General Motors Corp.
 6.25%, Series C..................      53,000      1,187,200
 6.50%, Series B..................     115,000      2,863,500
                                                 ------------
                                                    6,110,230
                                                 ------------
BANKS (0.8%)
Washington Mutual, Inc.
 5.375%...........................      33,300      1,956,375
                                                 ------------

COMMERCIAL SERVICES & SUPPLIES (0.8%)
Cendant Corp.
 7.75%............................      44,500      2,013,180
                                                 ------------

COMMUNICATIONS EQUIPMENT (0.7%)
Lucent Technologies Capital Trust
 I
 7.75%............................       2,175      1,764,208
                                                 ------------

DIVERSIFIED FINANCIALS (2.3%)
Affiliated Managers Group, Inc.
 6.00%............................      73,500      1,630,230
Equity Securities Trust II
 6.25%............................      50,100      1,182,360
Gabelli Asset Management, Inc.
 6.95%............................      64,000      1,539,840
State Street Corp.
 6.75%............................       6,600      1,366,596
                                                 ------------
                                                    5,719,026
                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
CenturyTel, Inc.
 6.875%...........................      59,400      1,686,960
Qwest Trends Trust
 5.75% (c)........................      58,100        640,843
                                                 ------------
                                                    2,327,803
                                                 ------------
ELECTRIC UTILITIES (2.1%)
Dominion Resources, Inc.
 9.50% (h)........................      18,200      1,073,072
FPL Group, Inc.
 8.00%............................      33,800      1,950,260
PPL Capital Funding Trust I
 7.75% (i)........................      95,800      2,011,800
                                                 ------------
                                                    5,035,132
                                                 ------------
ENERGY EQUIPMENT & SERVICES (0.7%)
Weatherford International, Inc.
 5.00%............................      32,700      1,635,000
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CONVERTIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

CONVERTIBLE PREFERRED STOCKS (CONTINUED)

                                       SHARES        VALUE
                                    -------------------------
ENERGY EQUIPMENT & SERVICES (Continued)
HEALTH CARE PROVIDERS & SERVICES (0.6%)
Anthem, Inc.
 5.00%............................      15,000   $  1,403,700
                                                 ------------
INSURANCE (3.8%)
Chubb Corp. (The)
 7.00%............................      38,100        979,170
Hartford Financial Services Group,
 Inc. (The)
 6.00%............................      19,000      1,000,160
 7.00%............................      36,500      1,994,360
Prudential Financial, Inc.
 6.75%............................      50,500      2,825,475
Travelers Property Casualty Corp.
 4.50%............................      98,500      2,364,000
                                                 ------------
                                                    9,163,165
                                                 ------------
IT CONSULTING & SERVICES (0.1%)
Electronic Data Systems Corp.
 7.875%...........................       9,175        202,309
                                                 ------------
MACHINERY (0.8%)
Cummins Capital Trust I
 7.00%............................      36,710      1,954,808
                                                 ------------
MEDIA (0.1%)
Adelphia Communications Corp.
 7.50%, Series F (f)..............      29,800         14,304
Comcast Corp.
 2.00% (j)........................       8,500        299,625
                                                 ------------
                                                      313,929
                                                 ------------

MULTI-UTILITIES & UNREGULATED POWER (0.4%)
Calpine Capital Trust
 5.75%............................      23,000      1,020,625
                                                 ------------
OFFICE ELECTRONICS (0.3%)
Xerox Corp.
 6.25%............................       7,100        744,435
                                                 ------------

OIL & GAS (1.2%)
Chesapeake Energy Corp.
 6.00% (c)........................       9,100        569,887
Kerr-McGee Corp.
 5.50%............................      30,800      1,466,696
Valero Energy Corp.
 7.75%............................      36,100        976,505
                                                 ------------
                                                    3,013,088
                                                 ------------

                                       SHARES         VALUE
                                    -------------------------
PAPER & FOREST PRODUCTS (1.4%)
Boise Cascade Corp.
 7.50% (k)........................      58,410   $  2,408,828
International Paper Capital Trust
 5.25%............................      20,800      1,024,400
                                                 ------------
                                                    3,433,228
                                                 ------------
REAL ESTATE (0.6%)
Glenborough Realty Trust, Inc.
 7.75%, Series A..................      65,000      1,560,000
                                                 ------------

SPECIALTY RETAIL (0.2%)
Toys "R" Us, Inc.
 6.25%............................      12,600        490,140
                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
DECS Trust IX
 6.75%............................      40,670        945,577
Nextel Communications, Inc.
 (zero coupon)....................       1,900        931,713
                                                 ------------
                                                    1,877,290
                                                 ------------
Total Convertible Preferred Stocks
 (Cost $54,214,397)...............                 55,765,071
                                                 ------------
Total Convertible Securities
 (Cost $195,650,800)..............                199,162,553
                                                 ------------

COMMON STOCKS (15.2%)
AIRLINES (0.5%)
Delta Air Lines, Inc. ............      83,400      1,224,312
                                                 ------------

BANKS (0.9%)
Bank of New York Co., Inc.
 (The)............................      73,100      2,101,625
                                                 ------------

COMMERCIAL SERVICES & SUPPLIES (0.3%)
Moore Wallace, Inc. (a)...........      20,400        299,472
Quebecor World, Inc. .............      26,200        484,962
                                                 ------------
                                                      784,434
                                                 ------------
COMMUNICATIONS EQUIPMENT (0.5%)
Cisco Systems, Inc. (a)...........      29,200        487,348
Tekelec, Inc. (a).................       5,000         56,500
Tellabs, Inc. (a).................      21,200        139,284
Westell Technologies, Inc. (a)....      66,500        575,225
                                                 ------------
                                                    1,258,357
                                                 ------------
COMPUTERS & PERIPHERALS (0.2%)
EMC Corp. (a).....................      40,500        424,035
                                                 ------------

CONSTRUCTION & ENGINEERING (0.1%)
McDermott International, Inc.
 (a)..............................      31,800        201,294
                                                 ------------

CONTAINERS & PACKAGING (1.3%)
Smurfit-Stone Container Corp.
 (a)..............................     240,900      3,138,927
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                                        SHARES          VALUE
                                    -------------------------
DIVERSIFIED FINANCIALS (3.7%)
Citigroup, Inc. ..................      54,074   $  2,314,367
Merrill Lynch & Co., Inc. ........      81,800      3,818,424
Nasdaq-100 Shares (a)(n)..........      41,100      1,230,945
S&P 500 Depositary Receipt (n)....      16,800      1,640,184
                                                 ------------
                                                    9,003,920
                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
Verizon Communications, Inc. .....      16,300        643,035
                                                 ------------

ENERGY EQUIPMENT & SERVICES (0.9%)
Halliburton Co. ..................      45,400      1,044,200
Tidewater, Inc. ..................      15,000        440,550
Transocean, Inc. (a)..............      37,300        819,481
                                                 ------------
                                                    2,304,231
                                                 ------------
FOOD PRODUCTS (0.6%)
Dean Foods Co. (a)................      49,273      1,552,095
                                                 ------------

HEALTH CARE PROVIDERS & SERVICES (0.0%)(b)
Beverly Enterprises, Inc. (a).....      29,000        101,500
                                                 ------------

HOTELS, RESTAURANTS & LEISURE (0.0%)(b)
Fine Host Corp. (a)(l)............       6,624             66
                                                 ------------

INSURANCE (1.0%)
MetLife, Inc. ....................      83,457      2,363,502
                                                 ------------

INTERNET SOFTWARE & SERVICES (0.1%)
Interwoven, Inc. (a)..............     100,100        222,222
                                                 ------------
MEDIA (1.0%)
AOL Time Warner, Inc. (a).........      20,400        328,236
Clear Channel Communications, Inc.
 (a)..............................      34,700      1,470,933
Comcast Corp. (a).................      20,800        599,664
                                                 ------------
                                                    2,398,833
                                                 ------------
METALS & MINING (1.0%)
DIAMONDS Trust
 Series 1.........................      26,200      2,355,642
                                                 ------------

OIL & GAS (0.2%)
Chesapeake Energy Corp. ..........      37,300        376,730
                                                 ------------
PAPER & FOREST PRODUCTS (0.3%)
International Paper Co. ..........      14,800        528,804
MeadWestvaco Corp. ...............      11,900        293,930
                                                 ------------
                                                      822,734
                                                 ------------
PHARMACEUTICALS (0.1%)
Teva Pharmaceutical Industries
 Ltd.
 ADR (m)..........................       4,070        231,705
                                                 ------------

REAL ESTATE (0.1%)
FelCor Lodging Trust, Inc. (a)....      40,900        321,065
                                                 ------------

                                        SHARES          VALUE

                                    -------------------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.9%)
ASE Test Ltd. (a).................     213,400   $  1,173,700
Cypress Semiconductor Corp. (a)...      27,800        333,600
Fairchild Semiconductor
 International, Inc. Class A
 (a)..............................      26,500        338,935
Taiwan Semiconductor Manufacturing
 Co. Ltd. ADR (a)(m)..............      36,300        365,904
                                                 ------------
                                                    2,212,139
                                                 ------------
SOFTWARE (1.1%)
Microsoft Corp. ..................      40,000      1,024,400
Quest Software, Inc. (a)..........      82,700        984,130
Siebel Systems, Inc. (a)..........      27,000        257,580
VERITAS Software Corp. (a)........      12,100        346,907
                                                 ------------
                                                    2,613,017
                                                 ------------
SPECIALTY RETAIL (0.1%)
Limited Brands....................      17,300        268,150
                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%)(b)
AT&T Wireless Services, Inc.
 (a)..............................      14,481        118,889
                                                 ------------
Total Common Stocks
 (Cost $36,961,011)...............                 37,042,459
                                                 ------------

SHORT-TERM INVESTMENTS (4.0%)
                                    PRINCIPAL
                                      AMOUNT
                                    ----------
COMMERCIAL PAPER (0.2%)
UBS Finance Delaware LLC
 1.31%, due 7/1/03................  $  465,000        465,000
                                                 ------------
Total Commercial Paper
 (Cost $465,000)..................                    465,000
                                                 ------------

                                      SHARES
                                    ----------
INVESTMENT COMPANY (3.8%)
Merrill Lynch Premier
 Institutional Fund...............   9,175,911      9,175,911
                                                 ------------
Total Investment Company
 (Cost $9,175,911)................                  9,175,911
                                                 ------------
Total Short-Term Investments
 (Cost $9,640,911)................                  9,640,911
                                                 ------------
Total Investments
 (Cost $242,252,722) (o)..........       100.6%   245,845,923(p)
Liabilities in Excess of
 Cash and Other Assets............        (0.6)    (1,521,958)
                                    ----------   ------------
Net Assets........................       100.0%  $244,323,965
                                    ==========   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CONVERTIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

------------

(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) May be sold to institutional investors only.
(d) Floating rate. Rate shown is the rate in effect at June 30, 2003.
(e) LYON-Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(f) Issuer in default.
(g) Equity Units-each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $100.00 by November 16, 2004.
(h) PIES Units (Premium Income Equity Security Units)-each unit reflects a Senior note plus 1 purchase contract to acquire shares of common stock at $50.00 by November 16, 2004.
(i) PEPS Units (Premium Equity Participating Security Units)-each unit reflects a Trust Preferred Security plus 1 purchase contract to acquire shares of common stock at $25.00 by May 18, 2004.
(j) ZONES-Zero-premium Option Note Exchangeable Security.
(k) Equity Units-each unit reflects 1 share of a preferred security of Boise Cascade Trust I plus 1 purchase contract to acquire shares of common stock at a price based on the average trading price by December 16, 2004.
(l) Fair valued security.
(m) ADR-American Depositary Receipt.
(n) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(o) The cost for federal income tax purposes is $243,407,558.
(p) At June 30, 2003 net unrealized appreciation was $2,438,365, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $10,137,383 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $7,699,018.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CONVERTIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $242,252,722).........   $245,845,923
Cash.....................................            448
Receivables:
  Investment securities sold.............      2,238,343
  Dividends and interest.................        635,665
  Fund shares sold.......................        208,128
                                            ------------
        Total assets.....................    248,928,507
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........      4,391,519
  Adviser................................         71,653
  Administrator..........................         39,807
  Fund shares redeemed...................          6,494
  Custodian..............................          4,790
  NYLIFE Distributors....................             75
Accrued expenses.........................         90,204
                                            ------------
        Total liabilities................      4,604,542
                                            ------------
Net assets...............................   $244,323,965
                                            ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class..........................   $    245,815
  Service Class..........................          1,269
Additional paid-in capital...............    278,157,621
Accumulated undistributed net
  investment income......................      2,961,792
Accumulated net realized loss
  on investments.........................    (40,635,733)
Net unrealized appreciation
  on investments.........................      3,593,201
                                            ------------
Net assets...............................   $244,323,965
                                            ============
Initial Class
  Net assets applicable to outstanding
    shares...............................   $243,068,898
                                            ============
  Shares of capital stock outstanding....     24,581,492
                                            ============
  Net asset value per share
    outstanding..........................   $       9.89
                                            ============
Service Class
  Net assets applicable to outstanding
    shares...............................   $  1,255,067
                                            ============
  Shares of capital stock outstanding....        126,944
                                            ============
  Net asset value per share
    outstanding..........................   $       9.89
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $  2,079,240
  Dividends (a)..........................      1,675,769
                                            ------------
        Total income.....................      3,755,009
                                            ------------
Expenses:
  Advisory...............................        390,289
  Administration.........................        216,827
  Shareholder communication..............         54,030
  Professional...........................         35,679
  Custodian..............................         13,898
  Directors..............................          6,079
  Portfolio pricing......................          5,943
  Service................................             75
  Miscellaneous..........................          8,121
                                            ------------
        Total expenses...................        730,941
                                            ------------
Net investment income....................      3,024,068
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized loss on investments.........     (1,914,933)
Net change in unrealized depreciation on
  investments............................     18,896,834
                                            ------------
Net realized and unrealized gain on
  investments............................     16,981,901
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 20,005,969
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $1,046.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CONVERTIBLE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003 (Unaudited) and the year ended December 31, 2002

                                                                  2003           2002
                                                              ---------------------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income......................................  $  3,024,068   $  6,038,409
 Net realized loss on investments, written option and
   foreign currency transactions............................    (1,914,933)   (15,677,031)
 Net change in unrealized depreciation on investments and
   foreign currency transactions............................    18,896,834     (7,870,584)
                                                              ------------   ------------
 Net increase (decrease) in net assets resulting from
   operations...............................................    20,005,969    (17,509,206)
                                                              ------------   ------------
Dividends to shareholders:
 From net investment income:
   Initial Class............................................      (160,231)    (5,857,037)
                                                              ------------   ------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................    28,748,900     44,006,635
   Service Class............................................     1,264,508             --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends:
   Initial Class............................................       160,231      5,857,037
                                                              ------------   ------------
                                                                30,173,639     49,863,672
 Cost of shares redeemed:
   Initial Class............................................    (9,958,826)   (24,798,470)
                                                              ------------   ------------
 Increase in net assets derived from capital share
   transactions.............................................    20,214,813     25,065,202
                                                              ------------   ------------
Net increase in net assets..................................    40,060,551      1,698,959
NET ASSETS:
Beginning of period.........................................   204,263,414    202,564,455
                                                              ------------   ------------
End of period...............................................  $244,323,965   $204,263,414
                                                              ============   ============
Accumulated undistributed net investment income at end of
 period.....................................................  $  2,961,792   $     97,955
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                           INITIAL CLASS
                                           -----------------------------------------------------------------------------

                                           SIX MONTHS
                                             ENDED
                                            JUNE 30,                          YEAR ENDED DECEMBER 31
                                             2003*           2002         2001           2000         1999        1998
                                           ------------------------------------------------------------------------------
Net asset value at beginning of period....  $   9.04       $  10.11     $  10.71       $  12.68     $  10.33    $  10.76
                                            --------       --------     --------       --------     --------    --------
Net investment income.....................      0.12           0.28         0.36(d)        0.42         0.49        0.51
Net realized and unrealized gain (loss) on
 investments..............................      0.74          (1.08)       (0.58)(d)      (1.00)        3.81       (0.02)
                                            --------       --------     --------       --------     --------    --------
Total from investment operations..........      0.86          (0.80)       (0.22)         (0.58)        4.30        0.49
                                            --------       --------     --------       --------     --------    --------
Less dividends and distributions:
 From net investment income...............     (0.01)         (0.27)       (0.38)         (0.42)       (0.49)      (0.52)
 From net realized gain on investments....        --             --           --          (0.97)       (1.46)      (0.40)
                                            --------       --------     --------       --------     --------    --------
Total dividends and distributions.........     (0.01)         (0.27)       (0.38)         (1.39)       (1.95)      (0.92)
                                            --------       --------     --------       --------     --------    --------
Net asset value at end of period..........  $   9.89       $   9.04     $  10.11       $  10.71     $  12.68    $  10.33
                                            ========       ========     ========       ========     ========    ========
Total investment return...................      9.46%(b)      (7.91%)      (2.18%)        (5.02%)      41.98%       4.49%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income....................      2.79%+         2.97%        3.86%(d)       4.25%        4.52%       5.19%
 Expenses.................................      0.67%+         0.67%        0.67%          0.66%        0.71%       0.72%
Portfolio turnover rate...................        50%            95%         171%           183%         264%        209%
Net assets at end of period (in 000's)....  $243,069       $204,263     $202,564       $168,085     $ 94,834    $ 57,711

                                            SERVICE CLASS
                                            -------------
                                               JUNE 5,
                                               2003(a)
                                               THROUGH
                                              JUNE 30,
                                                2003*
                                            -------------
Net asset value at beginning of period....    $   9.95
                                              --------
Net investment income.....................        0.00(c)
Net realized and unrealized gain (loss) on
 investments..............................       (0.06)
                                              --------
Total from investment operations..........       (0.06)
                                              --------
Less dividends and distributions:
 From net investment income...............          --
 From net realized gain on investments....          --
                                              --------
Total dividends and distributions.........          --
                                              --------
Net asset value at end of period..........    $   9.89
                                              ========
Total investment return...................       (0.62%)(b)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income....................        2.54%+
 Expenses.................................        0.92%+
Portfolio turnover rate...................          50%
Net assets at end of period (in 000's)....    $  1,255

------------

(a)  Commencement of Operations.
(b)  Total return is not annualized.
(c)  Less than one cent per share.
(d) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

        Decrease net investment income......................  $(0.00)(c)
        Increase net realized and unrealized gains and
          losses............................................    0.00(c)
        Decrease ratio of net investment income.............   (0.11%)

 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)


COMMON STOCKS (87.5%)+
                                    SHARES        VALUE
                                  ------------------------
AEROSPACE & DEFENSE (1.5%)
Raytheon Co. ...................     48,200    $  1,582,888
                                               ------------
AUTO COMPONENTS (2.3%)
ArvinMeritor, Inc. .............     59,300       1,196,674
Delphi Corp. ...................    144,300       1,245,309
                                               ------------
                                                  2,441,983
                                               ------------
BANKS (6.6%)
BB&T Corp. .....................     15,900         545,370
Compass Bancshares, Inc. .......     55,170       1,927,088
Hibernia Corp. Class A..........     28,497         517,505
Marshall & Ilsley Corp. ........     19,673         601,600
PNC Financial Services Group,
 Inc. (The).....................      5,600         273,336
SouthTrust Corp. ...............     70,459       1,916,485
Sovereign Bancorp, Inc. ........     82,541       1,291,767
                                               ------------
                                                  7,073,151
                                               ------------
BUILDING PRODUCTS (1.2%)
American Standard Cos., Inc.
 (a)............................     16,900       1,249,417
                                               ------------
CHEMICALS (4.6%)
Air Products & Chemicals,
 Inc. ..........................      9,750         405,600
Arch Chemicals, Inc. ...........     75,100       1,434,410
Crompton Corp. .................    137,700         970,785
IMC Global, Inc. ...............      9,300          62,403
Imperial Chemicals Industries
 PLC ADR (b)....................    169,100       1,403,530
Olin Corp. .....................     38,775         663,053
                                               ------------
                                                  4,939,781
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (3.5%)
Imagistics International, Inc.
 (a)............................      3,936         101,549
Pitney Bowes, Inc. .............     94,800       3,641,268
                                               ------------
                                                  3,742,817
                                               ------------
COMMUNICATIONS EQUIPMENT (0.2%)
Tellabs, Inc. (a)...............     39,200         257,544
                                               ------------

COMPUTERS & PERIPHERALS (0.2%)
Gateway, Inc. (a)...............     47,800         174,470
                                               ------------

CONTAINERS & PACKAGING (3.5%)
Smurfit-Stone Container Corp.
 (a)............................    148,700       1,937,561
Temple-Inland, Inc. ............     40,300       1,729,273
                                               ------------
                                                  3,666,834
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
ALLTEL Corp. ...................     23,900       1,152,458
                                               ------------
ELECTRIC UTILITIES (7.1%)
Constellation Energy Group,
 Inc. ..........................     23,200         795,760
DTE Energy Co. .................     47,700       1,843,128
Entergy Corp. ..................     28,000       1,477,840

                                    SHARES        VALUE
                                   ------------------------
ELECTRIC UTILITIES (Continued)
PG&E Corp. (a)..................     56,494    $  1,194,848
PPL Corp. ......................     52,400       2,253,200
                                               ------------
                                                  7,564,776
                                               ------------
ELECTRICAL EQUIPMENT (0.8%)
Energizer Holdings, Inc. (a)....     27,000         847,800
                                               ------------

ENERGY EQUIPMENT & SERVICES (7.1%)
ENSCO International, Inc. ......     48,000       1,291,200
Pride International, Inc. (a)...     90,000       1,693,800
Rowan Co., Inc. (a).............     90,200       2,020,480
Transocean, Inc. (a)............    115,900       2,546,323
                                               ------------
                                                  7,551,803
                                               ------------
FOOD & DRUG RETAILING (0.8%)
Safeway, Inc. (a)...............     43,900         898,194
                                               ------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Bausch & Lomb, Inc. ............     43,400       1,627,500
                                               ------------

HEALTH CARE PROVIDERS & SERVICES (1.0%)
Apria Healthcare Group, Inc.
 (a)............................     43,400       1,079,792
                                               ------------

HOTELS, RESTAURANTS & LEISURE (2.6%)
Park Place Entertainment Corp.
 (a)............................    145,708       1,324,486
Yum! Brands, Inc. (a)...........     48,500       1,433,660
                                               ------------
                                                  2,758,146
                                               ------------
HOUSEHOLD DURABLES (0.9%)
Fortune Brands, Inc. ...........     17,850         931,770
                                               ------------

HOUSEHOLD PRODUCTS (0.4%)
Clorox Co. (The)................     10,600         452,090
                                               ------------

INSURANCE (2.0%)
Hartford Financial Services
 Group, Inc. (The)..............     43,100       2,170,516
                                               ------------

IT CONSULTING & SERVICES (1.1%)
Computer Sciences Corp. (a).....     30,300       1,155,036
                                               ------------

LEISURE EQUIPMENT & PRODUCTS (1.1%)
Callaway Golf Co. ..............     88,600       1,171,292
                                               ------------

MACHINERY (9.8%)
AGCO Corp. (a)..................    123,100       2,102,548
Cummins, Inc. ..................     78,700       2,824,543
Ingersoll-Rand Co. Class A......      7,700         364,364
Navistar International Corp.
 (a)............................    158,180       5,161,413
                                               ------------
                                                 10,452,868
                                               ------------
MULTILINE RETAIL (0.5%)
Federated Department Stores,
 Inc. ..........................     14,100         519,585
                                               ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)

                                    SHARES        VALUE
                                  ------------------------
OIL & GAS (10.1%)
Burlington Resources, Inc. .....     31,300    $  1,692,391
Kerr-McGee Corp. ...............     41,100       1,841,280
Premcor, Inc. (a)...............     80,400       1,732,620
Sunoco, Inc. ...................     63,500       2,396,490
Unocal Corp. ...................     61,800       1,773,042
Valero Energy Corp. ............     37,800       1,373,274
                                               ------------
                                                 10,809,097
                                               ------------
PAPER & FOREST PRODUCTS (7.2%)
Boise Cascade Corp. ............     87,400       2,088,860
Bowater, Inc. ..................     54,400       2,037,280
MeadWestvaco Corp. .............    142,251       3,513,600
                                               ------------
                                                  7,639,740
                                               ------------
REAL ESTATE (3.2%)
Health Care Property Investors,
 Inc. ..........................     18,700         791,945
Highwoods Properties, Inc. .....     48,200       1,074,860
Mack-Cali Realty Corp. .........     43,860       1,595,627
                                               ------------
                                                  3,462,432
                                               ------------
ROAD & RAIL (3.6%)
Burlington Northern Santa Fe
 Corp. .........................    100,100       2,846,844
CSX Corp. ......................     31,700         953,852
                                               ------------
                                                  3,800,696
                                               ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.7%)
Advanced Micro Devices, Inc.
 (a)............................    118,600         760,226
                                               ------------

SPECIALTY RETAIL (1.3%)
Limited Brands..................     30,800         477,400
Payless ShoeSource, Inc. (a)....     71,900         898,750
                                               ------------
                                                  1,376,150
                                               ------------
Total Common Stock
 (Cost $94,758,501).............                 93,310,852
                                               ------------

                                   PRINCIPAL
                                    AMOUNT         VALUE
                                  -------------------------
COMMERCIAL PAPER (4.9%)
Merrill Lynch & Co., Inc.
 1.05%, due 7/7/03..............  $5,070,000   $  5,069,113
Svenska Handelsbanken AB
 1.08%, due 7/2/03..............    205,000         204,994
                                               ------------
Total Commercial Paper
 (Cost $5,274,107)..............                  5,274,107
                                               ------------

FEDERAL AGENCY (4.5%)
Federal National Mortgage
 Association
 0.77%, due 7/1/03..............  4,750,000       4,750,000
                                               ------------
Total Federal Agency
 (Cost $4,750,000)..............                  4,750,000
                                               ------------
                                    SHARES
                                  ----------
INVESTMENT COMPANY (4.5%)
Merrill Lynch Premier
 Institutional Fund.............  4,826,618       4,826,618
                                               ------------
Total Investment Company
 (Cost $4,826,618)..............                  4,826,618
                                               ------------
Total Short-Term Investments
 (Cost $14,850,725).............                 14,850,725
                                               ------------
Total Investments
 (Cost $109,609,226) (c)........      101.4%    108,161,577(d)
Liabilities in Excess of
 Cash and Other Assets..........       (1.4)     (1,468,307)
                                  ----------   ------------
Net Assets......................      100.0%   $106,693,270
                                  ==========   ============
----------
(a) Non-income producing security.
(b) ADR-American Depositary Receipt.
(c) The cost for federal income tax purposes is
    $109,795,462
(d) At June 30, 2003 net unrealized depreciation was
    $1,633,885, based on cost for federal income tax
    purposes. This consisted of aggregate gross unrealized
    appreciation for all investments on which there was an
    excess of market value over cost of $4,590,077 and
    aggregate gross unrealized depreciation for all
    investments on which there was an excess of cost over
    market value of $6,223,962.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $109,609,226).........   $108,161,577
Cash.....................................          3,830
Receivables:
  Investment securities sold.............     11,799,782
  Fund shares sold.......................        193,462
  Dividends..............................        179,800
                                            ------------
        Total assets.....................    120,338,451
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........     13,523,398
  Manager................................         61,288
  Shareholder communication..............         33,210
  Custodian..............................          3,762
  Fund shares redeemed...................          1,087
  NYLIFE Distributors....................             49
Accrued expenses.........................         22,387
                                            ------------
        Total liabilities................     13,645,181
                                            ------------
Net assets...............................   $106,693,270
                                            ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class..........................   $    118,616
  Service Class..........................            955
Additional paid-in capital...............    113,119,907
Accumulated undistributed net
  investment income......................        591,765
Accumulated net realized loss on
  investments............................     (5,690,324)
Net unrealized depreciation on
  investments............................     (1,447,649)
                                            ------------
Net assets...............................   $106,693,270
                                            ============
Initial Class
  Net assets applicable to outstanding
    shares...............................   $105,841,533
                                            ============
  Shares of capital stock outstanding....     11,861,621
                                            ============
  Net asset value per share
    outstanding..........................   $       8.92
                                            ============
Service Class
  Net assets applicable to outstanding
    shares...............................   $    851,737
                                            ============
  Shares of capital stock outstanding....         95,468
                                            ============
  Net asset value per share
    outstanding..........................   $       8.92
                                            ============


STATEMENT OF OPERATIONS
For the six months ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $    946,604
  Interest...............................         26,318
                                            ------------
        Total income.....................        972,922
                                            ------------
Expenses:
  Manager................................        316,351
  Shareholder communication..............         33,387
  Professional...........................         20,875
  Custodian..............................         12,045
  Directors..............................          3,196
  Portfolio pricing......................          2,848
  Service................................             49
  Miscellaneous..........................          6,961
                                            ------------
        Total expenses...................        395,712
                                            ------------
Net investment income....................        577,210
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........      1,033,558
Net change in unrealized depreciation on
  investments............................      5,208,779
                                            ------------
Net realized and unrealized gain on
  investments............................      6,242,337
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  6,819,547
                                            ============

------------

(a) Dividends recorded net of foreign withholding taxes in the amount of $2,567.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EQUITY INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003 (Unaudited) and the year ended December 31, 2002

                                                                  2003           2002
                                                             -----------------------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income......................................  $    577,210   $    859,033
 Net realized gain (loss) on investments....................     1,033,558     (6,547,488)
 Net change in unrealized depreciation on investments.......     5,208,779     (7,438,567)
                                                              ------------   ------------
 Net increase (decrease) in net assets resulting from
   operations...............................................     6,819,547    (13,127,022)
                                                              ------------   ------------
Dividends to shareholders:
 From net investment income:
   Initial Class............................................            --       (851,845)
                                                              ------------   ------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................    19,903,680     74,957,405
   Service Class............................................       864,844             --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends:
   Initial Class............................................            --        851,845
                                                              ------------   ------------
                                                                20,768,524     75,809,250
 Cost of shares redeemed:
   Initial Class............................................    (5,286,309)    (7,259,641)
   Service Class............................................          (462)            --
                                                              ------------   ------------
 Increase in net assets derived from capital share
   transactions.............................................    15,481,753     68,549,609
                                                              ------------   ------------
Net increase in net assets..................................    22,301,300     54,570,742
NET ASSETS:
Beginning of period.........................................    84,391,970     29,821,228
                                                              ------------   ------------
End of period...............................................  $106,693,270   $ 84,391,970
                                                              ============   ============
Accumulated undistributed net investment income at end of
 period.....................................................  $    591,765   $     14,555
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                        INITIAL CLASS                       SERVICE CLASS
                                                        ----------------------------------------------      --------------
                                                                                            JULY 2,            JUNE 5,
                                                        SIX MONTHS          YEAR            2001(a)            2003(a)
                                                          ENDED            ENDED            THROUGH            THROUGH
                                                         JUNE 30,       DECEMBER 31,      DECEMBER 31,         JUNE 30,
                                                          2003*             2002              2001              2003*
                                                        -----------------------------------------------------------------
Net asset value at beginning of period................   $   8.33         $   9.85          $  10.00           $   9.18
                                                         --------         --------          --------           --------
Net investment income.................................       0.05             0.09              0.05               0.05
Net realized and unrealized gain (loss) on
 investments..........................................       0.54            (1.52)            (0.15)             (0.31)
                                                         --------         --------          --------           --------
Total from investment operations......................       0.59            (1.43)            (0.10)             (0.26)
                                                         --------         --------          --------           --------
Less dividends:
 From net investment income...........................         --            (0.09)            (0.05)                --
                                                         --------         --------          --------           --------
Net asset value at end of period......................   $   8.92         $   8.33          $   9.85           $   8.92
                                                         ========         ========          ========           ========
Total investment return...............................       7.15%(b)       (14.57%)           (1.03%)(b)         (2.77%)(b)
Ratios (to average net assets)/Supplemental Data:
 Net investment income................................       1.28%+           1.39%             1.60%+             1.03%+
 Net expenses.........................................       0.88%+           0.89%             0.89%+             1.13%+
 Expenses (before reimbursement)......................       0.88%+           0.92%             1.29%+             1.13%+
Portfolio turnover rate...............................         17%              46%               21%                17%
Net assets at end of period (in 000's)................   $105,842         $ 84,392          $ 29,821           $    852

------------

(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)


LONG-TERM BONDS (99.9%)+
ASSET-BACKED SECURITIES (4.0%)

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
AUTO LEASES (1.1%)
BMW Vehicle Owner Trust
 Series 2003-A Class A3
 1.94%, due 2/25/07..............  $ 2,440,000   $   2,459,622
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05..............    2,923,790       2,952,355
                                                 -------------
                                                     5,411,977
                                                 -------------
AUTOMOBILES (0.7%)
Harley-Davidson Motorcycle Trust
 Series 2002-1 Class A2
 4.50%, due 1/15/10..............    3,430,000       3,604,138
                                                 -------------

CONSUMER LOANS (0.3%)
Atlantic City Electric
 Transition Funding
 Series 2002-1 Class A4
 5.55%, due 10/20/23.............    1,650,000       1,745,146
                                                 -------------
DIVERSIFIED FINANCIALS (0.5%)
Vanderbilt Mortgage Finance
 Series 1999-B Class 1A4
 6.545%, due 4/7/18..............    2,425,000       2,556,683
                                                 -------------

ELECTRIC UTILITIES (0.7%)
Massachusetts RRB
 Special Purpose Trust
 Series 2001-1 Class A
 6.53%, due 6/1/13...............    2,888,711       3,354,819
                                                 -------------

FINANCIAL SERVICES (0.3%)
Capital One Master Trust
 Series 2001-5 Class A
 5.30%, due 6/15/09..............    1,350,000       1,453,477
                                                 -------------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
Public Service of New Hampshire
 Funding LLC
 Series 2002-1 Class A
 4.58%, due 2/1/08...............    1,728,885       1,834,796
                                                 -------------

Total Asset-Backed Securities
 (Cost $19,054,531)..............                   19,961,036
                                                 -------------
CORPORATE BONDS (2.7%)
BANKS (0.4%)
Bank of America Corp.
 5.125%, due 11/15/14............    1,960,000       2,089,442
                                                 -------------

                                     PRINCIPAL
                                      AMOUNT          VALUE
                                   ---------------------------

DIVERSIFIED FINANCIALS (0.1%)
General Motors Acceptance Corp.
 6.875%, due 8/28/12.............  $   330,000   $     329,226
                                                 -------------

MACHINERY (0.2%)
Attransco, Inc.
 Series 1998
 6.11%, due 10/1/07..............    1,125,000       1,190,025
                                                 -------------

MARINE (1.1%)
Hvide Van Ommeren Tankers LLC
 Series I
 7.54%, due 12/14/23.............    2,528,000       2,645,173
 Series II
 7.54%, due 12/14/23.............    2,529,000       2,646,219
                                                 -------------
                                                     5,291,392
                                                 -------------
MEDIA (0.4%)
Tele-Communications, Inc.
 10.125%, due 4/15/22............    1,395,000       1,979,502
                                                 -------------

REAL ESTATE (0.5%)
HRPT Properties Trust
 6.40%, due 2/15/15..............    2,300,000       2,480,840
                                                 -------------

Total Corporate Bonds
 (Cost $13,001,988)..............                   13,360,427
                                                 -------------

MORTGAGE-BACKED SECURITIES (2.1%)
COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED
MORTGAGE OBLIGATIONS) (2.1%)
Fanniemae Grantor Trust
 Series 2003-T1 Class B
 4.49%, due 11/25/12.............    9,935,000      10,363,059
                                                 -------------

Total Mortgage-Backed Securities
 (Cost $9,935,000)...............                   10,363,059
                                                 -------------

U.S. GOVERNMENT &
FEDERAL AGENCIES (91.1%)
FEDERAL HOME LOAN MORTGAGE
CORPORATION (0.9%)
 6.25%, due 3/5/12 (b)...........    4,100,000       4,515,314
                                                 -------------

FEDERAL HOME LOAN MORTGAGE
 CORPORATION (MORTGAGE PASS-THROUGH
 SECURITIES) (6.9%)
 5.00%, due 6/1/33...............   12,080,000      12,292,342
 5.50%, due 1/1/33 (c)...........   21,529,585      22,241,483
                                                 -------------
                                                    34,533,825
                                                 -------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

U.S. GOVERNMENT &
FEDERAL AGENCIES (CONTINUED)

                                     PRINCIPAL
                                      AMOUNT          VALUE
                                   ---------------------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION (4.1%)
 5.25%, due 3/22/07-4/15/07......  $10,860,000   $  11,705,657
 5.50%, due 5/2/06...............    5,330,000       5,851,674
 6.25%, due 2/1/11...............    2,340,000       2,698,544
                                                 -------------
                                                    20,255,875
                                                 -------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-THROUGH
 SECURITIES) (29.6%)
 4.00%, due 7/17/18 TBA (a)......    8,310,000       8,341,163
 4.50%, due 7/1/18...............   19,443,056      19,866,351
 4.50%, due 8/18/18 TBA (a)......   12,600,000      12,812,625
 5.00%, due 7/17/18-7/14/33 TBA
   (a)...........................   21,710,000      22,334,098
 5.50%, due 12/1/16-11/1/17
 (c).............................   21,040,955      21,858,171
 6.00%, due 12/1/16-2/1/33 (c)...   32,988,782      34,323,664
 7.00%, due 7/1/32-11/1/32 (c)...   13,475,395      14,191,706
 7.50%, due 1/1/30-8/1/31 (c)....   12,666,688      13,478,365
                                                 -------------
                                                   147,206,143
                                                 -------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-THROUGH
 SECURITIES) (6.4%)
 6.00%, due 8/15/32-10/15/32
 (c).............................   13,232,057      13,880,576
 6.50%, due 7/15/28-7/15/32......   10,989,225      11,542,827
 7.50%, due 2/15/32-3/15/32
 (c).............................    5,873,770       6,246,989
                                                 -------------
                                                    31,670,392
                                                 -------------
OVERSEAS PRIVATE INVESTMENT
 CORPORATION (0.6%)
 Series 1996-494-B
 3.88%, due 8/14/06..............    2,880,000       2,949,491
                                                 -------------
UNITED STATES TREASURY BONDS (15.1%)
 5.375%, due 2/15/31 (b).........   15,545,000      17,504,525
 6.25%, due 8/15/23-5/15/30
 (b).............................   13,200,000      16,315,370
 6.875%, due 8/15/25.............   12,985,000      17,108,750
 7.50%, due 11/15/16 (b).........    7,640,000      10,371,002
 8.75%, due 8/15/20 (b)..........    9,000,000      13,782,303
                                                 -------------
                                                    75,081,950
                                                 -------------
UNITED STATES TREASURY NOTES (27.5%)
 3.00%, due 2/15/08 (b)..........   29,660,000      30,520,822
 3.375%, due 1/15/07 (b)(d)......    4,225,000       5,382,328
 3.625%, due 5/15/13 (b).........    2,453,000       2,472,163
 4.375%, due 5/15/07.............   33,850,000      36,774,843
 4.625%, due 5/15/06 (b).........    5,240,000       5,680,281

                                      PRINCIPAL
                                       AMOUNT         VALUE
                                   ---------------------------
UNITED STATES TREASURY NOTES (Continued)
 4.875%, due 2/15/12.............  $16,080,000   $  17,873,917
 5.75%, due 8/15/10 (b)..........    1,750,000       2,048,389
 6.00%, due 8/15/09 (b)..........   28,935,000      34,130,858
 6.75%, due 5/15/05..............    1,480,000       1,629,908
                                                 -------------
                                                   136,513,509
                                                 -------------

Total U.S. Government &
 Federal Agencies
 (Cost $440,592,581).............                  452,726,499
                                                 -------------

Total Long-Term Bonds
 (Cost $482,584,100).............                  496,411,021
                                                 -------------
SHORT-TERM INVESTMENTS (35.7%)
COMMERCIAL PAPER (17.2%)
Concord Minutemen Capital Co.
 1.4397%, due 7/1/03 (e).........   26,000,000      26,000,000
Hudson-America Realty Protection
 LLC
 1.1670%, due 7/24/03 (e)........    6,912,917       6,912,917
Mica Funding LLC
 1.1665%, due 7/8/03 (e).........    4,698,949       4,698,949
MPF Two Ltd.
 1.4397%, due 7/1/03.............   16,320,000      16,320,000
Neptune Funding Corp.
 1.4701%, due 7/1/03.............   17,915,000      17,915,000
UBS Finance Delaware LLC
 1.31%, due 7/1/03...............   13,505,000      13,505,000
                                                 -------------

Total Commercial Paper
 (Cost $85,351,866)..............                   85,351,866
                                                 -------------
FEDERAL AGENCIES (3.3%)
Federal Home Loan Mortgage
 Corporation (Discount Note)
 1.19%, due 7/1/03...............    3,355,000       3,355,000
Federal National Mortgage
 Association (Discount Note)
 1.00%, due 7/3/03...............   13,035,000      13,034,341
                                                 -------------

Total Federal Agencies
 (Cost $16,389,341)..............                   16,389,341
                                                 -------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                                             SHARES  VALUE
                                   ---------------------------
INVESTMENT COMPANY (0.2%)
AIM Institutional Funds Group
 1.070%, due 7/1/03 (e)..........      445,372   $     445,372
                                                 -------------

Total Investment Company
 (Cost $445,372).................                      445,372
                                                 -------------

                                    PRINCIPAL
                                     AMOUNT
                                   -----------
MASTER NOTE (5.0%)
Bank of America LLC
 1.50%, due 7/1/03 (e)...........  $25,000,000      25,000,000
                                                 -------------

Total Master Note
 (Cost $25,000,000)..............                   25,000,000
                                                 -------------
REPURCHASE AGREEMENTS (10.0%)
Countrywide Securities Corp.
 1.455%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $25,001,014 (e)
 (Collateralized by Various Bonds
 with a Principal Amount of
 $68,881,243 and a
 Market Value of $26,057,783)....   25,000,000      25,000,000
Merrill Lynch Government
 Securities, Inc.
 1.455%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $25,001,014 (e)
 (Collateralized by Various Bonds
 with a Principal Amount of
 $39,935,000 and a
 Market Value of $26,207,344)....   25,000,000      25,000,000
                                                 -------------
Total Repurchase Agreements
 (Cost $50,000,000)..............                   50,000,000
                                                 -------------
Total Short-Term Investments
 (Cost $177,186,579).............                  177,186,579
                                                 -------------
Total Investments
 (Cost $659,770,679) (f).........        135.6%    673,597,600(g)
Liabilities in Excess of
 Cash and Other Assets...........        (35.6)   (176,675,248)
                                   -----------   -------------
Net Assets.......................        100.0%  $ 496,922,352
                                   ===========   =============

------------
(a) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(b) Represents securities out on loan or a portion which is out on loan. (See
    Note 2(J))
(c) Segregated or partially segregated as collateral for TBA.
(d) Treasury Inflation Indexed Security -- Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(e) Represents security or a portion thereof, purchased with cash collateral received for securities on loan.
(f) The cost for federal income tax purposes is $659,830,707.
(g) At June 30, 2003 net unrealized appreciation was $13,766,893, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $14,330,370 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $563,477.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GOVERNMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $659,770,679) --
  including $147,292,238
  securities lending collateral..........   $673,597,600
Cash.....................................          1,769
Deposit with broker for securities
  loaned.................................         15,770
Receivables:
  Investment securities sold.............     35,009,221
  Interest...............................      4,224,502
  Fund shares sold.......................         78,700
                                            ------------
        Total assets.....................    712,927,562
                                            ------------
LIABILITIES:
Securities lending collateral............    147,308,008
Payables:
  Investment securities purchased........     67,746,950
  Fund shares redeemed...................        584,913
  Adviser................................        124,239
  Shareholder communication..............        117,995
  Administrator..........................         82,826
  Custodian..............................          7,085
  NYLIFE Distributors....................            107
Accrued expenses.........................         33,087
                                            ------------
        Total liabilities................    216,005,210
                                            ------------
Net assets...............................   $496,922,352
                                            ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class..........................   $    436,758
  Service Class..........................          1,262
Additional paid-in capital...............    473,109,709
Accumulated undistributed net investment
  income.................................      7,487,196
Accumulated undistributed net realized
  gain on investments....................      2,060,506
Net unrealized appreciation on
  investments............................     13,826,921
                                            ------------
Net assets...............................   $496,922,352
                                            ============
Initial Class............................
  Net assets applicable to outstanding
    shares...............................   $495,491,247
                                            ============
  Shares of capital stock outstanding....     43,675,833
                                            ============
  Net asset value per share
    outstanding..........................   $      11.34
                                            ============
Service Class............................
  Net assets applicable to outstanding
    shares...............................   $  1,431,105
                                            ============
  Shares of capital stock outstanding....        126,167
                                            ============
  Net asset value per share
    outstanding..........................   $      11.34
                                            ============


STATEMENT OF OPERATIONS
For the six months ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $  8,918,721
                                            ------------
Expenses:
  Advisory...............................        714,803
  Administration.........................        476,535
  Shareholder communication..............        116,887
  Professional...........................         51,102
  Custodian..............................         27,293
  Directors..............................         11,915
  Portfolio pricing......................          4,307
  Service................................            107
  Miscellaneous..........................          8,267
                                            ------------
        Total expenses...................      1,411,216
                                            ------------
Net investment income....................      7,507,505
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments.........      5,584,467
Net change in unrealized appreciation on
  investments............................        (29,675)
                                            ------------
Net realized and unrealized gain on
  investments............................      5,554,792
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 13,062,297
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003 (Unaudited) and the year ended December 31, 2002

                                                                  2003           2002
                                                              --------------------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income......................................  $  7,507,505   $ 11,608,328
 Net realized gain on investments...........................     5,584,467      3,739,202
 Net change in unrealized appreciation on investments.......       (29,675)    12,081,416
                                                              ------------   ------------
 Net increase in net assets resulting from operations.......    13,062,297     27,428,946
                                                              ------------   ------------
Dividends to shareholders:
 From net investment income:
   Initial Class............................................      (122,101)   (11,959,057)
                                                              ------------   ------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................    90,172,730    217,582,363
   Service Class............................................     1,441,509             --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends:
   Initial Class............................................       122,101     11,959,057
                                                              ------------   ------------
                                                                91,736,340    229,541,420
 Cost of shares redeemed:
   Initial Class............................................   (40,570,045)   (35,582,297)
                                                              ------------   ------------
 Increase in net assets derived from capital share
   transactions.............................................    51,166,295    193,959,123
                                                              ------------   ------------
Net increase in net assets..................................    64,106,491    209,429,012
NET ASSETS:
Beginning of period.........................................   432,815,861    223,386,849
                                                              ------------   ------------
End of period...............................................  $496,922,352   $432,815,861
                                                              ============   ============
Accumulated undistributed net investment income at end of
 period.....................................................  $  7,487,196   $    101,792
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                       INITIAL CLASS                                SERVICE CLASS
                                          -----------------------------------------------------------------------   -------------
                                                                                                                       JUNE 4,
                                          SIX MONTHS                                                                   2003(a)
                                            ENDED                                                                      THROUGH
                                           JUNE 30,                       YEAR ENDED DECEMBER 31                      JUNE 30,
                                            2003*           2002       2001          2000       1999       1998         2003*
                                          ---------------------------------------------------------------------------------------
Net asset value at beginning of
 period.................................   $  11.05       $  10.35   $  10.11      $   9.56   $  10.27   $   9.83     $  11.44
                                           --------       --------   --------      --------   --------   --------     --------
Net investment income...................       0.17           0.31       0.42(d)       0.62       0.53       0.45         0.17
Net realized and unrealized gain (loss)
 on investments.........................       0.12           0.71       0.25(d)       0.55      (0.71)      0.44        (0.27)
                                           --------       --------   --------      --------   --------   --------     --------
Total from investment operations........       0.29           1.02       0.67          1.17      (0.18)      0.89        (0.10)
                                           --------       --------   --------      --------   --------   --------     --------
Less dividends:
 From net investment income.............      (0.00)(c)      (0.32)     (0.43)        (0.62)     (0.53)     (0.45)          --
                                           --------       --------   --------      --------   --------   --------     --------
Net asset value at end of period........   $  11.34       $  11.05   $  10.35      $  10.11   $   9.56   $  10.27     $  11.34
                                           ========       ========   ========      ========   ========   ========     ========
Total investment return.................       2.72%(b)       9.85%      6.64%        12.22%     (1.74%)     9.00%       (0.70%)(b)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income..................       3.19%+         3.94%      5.01%(d)      6.29%      5.47%      5.50%        2.94%+
 Expenses...............................       0.59%+         0.59%      0.60%         0.60%      0.59%      0.63%        0.84%+
Portfolio turnover rate.................         54%           146%       137%          311%       328%       405%          54%
Net assets at end of period (in
 000's).................................   $495,491       $432,816   $223,387      $130,390   $171,055   $119,021     $  1,431

------------

(a)  Commencement of Operations.
(b)  Total return is not annualized.
(c)  Less than one cent per share.
(d) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

       Decrease net investment income.......................  $(0.04)
       Increase net realized and unrealized gains and
         losses.............................................    0.04
       Decrease ratio of net investment income..............   (0.39%)

 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)


COMMON STOCKS (96.4%)+
                                     SHARES         VALUE
                                   --------------------------
AEROSPACE & DEFENSE (2.0%)
Boeing Co. (The).................      166,500   $  5,714,280
Lockheed Martin Corp. ...........      200,100      9,518,757
                                                 ------------
                                                   15,233,037
                                                 ------------
AIR FREIGHT & LOGISTICS (0.5%)
United Parcel Service, Inc. Class
 B...............................       62,200      3,962,140
                                                 ------------
BANKS (6.7%)
Bank of America Corp. ...........      128,000     10,115,840
Bank One Corp. ..................      306,800     11,406,824
FleetBoston Financial Corp. .....      257,200      7,641,412
PNC Financial Services Group,
 Inc. (The)......................      159,200      7,770,552
U.S. Bancorp.....................      347,000      8,501,500
Wells Fargo & Co. ...............      125,000      6,300,000
                                                 ------------
                                                   51,736,128
                                                 ------------
BEVERAGES (2.5%)
Anheuser-Busch Cos., Inc. .......      156,300      7,979,115
PepsiCo, Inc. ...................      256,500     11,414,250
                                                 ------------
                                                   19,393,365
                                                 ------------
BIOTECHNOLOGY (4.9%)
Amgen, Inc. (a)..................      214,300     14,238,092
Chiron Corp. (a).................      189,100      8,267,452
Genzyme Corp. (General Division)
 (a).............................      256,700     10,730,060
Gilead Sciences, Inc. (a)........       73,800      4,101,804
                                                 ------------
                                                   37,337,408
                                                 ------------
CHEMICALS (2.0%)
E.I. du Pont de Nemours & Co. ...       95,000      3,955,800
Eastman Chemical Co. ............      118,500      3,752,895
PPG Industries, Inc. ............      147,100      7,463,854
                                                 ------------
                                                   15,172,549
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (1.1%)
First Data Corp. ................      210,400      8,718,976
                                                 ------------

COMMUNICATIONS EQUIPMENT (2.0%)
Cisco Systems, Inc. (a)..........      514,200      8,581,998
Nokia Corp. ADR (b)..............      416,800      6,848,024
                                                 ------------
                                                   15,430,022
                                                 ------------
COMPUTERS & PERIPHERALS (2.1%)
Dell Computer Corp. (a)..........      282,200      9,019,112
International Business Machines
 Corp. ..........................       85,800      7,078,500
                                                 ------------
                                                   16,097,612
                                                 ------------
DIVERSIFIED FINANCIALS (8.0%)
American Express Co. ............      280,800     11,740,248
Citigroup, Inc. .................      410,184     17,555,875
Countrywide Financial Corp. .....       41,900      2,914,983
Goldman Sachs Group, Inc.
 (The)...........................       87,500      7,328,125

                                   SHARES           VALUE

                                   --------------------------
DIVERSIFIED FINANCIALS (Continued)
Morgan Stanley...................      159,400   $  6,814,350
SLM Corp. .......................      386,700     15,147,039
                                                 ------------
                                                   61,500,620
                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
SBC Communications, Inc. ........      183,850      4,697,368
Verizon Communications, Inc. ....      233,000      9,191,850
                                                 ------------
                                                   13,889,218
                                                 ------------
ELECTRIC UTILITIES (3.9%)
Consolidated Edison, Inc. .......      191,200      8,275,136
Dominion Resources, Inc. ........       61,300      3,939,751
Exelon Corp. ....................      136,500      8,164,065
Southern Co. (The)...............      301,400      9,391,624
                                                 ------------
                                                   29,770,576
                                                 ------------
ENERGY EQUIPMENT & SERVICES (1.4%)
Baker Hughes, Inc. ..............      223,000      7,486,110
Ensco International, Inc. .......      116,700      3,139,230
                                                 ------------
                                                   10,625,340
                                                 ------------
FOOD PRODUCTS (1.0%)
Kellogg Co. .....................      216,900      7,454,853
                                                 ------------

HEALTH CARE EQUIPMENT & SUPPLIES (4.0%)
Boston Scientific Corp. (a)......      288,200     17,609,020
Medtronic, Inc. .................      156,900      7,526,493
Stryker Corp. ...................       83,200      5,771,584
                                                 ------------
                                                   30,907,097
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (3.0%)
Aetna, Inc. .....................       75,800      4,563,160
Anthem, Inc. (a).................      121,700      9,389,155
WellPoint Health Networks, Inc.
 (a).............................      105,000      8,851,500
                                                 ------------
                                                   22,803,815
                                                 ------------
HOTELS, RESTAURANTS & LEISURE (2.3%)
International Game Technology
 (a).............................       88,600      9,066,438
Starwood Hotels & Resorts
 Worldwide, Inc. ................      311,700      8,911,503
                                                 ------------
                                                   17,977,941
                                                 ------------
HOUSEHOLD PRODUCTS (2.7%)
Colgate-Palmolive Co. ...........      170,400      9,874,680
Procter & Gamble Co. (The).......      122,300     10,906,714
                                                 ------------
                                                   20,781,394
                                                 ------------
INDUSTRIAL CONGLOMERATES (4.8%)
3M Co. ..........................      105,400     13,594,492
General Electric Co. ............      589,200     16,898,256
Textron, Inc. ...................      171,700      6,699,734
                                                 ------------
                                                   37,192,482
                                                 ------------

 ------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                   SHARES           VALUE
                                   --------------------------
INSURANCE (4.0%)
ACE, Ltd. .......................      218,200   $  7,482,078
Allstate Corp. (The).............      294,200     10,488,230
American International Group,
 Inc. ...........................      105,000      5,793,900
Travelers Property Casualty Corp.
 Class A.........................      459,200      7,301,280
                                                 ------------
                                                   31,065,488
                                                 ------------
INTERNET & CATALOG RETAIL (0.8%)
eBay, Inc. (a)...................       60,200      6,271,636
                                                 ------------

IT CONSULTING & SERVICES (1.0%)
SunGard Data Systems, Inc. (a)...      295,500      7,656,405
                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (0.4%)
Mattel, Inc. ....................      169,200      3,201,264
                                                 ------------
MACHINERY (2.7%)
Eaton Corp. .....................       87,600      6,886,236
Illinois Tool Works, Inc. .......      125,300      8,251,005
ITT Industries, Inc. ............       86,700      5,675,382
                                                 ------------
                                                   20,812,623
                                                 ------------
MEDIA (6.5%)
AOL Time Warner, Inc. (a)........      549,600      8,843,064
Clear Channel Communications,
 Inc. (a)........................      220,800      9,359,712
Comcast Corp. Class A (a)........      396,500     11,966,370
EchoStar Communications Corp.
 Class A (a).....................      314,000     10,870,680
Viacom, Inc. Class B (a).........      202,600      8,845,516
                                                 ------------
                                                   49,885,342
                                                 ------------
MULTILINE RETAIL (1.5%)
Wal-Mart Stores, Inc. ...........      207,700     11,147,259
                                                 ------------

OIL & GAS (4.5%)
ConocoPhillips...................      163,900      8,981,720
Devon Energy Corp. ..............      144,300      7,705,620
ExxonMobil Corp. ................      225,000      8,079,750
Occidental Petroleum Corp. ......      299,500     10,048,225
                                                 ------------
                                                   34,815,315
                                                 ------------
PAPER & FOREST PRODUCTS (0.3%)
International Paper Co. .........       62,400      2,229,552
                                                 ------------

PHARMACEUTICALS (6.9%)
Abbott Laboratories..............       93,100      4,074,056
Lilly (Eli) & Co. ...............      110,700      7,634,979
Mylan Laboratories, Inc. ........      330,000     11,474,100
Pfizer, Inc. ....................      452,620     15,456,973
Schering-Plough Corp. ...........      288,600      5,367,960
Teva Pharmaceutical Industries
 Ltd. ADR (b)....................      151,300      8,613,509
                                                 ------------
                                                   52,621,577
                                                 ------------

                                   SHARES           VALUE

                                   --------------------------
REAL ESTATE (2.3%)
Equity Office Properties Trust...      242,000   $  6,536,420
Equity Residential...............      278,118      7,217,162
ProLogis.........................      137,600      3,756,480
                                                 ------------
                                                   17,510,062
                                                 ------------
ROAD & RAIL (1.1%)
Union Pacific Corp. .............      150,200      8,714,604
                                                 ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.3%)
Applied Materials, Inc. (a)......      509,500      8,080,670
Intel Corp. .....................      477,500      9,924,360
                                                 ------------
                                                   18,005,030
                                                 ------------
SOFTWARE (2.8%)
Electronic Arts, Inc. (a) .......      108,700      8,042,713
Microsoft Corp. .................      520,500     13,330,005
                                                 ------------
                                                   21,372,718
                                                 ------------
SPECIALTY RETAIL (1.0%)
TJX Cos., Inc. (The).............      404,800      7,626,432
                                                 ------------

TEXTILES, APPAREL & LUXURY GOODS (1.0%)
NIKE, Inc. Class B...............      136,400      7,296,036
                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
Nextel Communications, Inc. Class
 A (a)...........................      270,700      4,894,256
                                                 ------------
Total Common Stocks (Cost
 $695,905,223)...................                 741,110,172
                                                 ------------
SHORT-TERM INVESTMENTS (3.5%)
                                    PRINCIPAL
                                     AMOUNT
                                   -----------
COMMERCIAL PAPER (3.0%)
ANZ (DE), Inc.
 1.22%, due 7/1/03...............  $ 5,000,000      5,000,000
Merck & Co., Inc.
 1.03%, due 7/16/03..............    5,000,000      4,997,854
Schering-Plough Corp.
 1.00%, due 7/7/03...............    3,000,000      2,999,500
UBS Finance Delaware LLC
 1.31%, due 7/1/03...............   10,304,000     10,304,000
                                                 ------------
Total Commercial Paper
 (Cost $23,301,354)..............                  23,301,354
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

SHORT-TERM INVESTMENTS (CONTINUED)

                                      PRINCIPAL
                                       AMOUNT       VALUE
                                   --------------------------
FEDERAL AGENCY (0.5%)
Freddie Mac (Discount Note)
 0.90%, due 9/4/03...............  $ 4,000,000   $  3,993,498
                                                 ------------
Total Federal Agency
 (Cost $3,993,498)...............                   3,993,498
                                                 ------------
Total Short-Term Investments
 (Cost $27,294,852)..............                  27,294,852
                                                 ------------
Total Investments
 (Cost $723,200,075) (c).........         99.9%   768,405,024(d)
Cash and Other Assets,
 Less Liabilities................          0.1        594,792
                                   -----------   ------------
Net Assets.......................        100.0%  $768,999,816
                                   ===========   ============

------------
(a) Non-income producing security.
(b) ADR--American Depositary Receipt.
(c) The cost for federal income tax purposes is $724,063,972.
(d) At June 30, 2003 net unrealized appreciation was $44,341,052, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $76,409,452 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $32,068,400.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $723,200,075)........   $ 768,405,024
Cash....................................          83,358
Receivables:
  Investment securities sold............      10,169,000
  Dividends.............................       1,097,342
  Fund shares sold......................         160,701
                                           -------------
        Total assets....................     779,915,425
                                           -------------
LIABILITIES:
Payables:
  Investment securities purchased.......      10,303,625
  Shareholder communication.............         179,294
  Adviser...............................         159,433
  Administrator.........................         127,547
  Fund shares redeemed..................         108,826
  Custodian.............................           1,795
  NYLIFE Distributors...................              39
Accrued expenses........................          35,050
                                           -------------
        Total liabilities...............      10,915,609
                                           -------------
Net assets..............................   $ 768,999,816
                                           =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class.........................   $     468,889
  Service Class.........................             320
Additional paid-in capital..............     915,272,430
Accumulated undistributed net investment
  income................................       4,093,895
Accumulated net realized loss on
  investments...........................    (196,040,667)
Net unrealized appreciation on
  investments...........................      45,204,949
                                           -------------
Net assets..............................   $ 768,999,816
                                           =============
Initial Class
  Net assets applicable to outstanding
    shares..............................   $ 768,474,778
                                           =============
  Shares of capital stock outstanding...      46,888,911
                                           =============
  Net asset value per share
    outstanding.........................   $       16.39
                                           =============
Service Class
  Net assets applicable to outstanding
    shares..............................   $     525,038
                                           =============
  Shares of capital stock outstanding...          32,040
                                           =============
  Net asset value per share
    outstanding.........................   $       16.39
                                           =============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a).........................   $   5,808,637
  Interest..............................         170,072
                                           -------------
        Total income....................       5,978,709
                                           -------------
Expenses:
  Advisory..............................         897,318
  Administration........................         717,854
  Shareholder communication.............         155,239
  Professional..........................          68,043
  Directors.............................          17,835
  Service...............................              39
  Miscellaneous.........................          28,486
                                           -------------
        Total expenses..................       1,884,814
                                           -------------
Net investment income...................       4,093,895
                                           -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized loss on investments........      (3,690,145)
Net change in unrealized depreciation on
  investments...........................      65,237,191
                                           -------------
Net realized and unrealized gain on
  investments...........................      61,547,046
                                           -------------
Net increase in net assets resulting
  from operations.......................   $  65,640,941
                                           =============
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $61,579.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003 (Unaudited) and the year ended December 31, 2002

                                                                   2003             2002
                                                              -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income......................................  $    4,093,895   $    7,920,580
 Net realized loss on investments...........................      (3,690,145)    (155,774,962)
 Net change in unrealized appreciation (depreciation) on
   investments..............................................      65,237,191     (104,374,143)
                                                              --------------   --------------
 Net increase (decrease) in net assets resulting from
   operations...............................................      65,640,941     (252,228,525)
                                                              --------------   --------------
Dividends to shareholders:
 From net investment income:
   Initial Class............................................         (87,019)      (7,833,561)
                                                              --------------   --------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................      17,224,921       57,067,004
   Service Class............................................         531,884               --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends:
   Initial Class............................................          87,019        7,833,561
                                                              --------------   --------------
                                                                  17,843,824       64,900,565
 Cost of shares redeemed:
   Initial Class............................................     (46,084,274)    (132,984,013)
                                                              --------------   --------------
 Decrease in net assets derived from capital share
   transactions.............................................     (28,240,450)     (68,083,448)
                                                              --------------   --------------
Net increase (decrease) in net assets.......................      37,313,472     (328,145,534)
NET ASSETS:
Beginning of period.........................................     731,686,344    1,059,831,878
                                                              --------------   --------------
End of period...............................................  $  768,999,816   $  731,686,344
                                                              ==============   ==============
Accumulated undistributed net investment income at end of
 period.....................................................  $    4,093,895   $       87,019
                                                              ==============   ==============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                 INITIAL CLASS                                      SERVICE CLASS
                               ----------------------------------------------------------------------------------   -------------
                                                                                                                       JUNE 5,
                               SIX MONTHS                                                                              2003(A)
                                 ENDED                                                                                 THROUGH
                                JUNE 30,                             YEAR ENDED DECEMBER 31                           JUNE 30,
                                 2003*            2002          2001          2000          1999          1998          2003*
                               ----------------------------------------------------------------------------------
Net asset value at beginning
 of period...................  $   14.98       $    19.99    $    24.28    $    27.78    $    23.62    $    20.31    $    16.45
                               ----------      ----------    ----------    ----------    ----------    ----------    ----------
Net investment income........       0.09             0.16          0.14          0.15          0.16          0.19          0.01
Net realized and unrealized
 gain (loss) on
 investments.................       1.32            (5.01)        (4.29)        (1.06)         6.89          5.21         (0.07)
                               ----------      ----------    ----------    ----------    ----------    ----------    ----------
Total from investment
 operations..................       1.41            (4.85)        (4.15)        (0.91)         7.05          5.40         (0.06)
                               ----------      ----------    ----------    ----------    ----------    ----------    ----------
Less dividends and
 distributions:
 From net investment
   income....................      (0.00)(b)        (0.16)        (0.14)        (0.15)        (0.16)        (0.19)           --
 From net realized gain on
   investments...............         --               --            --         (2.44)        (2.73)        (1.90)           --
                               ----------      ----------    ----------    ----------    ----------    ----------    ----------
Total dividends and
 distributions...............      (0.00)(b)        (0.16)        (0.14)        (2.59)        (2.89)        (2.09)           --
                               ----------      ----------    ----------    ----------    ----------    ----------    ----------
Net asset value at end of
 period......................  $   16.39       $    14.98    $    19.99    $    24.28    $    27.78    $    23.62    $    16.39
                               ==========      ==========    ==========    ==========    ==========    ==========    ==========
Total investment return......       9.43%(c)       (24.25%)      (17.09%)       (3.34%)       29.96%        26.59%        (0.36%)(c)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income.......       1.14%+           0.89%         0.66%         0.55%         0.63%         0.84%         0.89%+
 Expenses....................       0.53%+           0.51%         0.50%         0.50%         0.49%         0.51%         0.78%+
Portfolio turnover rate......         37%             120%           93%           77%           71%           69%           37%
Net assets at end of period
 (in 000's)..................  $ 768,475       $  731,686    $1,059,832    $1,331,634    $1,312,905    $  996,736    $      525

------------

(a)  Commencement of Operations.
(b)  Less than one cent per share.
(c)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)


LONG-TERM BONDS (85.0%)+
ASSET-BACKED SECURITIES (1.8%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
AIRPLANE LEASES (0.1%)
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 1996-1
 8.97%, due 1/2/15...............  $ 1,245,183   $    671,539
                                                 ------------
ELECTRIC UTILITIES (1.0%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17 (d)...........    8,555,000      9,089,688
                                                 ------------
MEDIA (0.2%)
United Artists Theatre Circuit,
 Inc.
 Pass-Through Certificates
 Series 1995-A
 9.30%, due 7/1/15 (e)...........    1,879,172      1,766,422
                                                 ------------

MULTILINE RETAIL (0.0%)(b)
Kmart Corp.
 Pass-Through Certificates
 Series 1995-K3
 8.54%, due 1/2/15 (f)(g)........      874,299        349,719
                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER (0.5%)
Tiverton/Rumford Power Associates
 Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c)..........    5,545,000      5,018,225
                                                 ------------

Total Asset-Backed Securities
 (Cost $16,858,367)..............                  16,895,593
                                                 ------------

CONVERTIBLE BONDS (6.8%)

COMMUNICATIONS EQUIPMENT (1.9%)
Brocade Communications Systems,
 Inc.
 2.00%, due 1/1/07...............    1,755,000      1,452,263
CIENA Corp.
 3.75%, due 2/1/08...............    4,355,000      3,636,424
Juniper Networks, Inc.
 4.75%, due 3/15/07..............    4,725,000      4,482,844
Nortel Networks Corp.
 4.25%, due 9/1/08...............    6,590,000      5,585,025
Riverstone Networks, Inc.
 3.75%, due 12/1/06 (c)..........    3,235,000      2,588,000
                                                 ------------
                                                   17,744,556
                                                 ------------
DIVERSIFIED FINANCIALS (0.4%)
E*TRADE Group, Inc.
 6.00%, due 2/1/07...............      885,000        862,875
 6.75%, due 5/15/08..............    2,035,000      2,179,994
Providian Financial Corp.
 3.25%, due 8/15/05..............      950,000        872,813
                                                 ------------
                                                    3,915,682
                                                 ------------

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
At Home Corp.
 0.5246%, due 12/28/18 (f)(g)....  $ 1,869,975   $    158,948
 4.75%, due 12/15/06 (f)(g)......    9,032,054      1,309,647
Premiere Technologies, Inc.
 5.75%, due 7/1/04...............    2,095,000      2,021,675
                                                 ------------
                                                    3,490,270
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (0.6%)
Laboratory Corp. of America
 Holdings
 (zero coupon), due 9/11/21......    4,085,000      2,890,138
Province Healthcare Co.
 4.25%, due 10/10/08.............    2,685,000      2,453,419
                                                 ------------
                                                    5,343,557
                                                 ------------
MEDIA (0.3%)
Adelphia Communications Corp.
 6.00%, due 2/15/06 (f)..........    4,455,000        857,587
Cox Communications, Inc.
 0.4259%, due 4/19/20............    3,810,000      1,900,238
                                                 ------------
                                                    2,757,825
                                                 ------------
METALS & MINING (0.0%)(b)
Algoma Steel, Inc.
 1.00%, due 12/31/30 (e)(f)(h)...      833,000        162,435
                                                 ------------

MULTI-UTILITIES & UNREGULATED POWER (0.0%)(b)
Cherokee International LLC
 12.00%, due 11/1/08 (i)(j)(k)...      770,000        308,000
                                                 ------------

PHARMACEUTICALS (0.4%)
ICN Pharmaceuticals, Inc.
 6.50%, due 7/15/08..............    3,475,000      3,457,625
                                                 ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.9%)
Atmel Corp.
 (zero coupon), due 5/23/21......    6,975,000      2,659,219
Infineon Technologies Holding BV
 4.25%, due 2/6/07...............  E 2,300,000      2,294,547
Kulicke & Soffa Industries, Inc.
 4.75%, due 12/15/06.............  $ 2,960,000      2,364,300
LSI Logic Corp.
 4.00%, due 11/1/06..............    7,625,000      7,129,375
PMC-Sierra, Inc.
 3.75%, due 8/15/06..............    1,150,000      1,078,125
Vitesse Semiconductor Corp.
 4.00%, due 3/15/05..............    3,010,000      2,810,587
                                                 ------------
                                                   18,336,153
                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
COLT Telecom Group PLC
 2.00%, due 3/29/06 (c)..........  E 2,075,000      1,977,746
 2.00%, due 12/16/06 (c).........    1,600,000      1,451,514
 2.00%, due 4/3/07 (c)...........    3,280,000      2,937,939

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

CONVERTIBLE BONDS (CONTINUED)

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
WIRELESS TELECOMMUNICATION SERVICES (Continued)
Millicom International Cellular
 S.A.
 2.00%, due 6/1/06 (e)(i)........  $   879,000   $  2,187,611
                                                 ------------
                                                    8,554,810
                                                 ------------
Total Convertible Bonds
 (Cost $61,443,976)..............                  64,070,913
                                                 ------------

CORPORATE BONDS (59.2%)

AEROSPACE & DEFENSE (1.4%)
BE Aerospace, Inc.
 Series B
 8.875%, due 5/1/11..............    2,685,000      2,107,725
K & F Industries, Inc.
 Series B
 9.625%, due 12/15/10............    3,310,000      3,674,100
Sequa Corp.
 Series B
 8.875%, due 4/1/08..............    1,165,000      1,217,425
 8.875%, due 4/1/08 (c)..........    1,110,000      1,159,950
 9.00%, due 8/1/09...............    1,700,000      1,802,000
Vought Aircraft Industries, Inc.
 8.00%, due 7/15/11 (c)..........    3,060,000      3,075,300
                                                 ------------
                                                   13,036,500
                                                 ------------
AIRLINES (1.9%)
AMR Corp.
 9.00%, due 8/1/12...............    2,320,000      1,577,600
Delta Air Lines, Inc.
 Series C
 6.65%, due 3/15/04..............    3,280,000      3,132,400
 8.30%, due 12/15/29.............    5,910,000      4,166,550
 9.25%, due 3/15/22..............    1,000,000        725,000
Northwest Airlines, Inc.
 8.375%, due 3/15/04.............    2,355,000      2,201,925
 8.52%, due 4/7/04...............    2,640,000      2,468,400
 9.875%, due 3/15/07.............    4,680,000      3,697,200
                                                 ------------
                                                   17,969,075
                                                 ------------
AUTO COMPONENTS (0.8%)
Dana Corp.
 7.00%, due 3/1/29...............    2,010,000      1,751,212
Mark IV Industries, Inc.
 7.50%, due 9/1/07...............    6,850,000      5,625,563
Tenneco Automotive, Inc.
 10.25%, due 7/15/13 (c).........      590,000        597,375
                                                 ------------
                                                    7,974,150
                                                 ------------
AUTOMOBILES (0.4%)
General Motors Corp.
 8.375%, due 7/15/33.............    3,765,000      3,697,945
                                                 ------------

BUILDING PRODUCTS (0.3%)
Dayton Superior Corp.
 10.75%, due 9/15/08 (c).........    2,765,000      2,737,350
                                                 ------------

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------

CHEMICALS (1.7%)
Equistar Chemicals, L.P.
 10.125%, due 9/1/08.............  $ 1,755,000   $  1,807,650
 10.625%, due 5/1/11 (c).........    2,430,000      2,490,750
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09 (f).........    1,040,000        312,000
Millennium America, Inc.
 7.625%, due 11/15/26............    3,150,000      2,929,500
Sovereign Specialty Chemicals,
 Inc.
 11.875%, due 3/15/10............    2,127,000      2,031,285
Terra Capital, Inc.
 12.875%, due 10/15/08...........    5,800,000      6,177,000
                                                 ------------
                                                   15,748,185
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.9%)
Alderwoods Group, Inc.
 11.00%, due 1/2/07..............    2,177,700      2,204,921
American Color Graphics, Inc.
 12.75%, due 8/1/05..............    3,145,000      3,152,863
Protection One Alarm Monitoring,
 Inc.
 7.375%, due 8/15/05.............    4,225,000      3,464,500
                                                 ------------
                                                    8,822,284
                                                 ------------
COMMUNICATIONS EQUIPMENT (1.9%)
Avaya, Inc.
 11.125%, due 4/1/09.............    6,165,000      6,750,675
Lucent Technologies, Inc.
 6.45%, due 3/15/29..............    5,770,000      3,952,450
 7.25%, due 7/15/06..............    6,635,000      6,286,663
NorthEast Optic Network, Inc.
 12.75%, due 8/15/08 (f).........    6,845,000        650,275
                                                 ------------
                                                   17,640,063
                                                 ------------
CONSTRUCTION & ENGINEERING (0.6%)
URS Corp.
 11.50%, due 9/15/09.............    4,510,000      4,803,150
 Series B
 12.25%, due 5/1/09..............      880,000        871,200
                                                 ------------
                                                    5,674,350
                                                 ------------
CONTAINERS & PACKAGING (1.2%)
Owens-Brockway Glass Container,
 Inc.
 7.75%, due 5/15/11 (c)..........    2,060,000      2,178,450
 8.25%, due 5/15/13 (c)..........    1,200,000      1,254,000
 8.875%, due 2/15/09.............    5,715,000      6,200,775
Owens-Illinois, Inc.
 7.80%, due 5/15/18..............    2,265,000      2,140,425
                                                 ------------
                                                   11,773,650
                                                 ------------
DIVERSIFIED FINANCIALS (3.2%)
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09.............    5,443,588      5,797,421
Cedar Brakes II LLC
 9.875%, due 9/1/13..............    9,900,550      9,826,296

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
DIVERSIFIED FINANCIALS (Continued)
ESI Tractebel Acquisition Corp.
 Series B
 7.99%, due 12/30/11.............  $ 2,709,000   $  2,712,386
FINOVA Group, Inc. (The)
 7.50%, due 11/15/09.............    5,750,000      2,501,250
Gemstone Investors Ltd.
 7.71%, due 10/31/04 (c).........      700,000        696,500
Interline Brands, Inc.
 11.50%, due 5/15/11 (c).........    3,405,000      3,592,275
IPC Acquisition Corp.
 11.50%, due 12/15/09............    4,805,000      5,093,300
                                                 ------------
                                                   30,219,428
                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.0%)
Qwest Capital Funding, Inc.
 7.75%, due 2/15/31..............      335,000        261,300
Qwest Communications
 International, Inc.
 Series B
 7.50%, due 11/1/08..............    1,970,000      1,822,250
Qwest Corp.
 8.875%, due 3/15/12 (c).........    4,525,000      5,056,687
Qwest Services Corp.
 13.00%, due 12/15/07 (c)........    3,346,000      3,663,870
 13.50%, due 12/15/10 (c)........   11,037,000     12,471,810
 14.00%, due 12/15/14 (c)........      236,000        273,760
U.S. West Communications, Inc.
 5.625%, due 11/15/08............      300,000        288,000
 7.20%, due 11/1/04..............    1,440,000      1,476,000
 7.25%, due 9/15/25..............      920,000        864,800
 8.875%, due 6/1/31..............    2,115,000      2,220,750
                                                 ------------
                                                   28,399,227
                                                 ------------
ELECTRIC UTILITIES (0.6%)
PG&E Corp.
 6.875%, due 7/15/08 (c).........    3,060,000      3,174,750
TECO Energy, Inc.
 7.50%, due 6/15/10..............    2,790,000      2,845,800
                                                 ------------
                                                    6,020,550
                                                 ------------
ELECTRICAL EQUIPMENT (0.8%)
Knowles Electronics Holdings,
 Inc.
 13.125%, due 10/15/09...........    5,510,000      4,959,000
Thomas & Betts Corp.
 6.625%, due 5/7/08..............    2,270,000      2,304,050
                                                 ------------
                                                    7,263,050
                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Fisher Scientific International,
 Inc.
 8.125%, due 5/1/12 (c)..........    4,000,000      4,280,000
                                                 ------------

ENERGY EQUIPMENT & SERVICES (1.2%)
El Paso Production Holding Co.
 7.75%, due 6/1/13 (c)...........    4,030,000      4,019,925

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
ENERGY EQUIPMENT & SERVICES (Continued)
Grant Prideco, Inc.
 Series B
 9.625%, due 12/1/07.............  $ 1,000,000   $  1,105,000
Halliburton Co.
 1.4513%, due 7/16/03 (l)........    2,880,000      2,877,581
 5.625%, due 12/1/08.............    1,380,000      1,458,312
Parker Drilling Co.
 Series D
 9.75%, due 11/15/06.............      500,000        515,000
 Series B
 10.125%, due 11/15/09...........    1,070,000      1,155,600
                                                 ------------
                                                   11,131,418
                                                 ------------
FOOD PRODUCTS (1.0%)
Chiquita Brands International,
 Inc.
 10.56%, due 3/15/09.............    3,192,000      3,463,320
Dole Food Co., Inc.
 8.75%, due 7/15/13..............      995,000      1,067,137
Swift & Co.
 10.125%, due 10/1/09 (c)........    1,750,000      1,820,000
 12.50%, due 1/1/10 (c)..........    2,920,000      3,007,600
                                                 ------------
                                                    9,358,057
                                                 ------------
GAS UTILITIES (0.8%)
El Paso Energy Partners L.P.
 6.95%, due 12/15/07.............    1,005,000        939,675
 7.80%, due 8/1/31...............    1,145,000        964,663
Southern Natural Gas Co.
 7.35%, due 2/15/31..............    1,100,000      1,119,250
Star Gas Partners L.P.
 10.25%, due 2/15/13 (c).........    4,050,000      4,212,000
                                                 ------------
                                                    7,235,588
                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
ALARIS Medical Systems, Inc.
 7.25%, due 7/1/11...............    1,280,000      1,296,000
 9.75%, due 12/1/06..............    3,815,000      3,948,525
dj Orthopedics, LLC
 12.625%, due 6/15/09............    3,384,000      3,654,720
                                                 ------------
                                                    8,899,245
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (3.5%)
AmeriPath, Inc.
 10.50%, due 4/1/13 (c)..........    2,005,000      2,150,363
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95.............   10,270,000      9,724,334
Express Scripts, Inc.
 9.625%, due 6/15/09.............      820,000        889,700
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08 (f).........    3,460,000      2,941,000
Harborside Healthcare Corp.
 (zero coupon), due 8/1/07
 12.00%, beginning 8/1/04
   (e)(j)........................    9,217,000      4,885,010
Manor Care, Inc.
 8.00%, due 3/1/08...............    2,020,000      2,272,500

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

CORPORATE BONDS (CONTINUED)

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
HEALTH CARE PROVIDERS & SERVICES (Continued)
Medaphis Corp.
 Series B
 9.50%, due 2/15/05..............  $ 5,561,000   $  5,672,220
Team Health, Inc.
 Series B
 12.00%, due 3/15/09.............    2,300,000      2,357,500
Tenet Healthcare Corp.
 6.875%, due 11/15/31............    2,225,000      1,958,000
                                                 ------------
                                                   32,850,627
                                                 ------------
HOTELS, RESTAURANTS & LEISURE (3.2%)
Bally Total Fitness Holding Corp.
 Series D
 9.875%, due 10/15/07............    2,960,000      2,701,000
El Comandante Capital Corp.
 11.75%, due 12/15/03 (e)(f).....      891,000        446,614
FRI-MRD Corp.
 12.00%, due 1/31/05
   (e)(i)(j)(k)..................    4,374,629      2,449,792
Hilton Hotels Corp.
 7.625%, due 5/15/08.............    2,707,000      2,910,025
 8.25%, due 2/15/11..............      540,000        604,800
Jacobs Entertainment Co.
 11.875%, due 2/1/09.............    1,765,000      1,877,519
Park Place Entertainment Corp.
 8.875%, due 9/15/08.............    3,000,000      3,307,500
President Casinos, Inc.
 12.00%, due 9/15/03
   (c)(e)(f)(k)..................      895,000        626,500
 13.00%, due 9/15/03 (e)(f)(k)...    1,752,000        832,200
Six Flags, Inc.
 9.75%, due 4/15/13 (c)..........       50,000         49,500
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15............    4,300,000      4,445,125
Vail Resorts, Inc.
 8.75%, due 5/15/09..............    3,515,000      3,673,175
Venetian Casino Resort LLC
 11.00%, due 6/15/10.............    4,035,000      4,549,463
Wheeling Island Gaming, Inc.
 10.125%, due 12/15/09...........    1,250,000      1,257,812
Worldspan L.P.
 9.625%, due 6/15/11 (c).........      980,000      1,009,400
                                                 ------------
                                                   30,740,425
                                                 ------------
HOUSEHOLD DURABLES (0.1%)
Foamex L.P.
 10.75%, due 4/1/09..............      655,000        524,000
                                                 ------------

INSURANCE (0.6%)
Crum & Forster Holding Corp.
 10.375%, due 6/15/13 (c)........    4,200,000      4,252,500
Lumbermens Mutual Casualty
 8.45%, due 12/1/97 (c)(f).......      555,000         61,050
 9.15%, due 7/1/26 (c)(f)........   12,235,000      1,345,850
                                                 ------------
                                                    5,659,400
                                                 ------------

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
INTERNET SOFTWARE & SERVICES (0.2%)
Globix Corp.
 11.00%, due 5/1/08 (c)(e)(i)....  $ 2,254,994   $  1,691,246
                                                 ------------

IT CONSULTING & SERVICES (0.4%)
Unisys Corp.
 7.25%, due 1/15/05..............      705,000        734,081
 8.125%, due 6/1/06..............    2,525,000      2,701,750
                                                 ------------
                                                    3,435,831
                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (0.3%)
Phoenix Color Corp.
 10.375%, due 2/1/09.............    3,065,000      2,911,750
                                                 ------------

MACHINERY (0.0%)(b)
Thermadyne Holdings Corp.
 12.50%, due 6/1/08 (f)(g).......   11,110,000            444
                                                 ------------

MEDIA (7.0%)
@Entertainment, Inc.
 Series B
 (zero coupon), due 7/15/08
 14.50%, beginning 7/15/03
   (e)(f)........................    7,500,000      2,025,000
Adelphia Communications Corp.
 Series B
 9.25%, due 10/1/04 (f)..........      390,000        237,900
 9.375%, due 11/15/09 (f)........    2,265,000      1,449,600
 10.25%, due 11/1/06 (f).........    3,285,000      2,003,850
 10.25%, due 6/15/11 (f).........    6,425,000      4,112,000
American Color Graphics, Inc.
 10.00%, due 6/15/10 (c).........    2,950,000      2,935,250
Comcast Cable Communications,
 Inc.
 6.20%, due 11/15/08.............    1,935,000      2,178,934
 8.125%, due 5/1/04..............      470,000        493,232
Continental Cablevision, Inc.
 8.875%, due 9/15/05.............    3,345,000      3,792,782
Dex Media East LLC
 9.875%, due 11/15/09............    1,570,000      1,750,550
 12.125%, due 11/15/12...........    1,890,000      2,234,925
FrontierVision Holdings, L.P.
 11.00%, due 10/15/06 (f)........    5,475,000      5,447,625
 11.875%, due 9/15/07 (f)........    2,750,000      2,200,000
 Series B
 11.875%, due 9/15/07 (f)........    1,650,000      1,320,000
Garden State Newspapers, Inc.
 8.625%, due 7/1/11..............      805,000        839,212
 Series B
 8.75%, due 10/1/09..............    1,535,000      1,584,887
General Media, Inc.
 15.00%, due 3/29/04
   (e)(f)(m1)....................        1,627      1,059,584
Hollinger Participation Trust
 12.125%, due 11/15/10 (c)(i)....    3,576,848      4,015,012
Houghton Mifflin Co.
 8.25%, due 2/1/11 (c)...........    2,025,000      2,136,375
 9.875%, due 2/1/13 (c)..........    1,990,000      2,159,150

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
MEDIA (Continued)
Jones Intercable, Inc.
 8.875%, due 4/1/07..............  $ 3,040,000   $  3,211,593
Key3Media Group, Inc.
 11.25%, due 6/15/11 (f).........    2,800,000         28,000
Paxson Communications Corp.
 (zero coupon), due 1/15/09
 12.25%, beginning 1/15/06.......   11,000,000      9,185,000
Radio Unica Corp.
 11.75%, due 8/1/06 (f)..........    4,758,000      3,199,755
Time Warner Entertainment Co.
 7.25%, due 9/1/08...............      775,000        914,097
Vertis, Inc.
 9.75%, due 4/1/09 (c)...........    3,880,000      4,035,200
Ziff Davis Media, Inc.
 Series B
 12.00%, due 8/12/09.............    2,275,554      1,137,777
                                                 ------------
                                                   65,687,290
                                                 ------------
METALS & MINING (1.9%)
AK Steel Corp.
 7.75%, due 6/15/12..............    3,510,000      2,913,300
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06.............    2,860,000      2,874,300
Neenah Corp.
 Series B
 11.125%, due 5/1/07 (f).........    3,260,000      1,548,500
 Series D
 11.125%, due 5/1/07 (f).........    1,055,000        501,125
 Series F
 11.125%, due 5/1/07 (f).........    1,175,000        558,125
Ormet Corp.
 11.00%, due 8/15/08 (c)(f)......    2,465,000        838,100
UCAR Finance, Inc.
 10.25%, due 2/15/12.............    4,300,000      4,214,000
United States Steel LLC
 9.75%, due 5/15/10..............      770,000        781,550
 10.75%, due 8/1/08..............    3,980,000      4,179,000
                                                 ------------
                                                   18,408,000
                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER (3.7%)
AES Corp. (The)
 9.00%, due 5/15/15 (c)..........    2,975,000      3,108,875
 10.00%, due 12/15/05 (c)........    3,685,000      3,823,188
Calpine Corp.
 7.625%, due 4/15/06.............    2,220,000      1,925,850
 7.75%, due 4/15/09..............    1,790,000      1,324,600
 8.25%, due 8/15/05..............      300,000        279,000
 8.75%, due 7/15/07..............    1,380,000      1,128,150
Mirant Americas Generation LLC
 7.20%, due 10/1/08..............    4,515,000      2,844,450
 8.50%, due 10/1/21..............    1,940,000      1,115,500
 9.125%, due 5/1/31..............      945,000        543,375
Northwest Pipeline Corp.
 7.125%, due 12/1/25.............    4,180,000      4,117,300


                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
MULTI-UTILITIES & UNREGULATED POWER (Continued)
PG&E National Energy Group, Inc.
 10.375%, due 5/16/11 (f)........  $ 9,995,000   $  5,397,300
Salton Sea Funding Corp.
 Series B
 7.37%, due 5/30/05..............    1,111,938      1,111,938
Westar Energy, Inc.
 6.25%, due 8/15/18..............    4,720,000      4,737,700
 6.875%, due 8/1/04..............      900,000        928,125
 7.125%, due 8/1/09..............      855,000        871,031
 7.875%, due 5/1/07..............    1,205,000      1,346,588
                                                 ------------
                                                   34,602,970
                                                 ------------
OFFICE ELECTRONICS (0.5%)
Xerox Corp.
 5.50%, due 11/15/03.............    2,195,000      2,205,975
 9.75%, due 1/15/09 (c)..........    2,440,000      2,745,000
                                                 ------------
                                                    4,950,975
                                                 ------------
OIL & GAS (4.8%)
ANR Pipeline, Inc.
 8.875%, due 3/15/10 (c).........      735,000        802,988
 9.625%, due 11/1/21.............    2,910,000      3,433,800
Comstock Resources, Inc.
 11.25%, due 5/1/07..............    2,680,000      2,921,200
Continental Resources, Inc.
 10.25%, due 8/1/08..............    3,855,000      3,874,275
Energy Corporation of America
 Series A
 9.50%, due 5/15/07..............    4,200,000      2,940,000
Gulfterra Energy Partners, L.P.
 10.625%, due 12/1/12............    3,705,000      4,279,275
Petro Stopping Centers Holdings,
 L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04........    4,314,000      2,351,130
Plains Exploration & Production
 Co.
 Series B
 8.75%, due 7/1/12...............      580,000        620,600
Tennessee Gas Pipeline Co.
 7.00%, due 3/15/27..............    1,015,000      1,027,688
 7.00%, due 10/15/28.............    4,025,000      3,828,781
 7.50%, due 4/1/17...............    1,820,000      1,870,050
 7.625%, due 4/1/37..............    1,325,000      1,341,562
 8.375%, due 6/15/32.............    1,400,000      1,522,500
Transcontinental Gas Pipeline
 Corp.
 Series B
 7.00%, due 8/15/11..............    2,230,000      2,285,750
 7.25%, due 12/1/26..............    2,915,000      2,871,275
 Series B
 8.875%, due 7/15/12.............    1,075,000      1,214,750
Vintage Petroleum, Inc.
 8.25%, due 5/1/12...............    7,205,000      7,925,500
                                                 ------------
                                                   45,111,124
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

CORPORATE BONDS (CONTINUED)

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
PAPER & FOREST PRODUCTS (2.3%)
Fort James Corp.
 6.625%, due 9/15/04.............  $ 3,545,000   $  3,607,037
Georgia-Pacific Corp.
 7.25%, due 6/1/28...............    3,375,000      2,953,125
 7.375%, due 12/1/25.............    1,310,000      1,152,800
 7.75%, due 11/15/29.............      510,000        461,550
 8.875%, due 2/1/10 (c)..........    3,165,000      3,434,025
 9.375%, due 2/1/13 (c)..........    1,600,000      1,764,000
 9.50%, due 5/15/22..............    2,105,000      2,073,425
 9.625%, due 3/15/22.............    2,345,000      2,321,550
Pope & Talbot, Inc.
 8.375%, due 6/1/13..............    3,740,000      3,609,100
                                                 ------------
                                                   21,376,612
                                                 ------------
PERSONAL PRODUCTS (0.3%)
Herbalife International, Inc.
 11.75%, due 7/15/10.............    2,585,000      2,927,512
                                                 ------------

PHARMACEUTICALS (0.5%)
MedPartners, Inc.
 7.375%, due 10/1/06.............    4,440,000      4,739,700
                                                 ------------

REAL ESTATE (2.8%)
CB Richard Ellis Services, Inc.
 11.25%, due 6/15/11.............    5,290,000      5,673,525
CBRE Escrow, Inc.
 9.75%, due 5/15/10 (c)..........    3,225,000      3,390,281
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07..............    6,920,000      7,058,400
LNR Property Corp.
 Series B
 9.375%, due 3/15/08.............    4,585,000      4,819,981
 10.50%, due 1/15/09.............      475,000        509,438
Omega Healthcare Investors, Inc.
 6.95%, due 8/1/07...............    2,270,000      2,043,000
Senior Housing Properties Trust
 8.625%, due 1/15/12.............    2,750,000      2,928,750
                                                 ------------
                                                   26,423,375
                                                 ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.9%)
Micron Technology, Inc.
 6.50%, due 9/30/05 (c)(e)(j)....    7,000,000      6,720,000
ON Semiconductor Corp.
 12.00%, due 5/15/08.............    1,730,000      1,747,300
                                                 ------------
                                                    8,467,300
                                                 ------------
SOFTWARE (0.3%)
QuadraMed Corp.
 10.00%, due 4/1/08 (c)(n).......    3,055,000      2,657,850
                                                 ------------


                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------

SPECIALTY RETAIL (0.5%)
Gap, Inc. (The)
 6.90%, due 9/15/07..............  $ 1,720,000   $  1,853,300
Rent-Way, Inc.
 11.875%, due 6/15/10 (c)........    3,200,000      3,296,000
                                                 ------------
                                                    5,149,300
                                                 ------------
TOBACCO (0.7%)
Commonwealth Brands, Inc.
 9.75%, due 4/15/08 (c)..........    5,635,000      5,832,225
Standard Commercial Tobacco Co.,
 Inc.
 8.875%, due 8/1/05..............      891,000        908,820
                                                 ------------
                                                    6,741,045
                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (1.7%)
Alamosa (Delaware), Inc.
 12.50%, due 2/1/11..............      790,000        647,800
Alamosa PCS Holdings, Inc.
 (zero coupon), due 2/15/10
 12.875%, beginning 2/15/05......    8,850,000      5,133,000
COLO.COM
 13.875%, due 3/15/10
   (c)(f)(k)(m2).................        3,060        122,400
Loral CyberStar, Inc.
 10.00%, due 7/15/06.............    5,773,000      2,828,770
PageMart Nationwide, Inc.
 15.00%, due 2/1/05
   (e)(f)(g)(k)..................    3,915,000            391
PageMart Wireless, Inc.
 11.25%, due 2/1/08
   (e)(f)(g)(k)..................    5,000,000            500
TSI Telecommunication Services,
 Inc.
 Series B
 12.75%, due 2/1/09..............    5,425,000      5,370,750
US Unwired, Inc.
 Series B
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04......    4,830,000      1,980,300
                                                 ------------
                                                   16,083,911
                                                 ------------
Total Corporate Bonds
 (Cost $564,907,707).............                 559,020,802
                                                 ------------

FOREIGN BONDS (8.8%)
AIR FREIGHT & LOGISTICS (0.0%)(b)
Pegasus Shipping (Hellas) Ltd.
 Promissory Note
 8.30%, due 1/31/04
   (e)(f)(j)(k)..................      126,752             13
                                                 ------------

BROADCASTING & PUBLISHING (0.3%)
Sun Media Corp.
 7.625%, due 2/15/13.............    2,330,000      2,481,450
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
COMMERCIAL SERVICES & SUPPLIES (0.8%)
Quebecor Media, Inc.
 (zero coupon), due 7/15/11
 13.75%, beginning 7/15/06.......  $ 7,850,000   $  6,515,500
 11.125%, due 7/15/11............      955,000      1,093,475
Xerox Capital (Europe) PLC
 5.875%, due 5/15/04.............      190,000        190,950
                                                 ------------
                                                    7,799,925
                                                 ------------
COMMUNICATIONS EQUIPMENT (0.7%)
Marconi Corp. PLC
 8.00%, due 4/30/08..............    1,164,184      1,050,675
 10.00%, due 10/31/08............      790,389        800,269
Nortel Networks Ltd.
 6.125%, due 2/15/06.............    5,420,000      5,257,400
                                                 ------------
                                                    7,108,344
                                                 ------------
CONTAINERS & PACKAGING (1.1%)
Crown Euro Holdings S.A.
 9.50%, due 3/1/11 (c)...........    5,070,000      5,475,600
 10.875%, due 3/1/13 (c).........    4,280,000      4,665,200
                                                 ------------
                                                   10,140,800
                                                 ------------
DIVERSIFIED FINANCIALS (0.1%)
Pacific & Atlantic (Holdings),
 Inc.
 10.50%, due 12/31/07
   (c)(e)(f)(i)..................    3,437,184      1,203,014
                                                 ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
Nextel International, Inc.
 (zero coupon), due 11/1/09
 13.00%, beginning 11/1/04
   (e)(o)........................    4,035,420      3,722,675
                                                 ------------

FOOD PRODUCTS (0.7%)
Burns Philip Capital Property
 Ltd.
 9.50%, due 11/15/10 (c).........    1,545,000      1,622,250
 10.75%, due 2/15/11 (c).........    4,785,000      4,976,400
                                                 ------------
                                                    6,598,650
                                                 ------------
INTERNET & CATALOG RETAIL (0.4%)
Jafra Cosmetics International,
 Inc.
 10.75%, due 5/15/11 (c).........    3,560,000      3,720,200
                                                 ------------

MARINE (0.3%)
Navigator Gas Transport PLC
 10.50%, due 6/30/07 (c)(e)(f)...    7,885,000      2,523,200
                                                 ------------

MEDIA (1.7%)
CanWest Media, Inc.
 10.625%, due 5/15/11............      820,000        934,800
EMI Group PLC
 9.75%, due 5/20/08..............  L 1,360,000      2,331,728
Hollinger, Inc.
 11.875%, due 3/1/11 (c).........  $ 2,870,000      3,185,700
Supercanal Holdings, S.A.
 11.50%, due 5/15/05 (c)(e)(f)...      590,000         23,600
TDL Infomedia Group PLC
 12.125%, due 10/15/09...........  L 2,160,000      4,027,686


                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
MEDIA (Continued)
United Pan-Europe Communications
 N.V., Series B
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04
   (f)...........................  $10,560,000   $  1,504,800
 (zero coupon), due 2/1/10
 13.75%, beginning 2/1/05 (f)....   12,525,000      1,722,187
Vivendi Universal S.A.
 9.25%, due 4/15/10 (c)..........    2,355,000      2,678,812
                                                 ------------
                                                   16,409,313
                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER (0.7%)
Calpine Canada Energy Finance ULC
 8.50%, due 5/1/08...............    7,960,000      6,208,800
                                                 ------------

OIL & GAS (0.3%)
Baytex Energy Ltd.
 10.50%, due 2/15/11.............    2,685,000      3,289,125
                                                 ------------
ROAD & RAIL (0.5%)
Grupo Transportacion Ferroviaria
 Mexicana, S.A. de C.V.
 12.50%, due 6/15/12.............    4,005,000      4,325,400
                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Millicom International Cellular
 S.A.
 11.00%, due 6/1/06 (c)..........    7,753,000      7,675,470
Rogers Wireless Communications,
 Inc.
 9.625%, due 5/1/11..............       60,000         69,000
                                                 ------------
                                                    7,744,470
                                                 ------------
Total Foreign Bonds
 (Cost $94,569,371)..............                  83,275,379
                                                 ------------

LOAN ASSIGNMENTS &
PARTICIPATIONS (2.1%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
GT Group Telecom Services Corp.
 Bank debt, Term Loan A
 6.5625%, due 6/30/08
   (e)(f)(j)(k)(l)...............    3,225,213            323
 Bank debt, Term Loan B
 6.625%, due 6/30/08
   (e)(f)(j)(k)(l)...............    2,304,787            230
Qwest Corp.
 Bank debt, Term Loan B
 6.95%, due 6/30/10 (e)(j)(l)....    4,250,000      4,242,563
Qwest Services Corp.
 Bank debt, Revolver
 4.7263%, due 5/3/05
   (e)(j)(l)(p)..................      117,098        113,877
                                                 ------------
                                                    4,356,993
                                                 ------------
MACHINERY (0.4%)
Thermadyne Holdings Corp.
 Bank debt, Term Loan
 6.23%, due 3/31/08 (e)(j)(l)....    3,896,265      3,837,821
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

LOAN ASSIGNMENTS &
PARTICIPATIONS (CONTINUED)

                                   PRINCIPAL
                                   AMOUNT           VALUE
                                   --------------------------
MEDIA (0.1%)
Ziff Davis Media, Inc.
 Bank debt, Term Loan
 6.04%, due 3/31/07 (e)(j)(l)....  $ 1,602,143   $  1,393,865
                                                 ------------

MULTI-UTILITIES & UNREGULATED POWER (1.1%)
Pacific Gas & Electric Co.
 Bank debt, Revolver
 8.375%, due 12/30/06
   (e)(j)(l).....................    9,875,000      9,981,976
                                                 ------------

Total Loan Assignments &
 Participations
 (Cost $21,757,273)..............                  19,570,655
                                                 ------------

MORTGAGE-BACKED SECURITIES (0.2%)
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (0.2%)
Commercial Trust I
 Series 1993-KA Class A2
 7.63%, due 12/15/13.............    1,137,084        227,417
Debit Securitized Lease Trust
 Series 1993-K1 Class A1
 6.66%, due 8/15/10..............    1,008,245        514,205
 Series 1994-K1 Class A1
 7.60%, due 8/15/07..............      319,508        166,144
 Series 1994-K1 Class A2
 8.375%, due 8/15/15.............      775,000        341,000
 Series 1994-K1 Class A3
 8.55%, due 8/15/19..............      705,000        331,350
                                                 ------------
Total Mortgage-Backed Securities
 (Cost $2,393,698)...............                   1,580,116
                                                 ------------

MUNICIPAL BONDS (0.4%)
NEW JERSEY (0.3%)
Tobacco Settlement Financing
 Corp.
 6.00%, due 6/1/37...............      340,000        280,048
 6.125%, due 6/1/42..............      825,000        684,065
 6.25%, due 6/1/43...............    2,720,000      2,296,360
                                                 ------------
                                                    3,260,473
                                                 ------------
RHODE ISLAND (0.1%)
Tobacco Settlement Financing
 Corp.
 6.25%, due 6/1/42...............      980,000        822,720
                                                 ------------
Total Municipal Bonds
 (Cost $3,883,737)...............                   4,083,193
                                                 ------------

YANKEE BONDS (5.7%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
CONTAINERS & PACKAGING (0.4%)
Crown Cork & Seal Finance PLC
 7.00%, due 12/15/06.............  $ 4,010,000   $  3,829,550
                                                 ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
Call-Net Enterprises, Inc.
 10.625%, due 12/31/08...........    3,101,171      2,573,972
                                                 ------------

ENERGY EQUIPMENT & SERVICES (0.6%)
Petroleum Geo-Services ASA
 6.25%, due 11/19/03 (f).........    2,970,000      1,856,250
 6.625%, due 3/30/08 (f).........      100,000         62,500
 7.125%, due 3/30/28 (f).........    4,850,000      3,031,250
 7.50%, due 3/31/07 (f)..........      685,000        428,125
 8.15%, due 7/15/29 (f)..........      360,000        225,000
                                                 ------------
                                                    5,603,125
                                                 ------------
INSURANCE (0.4%)
Fairfax Financial Holdings Ltd.
 7.375%, due 4/15/18.............      740,000        647,500
 8.30%, due 4/15/26..............    3,810,000      3,371,850
                                                 ------------
                                                    4,019,350
                                                 ------------
MARINE (0.4%)
Sea Containers Ltd., Series B
 7.875%, due 2/15/08.............    1,060,000        842,700
 10.75%, due 10/15/06............    2,995,000      2,725,450
                                                 ------------
                                                    3,568,150
                                                 ------------
MEDIA (1.6%)
British Sky Broadcasting Group
 PLC
 6.875%, due 2/23/09.............    2,195,000      2,480,350
 7.30%, due 10/15/06.............      715,000        800,800
Cablevision S.A.
 Series 10, Tranche 1
 13.75%, due 4/30/07 (f).........    8,030,000      2,649,900
Rogers Cablesystem, Ltd.
 Series B
 10.00%, due 3/15/05.............    2,210,000      2,397,850
 11.00%, due 12/1/15.............    3,045,000      3,440,850
United Pan-Europe Communications
 N.V., Series B
 (zero coupon), due 8/1/09
 12.50%, beginning 8/1/04 (f)....    6,750,000      1,012,500
 10.875%, due 8/1/09 (f).........    4,645,000        998,675
 11.25%, due 2/1/10 (f)..........    7,135,000      1,534,025
 11.50%, due 2/1/10 (f)..........    1,910,000        410,650
                                                 ------------
                                                   15,725,600
                                                 ------------
METALS & MINING (0.3%)
Algoma Steel, Inc.
 11.00%, due 12/31/09 (e)(f).....    5,063,000      3,290,950
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                                   PRINCIPAL
                                   AMOUNT           VALUE
                                   --------------------------
PAPER & FOREST PRODUCTS (0.9%)
Abitibi-Consolidated, Inc.
 8.85%, due 8/1/30...............  $ 3,000,000   $  3,187,614
Doman Industries Ltd.
 12.00%, due 7/1/04 (f)..........    4,880,000      5,002,000
                                                 ------------
                                                    8,189,614
                                                 ------------
ROAD & RAIL (0.1%)
Grupo Transportacion Ferroviaria
 Mexicana, S.A. de C.V.
 11.75%, due 6/15/09.............      935,000        953,700
                                                 ------------

TRANSPORTATION INFRASTRUCTURE (0.1%)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/04
   (e)(f)(j)(k)..................    1,529,195        698,842
                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
Rogers Cantel, Inc.
 9.75%, due 6/1/16...............    3,205,000      3,717,800
Telesystem International
 Wireless, Inc.
 14.00%, due 12/30/03 (i)........    2,272,302      2,280,823
                                                 ------------
                                                    5,998,623
                                                 ------------
Total Yankee Bonds
 (Cost $66,810,509)..............                  54,451,476
                                                 ------------

Total Long-Term Bonds
 (Cost $832,624,638).............                 802,948,127
                                                 ------------

COMMON STOCKS (3.3%)
                                     SHARES
                                   -----------
COMMERCIAL SERVICES & SUPPLIES (0.0%)(b)
Colorado Prime Corp.
 (a)(e)(j)(k)....................       64,130            641
                                                 ------------

COMMUNICATIONS EQUIPMENT (0.2%)
Marconi Corp. PLC (a)............      161,525      1,639,204
                                                 ------------
CONTAINERS & PACKAGING (0.2%)
Owens-Illinois, Inc. (a).........      130,500      1,796,985
                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
Call-Net Enterprises, Inc. (a)...      149,036        387,494
Call-Net Enterprises, Inc.
 Series B (a)....................       21,976         55,799
ICO Global Communications
 Holdings Ltd. (a)(e)............      393,473        304,942
ICO Global Communications
 Holdings Ltd.
 Class A (a)(e)(j)...............      334,930        338,279
IMPSAT Fiber Networks, Inc.
 (a)(e)..........................       89,404            894
NII Holdings, Inc. (a)(e)........      255,232      9,767,729
                                                 ------------
                                                   10,855,137
                                                 ------------


                                      SHARES         VALUE
                                   --------------------------
ELECTRICAL EQUIPMENT (0.0%)(b)
Morris Material Handling, Inc.
 (a)(e)(j)(k)....................        9,371   $     49,666
                                                 ------------

HEALTH CARE PROVIDERS & SERVICES (0.6%)
Apria Healthcare Group, Inc.
 (a).............................      225,065      5,599,617
                                                 ------------

INTERNET SOFTWARE & SERVICES (0.0%)(b)
Globix Corp. (a)(e)(j)(k)........      236,469        325,145
                                                 ------------

MACHINERY (0.5%)
Joy Global, Inc. (a).............       71,829      1,060,914
Thermadyne Holdings Corp.
 (a)(e)..........................      272,057      3,693,174
                                                 ------------
                                                    4,754,088
                                                 ------------
METALS & MINING (0.4%)
Algoma Steel, Inc. (a)...........      467,022        481,200
Placer Dome, Inc. ...............      233,355      2,863,266
                                                 ------------
                                                    3,344,466
                                                 ------------
PAPER & FOREST PRODUCTS (0.2%)
Abitibi-Consolidated, Inc. (q)...      286,870      1,838,837
                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Minorplanet Systems USA, Inc.
 (a).............................    1,170,019        574,479
                                                 ------------

Total Common Stocks
 (Cost $36,514,335)..............                  30,778,265
                                                 ------------

CONVERTIBLE PREFERRED STOCKS (0.1%)
DIVERSIFIED FINANCIALS (0.0%)(b)
Pacific & Atlantic (Holdings),
 Inc.
 7.50%, Class A (e)(i)(j)(k).....      189,721          1,897
                                                 ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)(b)
NEON Communications, Inc.
 12.00% (e)(i)(j)(k).............       39,998        449,978
                                                 ------------

ENERGY EQUIPMENT & SERVICES (0.1%)
El Paso Energy Capital Trust I
 4.75%...........................       19,227        555,660
                                                 ------------

Total Convertible Preferred
 Stocks
 (Cost $2,686,464)...............                   1,007,535
                                                 ------------

PREFERRED STOCKS (1.6%)
COMMERCIAL SERVICES & SUPPLIES (0.0%)(b)
Colorado Prime Corp.
 (a)(e)(j)(k)....................        1,509        393,836
                                                 ------------

HEALTH CARE PROVIDERS & SERVICES (0.0%)(b)
Bergen Capital Trust I
 7.80%...........................        1,400         35,154
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

PREFERRED STOCKS (CONTINUED)

                                        SHARES        VALUE
                                   --------------------------
MEDIA (0.2%)
Mediaone Financing Trust III
 9.04%...........................       67,100   $  1,687,565
Ziff Davis Media, Inc.
 10.00%, Series E-1 (e)(k).......          674              7
                                                 ------------
                                                    1,687,572
                                                 ------------
REAL ESTATE (1.1%)
Sovereign Real Estate Investment
 Corp.
 12.00%, Class A (c).............        7,155     10,374,750
                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Rural Cellular Corp.
 11.375%, Series B (i)...........        5,006      3,153,623
                                                 ------------

Total Preferred Stocks
 (Cost $17,171,402)..............                  15,644,935
                                                 ------------

WARRANTS (0.1%)
DIVERSIFIED FINANCIALS (0.0%)(b)
ASAT Finance LLC
 Strike Price $18.60
 Expire 11/1/06 (a)(c)(e)........        1,530          2,295
                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)(b)
ICO Global Communications
 Holdings Ltd.
 Strike Price $60.00
 Expire 5/16/06 (a)(e)...........       98,787            988
Loral Space & Communications Ltd.
 Strike Price $23.70
 Expire 12/26/06 (a)(e)..........       56,922            569
NEON Communications, Inc.
 Class A
 Strike Price $0.01
 Expire 12/2/12 (a)(e)(j)(k).....      200,064          2,001
 Redeemable Preferred
 Strike Price $0.01
 Expire 12/2/12 (a)(e)(j)(k).....      240,062          2,401
                                                 ------------
                                                        5,959
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (0.0%)(b)
Harborside Healthcare Corp.
 Class A
 Strike Price $0.01
 Expire 8/1/09 (a)(e)(j).........      259,493          2,595
                                                 ------------

                                        SHARES        VALUE
                                   --------------------------

MEDIA (0.0%)(b)
Ono Finance PLC
 Strike Price $0.01
 Expire 2/15/11 (a)(c)(e)........        7,855   $         79
Ziff Davis Media, Inc.
 Strike Price $0.001
 Expire 7/15/10 (a)(c)...........      123,640          1,236
                                                 ------------
                                                        1,315
                                                 ------------
SOFTWARE (0.1%)
QuadraMed Corp.
 Strike Price $0.01
 Expire 4/1/08 (a)(c)............      486,384        787,942
                                                 ------------

TOBACCO (0.0%)(b)
North Atlantic Trading Co.
 Strike Price $0.01
 Expire 6/15/07 (a)(c)(e)........           74              1
                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%)(b)
Occidente y Caribe Celular, S.A.
 Strike Price $1.00
 Expire 3/15/04 (a)(c)(e)........       10,680            107
Ubiquitel Operating Co.
 Strike Price $22.74
 Expire 4/15/10 (a)(c)(e)........        2,510             25
                                                 ------------
                                                          132
                                                 ------------
Total Warrants
 (Cost $2,105,571)...............                     800,239
                                                 ------------

SHORT-TERM INVESTMENTS (10.5%)
                                    PRINCIPAL
                                     AMOUNT
                                   -----------
COMMERCIAL PAPER (5.2%)
ING U.S. Funding LLC
 1.00%, due 7/10/03..............  $16,000,000     15,996,000
 1.03%, due 7/3/03...............   11,600,000     11,599,368
UBS Finance Delaware LLC
 1.31%, due 7/1/03...............   10,840,000     10,840,000
USAA Capital Corp.
 0.90%, due 7/3/03...............   10,615,000     10,614,469
                                                 ------------

Total Commercial Paper
 (Cost $49,049,837)..............                  49,049,837
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                                     SHARES         VALUE
                                   --------------------------
COMMERCIAL PAPER (Continued)
INVESTMENT COMPANY (4.5%)
Merrill Lynch Premier
 Institutional Fund..............   42,362,646   $ 42,362,646
                                                 ------------

Total Investment Company
 (Cost $42,362,646)..............                  42,362,646
                                                 ------------

                                    PRINCIPAL
                                     AMOUNT
                                   -----------
SHORT-TERM CONVERTIBLE BOND (0.4%)
MERCHANDISING (0.4%)
Koninklijke Ahold N.V.
 3.00%, due 9/30/03..............  E 6,970,000      3,473,154
                                                 ------------

Total Short-Term Convertible Bond
 (Cost $3,184,133)...............                   3,473,154
                                                 ------------

SHORT-TERM LOAN ASSIGNMENTS & PARTICIPATIONS (0.4%)

BUILDING PRODUCTS (0.3%)
Owens Corning, Inc.
 Bank debt, Revolver
 3.62%, due 1/1/04
   (e)(f)(j)(l)..................  $ 4,051,541      3,011,644
                                                 ------------

MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Mirant Corp.
 Bank debt, Revolver
 4.75%, due 7/15/03 (e)(j)(l)....    1,480,000      1,058,200
                                                 ------------

Total Short-Term Loan Assignments &
 Participations
 (Cost $4,121,836)...............                   4,069,844
                                                 ------------

Total Short-Term Investments
 (Cost $98,718,452)..............                  98,955,481
                                                 ------------

Total Investments
 (Cost $989,820,862) (r).........        100.6%   950,134,582(s)
Liabilities in Excess of
 Cash and Other Assets...........         (0.6)    (5,723,868)
                                   -----------   ------------
Net Assets.......................        100.0%  $944,410,714
                                   ===========   ============

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Partially segregated for unfunded loan commitments.
(e)  Illiquid security.
(f)  Issue in default.
(g)  Issuer in bankruptcy.
(h)  Yankee bond.
(i) PIK ("Payment in Kind") -- interest or dividend payment is made with additional securities.
(j)  Restricted security. (See Note 2(I))
(k)  Fair valued security.
(l)  Floating rate. Rate shown is the rate in effect at June 30, 2003.
(m1) 1,627 Units -- Each unit reflects $1,000 principal amount of 15.00% Senior Secured Notes plus 0.1923 shares of Series A preferred stock.
(m2) 3,060 Units -- Each unit reflects $1,000 principal amount of 13.875% Senior Notes plus 1 warrant to acquire 19.9718 shares of common stock at $0.01 per share at a future date.
(n) CIK ("Cash in Kind") -- interest payment is made with cash or additional securities.
(o) Eurobond -- Bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
(p)  Multiple tranche facilities.
(q)  Canadian security.
(r)  The cost for federal income tax purposes is $997,908,706.
(s) At June 30, 2003 net unrealized depreciation was $47,774,124, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $81,835,619 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $129,609,743.
(t)  The following abbreviations are used in the above portfolio:
     E--Euro
     L--Pound Sterling

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $989,820,862)........   $ 950,134,582
Cash denominated in foreign currencies
  (identified cost $1,181)..............           1,187
Cash....................................       1,465,304
Receivables:
  Dividends and interest................      14,558,368
  Investment securities sold............      13,164,735
  Fund shares sold......................       1,697,439
                                           -------------
        Total assets....................     981,021,615
                                           -------------
LIABILITIES:
Payables:
  Investment securities purchased.......      35,811,101
  Adviser...............................         227,661
  Shareholder communication.............         172,214
  Administrator.........................         151,775
  Fund shares redeemed..................         142,745
  Professional..........................          89,729
  Custodian.............................           9,064
  NYLIFE Distributors...................             302
Accrued expenses........................           6,310
                                           -------------
        Total liabilities...............      36,610,901
                                           -------------
Net assets..............................   $ 944,410,714
                                           =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 300 million shares authorized
  Initial Class.........................   $   1,052,880
  Service Class.........................           5,317
Additional paid-in capital..............   1,083,702,378
Accumulated undistributed net investment
  income................................      31,273,648
Accumulated net realized loss on
  investments...........................    (131,685,627)
Accumulated net realized loss on foreign
  currency transactions.................        (267,539)
Net unrealized depreciation on
  investments...........................     (39,686,280)
Net unrealized appreciation on
  translation of other assets and
  liabilities in
  foreign currencies and foreign
  currency forward contracts............          15,937
                                           -------------
Net assets..............................   $ 944,410,714
                                           =============
Initial Class
  Net assets applicable to outstanding
    shares..............................   $ 939,665,858
                                           =============
  Shares of capital stock outstanding...     105,288,025
                                           =============
  Net asset value per share
    outstanding.........................   $        8.92
                                           =============
Service Class
  Net assets applicable to outstanding
    shares..............................   $   4,744,856
                                           =============
  Shares of capital stock outstanding...         531,735
                                           =============
  Net asset value per share
    outstanding.........................   $        8.92
                                           =============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest..............................   $  37,634,507
  Dividends (a).........................       1,105,959
                                           -------------
        Total income....................      38,740,466
                                           -------------
Expenses:
  Advisory..............................       1,195,080
  Administration........................         796,721
  Shareholder communication.............         166,426
  Professional..........................         130,100
  Custodian.............................          37,170
  Directors.............................          18,673
  Portfolio pricing.....................          17,050
  Service...............................             302
  Miscellaneous.........................          11,266
                                           -------------
        Total expenses..................       2,372,788
                                           -------------
Net investment income...................      36,367,678
                                           -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
  Security transactions.................     (40,555,704)
  Foreign currency transactions.........        (267,539)
                                           -------------
Net realized loss on investments and
  foreign currency transactions.........     (40,823,243)
                                           -------------
Net change in unrealized depreciation
  on:
  Security transactions.................     157,803,028
  Translation of other assets and
    liabilities in
    foreign currencies and foreign
    currency forward contracts..........         165,550
                                           -------------
Net unrealized gain on investments and
  foreign currency transactions.........     157,968,578
                                           -------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions..........................     117,145,335
                                           -------------
Net increase in net assets resulting
  from operations.......................   $ 153,513,013
                                           =============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $14,856.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

HIGH YIELD CORPORATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003 (Unaudited) and the year ended December 31, 2002

                                                                  2003            2002
                                                              -----------------------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income......................................  $  36,367,678   $  71,967,885
 Net realized loss on investments and foreign currency
   transactions.............................................    (40,823,243)    (34,068,623)
 Net change in unrealized appreciation (depreciation) on
   investments and foreign currency transactions............    157,968,578     (25,899,116)
                                                              -------------   -------------
 Net increase in net assets resulting from operations.......    153,513,013      12,000,146
                                                              -------------   -------------
Dividends to shareholders:
 From net investment income:
   Initial Class............................................       (935,109)    (72,711,244)
                                                              -------------   -------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................    124,226,165     133,523,722
   Service Class............................................      4,729,206              --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends:
   Initial Class............................................        935,109      72,711,244
                                                              -------------   -------------
                                                                129,890,480     206,234,966
 Cost of shares redeemed:
   Initial Class............................................    (34,557,958)   (133,761,876)
                                                              -------------   -------------
 Increase in net assets derived from capital share
   transactions.............................................     95,332,522      72,473,090
                                                              -------------   -------------
Net increase in net assets..................................    247,910,426      11,761,992
NET ASSETS:
Beginning of period.........................................    696,500,288     684,738,296
                                                              -------------   -------------
End of period...............................................  $ 944,410,714   $ 696,500,288
                                                              =============   =============
Accumulated undistributed net investment income (loss) at
 end of period..............................................  $  31,273,648   $  (4,158,921)
                                                              =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                       INITIAL CLASS                                SERVICE CLASS
                                           ----------------------------------------------------------------------   -------------
                                                                                                                       JUNE 4,
                                           SIX MONTHS                                                                  2003(a)
                                             ENDED                                                                     THROUGH
                                            JUNE 30,                       YEAR ENDED DECEMBER 31                     JUNE 30,
                                             2003*           2002       2001         2000       1999       1998         2003*
                                           -------------------------------------------------------------------------------------
Net asset value at beginning of period....  $   7.39       $   8.09   $   8.72     $  10.69   $  10.92   $  11.73     $   8.69
                                            --------       --------   --------     --------   --------   --------     --------
Net investment income.....................      0.35           0.85       1.05(d)      1.32       1.31       1.08         0.00(b)
Net realized and unrealized gain (loss) on
 investments..............................      1.19          (0.67)     (0.64)(d)    (1.96)      0.07      (0.76)        0.23
Net realized and unrealized gain (loss) on
 foreign currency transactions............     (0.00)(b)      (0.02)      0.01         0.02       0.01      (0.00)(b)      (0.00)(b)
                                            --------       --------   --------     --------   --------   --------     --------
Total from investment operations..........      1.54           0.16       0.42        (0.62)      1.39       0.32         0.23
                                            --------       --------   --------     --------   --------   --------     --------
Less dividends and distributions:
 From net investment income...............     (0.01)         (0.86)     (1.05)       (1.35)     (1.38)     (1.09)          --
 From net realized gain on investments....        --             --         --        (0.00)(b)    (0.24)    (0.04)         --
                                            --------       --------   --------     --------   --------   --------     --------
Total dividends and distributions.........     (0.01)         (0.86)     (1.05)       (1.35)     (1.62)     (1.13)          --
                                            --------       --------   --------     --------   --------   --------     --------
Net asset value at end of period..........  $   8.92       $   7.39   $   8.09     $   8.72   $  10.69   $  10.92     $   8.92
                                            ========       ========   ========     ========   ========   ========     ========
Total investment return...................     20.93%(c)       2.05%      4.91%       (5.87%)    12.84%      2.66%        2.68%(c)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income....................      9.13%+        10.44%     11.61%(d)    12.10%     11.33%      9.93%        8.88%+
 Expenses.................................      0.60%+         0.60%      0.58%        0.60%      0.57%      0.58%        0.85%+
Portfolio turnover rate...................        23%            49%        56%          64%        93%       151%          23%
Net assets at end of period (in 000's)....  $939,666       $696,500   $684,738     $616,807   $684,956   $569,813     $  4,745

------------

(a)  Commencement of Operations.
(b)  Less than one cent per share.
(c)  Total return is not annualized.
(d) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Decrease net investment income..............................  $(0.00)(b)
Increase net realized and unrealized gains and losses.......    0.00(b)
Decrease ratio of net investment income.....................   (0.03%)

 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)


COMMON STOCKS (97.6%)+

                                      SHARES          VALUE
                                  ----------------------------
AEROSPACE & DEFENSE (1.7%)
Boeing Co. (The)................       98,425   $    3,377,946
General Dynamics Corp. .........       23,531        1,705,997
Goodrich Corp. .................       13,641          286,461
Honeywell International,
 Inc. ..........................      100,220        2,690,907
Lockheed Martin Corp. ..........       53,315        2,536,194
Northrop Grumman Corp. .........       21,335        1,840,997
Raytheon Co. ...................       48,371        1,588,504
Rockwell Collins, Inc. .........       21,171          521,442
United Technologies Corp. ......       55,095        3,902,379
                                                --------------
                                                    18,450,827
                                                --------------
AIR FREIGHT & LOGISTICS (1.0%)
FedEx Corp. ....................       34,934        2,166,956
Ryder System, Inc. .............        7,379          189,050
United Parcel Service, Inc.
 Class B........................      131,800        8,395,660
                                                --------------
                                                    10,751,666
                                                --------------
AIRLINES (0.2%)
Delta Air Lines, Inc. ..........       15,177          222,798
Southwest Airlines Co. .........       90,362        1,554,227
                                                --------------
                                                     1,777,025
                                                --------------
AUTO COMPONENTS (0.2%)
Cooper Tire & Rubber Co. .......        9,166          161,230
Dana Corp. .....................       18,733          216,554
Delphi Corp. ...................       65,605          566,171
Goodyear Tire & Rubber Co. (The)
 (a)............................       19,319          101,425
Johnson Controls, Inc. .........       10,428          892,637
Visteon Corp. ..................       16,120          110,744
                                                --------------
                                                     2,048,761
                                                --------------
AUTOMOBILES (0.6%)
Ford Motor Co. .................      214,836        2,361,048
General Motors Corp. ...........       65,628        2,362,608
Harley-Davidson, Inc. ..........       35,477        1,414,113
                                                --------------
                                                     6,137,769
                                                --------------
BANKS (7.2%)
AmSouth Bancorp.................       41,688          910,466
Bank of America Corp. ..........      176,250       13,929,037
Bank of New York Co., Inc.
 (The)..........................       90,762        2,609,407
Bank One Corp. .................      134,445        4,998,665
BB&T Corp. .....................       55,185        1,892,845
Charter One Financial, Inc. ....       26,487          825,865
Comerica, Inc. .................       20,470          951,855
Fifth Third Bancorp.............       67,767        3,885,760
First Tennessee National
 Corp. .........................       14,700          645,477
FleetBoston Financial Corp. ....      122,884        3,650,884
Golden West Financial Corp. ....       17,994        1,439,700
Huntington Bancshares, Inc. ....       26,637          519,954
KeyCorp.........................       49,915        1,261,352
Marshall & Ilsley Corp. ........       26,650          814,957
Mellon Financial Corp. .........       50,528        1,402,152
National City Corp. ............       71,610        2,342,363


                                    SHARES          VALUE
                                  ----------------------------
BANKS (Continued)
North Fork Bancorp, Inc. .......       18,900   $      643,734
Northern Trust Corp. ...........       25,939        1,083,991
PNC Financial Services
 Group, Inc.(The)...............       33,228        1,621,859
Regions Financial Corp. ........       25,982          877,672
SouthTrust Corp. ...............       40,531        1,102,443
SunTrust Banks, Inc. ...........       33,019        1,959,347
Synovus Financial Corp. ........       35,767          768,991
U.S. Bancorp....................      224,706        5,505,297
Union Planters Corp. ...........       23,302          723,061
Wachovia Corp. .................      158,271        6,324,509
Washington Mutual, Inc. ........      108,931        4,498,850
Wells Fargo Co. ................      197,099        9,933,790
Zions Bancorp...................       10,711          542,084
                                                --------------
                                                    77,666,367
                                                --------------
BEVERAGES (2.8%)
Anheuser-Busch Cos., Inc. ......       98,157        5,010,915
Brown-Forman Corp. Class B......        7,087          557,180
Coca-Cola Co. (The) (c).........      289,849       13,451,892
Coca-Cola Enterprises, Inc. ....       52,728          957,013
Coors (Adolph) Co. Class B......        4,219          206,647
Pepsi Bottling Group, Inc.
 (The)..........................       31,810          636,836
PepsiCo, Inc. ..................      202,596        9,015,522
                                                --------------
                                                    29,836,005
                                                --------------
BIOTECHNOLOGY (1.3%)
Amgen, Inc. (a).................      148,229        9,848,335
Biogen, Inc. (a)................       17,493          664,734
Chiron Corp. (a)................       21,886          956,856
Genzyme Corp. (a)...............       25,200        1,053,360
MedImmune, Inc. (a).............       29,515        1,073,460
                                                --------------
                                                    13,596,745
                                                --------------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc.
 (a)............................        8,500          628,405
Crane Co. ......................        7,461          168,843
Masco Corp. ....................       55,666        1,327,634
                                                --------------
                                                     2,124,882
                                                --------------
CHEMICALS (1.4%)
Air Products & Chemicals,
 Inc. ..........................       26,689        1,110,263
Dow Chemical Co. (The)..........      106,922        3,310,305
E.I. du Pont de Nemours &
 Co. ...........................      116,727        4,860,512
Eastman Chemical Co. ...........        9,090          287,880
Ecolab, Inc. ...................       30,514          781,158
Englehard Corp. ................       14,942          370,113
Great Lakes Chemical Corp. .....        6,033          123,073
Hercules, Inc. (a)..............       12,620          124,938
International Flavors &
 Fragrances, Inc. ..............       11,242          358,957
Monsanto Co. ...................       30,694          664,218
PPG Industries, Inc. ...........       19,913        1,010,386
Praxair, Inc. ..................       18,939        1,138,234

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                                    SHARES          VALUE
                                  ----------------------------
CHEMICALS (Continued)
Rohm & Haas Co. ................       25,985   $      806,315
Sigma-Aldrich Corp. ............        8,443          457,442
                                                --------------
                                                    15,403,794
                                                --------------
COMMERCIAL SERVICES & SUPPLIES (1.8%)
Allied Waste Industries, Inc.
 (a)............................       23,361          234,778
Apollo Group, Inc. Class A
 (a)............................       20,400        1,259,904
Automatic Data Processing,
 Inc. ..........................       70,192        2,376,701
Avery Dennison Corp. ...........       12,889          647,028
Block (H&R), Inc. ..............       20,893          903,622
Cendant Corp. (a)...............      120,630        2,209,942
Cintas Corp. ...................       19,963          707,489
Concord EFS, Inc. (a)...........       57,589          847,710
Convergys Corp. (a).............       17,246          275,936
Deluxe Corp. ...................        6,736          301,773
Donnelley (R.R.) & Sons Co. ....       13,325          348,315
Equifax, Inc. ..................       16,717          434,642
First Data Corp. ...............       88,114        3,651,444
Fiserv, Inc. (a)................       22,517          801,830
Paychex, Inc. ..................       44,057        1,291,311
Pitney Bowes, Inc. .............       27,787        1,067,299
Robert Half International, Inc.
 (a)............................       21,627          409,615
Sabre Holdings Corp. ...........       16,701          411,680
Waste Management, Inc. .........       69,710        1,679,314
                                                --------------
                                                    19,860,333
                                                --------------
COMMUNICATIONS EQUIPMENT (2.2%)
ADC Telecommunications, Inc.
 (a)............................       94,448          219,875
Andrew Corp. (a)................       10,071           92,653
Avaya, Inc. (a).................       44,623          288,265
CIENA Corp. (a).................       51,563          267,612
Cisco Systems, Inc. (a).........      825,798       13,782,569
Comverse Technology, Inc. (a)...       22,047          331,366
Corning, Inc. (a)...............      148,925        1,100,556
JDS Uniphase Corp. (a)..........      158,720          557,107
Lucent Technologies, Inc. (a)...      485,072          984,696
Motorola, Inc. .................      269,461        2,541,017
QUALCOMM, Inc. .................       92,413        3,303,765
Scientific-Atlanta, Inc. .......       18,238          434,794
Tellabs, Inc. (a)...............       48,311          317,403
                                                --------------
                                                    24,221,678
                                                --------------
COMPUTERS & PERIPHERALS (3.8%)
Apple Computer, Inc. (a)........       42,363          809,981
Dell Computer Corp. (a).........      302,557        9,669,722
EMC Corp. (a)...................      257,627        2,697,355
Gateway, Inc. (a)...............       39,253          143,273
Hewlett-Packard Co. ............      358,100        7,627,530
International Business Machines
 Corp. .........................      203,606       16,797,495
Lexmark International, Inc.
 (a)............................       14,748        1,043,716
NCR Corp. (a)...................       11,737          300,702


                                    SHARES          VALUE
                                  ----------------------------
COMPUTERS & PERIPHERALS (Continued)
Network Appliance, Inc. (a).....       39,891   $      646,633
Sun Microsystems, Inc. (a)......      375,114        1,725,524
                                                --------------
                                                    41,461,931
                                                --------------
CONSTRUCTION & ENGINEERING (0.0%)(b)
Fluor Corp. ....................        9,437          317,461
McDermott International, Inc.
 (a)............................        7,440           47,095
                                                --------------
                                                       364,556
                                                --------------
CONSTRUCTION MATERIALS (0.0%)(b)
Vulcan Materials Co. ...........       12,424          460,558
                                                --------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp. .....................        6,666          303,370
Bemis Co., Inc. ................        6,177          289,083
Pactiv Corp. (a)................       18,556          365,739
Sealed Air Corp. (a)............        9,808          467,449
Temple-Inland, Inc. ............        6,325          271,406
                                                --------------
                                                     1,697,047
                                                --------------
DIVERSIFIED FINANCIALS (7.8%)
American Express Co. ...........      152,577        6,379,244
Bear Stearns Cos., Inc. (The)...       11,655          844,055
Capital One Financial Corp. ....       27,082        1,331,893
Charles Schwab Corp. (The)......      157,369        1,587,853
Citigroup, Inc. ................      605,702       25,924,046
Countrywide Financial Corp. ....       15,390        1,070,682
Fannie Mae......................      115,326        7,777,585
Federated Investors, Inc. Class
 B..............................       12,900          353,718
Franklin Resources, Inc. .......       30,250        1,181,868
Freddie Mac.....................       80,822        4,103,333
Goldman Sachs Group, Inc.
 (The)..........................       55,400        4,639,750
Janus Capital Group, Inc. ......       28,010          459,364
JP Morgan Chase & Co. ..........      238,931        8,166,662
Lehman Brothers Holdings,
 Inc. ..........................       28,425        1,889,694
MBNA Corp. .....................      149,562        3,116,872
Merrill Lynch & Co., Inc. ......      108,832        5,080,278
Moody's Corp. ..................       17,758          936,024
Morgan Stanley..................      127,100        5,433,525
Principal Financial Group (The)
 (a)............................       38,550        1,243,238
Providian Financial Corp. (a)...       33,898          313,895
SLM Corp. ......................       17,723          694,210
State Street Corp. .............       38,848        1,530,611
T. Rowe Price Group, Inc. ......       14,360          542,090
                                                --------------
                                                    84,600,490
                                                --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.3%)
ALLTEL Corp. ...................       36,442        1,757,233
AT&T Corp. .....................       92,326        1,777,276
BellSouth Corp. ................      218,316        5,813,755
CenturyTel, Inc. ...............       16,764          584,225
Citizens Communications Co.
 (a)............................       32,272          415,986
Qwest Communications
 International, Inc. (a)........      199,048          951,450
SBC Communications, Inc. .......      389,489        9,951,444

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)

                                    SHARES          VALUE
                                  ----------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (Continued)
Sprint Corp. (FON Group)........      105,026   $    1,512,374
Verizon Communications, Inc. ...      323,522       12,762,943
                                                --------------
                                                    35,526,686
                                                --------------
ELECTRIC UTILITIES (2.3%)
Allegheny Energy, Inc. (a)......       14,928          126,142
Ameren Corp. ...................       18,669          823,303
American Electric Power Co.,
 Inc. ..........................       46,683        1,392,554
CenterPoint Energy, Inc. .......       35,939          292,903
Cinergy Corp. ..................       20,788          764,791
CMS Energy Corp. (a)............       15,914          128,903
Consolidated Edison, Inc. ......       26,149        1,131,729
Constellation Energy Group,
 Inc. ..........................       19,383          664,837
Dominion Resources, Inc. .......       35,986        2,312,820
DTE Energy Co. .................       19,661          759,701
Edison International, Inc.
 (a)............................       38,225          628,037
Entergy Corp. ..................       26,094        1,377,241
Exelon Corp. ...................       37,839        2,263,151
FirstEnergy Corp. ..............       34,900        1,341,905
FPL Group, Inc. ................       21,406        1,430,991
PG&E Corp. (a)..................       47,824        1,011,478
Pinnacle West Capital Corp. ....       10,369          388,319
PPL Corp. ......................       19,267          828,481
Progress Energy, Inc. ..........       27,847        1,222,483
Public Service Enterprise Group,
 Inc. ..........................       26,118        1,103,485
Southern Co. (The)..............       84,608        2,636,385
TECO Energy, Inc. ..............       20,421          244,848
TXU Corp. ......................       37,807          848,767
Xcel Energy, Inc. ..............       46,785          703,646
                                                --------------
                                                    24,426,900
                                                --------------
ELECTRICAL EQUIPMENT (0.4%)
American Power Conversion Corp.
 (a)............................       22,968          358,071
Cooper Industries, Ltd. Class
 A..............................       11,007          454,589
Emerson Electric Co. ...........       49,280        2,518,208
Power-One, Inc. (a).............        8,985           64,243
Rockwell Automation, Inc. ......       21,771          519,021
Thomas & Betts Corp. (a)........        7,069          102,147
                                                --------------
                                                     4,016,279
                                                --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Agilent Technologies, Inc.
 (a)............................       54,871        1,072,728
Jabil Circuit, Inc. (a).........       23,143          511,460
Millipore Corp. (a).............        5,545          246,032
Molex, Inc. ....................       22,593          609,785
PerkinElmer, Inc. ..............       14,827          204,761
Sanmina-SCI Corp. (a)...........       59,790          377,275
Solectron Corp. (a).............       97,359          364,123
Symbol Technologies, Inc. (a)...       26,665          346,912
Tektronix, Inc. (a).............       10,369          223,970


                                    SHARES          VALUE
                                  ----------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (Continued)
Thermo Electron Corp. (a).......       19,138   $      402,281
Waters Corp. (a)................       14,150          412,189
                                                --------------
                                                     4,771,516
                                                --------------
ENERGY EQUIPMENT & SERVICES (0.8%)
Baker Hughes, Inc. .............       39,480        1,325,343
BJ Services Co. (a).............       18,500          691,160
Halliburton Co. ................       51,210        1,177,830
Nabors Industries, Ltd. (a).....       17,000          672,350
Noble Corp. (a).................       15,729          539,505
Rowan Co., Inc. (a).............       10,965          245,616
Schlumberger Ltd. ..............       68,165        3,242,609
Transocean, Inc. (a)............       37,475          823,326
                                                --------------
                                                     8,717,739
                                                --------------
FOOD & DRUG RETAILING (1.0%)
Albertson's, Inc. ..............       43,466          834,547
CVS Corp. ......................       46,061        1,291,090
Kroger Co. (The) (a)............       89,410        1,491,359
Safeway, Inc. (a)...............       51,815        1,060,135
SUPERVALU, Inc. ................       15,677          334,234
SYSCO Corp. ....................       76,558        2,299,802
Walgreen Co. ...................      120,286        3,620,608
Winn-Dixie Stores, Inc. ........       17,913          220,509
                                                --------------
                                                    11,152,284
                                                --------------
FOOD PRODUCTS (1.2%)
Archer-Daniels-Midland Co. .....       75,757          974,993
Campbell Soup Co. ..............       48,164        1,180,018
ConAgra Foods, Inc. ............       62,923        1,484,983
General Mills, Inc. ............       43,150        2,045,741
Heinz (H.J.) Co. ...............       41,304        1,362,206
Hershey Foods Corp. ............       15,467        1,077,431
Kellogg Co. ....................       47,853        1,644,708
McCormick & Co., Inc. ..........       16,400          446,080
Sara Lee Corp. .................       91,803        1,726,814
Wm. Wrigley Jr. Co. ............       26,374        1,483,010
                                                --------------
                                                    13,425,984
                                                --------------
GAS UTILITIES (0.3%)
KeySpan Corp. ..................       18,320          649,444
Kinder Morgan, Inc. ............       14,288          780,839
Nicor, Inc. ....................        5,213          193,455
NiSource, Inc. .................       30,921          587,499
Peoples Energy Corp. ...........        4,470          191,718
Sempra Energy...................       24,207          690,626
                                                --------------
                                                     3,093,581
                                                --------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.9%)
Applera Corp. Applied Biosystems
 Group..........................       24,654          469,166
Bard (C.R.), Inc. ..............        6,058          431,996
Bausch & Lomb, Inc. ............        6,206          232,725
Baxter International, Inc. .....       69,440        1,805,440
Becton, Dickinson & Co. ........       29,844        1,159,439

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                      SHARES         VALUE
                                  ----------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (Continued)
Biomet, Inc. (a)................       30,372   $      870,462
Boston Scientific Corp. (a).....       47,778        2,919,236
Guidant Corp. (a)...............       36,028        1,599,283
Medtronic, Inc. ................      143,049        6,862,060
St. Jude Medical, Inc. (a)......       20,878        1,200,485
Stryker Corp. ..................       23,165        1,606,956
Zimmer Holdings, Inc. (a).......       22,916        1,032,366
                                                --------------
                                                    20,189,614
                                                --------------
HEALTH CARE PROVIDERS & SERVICES (1.7%)
Aetna, Inc. (a).................       17,674        1,063,975
AmerisourceBergen Corp. ........       12,885          893,575
Anthem, Inc. (a)................       16,273        1,255,462
Cardinal Health, Inc. ..........       52,479        3,374,400
CIGNA Corp. ....................       16,375          768,642
HCA, Inc. ......................       60,122        1,926,309
Health Management Associates,
 Inc. ..........................       28,000          516,600
Humana, Inc. (a)................       19,079          288,093
IMS Health, Inc. ...............       28,687          516,079
Manor Care, Inc. (a)............       10,573          264,431
McKesson Corp. .................       34,137        1,220,056
Quest Diagnostics, Inc. (a).....       12,300          784,740
Quintiles Transnational Corp.
 (a)............................       14,279          202,619
Tenet Healthcare Corp. (a)......       54,532          635,298
UnitedHealth Group, Inc. .......       69,174        3,475,993
WellPoint Health Networks, Inc.
 (a)............................       17,452        1,471,204
                                                --------------
                                                    18,657,476
                                                --------------
HOTELS, RESTAURANTS & LEISURE (1.2%)
Carnival Corp. .................       73,639        2,394,004
Darden Restaurants, Inc. .......       20,026          380,093
Harrah's Entertainment, Inc.
 (a)............................       13,064          525,695
Hilton Hotels Corp. ............       44,298          566,567
International Game Technology...        9,930        1,016,137
Marriott International, Inc.
 Class A........................       27,487        1,056,050
McDonald's Corp. ...............      148,631        3,278,800
Starbucks Corp. (a).............       45,350        1,111,982
Starwood Hotels & Resorts
 Worldwide, Inc. ...............       23,445          670,293
Wendy's International, Inc. ....       13,536          392,138
Yum! Brands, Inc. (a)...........       34,664        1,024,668
                                                --------------
                                                    12,416,427
                                                --------------
HOUSEHOLD DURABLES (0.5%)
American Greetings Corp. Class
 A..............................        8,026          157,631
Black & Decker Corp. (The)......        9,328          405,301
Centex Corp. ...................        7,296          567,556
Fortune Brands, Inc. ...........       17,500          913,500
KB Home.........................        5,661          350,869
Leggett & Platt, Inc. ..........       22,965          470,782
Maytag Corp. ...................        9,620          234,920
Newell Rubbermaid, Inc. ........       32,396          907,088
Pulte Homes, Inc. ..............        7,115          438,711


                                       SHARES         VALUE
                                  ----------------------------
HOUSEHOLD DURABLES (Continued)
Snap-on, Inc. ..................        6,771   $      196,562
Stanley Works (The).............       10,361          285,964
Tupperware Corp. ...............        7,086          101,755
Whirlpool Corp. ................        8,014          510,492
                                                --------------
                                                     5,541,131
                                                --------------
HOUSEHOLD PRODUCTS (2.0%)
Clorox Co. (The)................       25,779        1,099,474
Colgate-Palmolive Co. ..........       63,028        3,652,473
Kimberly-Clark Corp. ...........       60,229        3,140,340
Procter & Gamble Co. (The)......      152,366       13,588,000
                                                --------------
                                                    21,480,287
                                                --------------
INDUSTRIAL CONGLOMERATES (4.1%)
3M Co. .........................       45,737        5,899,158
General Electric Co. (c)........    1,175,860       33,723,665
Textron, Inc. ..................       15,967          623,032
Tyco International Ltd. ........      234,197        4,445,059
                                                --------------
                                                    44,690,914
                                                --------------
INSURANCE (4.5%)
ACE, Ltd. ......................       30,800        1,056,132
AFLAC, Inc. ....................       60,477        1,859,668
Allstate Corp. (The)............       82,308        2,934,280
Ambac Financial Group, Inc. ....       12,411          822,229
American International Group,
 Inc. ..........................      306,884       16,933,859
Aon Corp. ......................       36,063          868,397
Chubb Corp. (The)...............       21,825        1,309,500
Cincinnati Financial Corp. .....       18,949          702,818
Hartford Financial Services
 Group, Inc. (The)..............       32,810        1,652,312
Jefferson-Pilot Corp. ..........       16,800          696,528
John Hancock Financial Services,
 Inc. ..........................       33,758        1,037,383
Lincoln National Corp. .........       20,742          739,037
Loews Corp. ....................       21,745        1,028,321
Marsh & McLennan Cos., Inc. ....       62,908        3,212,712
MBIA, Inc. .....................       17,063          831,821
MetLife, Inc. ..................       89,090        2,523,029
MGIC Investment Corp. ..........       11,762          548,580
Progressive Corp. (The).........       25,494        1,863,611
Prudential Financial, Inc.
 (a)............................       64,216        2,160,868
SAFECO Corp. ...................       16,264          573,794
St. Paul Cos., Inc. (The).......       26,516          968,099
Torchmark Corp. ................       13,892          517,477
Travelers Property Casualty
 Corp. Class B..................      117,375        1,851,004
UNUMProvident Corp. ............       33,750          452,588
XL Capital Ltd. Class A.........       15,971        1,325,593
                                                --------------
                                                    48,469,640
                                                --------------
INTERNET & CATALOG RETAIL (0.4%)
eBay, Inc. (a)..................       37,350        3,891,123
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                      SHARES           VALUE
                                  ----------------------------
INTERNET SOFTWARE & SERVICES (0.2%)
Yahoo!, Inc. (a)................       70,985   $    2,325,469
                                                --------------
IT CONSULTING & SERVICES (0.3%)
Computer Sciences Corp. (a).....       21,980          837,878
Electronic Data Systems
 Corp. .........................       55,969        1,200,535
SunGard Data Systems, Inc.
 (a)............................       33,200          860,212
Unisys Corp. (a)................       37,977          466,357
                                                --------------
                                                     3,364,982
                                                --------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp. ................       10,844          271,317
Eastman Kodak Co. ..............       34,274          937,394
Hasbro, Inc. ...................       20,289          354,854
Mattel, Inc. ...................       51,352          971,580
                                                --------------
                                                     2,535,145
                                                --------------
MACHINERY (1.2%)
Caterpillar, Inc. ..............       40,318        2,244,100
Cummins, Inc. ..................        4,884          175,287
Danaher Corp. ..................       17,901        1,218,163
Deere & Co. ....................       28,093        1,283,850
Dover Corp. ....................       23,703          710,142
Eaton Corp. ....................        8,826          693,812
Illinois Tool Works, Inc. ......       35,965        2,368,295
Ingersoll-Rand Co. Class A......       19,856          939,586
ITT Industries, Inc. ...........       10,750          703,695
Navistar International Corp.
 (a)............................        7,622          248,706
PACCAR, Inc. ...................       13,578          917,329
Pall Corp. .....................       14,426          324,585
Parker-Hannifin Corp. ..........       13,835          580,932
                                                --------------
                                                    12,408,482
                                                --------------
MEDIA (4.1%)
AOL Time Warner, Inc. (a).......      529,060        8,512,575
Clear Channel Communications,
 Inc. (a).......................       71,716        3,040,041
Comcast Corp. (a)...............      264,423        7,980,286
Dow Jones & Co., Inc. ..........        9,561          411,410
Gannett Co., Inc. ..............       31,251        2,400,389
Interpublic Group of Cos., Inc.
 (The) (a)......................       45,290          605,980
Knight-Ridder, Inc. ............        9,590          661,039
McGraw-Hill Cos., Inc. (The)....       22,707        1,407,834
Meredith Corp. .................        5,960          262,240
Monster Worldwide, Inc. (a).....       12,967          255,839
New York Times Co. (The) Class
 A..............................       17,733          806,852
Omnicom Group, Inc. ............       21,915        1,571,306
Tribune Co. ....................       36,870        1,780,821
Univision Communications, Inc.
 Class A (a)....................       26,857          816,453
Viacom, Inc. Class B (a)........      206,649        9,022,295
Walt Disney Co. (The)...........      239,646        4,733,008
                                                --------------
                                                    44,268,368
                                                --------------

                                       SHARES          VALUE
                                  ----------------------------
METALS & MINING (0.5%)
Alcoa, Inc. ....................       98,913   $    2,522,281
Allegheny Technologies, Inc. ...       10,303           68,000
Freeport-McMoRan Copper & Gold,
 Inc. Class B (a)...............       16,991          416,280
Newmont Mining Corp. ...........       47,300        1,535,358
Nucor Corp. ....................        9,188          448,834
Phelps Dodge Corp. (a)..........       10,401          398,774
United States Steel Corp. ......       10,944          179,153
Worthington Industries, Inc. ...       10,647          142,670
                                                --------------
                                                     5,711,350
                                                --------------
MULTILINE RETAIL (3.8%)
Big Lots, Inc. (a)..............       13,661          205,461
Costco Wholesale Corp. (a)......       53,339        1,952,207
Dillard's, Inc. Class A.........       10,148          136,694
Dollar General Corp. ...........       39,093          713,838
Family Dollar Stores, Inc. .....       20,141          768,379
Federated Department Stores,
 Inc. (a).......................       22,321          822,529
J.C. Penney Co., Inc. Holding
 Co. ...........................       31,597          532,410
Kohl's Corp. (a)................       39,513        2,030,178
May Department Stores Co.
 (The)..........................       33,789          752,143
Nordstrom, Inc. ................       15,877          309,919
Sears, Roebuck and Co. .........       36,077        1,213,630
Target Corp. ...................      106,598        4,033,668
Wal-Mart Stores, Inc. ..........      515,195       27,650,516
                                                --------------
                                                    41,121,572
                                                --------------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
AES Corp. (The) (a).............       72,104          457,860
Calpine Corp. (a)...............       44,947          296,650
Duke Energy Corp. ..............      104,369        2,082,162
Dynegy, Inc. Class A (a)........       42,505          178,521
El Paso Corp. ..................       69,824          564,178
Mirant Corp. (a)................       48,570          140,853
Williams Cos., Inc. (The).......       60,610          478,819
                                                --------------
                                                     4,199,043
                                                --------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a).................       91,989          974,163
                                                --------------
OIL & GAS (4.9%)
Amerada Hess Corp. .............       10,465          514,669
Anadarko Petroleum Corp. .......       29,143        1,295,989
Apache Corp. ...................       18,739        1,219,159
Ashland, Inc. ..................        8,765          268,910
Burlington Resources, Inc. .....       23,630        1,277,674
ChevronTexaco Corp. ............      125,333        9,049,043
ConocoPhillips..................       79,385        4,350,298
Devon Energy Corp. .............       26,944        1,438,810
EOG Resources, Inc. ............       13,586          568,438
ExxonMobil Corp. ...............      785,819       28,218,760
Kerr-McGee Corp. ...............       11,850          530,880
Marathon Oil Corp. .............       36,666          966,149
Occidental Petroleum Corp. .....       44,127        1,480,461

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                       SHARES          VALUE
                                  ----------------------------
OIL & GAS (Continued)
Sunoco, Inc. ...................        8,985   $      339,094
Unocal Corp. ...................       30,247          867,787
                                                --------------
                                                    52,386,121
                                                --------------
PAPER & FOREST PRODUCTS (0.5%)
Boise Cascade Corp. ............        6,951          166,129
Georgia-Pacific Corp. ..........       29,326          555,728
International Paper Co. ........       56,055        2,002,845
Louisiana-Pacific Corp. (a).....       12,928          140,139
MeadWestvaco Corp. .............       23,457          579,388
Weyerhaeuser Co. ...............       25,599        1,382,346
                                                --------------
                                                     4,826,575
                                                --------------
PERSONAL PRODUCTS (0.5%)
Alberto-Culver Co. Class B......        6,913          353,254
Avon Products, Inc. ............       27,548        1,713,485
Gillette Co. (The)..............      120,167        3,828,521
                                                --------------
                                                     5,895,260
                                                --------------
PHARMACEUTICALS (9.6%)
Abbott Laboratories.............      183,384        8,024,884
Allergan, Inc. .................       15,169        1,169,530
Bristol-Myers Squibb Co. .......      227,271        6,170,408
Forest Laboratories, Inc. (a)...       42,536        2,328,846
Johnson & Johnson...............      349,281       18,057,828
King Pharmaceuticals, Inc.
 (a)............................       29,628          437,309
Lilly (Eli) & Co. ..............      131,790        9,089,556
Merck & Co., Inc. ..............      263,325       15,944,329
Pfizer, Inc. ...................      928,894       31,721,730
Schering-Plough Corp. ..........      171,766        3,194,848
Watson Pharmaceuticals, Inc.
 (a)............................       12,504          504,786
Wyeth...........................      155,524        7,084,118
                                                --------------
                                                   103,728,172
                                                --------------
REAL ESTATE (0.4%)
Apartment Investment &
 Management Co. Class A.........       11,000          380,600
Equity Office Properties
 Trust..........................       47,121        1,272,738
Equity Residential..............       31,800          825,210
Plum Creek Timber Co., Inc. ....       21,700          563,115
Simon Property Group, Inc. .....       21,600          843,048
                                                --------------
                                                     3,884,711
                                                --------------
ROAD & RAIL (0.4%)
Burlington Northern Santa Fe
 Corp. .........................       43,910        1,248,800
CSX Corp. ......................       25,049          753,725
Norfolk Southern Corp. .........       45,664          876,749
Union Pacific Corp. ............       29,755        1,726,385
                                                --------------
                                                     4,605,659
                                                --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (3.2%)
Advanced Micro Devices, Inc.
 (a)............................       40,281          258,201
Altera Corp. (a)................       44,868          735,835
Analog Devices, Inc. (a)........       42,714        1,487,301
Applied Materials, Inc. (a).....      193,250        3,064,945


                                      SHARES           VALUE
                                  ----------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (Continued)
Applied Micro Circuits Corp.
 (a)............................       35,996   $      217,776
Broadcom Corp. Class A (a)......       33,478          833,937
Intel Corp. ....................      768,718       15,977,035
KLA-Tencor Corp. (a)............       22,352        1,039,144
Linear Technology Corp. ........       36,731        1,183,106
LSI Logic Corp. (a).............       43,883          310,692
Maxim Integrated Products,
 Inc. ..........................       37,905        1,295,972
Micron Technology, Inc. (a).....       71,384          830,196
National Semiconductor Corp.
 (a)............................       20,942          412,976
Novellus Systems, Inc. (a)......       17,486          640,355
NVIDIA Corp. (a)................       18,500          425,685
PMC-Sierra, Inc. (a)............       19,977          234,330
QLogic Corp. (a)................       11,048          533,950
Teradyne, Inc. (a)..............       21,525          372,598
Texas Instruments, Inc. ........      203,105        3,574,648
Xilinx, Inc. (a)................       39,587        1,001,947
                                                --------------
                                                    34,430,629
                                                --------------
SOFTWARE (4.6%)
Adobe Systems, Inc. ............       27,107          869,322
Autodesk, Inc. .................       12,976          209,692
BMC Software, Inc. (a)..........       27,343          446,511
Citrix Systems, Inc. (a)........       19,048          387,817
Computer Associates
 International, Inc. ...........       67,471        1,503,254
Compuware Corp. (a).............       44,610          257,400
Electronic Arts, Inc. (a).......       16,761        1,240,146
Intuit, Inc. (a)................       24,126        1,074,331
Mercury Interactive Corp. (a)...        9,771          377,258
Microsoft Corp. (c).............    1,263,136       32,348,913
Novell, Inc. (a)................       40,654          125,214
Oracle Corp. (a)................      618,155        7,430,223
Parametric Technology Corp.
 (a)............................       34,262          104,499
PeopleSoft, Inc. (a)............       36,706          645,659
Siebel Systems, Inc. (a)........       56,811          541,977
Symantec Corp. (a)..............       17,300          758,778
VERITAS Software Corp. (a)......       48,289        1,384,446
                                                --------------
                                                    49,705,440
                                                --------------
SPECIALTY RETAIL (2.3%)
AutoNation, Inc. (a)............       33,096          520,269
AutoZone, Inc. (a)..............       10,417          791,380
Bed Bath & Beyond, Inc. (a).....       34,501        1,338,984
Best Buy Co., Inc. (a)..........       37,787        1,659,605
Circuit City Stores, Inc. ......       25,033          220,290
Gap, Inc. (The).................      103,512        1,941,885
Home Depot, Inc. (The)..........      270,322        8,953,065
Limited Brands..................       61,436          952,258
Lowe's Cos., Inc. ..............       91,569        3,932,889
Office Depot, Inc. (a)..........       35,890          520,764
RadioShack Corp. ...............       19,801          520,964
Sherwin-Williams Co. (The)......       17,710          476,045
Staples, Inc. (a)...............       57,338        1,052,152
Tiffany & Co. ..................       17,002          555,625

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                       SHARES        VALUE
                                  ----------------------------
SPECIALTY RETAIL (Continued)
TJX Cos., Inc. (The)............       61,732   $    1,163,031
Toys "R" Us, Inc. (a)...........       24,059          291,595
                                                --------------
                                                    24,890,801
                                                --------------
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Jones Apparel Group, Inc. (a)...       15,200          444,752
Liz Claiborne, Inc. ............       12,492          440,343
NIKE, Inc. Class B..............       30,960        1,656,050
Reebok International Ltd. (a)...        6,941          233,426
V.F. Corp. .....................       12,768          433,729
                                                --------------
                                                     3,208,300
                                                --------------
TOBACCO (1.1%)
Altria Group, Inc. .............      238,267       10,826,852
R.J. Reynolds Tobacco Holdings,
 Inc. ..........................       10,300          383,263
UST, Inc. ......................       19,664          688,830
                                                --------------
                                                    11,898,945
                                                --------------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
Genuine Parts Co. ..............       20,513          656,621
Grainger (W.W.), Inc. ..........       10,713          500,940
                                                --------------
                                                     1,157,561
                                                --------------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
AT&T Wireless Services, Inc.
 (a)............................      317,172        2,603,982
Nextel Communications, Inc.
 Class A (a)....................      120,277        2,174,608
Sprint Corp. (PCS Group) (a)....      120,307          691,766
                                                --------------
                                                     5,470,356
                                                --------------
Total Common Stocks (Cost
 $1,108,329,950)................                 1,053,925,119(d)
                                                --------------

SHORT-TERM INVESTMENTS (2.3%)
                                   PRINCIPAL
                                  -----------
COMMERCIAL PAPER (0.3%)
Dealers Capital Access Trust
 1.03% due 8/1/03 (c)...........  $ 1,100,000        1,099,024
UBN Delaware, Inc.
 1.05%, due 8/5/03 (c)..........    2,000,000        1,997,958
                                                --------------
Total Commercial Paper (Cost
 $3,096,982)....................                     3,096,982
                                                --------------


                                  PRINCIPAL
                                  AMOUNT        VALUE
                                  ----------------------------
U.S. GOVERNMENT (2.0%)
United States Treasury Bills
 1.10%, due 7/10/03 (c).........  $ 1,100,000   $    1,099,697
 1.15%, due 7/17/03 (c).........   21,200,000       21,190,393
                                                --------------
Total U.S. Government (Cost
 $22,290,090)...................                    22,290,090
                                                --------------
Total Short-Term Investments
 (Cost $25,387,072).............                    25,387,072
                                                --------------
Total Investments (Cost
 $1,133,717,022) (e)............         99.9%   1,079,312,191(f)
Cash and Other Assets, Less
 Liabilities....................          0.1          755,930
                                  -----------   --------------
Net Assets......................        100.0%  $1,080,068,121
                                  ===========   ==============

FUTURES CONTRACTS (-0.0%)(b)
                                   CONTRACT       UNREALIZED
                                     LONG       DEPRECIATION(g)
                                  -----------------------------
Standard & Poor's 500 Index
 September 2003.................           97   $     (229,894)
 Mini September 2003............           37          (13,705)
                                                --------------
Total Futures Contracts
 (Settlement Value
 $25,403,130) (d)...............                $     (243,599)
                                                ==============
---------------------------------------------------------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) Segregated as collateral for futures contracts.
(d) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts
    represents 99.9% of net assets.
(e) The cost for federal income tax purposes is $1,138,408,584.
(f) At June 30, 2003 net unrealized depreciation was
    $59,096,393, based on cost for federal income tax purposes.
    This consisted of aggregate gross unrealized appreciation
    for all investments on which there was an excess of market value over cost of $168,544,875 and aggregate gross
    unrealized depreciation for all investments on which there was an excess of cost over market value of $227,641,268.
(g) Represents the difference between the value of the
    contracts at the time they were opened and the value at
    June 30, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

INDEXED EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $1,133,717,022).....   $1,079,312,191
Cash...................................           90,641
Receivables:
  Dividends and interest...............        1,438,768
  Fund shares sold.....................          575,533
  Investment securities sold...........           99,964
                                          --------------
        Total assets...................    1,081,517,097
                                          --------------
LIABILITIES:
Payables:
  Fund shares redeemed.................          573,163
  Shareholder communication............          276,965
  Variation margin on futures
    contracts..........................          265,233
  Administrator........................          178,998
  Adviser..............................           89,499
  Custodian............................           19,015
  NYLIFE Distributors..................              115
Accrued expenses.......................           45,988
                                          --------------
        Total liabilities..............        1,448,976
                                          --------------
Net assets.............................   $1,080,068,121
                                          ==============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class........................   $      546,375
  Service Class........................            1,023
Additional paid-in capital.............    1,219,202,672
Accumulated undistributed net
  investment income....................        6,911,900
Accumulated net realized loss on
  investments..........................      (91,945,419)
Net unrealized depreciation on
  investments and futures
  transactions.........................      (54,648,430)
                                          --------------
Net assets.............................   $1,080,068,121
                                          ==============
Initial Class
  Net assets applicable to outstanding
    shares.............................   $1,078,050,370
                                          ==============
  Shares of capital stock
    outstanding........................       54,637,487
                                          ==============
  Net asset value per share
    outstanding........................   $        19.73
                                          ==============
Service Class
  Net assets applicable to outstanding
    shares.............................   $    2,017,751
                                          ==============
  Shares of capital stock
    outstanding........................          102,278
                                          ==============
  Net asset value per share
    outstanding........................   $        19.73
                                          ==============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends............................   $    8,772,065
  Interest.............................           57,871
                                          --------------
        Total income...................        8,829,936
                                          --------------
Expenses:
  Administration.......................          981,006
  Advisory.............................          490,503
  Shareholder communication............          248,391
  Professional.........................           90,045
  Custodian............................           58,989
  Directors............................           24,506
  Service..............................              115
  Miscellaneous........................           24,481
                                          --------------
        Total expenses.................        1,918,036
                                          --------------
Net investment income..................        6,911,900
                                          --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain (loss) from:
  Security transactions................      (17,886,310)
  Futures transactions.................          648,045
                                          --------------
Net realized loss on investments.......      (17,238,265)
                                          --------------
Net change in unrealized depreciation
  on:
  Security transactions................      120,438,730
  Futures transactions.................          (19,627)
                                          --------------
Net unrealized gain on investments.....      120,419,103
                                          --------------
Net realized and unrealized gain on
  investments..........................      103,180,838
                                          --------------
Net increase in net assets resulting
  from operations......................   $  110,092,738
                                          ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003 (Unaudited) and the year ended December 31, 2002

                                                                   2003             2002
                                                              --------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income......................................  $    6,911,900   $   14,239,981
 Net realized loss on investments and futures
   transactions.............................................     (17,238,265)     (73,794,666)
 Net change in unrealized appreciation (depreciation) on
   investments and futures transactions.....................     120,419,103     (238,852,892)
                                                              --------------   --------------
 Net increase (decrease) in net assets resulting from
   operations...............................................     110,092,738     (298,407,577)
                                                              --------------   --------------
Dividends and distributions to shareholders:
 From net investment income:
   Initial Class............................................         (68,970)     (14,142,657)
 From net realized gain on investments:
   Initial Class............................................              --       (3,728,362)
                                                              --------------   --------------
   Total dividends and distributions to shareholders........         (68,970)     (17,871,019)
                                                              --------------   --------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................      47,676,709      254,794,424
   Service Class............................................       2,050,216               --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends and distributions:
   Initial Class............................................          68,970       17,871,019
                                                              --------------   --------------
                                                                  49,795,895      272,665,443
 Cost of shares redeemed:
   Initial Class............................................     (57,057,239)    (306,020,919)
   Service Class............................................            (724)              --
                                                              --------------   --------------
 Decrease in net assets derived from capital share
   transactions.............................................      (7,262,068)     (33,355,476)
                                                              --------------   --------------
Net increase (decrease) in net assets.......................     102,761,700     (349,634,072)
NET ASSETS:
Beginning of period.........................................     977,306,421    1,326,940,493
                                                              --------------   --------------
End of period...............................................  $1,080,068,121   $  977,306,421
                                                              ==============   ==============
Accumulated undistributed net investment income at end of
 period.....................................................  $    6,911,900   $       68,970
                                                              ==============   ==============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                   INITIAL CLASS                                    SERVICE CLASS
                                   ------------------------------------------------------------------------------   -------------
                                                                                                                       JUNE 5,
                                   SIX MONTHS                                                                          2003(a)
                                     ENDED                                                                             THROUGH
                                    JUNE 30,                           YEAR ENDED DECEMBER 31                         JUNE 30,
                                     2003*            2002         2001         2000         1999         1998          2003*
                                   -------------------------------------------------------------------------------------------------
Net asset value at beginning of
 period..........................  $   17.68       $    23.14   $    26.88   $    30.50   $    25.89   $    20.58     $  19.95
                                   ----------      ----------   ----------   ----------   ----------   ----------     --------
Net investment income............       0.13             0.26         0.25         0.27         0.28         0.26         0.00(b)
Net realized and unrealized gain
 (loss) on investments...........       1.92            (5.40)       (3.49)       (3.10)        5.06         5.58        (0.22)
                                   ----------      ----------   ----------   ----------   ----------   ----------     --------
Total from investment
 operations......................       2.05            (5.14)       (3.24)       (2.83)        5.34         5.84        (0.22)
                                   ----------      ----------   ----------   ----------   ----------   ----------     --------
Less dividends and distributions:
 From net investment income......      (0.00)(b)        (0.26)       (0.25)       (0.27)       (0.28)       (0.26)          --
 From net realized gain on
   investments...................         --            (0.06)       (0.25)       (0.52)       (0.45)       (0.27)          --
                                   ----------      ----------   ----------   ----------   ----------   ----------     --------
Total dividends and
 distributions...................      (0.00)(b)        (0.32)       (0.50)       (0.79)       (0.73)       (0.53)          --
                                   ----------      ----------   ----------   ----------   ----------   ----------     --------
Net asset value at end of
 period..........................  $   19.73       $    17.68   $    23.14   $    26.88   $    30.50   $    25.89     $  19.73
                                   ==========      ==========   ==========   ==========   ==========   ==========     ========
Total investment return..........      11.58%(c)       (22.21%)     (12.11%)      (9.32%)      20.70%       28.49%       (1.09%)(c)
Ratios (to average net assets)/
Supplemental Data:
 Net investment income...........       1.41%+           1.25%        1.01%        0.94%        1.13%        1.30%        1.16%+
 Expenses........................       0.39%+           0.38%        0.37%        0.37%        0.36%        0.38%        0.64%+
Portfolio turnover rate..........          1%               5%           4%           6%           3%           4%           1%
Net assets at end of period (in
 000's)..........................  $1,078,050      $  977,306   $1,326,940   $1,527,577   $1,521,085   $  946,785     $  2,018

------------

(a)  Commencement of Operations.
(b)  Less than one cent per share.
(c)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)


COMMON STOCKS (93.6%)+

                                       SHARES        VALUE
                                      -----------------------
AUSTRALIA (0.4%)
Promina Group, Ltd. (insurance)
 (a)................................   179,000    $   283,309
                                                  -----------

BELGIUM (2.9%)
Electrabel, S.A.
 (utilities-electrical & gas).......     8,119      2,068,874
                                                  -----------
DENMARK (2.4%)
Danske Bank A/S (banking)...........    90,845      1,769,134
                                                  -----------

FRANCE (1.1%)
BNP Paribas, S.A. (banking).........    15,394        782,238
                                                  -----------

GERMANY (8.8%)
Bayerische Motoren Werke AG
 (automobiles)......................    74,179      2,849,386
Deutsche Boerse AG (financial
 services)..........................    52,279      2,755,588
Schering AG (health & personal
 care)..............................    16,051        783,367
                                                  -----------
                                                    6,388,341
                                                  -----------
HONG KONG (6.0%)
Hongkong Electric Holdings, Ltd.
 (utilities-electrical & gas).......  1,103,000     4,328,180
                                                  -----------

INDIA (1.5%)
HDFC Bank, Ltd. ADR (financial
 services) (b)......................    21,305        399,469
ITC, Ltd. GDR (beverages & tobacco)
 (c)(d).............................    40,900        674,494
                                                  -----------
                                                    1,073,963
                                                  -----------
IRELAND (3.5%)
Anglo Irish Bank Corp. PLC
 (banking)..........................    27,100        165,560
Bank of Ireland (banking)...........   183,120      2,210,104
Irish Life & Permanent PLC
 (insurance)........................    14,400        155,441
                                                  -----------
                                                    2,531,105
                                                  -----------
ITALY (5.4%)
Eni S.p.A. (energy sources).........    59,500        899,864
Eni S.p.A. ADR (energy sources)
 (b)................................     2,500        190,100
Snam Rete Gas S.p.A.
 (utilities-electrical & gas).......   727,175      2,855,876
                                                  -----------
                                                    3,945,840
                                                  -----------
JAPAN (10.5%)
Canon, Inc. (data processing &
 reproduction)......................    40,000      1,835,520
Canon, Inc. ADR (data processing &
 reproduction) (b)..................    26,011      1,187,402
FANUC, Ltd. (electronic components &
 instruments).......................     3,100        153,612
Mabuchi Motor Co., Ltd. (electronic
 components & instruments)..........     5,000        382,261
Murata Manufacturing Co., Ltd.
 (electronic components &
 instruments).......................     9,600        377,364


                                       SHARES        VALUE
                                      -----------------------
JAPAN (Continued)
Nintendo Co., Ltd. (recreation &
 other consumer goods)..............    34,600    $ 2,515,578
Nitto Denko Corp. (chemicals).......     6,700        219,288
Takeda Chemical Industries, Ltd.
 (health & personal care)...........    26,200        966,613
                                                  -----------
                                                    7,637,638
                                                  -----------
NETHERLANDS (11.7%)
Euronext N.V. (financial
 services)..........................    76,531      1,897,424
Reed Elsevier N.V. (broadcasting &
 publishing)........................   162,255      1,913,563
TPG N.V. (business & public
 services)..........................   193,942      3,367,425
Unilever N.V. (CVA) (food &
 household products)................     6,119        328,290
Unilever N.V. (food & household
 products) (e)......................    18,550      1,001,700
                                                  -----------
                                                    8,508,402
                                                  -----------
NORWAY (0.3%)
DnB Holding ASA (banking)...........    39,900        196,780
                                                  -----------

SINGAPORE (0.2%)
Venture Corp., Ltd. (electrical &
 electronics).......................    19,000        173,708
                                                  -----------

SPAIN (4.4%)
Banco de Sabadell, S.A. (banking)...    11,700        201,267
Banco Popular Espanol, S.A.
 (banking)..........................    40,666      2,054,747
Iberdrola, S.A.
 (utilities-electrical & gas).......    51,661        894,620
                                                  -----------
                                                    3,150,634
                                                  -----------
SWEDEN (0.8%)
Sandvik AB (machinery &
 engineering).......................    22,360        585,190
                                                  -----------

SWITZERLAND (8.4%)
Nestle, S.A. Registered (food &
 household products)................    14,671      3,027,237
Novartis AG Registered (health &
 personal care).....................    11,780        466,139
Syngenta AG (chemicals).............    10,600        531,350
Synthes-Stratec, Inc. (health &
 personal care).....................       600        430,992
UBS AG Registered (banking).........    22,263      1,238,431
UBS AG Registered (banking) (e).....     6,405        354,837
                                                  -----------
                                                    6,048,986
                                                  -----------
UNITED KINGDOM (25.1%)
Aviva PLC (insurance)...............    65,000        451,296
Diageo PLC (beverages & tobacco)....   267,829      2,863,888
Diageo PLC ADR (beverages & tobacco)
 (b)................................     6,100        266,936
Exel PLC
 (transportation-shipping)..........   136,362      1,401,861
Jardine Lloyd Thompson Group PLC
 (insurance)........................    93,000        924,620

------------
+ Percentages indicated are based on Portfolio net assets.
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                       SHARES        VALUE
                                      -----------------------
UNITED KINGDOM (Continued)
Lloyds TSB Group PLC (banking)......   273,257    $ 1,941,189
Lloyds TSB Group PLC ADR (banking)
 (b)................................    20,603        597,693
Next PLC (merchandising)............    43,690        741,858
Reckitt Benckiser PLC (food &
 household products)................   143,462      2,630,113
Rentokil Initial PLC (business &
 public services)...................   870,587      2,711,581
Scottish & Southern Energy PLC
 (utilities-electrical & gas).......    18,160        186,693
Tesco PLC (merchandising)...........   888,408      3,217,884
William Morrison Supermarkets PLC
 (food & household products)........    75,700        231,095
                                                  -----------
                                                   18,166,707
                                                  -----------
UNITED STATES (0.2%)
iShares MSCI Japan Index Fund
 (financial services) (a)(f)........    20,800        151,216
                                                  -----------
Total Common Stocks (Cost
 $63,639,707).......................               67,790,245
                                                  -----------

PREFERRED STOCK (3.7%)
GERMANY (3.7%)
Porsche AG
 E1.53
 (automobiles) (i)..................     6,390      2,693,030
                                                  -----------
Total Preferred Stock (Cost
 $2,329,356)........................                2,693,030
                                                  -----------
WARRANTS (0.9%)
                                       SHARES        VALUE
                                      -----------------------
IRELAND (0.9%)
Ryanair Holdings PLC
 Strike Price E0.000001
 Expire 3/21/08
 (transportation-airlines)
   (a)(c)(i)........................    93,392    $   685,843
                                                  -----------
Total Warrants (Cost $647,481)......                  685,843
                                                  -----------
Total Investments (Cost $66,616,544)
 (g)................................      98.2%    71,169,118(h)
Cash and Other Assets, Less
 Liabilities........................       1.8      1,282,661
                                      --------    -----------
Net Assets..........................     100.0%   $72,451,779
                                      ========    ===========

------------
(a) Non-income producing security.
(b) ADR--American Depositary Receipt.
(c) May be sold to institutional investors only.
(d) GDR--Global Depositary Receipt.
(e) Security primarily trades on the New York Stock Exchange.
(f) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(g) The cost for federal income tax purposes is $66,953,652.
(h) At June 30, 2003 net unrealized appreciation was $4,215,466, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,557,377 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,341,911.
(i) The following abbreviation is used in the above portfolio:
    E--Euro

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.



The table below sets forth the diversification of International Equity Portfolio investments by industry.

INDUSTRY DIVERSIFICATION

                                     VALUE       PERCENT+
                                  -----------------------
Automobiles.....................  $ 5,542,416       7.6%
Banking.........................   11,511,980      15.9
Beverages & Tobacco.............    3,805,318       5.2
Broadcasting & Publishing.......    1,913,563       2.6
Business & Public Services......    6,079,006       8.4
Chemicals.......................      750,638       1.0
Data Processing &
  Reproduction..................    3,022,922       4.2
Electrical & Electronics........      173,708       0.2
Electronic Components &
  Instruments...................      913,237       1.3
Energy Sources..................    1,089,964       1.5
Financial Services..............    5,203,697       7.2
Food & Household Products.......    7,218,435      10.0
Health & Personal Care..........    2,647,111       3.7
Insurance.......................    1,814,666       2.5
Machinery & Engineering.........      585,190       0.8
Merchandising...................    3,959,742       5.5
Recreation & Other Consumer
  Goods.........................    2,515,578       3.5
Transportation-Airlines.........      685,843       0.9
Transportation-Shipping.........    1,401,861       1.9
Utilities-Electrical & Gas......   10,334,243      14.3
                                  -----------     ------
                                   71,169,118      98.2
Cash and Other Assets, Less
  Liabilities...................    1,282,661       1.8
                                  -----------     ------
Net Assets......................  $72,451,779     100.0%
                                  ===========     ======

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $66,616,544)..........   $ 71,169,118
Cash denominated in foreign currencies
  (identified cost $1,914,970)...........      1,922,444
Cash.....................................            961
Receivables:
  Investment securities sold.............      1,050,977
  Dividends..............................        267,245
  Fund shares sold.......................         30,050
Unrealized appreciation on foreign
  currency forward contracts.............        263,143
                                            ------------
        Total assets.....................     74,703,938
                                            ------------
LIABILITIES:
Payables:
  Fund shares redeemed...................      1,523,964
  Investment securities purchased........        620,233
  Adviser................................         38,846
  Shareholder communication..............         16,363
  Custodian..............................         16,345
  Administrator..........................         12,949
  NYLIFE Distributors....................              7
Accrued expenses.........................         18,864
Unrealized depreciation on foreign
  currency forward contracts.............          4,588
                                            ------------
        Total liabilities................      2,252,159
                                            ------------
Net assets...............................   $ 72,451,779
                                            ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class..........................   $     69,865
  Service Class..........................            130
Additional paid-in capital...............     75,149,791
Accumulated undistributed net investment
  income.................................      1,075,932
Accumulated net realized loss on
  investments............................     (8,673,603)
Net unrealized appreciation on
  investments............................      4,552,574
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies......        277,090
                                            ------------
Net assets...............................   $ 72,451,779
                                            ============
Initial Class
  Net assets applicable to outstanding
    shares...............................   $ 72,317,742
                                            ============
  Shares of capital stock outstanding....      6,986,548
                                            ============
  Net asset value per share
    outstanding..........................   $      10.35
                                            ============
Service Class
  Net assets applicable to outstanding
    shares...............................   $    134,037
                                            ============
  Shares of capital stock outstanding....         12,951
                                            ============
  Net asset value per share
    outstanding..........................   $      10.35
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $  1,430,585
  Interest...............................         18,118
                                            ------------
        Total income.....................      1,448,703
                                            ------------
Expenses:
  Advisory...............................        202,718
  Administration.........................         67,573
  Custodian..............................         38,981
  Professional...........................         23,736
  Shareholder communication..............         15,669
  Portfolio pricing......................         11,836
  Directors..............................          2,663
  Service................................              7
  Miscellaneous..........................          9,588
                                            ------------
        Total expenses...................        372,771
                                            ------------
Net investment income....................      1,075,932
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
Net realized gain from:
  Security transactions..................      2,387,791
  Foreign currency transactions..........         30,192
                                            ------------
Net realized gain on investments and
  foreign currency transactions..........      2,417,983
                                            ------------
Net change in unrealized appreciation on:
  Security transactions..................      3,888,142
  Translation of other assets and
    liabilities in foreign currencies....        165,827
                                            ------------
Net unrealized gain on investments and
  foreign currency transactions..........      4,053,969
                                            ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions...........................      6,471,952
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  7,547,884
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $171,862.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003 (Unaudited) and the year ended December 31, 2002

                                                                  2003            2002
                                                              ------------------------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income......................................  $   1,075,932   $     641,499
 Net realized gain (loss) on investments and foreign
   currency transactions....................................      2,417,983      (2,007,676)
 Net change in unrealized appreciation (depreciation) on
   investments and foreign currency transactions............      4,053,969        (624,816)
                                                              -------------   -------------
 Net increase (decrease) in net assets resulting from
   operations...............................................      7,547,884      (1,990,993)
                                                              -------------   -------------
Dividends to shareholders:
 From net investment income:
   Initial Class............................................             --        (878,798)
                                                              -------------   -------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................    152,629,601     203,047,936
   Service Class............................................        136,219              --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends:
   Initial Class............................................             --         878,798
                                                              -------------   -------------
                                                                152,765,820     203,926,734
 Cost of shares redeemed:
   Initial Class............................................   (149,625,398)   (194,808,009)
                                                              -------------   -------------
 Increase in net assets derived from capital share
   transactions.............................................      3,140,422       9,118,725
                                                              -------------   -------------
Net increase in net assets..................................     10,688,306       6,248,934
NET ASSETS:
Beginning of period.........................................     61,763,473      55,514,539
                                                              -------------   -------------
End of period...............................................  $  72,451,779   $  61,763,473
                                                              =============   =============
Accumulated undistributed net investment income at end of
 period.....................................................  $   1,075,932   $          --
                                                              =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                       INITIAL CLASS                                SERVICE CLASS
                                          -----------------------------------------------------------------------   -------------
                                                                                                                       JUNE 5,
                                          SIX MONTHS                                                                   2003(a)
                                            ENDED                                                                      THROUGH
                                           JUNE 30,                       YEAR ENDED DECEMBER 31                      JUNE 30,
                                            2003*           2002       2001          2000       1999       1998         2003*
                                          ---------------------------------------------------------------------
Net asset value at beginning of
 period.................................   $  9.48        $ 10.06    $ 11.90       $ 15.48    $ 12.40    $ 10.31       $ 10.40
                                           -------        -------    -------       -------    -------    -------       -------
Net investment income...................      0.15           0.11       0.11(b)       0.07(b)    0.11       0.23          0.00(c)
Net realized and unrealized gain (loss)
 on investments.........................      0.70          (0.63)     (1.78)        (2.97)      3.46       2.20         (0.05)
Net realized and unrealized gain (loss)
 on foreign currency transactions.......      0.02           0.08      (0.00)(c)      0.12      (0.12)     (0.05)         0.00(c)
                                           -------        -------    -------       -------    -------    -------       -------
Total from investment operations........      0.87          (0.44)     (1.67)        (2.78)      3.45       2.38         (0.05)
                                           -------        -------    -------       -------    -------    -------       -------
Less dividends and distributions:
 From net investment income.............        --          (0.14)     (0.14)        (0.09)     (0.05)     (0.29)           --
 From net realized gain on
   investments..........................        --             --      (0.03)        (0.71)     (0.32)        --            --
                                           -------        -------    -------       -------    -------    -------       -------
Total dividends and distributions.......        --          (0.14)     (0.17)        (0.80)     (0.37)     (0.29)           --
                                           -------        -------    -------       -------    -------    -------       -------
Net asset value at end of period........   $ 10.35        $  9.48    $ 10.06       $ 11.90    $ 15.48    $ 12.40       $ 10.35
                                           =======        =======    =======       =======    =======    =======       =======
Total investment return.................      9.17%(d)      (4.41%)   (14.02%)      (18.06%)    28.06%     23.11%        (0.53%)(d)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income..................      3.22%+         1.06%      1.04%         0.53%      0.78%      1.13%         2.97%+
 Net expenses...........................      1.10%+         1.11%      1.12%         1.01%      1.07%      0.97%         1.35%+
 Expenses (before reimbursement)........      1.10%+         1.11%      1.12%         1.01%      1.07%      1.17%         1.35%+
Portfolio turnover rate.................        85%           102%       130%           28%        37%        57%           85%
Net assets at end of period (in
 000's).................................   $72,318        $61,763    $55,515       $65,429    $72,339    $38,006       $   134

------------
(a) Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) Less than one cent per share.
(d) Total return is not annualized.
 +  Annualized.
 *  Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)


COMMON STOCKS (99.6%)+

                                        SHARES      VALUE
                                        --------------------
AEROSPACE & DEFENSE (0.6%)
Precision Castparts Corp. ............  2,280    $    70,908
Rockwell Collins, Inc. ...............  6,124        150,834
                                                 -----------
                                                     221,742
                                                 -----------
AIR FREIGHT & LOGISTICS (0.5%)
Airborne, Inc. .......................    710         14,839
C.H. Robinson Worldwide, Inc. ........    983         34,956
Expeditors International of...........  1,643         56,914
 Washington, Inc.
Ryder System, Inc. ...................  2,952         75,630
                                                 -----------
                                                     182,339
                                                 -----------
AIRLINES (0.0%) (b)
JetBlue Airways Corp. (a).............    140          5,921
                                                 -----------

AUTO COMPONENTS (1.3%)
American Axle & Manufacturing
 Holdings, Inc. (a)...................  1,053         25,167
Autoliv, Inc. ........................  2,627         71,139
BorgWarner, Inc. .....................  1,368         88,100
Johnson Controls, Inc. ...............  2,760        236,256
Lear Corp. (a)........................  1,999         91,994
                                                 -----------
                                                     512,656
                                                 -----------
BANKS (5.3%)
AmSouth Bancorp.......................  5,896        128,769
Associated Banc-Corp. ................    372         13,719
Bank of Hawaii Corp. .................  2,029         67,261
Banknorth Group, Inc. ................  2,864         73,089
BOK Financial Corp. (a)...............    194          7,483
Capitol Federal Financial.............    119          3,345
Commerce Bancorp, Inc. ...............  1,008         37,397
Compass Bancshares, Inc. .............  6,503        227,150
Cullen/Frost Bankers, Inc. ...........  1,160         37,236
First BanCorp.........................  1,067         29,289
First Tennessee National Corp. .......  4,075        178,933
Hudson United Bancorp.................  2,177         74,344
Huntington Bancshares, Inc. ..........  2,598         50,713
International Bancshares Corp. .......    484         17,220
M&T Bank Corp. .......................     90          7,580
Marshall & Ilsley Corp. ..............  6,005        183,633
Mercantile Bankshares Corp. ..........  1,027         40,443
New York Community Bancorp, Inc. .....  3,799        110,513
Pacific Capital Bancorp...............  1,124         39,396
People's Bank.........................    391         11,335
Popular, Inc. ........................  4,366        168,484
Provident Financial Group, Inc. ......    700         17,941
Roslyn Bancorp, Inc. .................  1,610         34,599
South Financial Group, Inc. ..........    696         16,238
Sovereign Bancorp, Inc. .............. 13,385        209,476
TCF Financial Corp. ..................  1,333         53,107
Washington Federal, Inc. .............  3,570         82,574
Webster Financial Corp. ..............    802         30,316


                                        SHARES      VALUE
                                        --------------------
BANKS (Continued)
Whitney Holding Corp. ................  1,335    $    42,680
Zions Bancorp.........................  1,347         68,172
                                                 -----------
                                                   2,062,435
                                                 -----------
BEVERAGES (0.6%)
Coca-Cola Enterprises, Inc. ..........  7,463        135,453
Constellation Brands, Inc.
 Class A (a)..........................  3,540        111,156
PepsiAmericas, Inc. ..................    342          4,296
                                                 -----------
                                                     250,905
                                                 -----------
BIOTECHNOLOGY (0.3%)
Affymetrix, Inc. (a)..................    991         19,533
Charles River Laboratories
 International, Inc. (a)..............  1,411         45,406
Genzyme Corp. (General Division)
 (a)..................................     64          2,675
Gilead Sciences, Inc. (a).............     56          3,112
IDEXX Laboratories, Inc. (a)..........  1,024         34,345
MedImmune, Inc. (a)...................    683         24,841
                                                 -----------
                                                     129,912
                                                 -----------
BUILDING PRODUCTS (0.4%)
American Standard Cos., Inc. (a)......  2,201        162,720
                                                 -----------

CHEMICALS (1.9%)
Airgas, Inc. (a)......................  1,852         31,021
Albemarle Corp. ......................    435         12,167
Cabot Corp. ..........................  2,125         60,988
Cytec Industries, Inc. (a)............  1,273         43,027
Eastman Chemical Co. .................     40          1,267
Lubrizol Corp. .......................    677         20,980
Lyondell Chemical Co. ................  2,844         38,479
Monsanto Co. ......................... 11,038        238,862
PPG Industries, Inc. .................    124          6,292
Praxair, Inc. ........................  2,263        136,006
Rohm & Haas Co. ......................  1,316         40,836
Scotts Co. (The) Class A (a)..........    941         46,580
Sigma-Aldrich Corp. ..................  1,074         58,189
                                                 -----------
                                                     734,694
                                                 -----------
COMMERCIAL SERVICES & SUPPLIES (3.5%)
Alliance Data Systems Corp. (a).......    774         18,112
Allied Waste Industries, Inc. (a).....  7,941         79,807
Apollo Group, Inc. Class A (a)........     94          5,805
ARAMARK Corp. Class B (a).............  2,375         53,248
Block (H&R), Inc. ....................  2,915        126,074
Career Education Corp. (a)............  1,569        107,351
CheckFree Corp. (a)...................  3,319         92,401
Convergys Corp. ......................  3,336         53,376
Corinthian Colleges, Inc. (a).........    659         32,008
DeVry, Inc. (a).......................  1,983         46,184
DST Systems, Inc. ....................  2,722        103,436
Global Payments, Inc. ................    935         33,192
Hon Industries, Inc. .................  1,027         31,323
Iron Mountain, Inc. (a)...............  2,179         80,819

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                        SHARES      VALUE
                                        --------------------
COMMERCIAL SERVICES & SUPPLIES (Continued)
ITT Educational Services, Inc. (a)....  1,362    $    39,839
Manpower, Inc. .......................  1,362         50,517
Republic Services, Inc. (a)...........  7,419        168,189
ServiceMaster Co. (The)...............  3,657         39,130
Stericycle, Inc. (a)..................    586         22,549
Total System Services, Inc. ..........    656         14,629
University of Phoenix Online (a)......    786         39,850
Viad Corp. ...........................  4,024         90,098
Waste Connections, Inc. (a)...........    483         16,929
Wesco Financial Corp. ................     24          7,488
West Corp. (a)........................    657         17,509
                                                 -----------
                                                   1,369,863
                                                 -----------
COMMUNICATIONS EQUIPMENT (2.6%)
ADC Telecommunications, Inc. (a)......  2,534          5,899
Avaya, Inc. (a)....................... 13,135         84,852
Avocent Corp. (a).....................  1,336         39,987
CIENA Corp. (a).......................  6,769         35,131
Comverse Technology, Inc. (a).........  2,746         41,272
Corning, Inc. (a)..................... 54,647        403,841
Crown Castle International Corp.
 (a)..................................  3,009         23,380
Harris Corp. .........................  2,960         88,948
InterDigital Communications Corp.
 (a)..................................    798         18,650
Juniper Networks, Inc. (a)............  5,879         72,723
Scientific-Atlanta, Inc. .............  3,314         79,006
Tellabs, Inc. (a).....................  6,412         42,127
UTStarcom, Inc. (a)...................  2,338         83,163
                                                 -----------
                                                   1,018,979
                                                 -----------
COMPUTERS & PERIPHERALS (2.2%)
Apple Computer, Inc. (a)..............  6,437        123,074
Imation Corp. (a).....................    613         23,184
Intergraph Corp. (a)..................    685         14,728
Lexmark International, Inc. (a).......  5,320        376,497
NCR Corp. (a).........................  1,919         49,165
SanDisk Corp. (a).....................  1,942         78,360
Storage Technology Corp. (a)..........  5,573        143,449
Western Digital Corp. (a).............  6,165         63,500
                                                 -----------
                                                     871,957
                                                 -----------
CONSTRUCTION & ENGINEERING (0.2%)
Fluor Corp. ..........................  1,370         46,087
Jacobs Engineering Group, Inc. (a)....    747         31,486
                                                 -----------
                                                      77,573
                                                 -----------
CONSTRUCTION MATERIALS (0.0%) (b)
Lafarge North America, Inc. ..........    541         16,717
                                                 -----------

CONTAINERS & PACKAGING (1.5%)
Aptargroup, Inc. .....................  1,157         41,652
Ball Corp. ...........................  2,721        123,833
Pactiv Corp. (a)......................  7,581        149,422


                                        SHARES      VALUE
                                        --------------------
CONTAINERS & PACKAGING (Continued)
Sealed Air Corp. (a)..................  4,324    $   206,082
Smurfit-Stone Container Corp. (a).....  5,512         71,821
                                                 -----------
                                                     592,810
                                                 -----------
DIVERSIFIED FINANCIALS (5.0%)
Bear Stearns Cos., Inc. (The).........  1,484        107,471
BlackRock, Inc. (a)...................    956         43,058
Countrywide Financial Corp. ..........  4,964        345,346
E*TRADE Group, Inc. (a)............... 11,578         98,413
Janus Capital Group, Inc. ............  4,212         69,077
Legg Mason, Inc. .....................  2,517        163,479
Leucadia National Corp. (a)...........    569         21,121
Nuveen Investments, Inc. Class A......    314          8,554
Providian Financial Corp. (a)......... 13,518        125,177
S&P 500 Index-SPDR Trust, Series 1
 (c)..................................  4,056        395,987
S&P MidCap 400 Index-MidCap
 SPDR Trust, Series 1 (c).............  4,558        399,828
Student Loan Corp. (The)..............     58          7,308
T. Rowe Price Group, Inc. ............  3,385        127,784
                                                 -----------
                                                   1,912,603
                                                 -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
CenturyTel, Inc. .....................  5,316        185,263
Cincinnati Bell, Inc. ................  3,341         22,385
Citizens Communications Co. (a)....... 14,513        187,071
IDT Corp. (a).........................    793         14,195
Qwest Communications
 International, Inc. (a).............. 56,923        272,092
                                                 -----------
                                                     681,006
                                                 -----------
ELECTRIC UTILITIES (6.3%)
ALLETE, Inc. .........................  2,968         78,801
Alliant Energy Corp. .................  3,190         60,706
Cinergy Corp. ........................  4,968        182,773
Consolidated Edison, Inc. ............  1,833         79,332
Constellation Energy Group, Inc. .....  5,265        180,590
DTE Energy Co. .......................  5,172        199,846
Edison International, Inc. (a)........  4,784         78,601
Entergy Corp. ........................    196         10,345
Great Plains Energy, Inc. ............  3,546        102,409
NSTAR.................................  1,842         83,903
OGE Energy Corp. .....................  3,181         67,978
PG&E Corp. (a)........................  8,221        173,874
Pinnacle West Capital Corp. ..........  3,223        120,701
PPL Corp. ............................  4,592        197,456
Public Service Enterprise Group,
 Inc. ................................  7,436        314,171
Puget Energy, Inc. ...................  3,362         80,251
Reliant Resources, Inc. (a)...........  2,833         17,366
Texas Genco Holdings, Inc. ...........    780         18,135
Wisconsin Energy Corp. ...............  5,957        172,753
Xcel Energy, Inc. .................... 13,730        206,499
                                                 -----------
                                                   2,426,490
                                                 -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                        SHARES      VALUE
                                        --------------------
ELECTRICAL EQUIPMENT (0.9%)
American Power
 Conversion Corp. (a).................  5,489    $    85,573
Energizer Holdings, Inc. (a)..........  1,322         41,511
Hubbell, Inc. Class B.................    773         25,587
Rockwell Automation, Inc. ............  8,477        202,092
                                                 -----------
                                                     354,763
                                                 -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.6%)
Amphenol Corp. Class A (a)............    307         14,374
Arrow Electronics, Inc. (a)...........  3,221         49,088
Fisher Scientific International, Inc.
 (a)..................................  1,823         63,623
Ingram Micro, Inc. Class A (a)........  2,613         28,743
Jabil Circuit, Inc. (a)...............  4,895        108,179
PerkinElmer, Inc. ....................  5,746         79,352
Sanmina-SCI Corp. (a).................  7,696         48,562
Solectron Corp. (a)................... 12,098         45,246
Symbol Technologies, Inc. ............  5,352         69,630
Vishay Intertechnology, Inc. (a)......  2,811         37,106
Waters Corp. (a)......................  2,187         63,707
                                                 -----------
                                                     607,610
                                                 -----------
ENERGY EQUIPMENT & SERVICES (0.5%)
Cooper Cameron Corp. (a)..............    798         40,203
Ensco International, Inc. ............  1,641         44,143
FMC Technologies, Inc. (a)............    987         20,777
Halliburton Co. ......................    422          9,706
Helmerich & Payne, Inc. ..............    883         25,784
Smith International, Inc. (a).........    543         19,950
Unit Corp. (a)........................    758         15,850
                                                 -----------
                                                     176,413
                                                 -----------
FOOD & DRUG RETAILING (0.7%)
Performance Food Group Co. (a)........    891         32,967
Rite Aid Corp. (a).................... 22,252         99,022
SUPERVALU, Inc. ......................  2,353         50,166
Whole Foods Market, Inc. (a)..........  1,683         79,993
Winn-Dixie Stores, Inc. ..............    707          8,703
                                                 -----------
                                                     270,851
                                                 -----------
FOOD PRODUCTS (1.1%)
Dean Foods Co. (a)....................  4,893        154,130
Hershey Foods Corp. ..................  2,898        201,875
Hormel Foods Corp. ...................  2,492         59,061
Lancaster Colony Corp. ...............    594         22,964
                                                 -----------
                                                     438,030
                                                 -----------
GAS UTILITIES (2.8%)
AGL Resources, Inc. ..................    916         23,303
KeySpan Corp. ........................  2,250         79,763
Kinder Morgan, Inc. ..................  4,859        265,544
New Jersey Resources Corp. ...........    471         16,720
Nicor, Inc. ..........................  1,733         64,312
NiSource, Inc. ....................... 11,301        214,719
Peoples Energy Corp. .................  1,845         79,132


                                        SHARES      VALUE
                                        --------------------
GAS UTILITIES (Continued)
Sempra Energy.........................  9,364    $   267,155
UGI Corp. ............................  1,326         42,035
WGL Holdings, Inc. ...................    845         22,562
                                                 -----------
                                                   1,075,245
                                                 -----------
HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Advanced Medical Optics, Inc. (a).....    958         16,334
Bard (C.R.), Inc. ....................  2,520        179,701
Bausch & Lomb, Inc. ..................  2,019         75,713
Beckman Coulter, Inc. ................  2,100         85,344
Becton, Dickinson & Co. ..............     77          2,991
Cytyc Corp. (a).......................  1,700         17,884
Edwards Lifesciences Corp. (a)........  3,124        100,405
Resmed, Inc. (a)......................    447         17,522
St. Jude Medical, Inc. (a)............    117          6,728
Steris Corp. (a)......................  2,317         53,500
Stryker Corp. ........................     89          6,174
Varian Medical Systems, Inc. (a)......  2,276        131,029
Zimmer Holdings, Inc. (a).............  2,907        130,961
                                                 -----------
                                                     824,286
                                                 -----------
HEALTH CARE PROVIDERS & SERVICES (2.8%)
AdvancePCS (a)........................  2,362         90,299
Anthem, Inc. (a)......................     85          6,558
Apria Healthcare Group, Inc. (a)......    709         17,640
Covance, Inc. (a).....................  1,086         19,657
Coventry Health Care, Inc. (a)........  2,189        101,044
DaVita, Inc. (a)......................  1,865         49,945
Express Scripts, Inc. (a).............    995         67,978
Health Net, Inc. (a)..................  5,187        170,912
Humana, Inc. (a)......................  2,841         42,899
LifePoint Hospitals, Inc. (a).........    628         13,150
Manor Care, Inc. (a)..................  1,077         26,936
Mid Atlantic Medical Services, Inc.
 (a)..................................  2,255        117,936
Oxford Health Plans, Inc. (a).........  1,467         61,658
PacifiCare Health Systems, Inc. (a)...    511         25,208
Pharmaceutical Product Development,
 Inc. (a).............................  1,568         45,049
Quintiles Transnational Corp. (a).....  6,054         85,906
Renal Care Group, Inc. (a)............  2,210         77,814
Universal Health Services, Inc.
 Class B (a)..........................    785         31,102
WellPoint Health Networks, Inc. (a)...    128         10,791
                                                 -----------
                                                   1,062,482
                                                 -----------
HOTELS, RESTAURANTS & LEISURE (3.7%)
Applebee's International, Inc. .......  1,227         38,565
Brinker International, Inc. (a).......  4,541        163,567
CBRL Group, Inc. .....................  1,637         63,614
GTECH Holdings Corp. (a)..............  2,703        101,768
Harrah's Entertainment, Inc. (a)......  1,847         74,323
Hilton Hotels Corp. .................. 13,281        169,864
International Game Technology (a).....  4,211        430,912

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                        SHARES      VALUE
                                        --------------------
HOTELS, RESTAURANTS & LEISURE (Continued)
International Speedway Corp.
 Class A..............................  1,326    $    52,390
Mandalay Resort Group (a).............  1,774         56,502
Outback Steakhouse, Inc. .............  3,218        125,502
Park Place Entertainment Corp. (a)....  5,008         45,523
Ruby Tuesday, Inc. ...................  1,028         25,421
Starwood Hotels & Resorts Worldwide,
 Inc. ................................  2,319         66,301
                                                 -----------
                                                   1,414,252
                                                 -----------
HOUSEHOLD DURABLES (3.6%)
American Greetings Corp.
 Class A (a)..........................  1,035         20,328
Black & Decker Corp. (The)............  1,282         55,703
Centex Corp. .........................  1,037         80,668
Fortune Brands, Inc. .................  4,390        229,158
Harman International Industries,
 Inc. ................................  1,290        102,091
KB HOME...............................  1,839        113,982
Maytag Corp. .........................  1,223         29,866
Mohawk Industries, Inc. (a)...........  1,703         94,568
Newell Rubbermaid, Inc. ..............  7,156        200,368
NVR, Inc. (a).........................    283        116,313
Ryland Group, Inc. (The)..............    376         26,094
Snap-on, Inc. ........................  2,983         86,596
Whirlpool Corp. ......................  3,512        223,714
                                                 -----------
                                                   1,379,449
                                                 -----------
HOUSEHOLD PRODUCTS (0.7%)
Clorox Co. (The)......................  5,146        219,477
Dial Corp. (The)......................  3,212         62,474
                                                 -----------
                                                     281,951
                                                 -----------
INDUSTRIAL CONGLOMERATES (0.1%)
Carlisle Cos., Inc. ..................    975         41,106
Textron, Inc. ........................    409         15,960
                                                 -----------
                                                      57,066
                                                 -----------
INSURANCE (4.1%)
American Financial Group, Inc. .......    733         16,711
AmerUs Group Co. .....................    651         18,352
Aon Corp. ............................  3,989         96,055
Berkley (W.R.) Corp. .................  2,211        116,520
Fidelity National Financial, Inc. ....  5,222        160,629
First American Corp. .................  3,416         90,012
HCC Insurance Holdings, Inc. .........  3,219         95,186
Lincoln National Corp. ...............  3,123        111,272
Markel Corp. (a)......................    433        110,848
Mercury General Corp. ................    897         40,948
Nationwide Financial Services, Inc.
 Class A..............................  1,935         62,888
Old Republic International Corp. .....  6,178        211,720
Protective Life Corp. ................  2,095         56,041
Radian Group, Inc. ...................  2,231         81,766
Reinsurance Group of America, Inc. ...    508         16,307


                                        SHARES      VALUE
                                        --------------------
INSURANCE (Continued)
SAFECO Corp. .........................  4,387    $   154,773
StanCorp Financial Group, Inc. .......    360         18,800
Torchmark Corp. ......................  1,783         66,417
Transatlantic Holdings, Inc. .........    710         49,097
                                                 -----------
                                                   1,574,342
                                                 -----------
INTERNET & CATALOG RETAIL (0.0%) (b)
Amazon.com, Inc. (a)..................    100          3,649
                                                 -----------

INTERNET SOFTWARE & SERVICES (0.5%)
Ariba, Inc. (a).......................  3,883         11,533
Expedia, Inc. (a).....................    934         71,339
VeriSign, Inc. (a)....................  3,266         45,169
WebMD Corp. (a).......................  5,080         55,017
Yahoo!, Inc. (a)......................    204          6,683
                                                 -----------
                                                     189,741
                                                 -----------
IT CONSULTING & SERVICES (1.4%)
Acxiom Corp. (a)......................  2,172         32,775
Affiliated Computer Services, Inc.
 Class A (a)..........................  1,522         69,601
Cognizant Technology Solutions Corp.
 (a)..................................  1,017         24,774
Computer Sciences Corp. (a)...........  5,096        194,260
FTI Consulting, Inc. (a)..............  1,107         27,642
SunGard Data Systems, Inc. (a)........  2,562         66,382
Unisys Corp. (a)......................  9,771        119,988
                                                 -----------
                                                     535,422
                                                 -----------
LEISURE EQUIPMENT & PRODUCTS (1.8%)
Brunswick Corp. ......................  1,322         33,076
Eastman Kodak Co. ....................  4,540        124,169
Hasbro, Inc. .........................  7,147        125,001
Mattel, Inc. ......................... 20,029        378,949
Polaris Industries, Inc. .............    378         23,210
                                                 -----------
                                                     684,405
                                                 -----------
MACHINERY (3.2%)
Briggs & Stratton Corp. ..............    317         16,009
CLARCOR, Inc. ........................    364         14,032
Cummins, Inc. ........................  1,189         42,673
Donaldson Co., Inc. ..................  1,234         54,851
Dover Corp. ..........................  4,325        129,577
Eaton Corp. ..........................  2,626        206,430
Graco, Inc. ..........................  2,285         73,120
Harsco Corp. .........................  2,078         74,912
ITT Industries, Inc. .................    928         60,747
Oshkosh Truck Corp. ..................    261         15,483
PACCAR, Inc. .........................  5,468        369,418
Parker-Hannifin Corp. ................  2,055         86,289
Pentair, Inc. ........................  2,185         85,346
Timken Co. (The)......................    795         13,920
                                                 -----------
                                                   1,242,807
                                                 -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                        SHARES      VALUE
                                        --------------------
MEDIA (1.6%)
Belo Corp. Class A....................  4,080    $    91,229
Cablevision Systems Corp. New York
 Group Class A (a)....................  4,226         87,732
Getty Images, Inc. (a)................  1,642         67,815
Hearst-Argyle Television, Inc. (a)....    507         13,131
McClatchy Co. (The) Class A...........    297         17,113
Media General, Inc. Class A...........    408         23,337
Meredith Corp. .......................  1,097         48,268
Regal Entertainment Group Class A.....  1,224         28,862
UnitedGlobalCom, Inc. Class A (a).....  1,428          7,383
Washington Post Co. Class B...........    182        133,388
Westwood One, Inc. (a)................  1,198         40,648
Wiley (John) & Sons, Inc. Class A.....  1,900         49,780
                                                 -----------
                                                     608,686
                                                 -----------
METALS & MINING (0.9%)
Arch Coal, Inc. ......................    791         18,177
CONSOL Energy, Inc. ..................    698         15,873
Freeport-McMoRan Copper &
 Gold, Inc. Class B (a)...............  5,736        140,532
Peabody Energy Corp. .................  1,597         53,643
Phelps Dodge Corp. (a)................  2,466         94,547
United States Steel Corp. ............  1,812         29,662
                                                 -----------
                                                     352,434
                                                 -----------
MULTILINE RETAIL (0.6%)
J.C. Penney Co., Inc. Holding Co. ....  8,938        150,605
Neiman Marcus Group, Inc.
 Class A (a)..........................    795         29,097
Nordstrom, Inc. ......................  2,151         41,988
Saks, Inc. (a)........................  1,896         18,391
                                                 -----------
                                                     240,081
                                                 -----------
MULTI-UTILITIES & UNREGULATED POWER (2.2%)
AES Corp. (The) (a)...................  6,419         40,761
Calpine Corp. ........................  8,701         57,427
Dynegy, Inc. Class A..................  9,503         39,912
Energen Corp. ........................  1,107         36,863
Equitable Resources, Inc. ............    646         26,318
MDU Resources Group, Inc. ............  3,804        127,396
National Fuel Gas Co. ................  1,050         27,352
ONEOK, Inc. ..........................    946         18,570
Questar Corp. ........................  4,234        141,712
SCANA Corp. ..........................  5,679        194,676
Williams Cos., Inc. (The)............. 17,833        140,881
                                                 -----------
                                                     851,868
                                                 -----------
OFFICE ELECTRONICS (1.1%)
IKON Office Solutions, Inc. ..........  3,195         28,436
Xerox Corp. (a)....................... 34,532        365,694
Zebra Technologies Corp.
 Class A (a)..........................    384         28,873
                                                 -----------
                                                     423,003
                                                 -----------


                                        SHARES      VALUE
                                        --------------------
OIL & GAS (5.7%)
Apache Corp. .........................    127    $     8,263
Burlington Resources, Inc. ...........    189         10,219
Chesapeake Energy Corp. ..............  5,112         51,631
Cimarex Energy Co. (a)................  1,308         31,065
Devon Energy Corp. ...................    194         10,359
EOG Resources, Inc. ..................  3,846        160,916
Evergreen Resources, Inc. (a).........    331         17,977
Forest Oil Corp. (a)..................  1,015         25,497
Kerr-McGee Corp. .....................  3,391        151,917
Marathon Oil Corp. ................... 14,570        383,919
Murphy Oil Corp. .....................  3,908        205,561
Newfield Exploration Co. (a)..........  2,164         81,258
Noble Energy, Inc. ...................  2,941        111,170
Pioneer Natural Resources Co. (a).....  5,321        138,878
Pogo Producing Co. ...................  3,168        135,432
Premcor, Inc. (a).....................    558         12,025
Sunoco, Inc. .........................  3,928        148,243
Unocal Corp. .........................  5,426        155,672
Valero Energy Corp. ..................  5,854        212,676
XTO Energy, Inc. .....................  7,291        146,622
                                                 -----------
                                                   2,199,300
                                                 -----------
PAPER & FOREST PRODUCTS (0.6%)
Boise Cascade Corp. ..................    880         21,032
Georgia-Pacific Corp. ................  4,407         83,512
Louisiana-Pacific Corp. (a)...........  1,827         19,805
MeadWestvaco Corp. ...................  3,364         83,091
Rayonier, Inc. .......................    609         20,097
                                                 -----------
                                                     227,537
                                                 -----------
PERSONAL PRODUCTS (0.6%)
Alberto-Culver Co. Class B............  1,379         70,467
Estee Lauder Cos., Inc. (The).........  5,036        168,857
                                                 -----------
                                                     239,324
                                                 -----------
PHARMACEUTICALS (1.4%)
Mylan Laboratories, Inc. .............  9,041        314,356
Watson Pharmaceuticals, Inc. (a)......  5,484        221,389
                                                 -----------
                                                     535,745
                                                 -----------
REAL ESTATE (5.6%)
AMB Property Corp. ...................  2,533         71,355
Annaly Mortgage
 Management, Inc. ....................  2,595         51,666
Apartment Investment &
 Management Co. Class A...............  1,577         54,564
Boston Properties, Inc. ..............  1,168         51,158
Camden Property Trust.................    573         20,026
Carr America Realty Corp. ............  1,008         28,032
Catellus Development Corp. (a)........  2,748         60,456
Chelsea Property Group, Inc. .........    530         21,364
Cousins Properties, Inc. .............    631         17,605
Crescent Real Estate Equity Co. ......  1,315         21,842
Developers Diversified Realty
 Corp. ...............................  3,867        109,977
Duke Realty Corp. ....................  4,128        113,726

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                        SHARES      VALUE
                                        --------------------
REAL ESTATE (Continued)
Equity Residential....................  2,778    $    72,089
Federal Realty Investment Trust.......    671         21,472
First Industrial Realty Trust,
 Inc. ................................    688         21,741
Forest City Enterprises, Inc. Class
 A....................................    710         29,430
General Growth Properties, Inc. ......  3,222        201,182
Health Care Property
 Investors, Inc. .....................    927         39,259
Highwoods Properties, Inc. ...........    854         19,044
Host Marriot Corp. (a)................  2,852         26,096
Kimco Realty Corp. ...................  2,078         78,756
Liberty Property Trust................  1,175         40,655
Macerich Co. (The)....................    567         19,919
Mack-Cali Realty Corp. ...............    968         35,216
New Plan Excel Realty Trust...........  3,755         80,169
Pan Pacific Retail Properties,
 Inc. ................................    620         24,397
ProLogis..............................  2,801         76,467
Public Storage, Inc. .................  1,687         57,139
Realty Income Corp. ..................    581         22,125
Regency Centers Corp. ................  1,166         40,787
Rouse Co. (The).......................  2,518         95,936
Simon Property Group, Inc. ...........  6,730        262,672
Thornburg Mortgage, Inc. .............    917         22,650
United Dominion Realty Trust, Inc. ...  4,165         71,721
Vornado Realty Trust..................  2,764        120,511
Weingarten Realty Investors...........  1,528         64,023
                                                 -----------
                                                   2,165,227
                                                 -----------
ROAD & RAIL (0.1%)
GATX Corp. ...........................    191          3,123
Landstar System Holdings, Inc. (a)....    223         14,016
Swift Transportation Co., Inc. (a)....  1,441         26,831
                                                 -----------
                                                      43,970
                                                 -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.3%)
Altera Corp. (a)......................  6,457        105,895
Amkor Technology, Inc. (a)............  4,689         61,614
Atmel Corp. (a).......................  7,280         18,418
Broadcom Corp. Class A................  3,612         89,975
Cree, Inc. (a)........................  1,271         20,692
Cypress Semiconductor Corp. (a).......  2,212         26,544
Integrated Circuit Systems, Inc.
 (a)..................................  1,591         50,005
International Rectifier Corp. (a).....  1,131         30,333
Intersil Corp. Class A (a)............  2,391         63,625
Lam Research Corp. (a)................  2,232         40,645
Microchip Technology, Inc. (a)........  3,133         77,166
National Semiconductor Corp. (a)......  3,208         63,262
NVIDIA Corp. (a)......................  7,713        177,476
QLogic Corp. (a)......................  1,068         51,616
Rambus, Inc. (a)......................  1,453         24,076
RF Micro Devices, Inc. (a)............    603          3,630
                                                 -----------
                                                     904,972
                                                 -----------


                                        SHARES      VALUE
                                        --------------------
SOFTWARE (4.1%)
Adobe Systems, Inc. ..................  3,179    $   101,951
BEA Systems, Inc. (a).................  1,306         14,183
BMC Software, Inc. (a)................  6,596        107,713
Cadence Design Systems, Inc. (a)......  9,207        111,037
Citrix Systems, Inc. (a)..............  8,181        166,565
Computer Associates
 International, Inc. .................    512         11,407
Compuware Corp. (a)................... 12,972         74,848
Fair Isaac Corp. .....................  2,255        116,020
Hyperion Solutions Corp. (a)..........  1,066         35,988
Intuit, Inc. (a)......................  2,511        111,815
J.D. Edwards & Co. (a)................  3,913         56,073
Macromedia, Inc. (a)..................  3,188         67,076
Mercury Interactive Corp. (a).........  3,700        142,857
Network Associates, Inc. (a)..........  2,819         35,745
PeopleSoft, Inc. (a)..................    877         15,426
Reynolds & Reynolds Co. (The)
 Class A..............................  3,011         85,994
Sybase, Inc. (a)......................  3,083         42,885
Symantec Corp. (a)....................  6,635        291,011
VERITAS Software Corp. (a)............    129          3,698
                                                 -----------
                                                   1,592,292
                                                 -----------
SPECIALTY RETAIL (4.3%)
Abercrombie & Fitch Co. Class A (a)...  4,700        133,527
Advanced Auto Parts, Inc. (a).........    833         50,730
American Eagle Outfitters, Inc. (a)...    942         17,276
AnnTaylor Stores Corp. (a)............    645         18,673
AutoNation, Inc. (a)..................  5,846         91,899
AutoZone, Inc. (a)....................  3,163        240,293
Borders Group, Inc. (a)...............    435          7,660
CarMax, Inc. (a)......................  1,816         54,752
Chico's FAS, Inc. (a).................  2,404         50,604
Claire's Stores, Inc. ................  1,360         34,490
Michaels Stores, Inc. (a).............  1,038         39,506
O'Reilly Automotive, Inc. ............  1,425         47,581
Pacific Sunwear of California,
 Inc. ................................    664         15,996
Payless ShoeSource, Inc. (a)..........  1,180         14,750
PETsMART, Inc. (a)....................  2,407         40,125
RadioShack Corp. .....................  5,301        139,469
Rent-A-Center, Inc. (a)...............  1,438        109,015
Ross Stores, Inc. ....................  1,294         55,306
Sherwin-Williams Co. (The)............  3,914        105,208
Staples, Inc. (a)..................... 13,622        249,964
Toys "R" Us, Inc. (a).................  3,746         45,401
Williams-Sonoma, Inc. (a).............  2,812         82,110
Zale Corp. (a)........................    463         18,520
                                                 -----------
                                                   1,662,855
                                                 -----------
TEXTILES, APPAREL & LUXURY GOODS (2.0%)
Coach, Inc. (a).......................  4,654        231,490
Columbia Sportwear Co. (a)............    399         20,513
Foot Locker, Inc. ....................  5,695         75,459
Jones Apparel Group, Inc. (a).........  1,917         56,091

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                        SHARES      VALUE
                                        --------------------
TEXTILES, APPAREL & LUXURY GOODS (Continued)
Liz Claiborne, Inc. ..................  3,264    $   115,056
Polo Ralph Lauren Corp. (a)...........  2,167         55,887
Reebok International Ltd. (a).........  2,309         77,652
Timberland Co. (The) Class A (a)......    914         48,314
V.F. Corp. ...........................  2,618         88,933
                                                 -----------
                                                     769,395
                                                 -----------
TOBACCO (0.4%)
Loews Corp. Carolina Group............    704         19,008
Universal Corp. ......................    842         35,617
UST, Inc. ............................  2,480         86,874
                                                 -----------
                                                     141,499
                                                 -----------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
MSC Industrial Direct Co., Inc. (a)...  1,141         20,424
                                                 -----------

WATER UTILITIES (0.1%)
Philadelphia Suburban Corp. ..........    997         24,307
                                                 -----------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
American Tower Corp. Class A (a)......  2,376         21,028
Nextel Communications, Inc.
 Class A (a)..........................    627         11,336
PanAmSat Corp. (a)....................    516          9,510
Sprint Corp. (PCS Group) (a).......... 13,755         79,091
                                                 -----------
                                                     120,965
                                                 -----------
Total Investments
 (Cost $35,349,096) (c)...............   99.6%    38,527,970(d)
Cash and Other Assets,
 Less Liabilities.....................    0.4        141,356
                                        ------   -----------
Net Assets............................  100.0%   $38,669,326
                                        ======   ===========

------------
(a) Non-income producing security.
(b) Less than one tenth of percent.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d) The cost for federal income tax purposes is $36,022,150.
(e) At June 30, 2003 net unrealized appreciation was $2,505,820, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,682,955 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,177,135.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

MID CAP CORE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $35,349,096)...........   $38,527,970
Cash......................................       273,990
Receivables:
  Investment securities sold..............     8,479,399
  Fund shares sold........................        82,159
  Dividends...............................        48,474
                                             -----------
        Total assets......................    47,411,992
                                             -----------
LIABILITIES:
Payables:
  Investment securities purchased.........     8,682,445
  Manager.................................        19,994
  Fund shares redeemed....................         8,090
  Custodian...............................         1,143
  NYLIFE Distributors.....................            29
Accrued expenses..........................        30,965
                                             -----------
        Total liabilities.................     8,742,666
                                             -----------
Net assets................................   $38,669,326
                                             ===========
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class...........................   $    41,649
  Service Class...........................           472
Additional paid-in capital................    39,164,077
Accumulated undistributed net investment
  income..................................        72,594
Accumulated net realized loss on
  investments.............................    (3,788,340)
Net unrealized appreciation on
  investments.............................     3,178,874
                                             -----------
Net assets................................   $38,669,326
                                             ===========
Initial Class
  Net assets applicable to outstanding
    shares................................   $38,235,996
                                             ===========
  Shares of capital stock outstanding.....     4,164,906
                                             ===========
  Net asset value per share outstanding...   $      9.18
                                             ===========
Service Class
  Net assets applicable to outstanding
    shares................................   $   433,330
                                             ===========
  Shares of capital stock outstanding.....        47,209
                                             ===========
  Net asset value per share outstanding...   $      9.18
                                             ===========

STATEMENT OF OPERATIONS
For the six months ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a)...........................   $   222,460
  Interest................................           196
                                             -----------
        Total income......................       222,656
                                             -----------
Expenses:
  Manager.................................       131,667
  Professional............................        15,739
  Custodian...............................        13,561
  Shareholder communication...............         9,204
  Portfolio pricing.......................         5,328
  Directors...............................         1,869
  Service.................................            29
  Miscellaneous...........................         6,527
                                             -----------
        Total expenses before
          reimbursement...................       183,924
  Expense reimbursement from Manager......       (32,090)
                                             -----------
        Net expenses......................       151,834
                                             -----------
Net investment income.....................        70,822
                                             -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments..........       209,715
Net change in unrealized depreciation on
  investments.............................     3,627,634
                                             -----------
Net realized and unrealized gain on
  investments.............................     3,837,349
                                             -----------
Net increase in net assets resulting from
  operations..............................   $ 3,908,171
                                             ===========
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $202.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003 (Unaudited) and the year ended December 31, 2002

                                                                 2003          2002
                                                              -------------------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income......................................  $    70,822   $    82,865
 Net realized gain (loss) on investments....................      209,715    (3,169,241)
 Net change in unrealized appreciation (depreciation) on
   investments..............................................    3,627,634      (761,643)
                                                              -----------   -----------
 Net increase (decrease) in net assets resulting from
   operations...............................................    3,908,171    (3,848,019)
                                                              -----------   -----------
Dividends to shareholders:
 From net investment income:
   Initial Class............................................           --       (83,863)
                                                              -----------   -----------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................    8,148,007    23,003,819
   Service Class............................................      438,265            --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends:
   Initial Class............................................           --        83,863
                                                              -----------   -----------
                                                                8,586,272    23,087,682
 Cost of shares redeemed:
   Initial Class............................................   (1,761,037)   (3,960,991)
                                                              -----------   -----------
 Increase in net assets derived from capital share
   transactions.............................................    6,825,235    19,126,691
                                                              -----------   -----------
Net increase in net assets..................................   10,733,406    15,194,809
NET ASSETS:
Beginning of period.........................................   27,935,920    12,741,111
                                                              -----------   -----------
End of period...............................................  $38,669,326   $27,935,920
                                                              ===========   ===========
Accumulated undistributed net investment income at end of
 period.....................................................  $    72,594   $     1,772
                                                              ===========   ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                        INITIAL CLASS                       SERVICE CLASS
                                                        ----------------------------------------------      -------------
                                                                                            JULY 2,            JUNE 5,
                                                        SIX MONTHS          YEAR            2001(a)            2003(a)
                                                          ENDED            ENDED            THROUGH            THROUGH
                                                         JUNE 30,       DECEMBER 31,      DECEMBER 31,        JUNE 30,
                                                          2003*             2002              2001              2003*
                                                        -------------------------------------------------------------------
Net asset value at beginning of period................   $  8.16          $  9.40           $ 10.00            $  9.28
                                                         -------          -------           -------            -------
Net investment income.................................      0.02             0.02              0.02               0.00(b)
Net realized and unrealized gain (loss) on
 investments..........................................      1.00            (1.24)            (0.60)             (0.10)
                                                         -------          -------           -------            -------
Total from investment operations......................      1.02            (1.22)            (0.58)             (0.10)
                                                         -------          -------           -------            -------
Less dividends:
 From net investment income...........................        --            (0.02)            (0.02)                --
                                                         -------          -------           -------            -------
Net asset value at end of period......................   $  9.18          $  8.16           $  9.40            $  9.18
                                                         =======          =======           =======            =======
Total investment return...............................     12.51%(c)       (12.92%)           (5.86%)(c)         (1.10%)(c)
Ratios (to average net assets)/Supplemental Data:
 Net investment income................................      0.46%+           0.39%             0.44%+             0.21%+
 Net expenses.........................................      0.98%+           0.98%             0.98%+             1.23%+
 Expenses (before reimbursement)......................      1.19%+           1.34%             1.84%+             1.44%+
Portfolio turnover rate...............................        87%             217%               74%                87%
Net assets at end of period (in 000's)................   $38,236          $27,936           $12,741            $   433

------------

(a)  Commencement of Operations.
(b)  Less than one cent per share.
(c)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

MID CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)


COMMON STOCKS (97.0%)+
                                       SHARES        VALUE
                                      -----------------------
AEROSPACE & DEFENSE (3.7%)
Alliant Techsystems, Inc. (a).......    10,300    $   534,673
L-3 Communications Holdings, Inc.
 (a)................................    11,800        513,182
United Defense Industries, Inc.
 (a)................................    20,400        529,176
                                                  -----------
                                                    1,577,031
                                                  -----------
AEROSPACE & MILITARY TECHNOLOGY (0.9%)
Empresa Brasileira de Aeronautica
 S.A. ADR (b).......................    20,000        382,000
                                                  -----------
AIRLINES (2.9%)
JetBlue Airways Corp. (a)...........    16,100        680,869
SkyWest, Inc. ......................    30,500        581,330
                                                  -----------
                                                    1,262,199
                                                  -----------
AUTOMOBILES (1.2%)
Winnebago Industries, Inc. .........    13,500        511,650
                                                  -----------

BANKS (4.0%)
New York Community Bancorp, Inc. ...    19,200        558,528
Roslyn Bancorp, Inc. ...............    27,000        580,230
UCBH Holdings, Inc. ................    21,000        602,280
                                                  -----------
                                                    1,741,038
                                                  -----------
BIOTECHNOLOGY (2.3%)
Gilead Sciences, Inc. (a)...........    10,100        561,358
MedImmune, Inc. (a).................    12,400        450,988
                                                  -----------
                                                    1,012,346
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES (3.7%)
Apollo Group, Inc. Class A (a)......     9,000        555,840
Career Education Corp. (a)..........     7,400        506,308
Education Management Corp. (a)......    10,200        542,436
                                                  -----------
                                                    1,604,584
                                                  -----------
COMMUNICATIONS EQUIPMENT (3.6%)
Avocent Corp. (a)...................    16,000        478,880
Emulex Corp. (a)....................    22,600        514,602
UTStarcom, Inc. (a).................    16,200        576,234
                                                  -----------
                                                    1,569,716
                                                  -----------
COMPUTERS & PERIPHERALS (1.2%)
Storage Technology Corp. (a)........    19,500        501,930
                                                  -----------

CONSTRUCTION & ENGINEERING (2.4%)
Fluor Corp..........................    15,300        514,692
Jacobs Engineering Group, Inc.
 (a)................................    12,400        522,660
                                                  -----------
                                                    1,037,352
                                                  -----------
DIVERSIFIED FINANCIALS (1.3%)
Capital One Financial Corp..........    11,000        540,980
                                                  -----------

DIVERSIFIED TELECOMMUNICATION
 SERVICES (1.3%)
Amdocs Ltd. (a).....................    24,000        576,000
                                                  -----------


                                       SHARES        VALUE
                                      -----------------------
ELECTRONIC EQUIPMENT &
 INSTRUMENTS (1.3%)
Amphenol Corp. Class A (a)..........    11,800    $   552,476
                                                  -----------

HEALTH CARE EQUIPMENT &
 SUPPLIES (3.6%)
Biovail Corp. (a)...................    11,300        531,778
Cooper Cos., Inc. (The).............    14,000        486,780
St. Jude Medical, Inc. (a)..........     9,400        540,500
                                                  -----------
                                                    1,559,058
                                                  -----------
HEALTH CARE PROVIDERS &
 SERVICES (15.5%)
AmerisourceBergen Corp..............     7,900        547,865
Anthem, Inc. (a)....................     6,423        495,534
Caremark Rx, Inc. (a)...............    25,500        654,840
Coventry Health Care, Inc. (a)......    11,300        521,608
Health Management Associates, Inc.
 Class A............................    28,200        520,290
Henry Schein, Inc. (a)..............    10,100        528,634
Mid Atlantic Medical Services, Inc.
 (a)................................    10,700        559,610
Oxford Health Plans, Inc. (a).......    13,000        546,390
Patterson Dental Co. (a)............    11,200        508,256
Pharmaceutical Product Development,
 Inc. (a)...........................    18,500        531,505
Priority Healthcare Corp. Class B
 (a)................................    22,200        411,810
Quest Diagnostics, Inc. (a).........     8,400        535,920
WellPoint Health Networks, Inc.
 (a)................................     3,500        295,050
                                                  -----------
                                                    6,657,312
                                                  -----------
HOUSEHOLD DURABLES (12.9%)
Centex Corp.........................     7,000        544,530
D.R. Horton, Inc. ..................    32,000        899,200
Harman International Industries,
 Inc. ..............................     5,800        459,012
KB Home.............................    14,200        880,116
Lennar Corp. Class A................    11,000        786,500
Lennar Corp. Class B................     1,020         70,074
M.D.C. Holdings, Inc. ..............    17,300        835,244
Ryland Group, Inc. (The)............     7,000        485,800
Toro Co. (The)......................    14,700        584,325
                                                  -----------
                                                    5,544,801
                                                  -----------
IT CONSULTING & SERVICES (1.1%)
Affiliated Computer Services, Inc.
 Class A (a)........................    10,600        484,738
                                                  -----------

METALS & MINING (1.1%)
Massey Energy Co. ..................    37,700        495,755
                                                  -----------

MULTILINE RETAIL (2.3%)
99 Cents Only Stores (a)............    14,200        487,344
Fred's, Inc. .......................    13,300        494,494
                                                  -----------
                                                      981,838
                                                  -----------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                       SHARES        VALUE
                                      -----------------------
PHARMACEUTICALS (4.9%)
American Pharmaceutical Partners,
 Inc. (a)...........................    15,800    $   535,620
Andrx Corp. (a).....................    25,000        497,500
Barr Laboratories, Inc. (a).........     8,200        537,100
SICOR, Inc. (a).....................    26,000        528,840
                                                  -----------
                                                    2,099,060
                                                  -----------
SEMICONDUCTOR EQUIPMENT &
 PRODUCTS (6.5%)
Altera Corp. (a)....................    31,900        523,160
Integrated Circuit Systems, Inc.
 (a)................................    15,200        477,736
NVIDIA Corp. (a)....................    23,200        533,832
QLogic Corp. (a)....................    16,700        807,111
Semtech Corp. (a)...................    31,000        441,440
                                                  -----------
                                                    2,783,279
                                                  -----------
SOFTWARE (7.1%)
Activision, Inc. (a)................    42,700        551,684
Autodesk, Inc. .....................    30,500        492,880
FactSet Research Systems, Inc. .....    13,200        581,460
Siebel Systems, Inc. (a)............    51,000        486,540
Symantec Corp. (a)..................    11,200        491,232
Synopsys, Inc. (a)..................     7,500        463,875
                                                  -----------
                                                    3,067,671
                                                  -----------
SPECIALTY RETAIL (8.3%)
Abercrombie & Fitch Co. Class A
 (a)................................    18,400        522,744
AutoZone, Inc. (a)..................     6,300        478,611
CDW Corp. (a).......................    10,700        490,060
Chico's FAS, Inc. (a)...............    28,900        608,345
Claire's Stores, Inc. ..............    17,800        451,408
Michaels Stores, Inc. ..............    15,200        578,512
Pier 1 Imports, Inc. ...............    21,000        428,400
                                                  -----------
                                                    3,558,080
                                                  -----------
TEXTILES, APPAREL & LUXURY
 GOODS (2.6%)
Coach, Inc. (a).....................    11,900        591,906
Liz Claiborne, Inc. ................    14,600        514,650
                                                  -----------
                                                    1,106,556
                                                  -----------
TRANSPORTATION-AIRLINES (1.3%)
Ryanair Holdings PLC ADR (a)(b).....    12,400        556,760
                                                  -----------

Total Common Stocks
 (Cost $35,187,124).................               41,764,210
                                                  -----------

SHORT-TERM INVESTMENTS (5.0%)
                                      PRINCIPAL
                                       AMOUNT        VALUE
                                      -----------------------
COMMERCIAL PAPER (1.8%)
UBS Finance Delaware LLC
 1.31%, due 7/1/03..................  $770,000    $   770,000
                                                  -----------
Total Commercial Paper
 (Cost $770,000)....................                  770,000
                                                  -----------
                                       SHARES
                                      ---------
INVESTMENT COMPANY (3.2%)
Merrill Lynch Premier
 Institutional Fund.................  1,370,635     1,370,635
                                                  -----------
Total Investment Company
 (Cost $1,370,635)..................                1,370,635
                                                  -----------
Total Short-Term Investments
 (Cost $2,140,635)..................                2,140,635
                                                  -----------
Total Investments
 (Cost $37,327,759) (c).............     102.0%    43,904,845(d)
Liabilities in Excess of
 Cash and Other Assets..............      (2.0)      (874,735)
                                      --------    -----------
Net Assets..........................     100.0%   $43,030,110
                                      ========    ===========

------------
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  The cost for federal income tax purposes is $37,669,107.
(d) At June 30, 2003 net unrealized appreciation was $6,235,738, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,862,481 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $626,743.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

MID CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $37,327,759)...........   $43,904,845
Cash......................................         4,052
Receivables:
  Fund shares sold........................       704,668
  Investment securities sold..............       170,000
  Dividends...............................         7,908
                                             -----------
        Total assets......................    44,791,473
                                             -----------
LIABILITIES:
Payables:
  Investment securities purchased.........     1,704,587
  Manager.................................        24,481
  Professional............................        13,156
  Shareholder communication...............         8,966
  Custodian...............................         1,830
  Fund shares redeemed....................         1,077
  NYLIFE Distributors.....................            29
Accrued expenses..........................         7,237
                                             -----------
        Total liabilities.................     1,761,363
                                             -----------
Net assets................................   $43,030,110
                                             ===========
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class...........................   $    53,526
  Service Class...........................         1,104
Additional paid-in capital................    44,553,895
Accumulated net investment loss...........       (90,473)
Accumulated net realized loss on
  investments.............................    (8,065,028)
Net unrealized appreciation on
  investments.............................     6,577,086
                                             -----------
Net assets................................   $43,030,110
                                             ===========
Initial Class
  Net assets applicable to outstanding
    shares................................   $42,160,317
                                             ===========
  Shares of capital stock outstanding.....     5,352,589
                                             ===========
  Net asset value per share outstanding...   $      7.88
                                             ===========
Service Class
  Net assets applicable to outstanding
    shares................................   $   870,793
                                             ===========
  Shares of capital stock outstanding.....       110,444
                                             ===========
  Net asset value per share outstanding...   $      7.88
                                             ===========

STATEMENT OF OPERATIONS
For the six months ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends...............................   $    42,302
  Interest................................         3,501
                                             -----------
        Total income......................        45,803
                                             -----------
Expenses:
  Manager.................................       105,345
  Professional............................        15,446
  Shareholder communication...............         8,451
  Custodian...............................         4,993
  Portfolio pricing.......................         3,059
  Directors...............................         1,777
  Service.................................            29
  Miscellaneous...........................         6,493
                                             -----------
        Total expenses before
          reimbursement...................       145,593
  Expense reimbursement from Manager......        (9,317)
                                             -----------
        Net expenses......................       136,276
                                             -----------
Net investment loss.......................       (90,473)
                                             -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized loss on investments..........    (1,839,099)
Net change in unrealized depreciation
  on investments..........................     7,924,809
                                             -----------
Net realized and unrealized gain on
  investments.............................     6,085,710
                                             -----------
Net increase in net assets resulting from
  operations..............................   $ 5,995,237
                                             ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003 (Unaudited) and the year ended December 31, 2002

                                                                 2003          2002
                                                              -------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $   (90,473)  $  (132,025)
  Net realized loss on investments..........................   (1,839,099)   (4,999,639)
  Net change in unrealized depreciation on investments......    7,924,809    (1,935,693)
                                                              -----------   -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................    5,995,237    (7,067,357)
                                                              -----------   -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Initial Class...........................................   14,926,521    18,745,557
    Service Class...........................................      873,424            --
  Cost of shares redeemed:
    Initial Class...........................................   (1,995,288)   (2,415,281)
                                                              -----------   -----------
  Increase in net assets derived from capital share
    transactions............................................   13,804,657    16,330,276
                                                              -----------   -----------
Net increase in net assets..................................   19,799,894     9,262,919
NET ASSETS:
Beginning of period.........................................   23,230,216    13,967,297
                                                              -----------   -----------
End of period...............................................  $43,030,110   $23,230,216
                                                              ===========   ===========
Accumulated net investment loss at end of period............  $   (90,473)  $        --
                                                              ===========   ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                   INITIAL CLASS                       SERVICE CLASS
                                                   ----------------------------------------------      --------------
                                                                                       JULY 2,            JUNE 5,
                                                   SIX MONTHS          YEAR            2001(a)            2003(a)
                                                     ENDED            ENDED            THROUGH            THROUGH
                                                    JUNE 30,       DECEMBER 31,      DECEMBER 31,         JUNE 30,
                                                     2003*             2002              2001              2003*
                                                   ----------------------------------------------------------------
Net asset value at beginning of period...........   $  6.54          $  9.16           $ 10.00            $  7.93
                                                    -------          -------           -------            -------
Net investment loss (b)..........................     (0.02)           (0.05)            (0.02)             (0.00)(c)
Net realized and unrealized gain (loss) on
  investments....................................      1.36            (2.57)            (0.82)             (0.05)
                                                    -------          -------           -------            -------
Total from investment operations.................      1.34            (2.62)            (0.84)             (0.05)
                                                    -------          -------           -------            -------
Net asset value at end of period.................   $  7.88          $  6.54           $  9.16            $  7.88
                                                    =======          =======           =======            =======
Total investment return..........................     20.47%(d)       (28.59%)           (8.43%)(d)          1.39%(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss............................     (0.64%)+         (0.67%)           (0.41%)+           (0.89%)+
  Net expenses...................................      0.96%+           0.97%             0.97%+             1.21%+
  Expenses (before reimbursement)................      1.03%+           1.10%             1.79%+             1.28%+
Portfolio turnover rate..........................        33%             163%               57%                33%
Net assets at end of period (in 000's)...........   $42,160          $23,230           $13,967            $   871

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)


COMMON STOCKS (96.6%)+

                                       SHARES        VALUE
                                     ------------------------
AIRLINES (2.4%)
Atlantic Coast Airlines Holdings,
 Inc. (a)..........................      47,700   $   643,473
SkyWest, Inc. .....................      33,700       642,322
                                                  -----------
                                                    1,285,795
                                                  -----------
AUTOMOBILES (0.9%)
Winnebago Industries, Inc. ........      13,000       492,700
                                                  -----------

BANKS (3.7%)
Dime Community Bancshares..........      19,500       496,275
Southwest Bancorp. of
 Texas, Inc. (a)...................      14,600       474,646
UCBH Holdings, Inc. ...............      19,300       553,524
Wintrust Financial Corp. ..........      15,600       461,760
                                                  -----------
                                                    1,986,205
                                                  -----------
BIOTECHNOLOGY (3.5%)
Charles River Laboratories
 International, Inc. (a)...........       9,300       299,274
CV Therapeutics, Inc. (a)..........       8,000       237,280
ILEX Oncology, Inc. (a)............      14,400       279,504
Neurocrine Biosciences, Inc. (a)...       8,600       429,484
OSI Pharmaceuticals, Inc. (a)......       8,500       273,785
Techne Corp. (a)...................      11,000       333,740
                                                  -----------
                                                    1,853,067
                                                  -----------
CHEMICALS (0.7%)
Airgas, Inc. ......................      22,400       375,200
                                                  -----------

COMMERCIAL SERVICES & SUPPLIES (5.1%)
BISYS Group, Inc. (The) (a)........      25,700       472,109
Corinthian Colleges, Inc. (a)......       5,600       271,992
Corporate Executive Board Co. (The)
 (a)...............................      13,100       530,943
Education Management Corp. (a).....       8,500       452,030
Headwaters, Inc. (a)...............      27,800       408,382
Kroll, Inc. (a)....................      20,700       560,142
                                                  -----------
                                                    2,695,598
                                                  -----------
COMMUNICATIONS EQUIPMENT (4.2%)
Avocent Corp. (a)..................      21,000       628,530
Emulex Corp. (a)...................      12,500       284,625
Inter-Tel, Inc. ...................      13,000       275,860
NetScreen Technologies, Inc. (a)...      23,400       527,670
Westell Technologies, Inc. Class A
 (a)...............................      59,700       516,405
                                                  -----------
                                                    2,233,090
                                                  -----------
COMPUTERS & PERIPHERALS (1.3%)
Applied Films Corp. (a)............      26,900       696,172
                                                  -----------

DIVERSIFIED FINANCIALS (2.4%)
Affiliated Managers Group, Inc.
 (a)...............................       9,400       572,930
Jefferies Group, Inc. .............      14,100       702,039
                                                  -----------
                                                    1,274,969
                                                  -----------


                                       SHARES        VALUE
                                     ------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (4.6%)
Amphenol Corp. Class A (a).........      16,000   $   749,120
FLIR Systems, Inc. (a).............      22,600       681,390
ScanSource, Inc. (a)...............      21,900       585,825
Trimble Navigation Ltd. (a)........      19,900       456,307
                                                  -----------
                                                    2,472,642
                                                  -----------
ENERGY EQUIPMENT & SERVICES (2.5%)
Key Energy Services, Inc. (a)......      44,700       479,184
Superior Energy Services, Inc.
 (a)...............................      43,100       408,588
W-H Energy Services, Inc. (a)......      24,100       469,468
                                                  -----------
                                                    1,357,240
                                                  -----------
FOOD & DRUG RETAILING (0.9%)
Performance Food Group Co. (a).....      13,100       484,700
                                                  -----------

FOOD PRODUCTS (0.4%)
American Italian Pasta Co. Class A
 (a)...............................       5,100       212,415
                                                  -----------

HEALTH CARE EQUIPMENT & SUPPLIES (3.9%)
ALARIS Medical Systems, Inc. (a)...      23,200       300,440
Diagnostic Products Corp. .........       8,900       365,345
Kensey Nash Corp. (a)..............      10,100       262,600
K-V Pharmaceutical Co. Class A
 (a)...............................      11,100       308,580
Respironics, Inc. (a)..............       9,700       363,944
Wilson Greatbatch Technologies,
 Inc. (a)..........................      13,200       476,520
                                                  -----------
                                                    2,077,429
                                                  -----------
HEALTH CARE PROVIDERS & SERVICES (6.4%)
AdvancePCS (a).....................      11,400       435,822
Coventry Health Care, Inc. (a).....      12,500       577,000
Henry Schein, Inc. (a).............       7,600       397,784
Mid Atlantic Medical Services, Inc.
 (a)...............................       9,600       502,080
Odyssey Healthcare, Inc. (a).......      20,100       743,700
Priority Healthcare Corp. Class B
 (a)...............................      15,700       291,235
VCA Antech, Inc. (a)...............      24,800       485,336
                                                  -----------
                                                    3,432,957
                                                  -----------
HOTELS, RESTAURANTS & LEISURE (4.4%)
P.F. Chang's China Bistro, Inc.
 (a)...............................      12,500       615,125
Panera Bread Co. Class A (a).......      16,900       676,000
Shuffle Master, Inc. (a)...........      14,800       434,972
Station Casinos, Inc. (a)..........      24,800       626,200
                                                  -----------
                                                    2,352,297
                                                  -----------
HOUSEHOLD DURABLES (4.9%)
Harman International Industries,
 Inc. .............................       7,000       553,980
M.D.C. Holdings, Inc. .............      10,164       490,718
Meritage Corp. (a).................      11,300       556,638
Ryland Group, Inc. (The)...........       6,800       471,920
Yankee Candle Co., Inc. (The)
 (a)...............................      22,800       529,416
                                                  -----------
                                                    2,602,672
                                                  -----------
INDUSTRIAL CONGLOMERATES (1.3%)
ESCO Technologies, Inc. (a)........      15,500       682,000
                                                  -----------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                       SHARES        VALUE
                                     ------------------------
INTERNET & CATALOG RETAIL (1.0%)
Netflix, Inc. (a)..................      21,700   $   554,435
                                                  -----------

INTERNET SOFTWARE & SERVICES (1.0%)
Radware Ltd. (a)...................      30,600       524,178
                                                  -----------

IT CONSULTING & SERVICES (2.0%)
CACI International, Inc. Class A
 (a)...............................      12,400       425,320
Manhattan Associates, Inc. (a).....      25,600       664,832
                                                  -----------
                                                    1,090,152
                                                  -----------
LEISURE EQUIPMENT & PRODUCTS (1.1%)
Hibbett Sporting Goods, Inc. (a)...      18,300       602,802
                                                  -----------

MACHINERY (1.6%)
CLARCOR, Inc. .....................      12,700       489,585
Cummins, Inc. .....................      10,100       362,489
                                                  -----------
                                                      852,074
                                                  -----------
MEDIA (1.2%)
Radio One, Inc. Class D (a)........      35,700       634,389
                                                  -----------

MULTILINE RETAIL (0.7%)
Fred's, Inc. ......................      10,200       379,236
                                                  -----------

OFFICE ELECTRONICS (1.3%)
Global Imaging Systems, Inc. (a)...      28,900       669,324
                                                  -----------
OIL & GAS (1.0%)
Evergreen Resources, Inc. (a)......       9,400       510,514
                                                  -----------
PHARMACEUTICALS (4.3%)
American Pharmaceutical Partners,
 Inc. (a)..........................      15,500       525,450
Medicis Pharmaceutical Corp. Class
 A.................................       8,600       487,620
MGI Pharma, Inc. (a)...............       9,800       251,174
NPS Pharmaceuticals, Inc. (a)......       9,900       240,966
Taro Pharmaceutical Industries Ltd.
 (a)...............................      13,900       762,832
                                                  -----------
                                                    2,268,042
                                                  -----------
ROAD & RAIL (1.3%)
Knight Transportation, Inc. (a)....      11,650       290,085
Werner Enterprises, Inc. ..........      17,900       379,480
                                                  -----------
                                                      669,565
                                                  -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (9.2%)
Advanced Energy Industries, Inc.
 (a)...............................      26,600       379,050
Artisan Components, Inc. (a).......      20,300       458,983
ASM International N.V. (a).........      28,200       419,334
ATMI, Inc. (a).....................      20,600       514,382
Cymer, Inc. (a)....................      19,200       605,952


                                       SHARES        VALUE
                                     ------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (Continued)
Fairchild Semiconductor
 International, Inc. (a)...........      44,600   $   570,434
Integrated Circuit Systems, Inc.
 (a)...............................      24,600       773,178
MKS Instruments, Inc. (a)..........      23,000       415,610
Rudolph Technologies, Inc. (a).....      27,000       430,920
Zoran Corp. (a)....................      17,400       334,254
                                                  -----------
                                                    4,902,097
                                                  -----------
SOFTWARE (6.9%)
Altiris, Inc. (a)..................      29,000       581,450
Business Objects S.A. ADR (a)(b)...      26,600       583,870
Documentum, Inc. (a)...............      18,800       369,796
Hyperion Solutions Corp. (a).......       9,800       330,848
NetIQ Corp. (a)....................      35,000       541,100
Progress Software Corp. (a)........      27,700       574,221
SERENA Software, Inc. (a)..........      32,400       676,512
                                                  -----------
                                                    3,657,797
                                                  -----------
SPECIALTY RETAIL (8.6%)
A.C. Moore Arts & Crafts, Inc.
 (a)...............................      35,800       717,074
Advance Auto Parts, Inc. (a).......       8,500       517,650
Guitar Center, Inc. (a)............      20,000       580,000
Hot Topic, Inc. (a)................      20,100       540,891
PETCO Animal Supplies, Inc. (a)....      24,500       532,630
Pier 1 Imports, Inc. ..............      24,200       493,680
Select Comfort Corp. (a)...........      31,800       520,884
Sharper Image Corp. (a)............      24,900       679,023
                                                  -----------
                                                    4,581,832
                                                  -----------
TEXTILES, APPAREL & LUXURY GOODS (1.0%)
Fossil, Inc. (a)...................      22,700       534,812
                                                  -----------

TRADING COMPANIES & DISTRIBUTORS (0.9%)
MSC Industrial Direct Co., Inc.
 Class A (a).......................      26,400       472,560
                                                  -----------
Total Common Stocks
 (Cost $44,808,559)................                51,470,957
                                                  -----------
SHORT-TERM INVESTMENTS (4.2%)
                                      PRINCIPAL
                                         AMOUNT
                                     ----------
COMMERCIAL PAPER (0.6%)
UBS Finance Delaware LLC
 1.31%, due 7/1/03.................  $  335,000       335,000
                                                  -----------
Total Commercial Paper
 (Cost $335,000)...................                   335,000
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

SHORT-TERM INVESTMENTS (CONTINUED)
                                       SHARES        VALUE
                                     ------------------------
INVESTMENT COMPANY (3.6%)
Merrill Lynch Premier
 Institutional Fund................   1,913,628   $ 1,913,628
                                                  -----------
Total Investment Company
 (Cost $1,913,628).................                 1,913,628
                                                  -----------
Total Short-Term Investments
 (Cost $2,248,628).................                 2,248,628
                                                  -----------
Total Investments
 (Cost $47,057,187) (c)............       100.8%   53,719,585(d)
Liabilities in Excess of
 Cash and Other Assets.............        (0.8)     (446,921)
                                     ----------   -----------
Net Assets.........................       100.0%  $53,272,664
                                     ==========   ===========

------------
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  The cost for federal income tax purposes is $47,767,556.
(d) At June 30, 2003 net unrealized appreciation was $5,952,029, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $7,306,478 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,354,449.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $47,057,187)...........   $53,719,585
Cash......................................         2,324
Receivables:
  Investment securities sold..............     1,632,260
  Fund shares sold........................       143,256
  Dividends...............................         6,198
                                             -----------
        Total assets......................    55,503,623
                                             -----------
LIABILITIES:
Payables:
  Investment securities purchased.........     2,160,835
  Manager.................................        30,983
  Shareholder communication...............        13,109
  Fund shares redeemed....................         2,829
  Custodian...............................         2,507
  NYLIFE Distributors.....................            24
Accrued expenses..........................        20,672
                                             -----------
        Total liabilities.................     2,230,959
                                             -----------
Net assets................................   $53,272,664
                                             ===========
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class...........................   $    65,152
  Service Class...........................           425
Additional paid-in capital................    55,185,584
Accumulated net investment loss...........      (145,928)
Accumulated net realized loss on
  investments.............................    (8,494,967)
Net unrealized appreciation on
  investments.............................     6,662,398
                                             -----------
Net assets................................   $53,272,664
                                             ===========
Initial Class
  Net assets applicable to outstanding
    shares................................   $52,927,676
                                             ===========
  Shares of capital stock outstanding.....     6,515,244
                                             ===========
  Net asset value per share outstanding...   $      8.12
                                             ===========
Service Class
  Net assets applicable to outstanding
    shares................................   $   344,988
                                             ===========
  Shares of capital stock outstanding.....        42,474
                                             ===========
  Net asset value per share outstanding...   $      8.12
                                             ===========

STATEMENT OF OPERATIONS
For the six months ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a)...........................   $    33,352
  Interest................................         7,085
                                             -----------
        Total income......................        40,437
                                             -----------
Expenses:
  Manager.................................       196,147
  Professional............................        16,258
  Shareholder communication...............        12,637
  Custodian...............................         9,694
  Portfolio pricing.......................         3,103
  Directors...............................         2,035
  Service.................................            24
  Miscellaneous...........................         6,575
                                             -----------
        Total expenses before
          reimbursement...................       246,473
  Expense reimbursement from Manager......       (60,108)
                                             -----------
        Net expenses......................       186,365
                                             -----------
Net investment loss.......................      (145,928)
                                             -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments..........       158,470
Net change in unrealized appreciation on
  investments.............................     6,517,948
                                             -----------
Net realized and unrealized gain on
  investments.............................     6,676,418
                                             -----------
Net increase in net assets resulting from
  operations..............................   $ 6,530,490
                                             ===========
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $322.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003 (Unaudited) and the year ended December 31, 2002

                                                                 2003          2002
                                                              -------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (145,928)  $  (194,989)
  Net realized gain (loss) on investments...................      158,470    (7,258,511)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    6,517,948    (1,482,269)
                                                              -----------   -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................    6,530,490    (8,935,769)
                                                              -----------   -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Initial Class...........................................   16,004,009    27,782,452
    Service Class...........................................      346,169            --
  Cost of shares redeemed:
    Initial Class...........................................   (3,976,147)   (4,913,217)
                                                              -----------   -----------
  Increase in net assets derived from capital share
    transactions............................................   12,374,031    22,869,235
                                                              -----------   -----------
Net increase in net assets..................................   18,904,521    13,933,466
NET ASSETS:
Beginning of period.........................................   34,368,143    20,434,677
                                                              -----------   -----------
End of period...............................................  $53,272,664   $34,368,143
                                                              ===========   ===========
Accumulated net investment loss at end of period............  $  (145,928)  $        --
                                                              ===========   ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                   INITIAL CLASS                       SERVICE CLASS
                                                  -----------------------------------------------      --------------
                                                                                       JULY 2,            JUNE 5,
                                                  SIX MONTHS           YEAR            2001(a)            2003(a)
                                                     ENDED            ENDED            THROUGH            THROUGH
                                                   JUNE 30,        DECEMBER 31,      DECEMBER 31,         JUNE 30,
                                                     2003*             2002              2001              2003*
                                                  ------------------------------------------------------------------
Net asset value at beginning of period..........    $  7.03          $  9.55           $ 10.00            $  8.06
                                                    -------          -------           -------            -------
Net investment loss (b).........................      (0.02)           (0.05)            (0.02)             (0.00)(c)
Net realized and unrealized gain (loss) on
  investments...................................       1.11            (2.47)            (0.43)              0.06
                                                    -------          -------           -------            -------
Total from investment operations................       1.09            (2.52)            (0.45)              0.06
                                                    -------          -------           -------            -------
Net asset value at end of period................    $  8.12          $  7.03           $  9.55            $  8.12
                                                    =======          =======           =======            =======
Total investment return.........................      15.61%(d)       (26.41%)           (4.52%)(d)          0.79%(d)
Ratios (to average net assets)/ Supplemental
  Data:
  Net investment loss...........................      (0.74%)+         (0.68%)           (0.50%)+           (0.99%)+
  Net expenses..................................       0.95%+           0.95%             0.95%+             1.20%+
  Expenses (before reimbursement)...............       1.26%+           1.29%             1.96%+             1.51%+
Portfolio turnover rate.........................         50%             126%               55%                50%
Net assets at end of period (in 000's)..........    $52,928          $34,368           $20,435            $   345

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)


LONG-TERM BONDS (35.2%)+
ASSET-BACKED SECURITIES (2.0%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
AIRLINES (0.0%)(b)
Continental Airlines, Inc.
 Pass-Through Certificates
 Series 971B
 7.461%, due 4/1/13..............  $   222,758   $    163,350
                                                 ------------
AIRPLANE LEASES (0.0%)(b)
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 2001-1 Class C
 7.626%, due 4/1/10..............      265,855        207,673
                                                 ------------

AUTO LEASES (0.8%)
BMW Vehicle Owner Trust
 Series 2003-A Class A3
 1.94%, due 2/25/07..............      875,000        882,037
Daimler Chrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05..............    3,122,013      3,152,514
                                                 ------------
                                                    4,034,551
                                                 ------------
CONSUMER LOANS (0.2%)
Atlantic City Electric Transition
 Funding LLC
 Series 2002-1 Class A4
 5.55%, due 10/20/23.............      850,000        899,014
                                                 ------------

DIVERSIFIED FINANCIALS (0.4%)
Consumers Funding LLC
 Series 2001-1 Class A6
 5.76%, due 10/20/16.............    1,610,000      1,787,300
Vanderbilt Mortgage Finance
 Series 1999-B Class 1A4
 6.545%, due 4/7/18..............      450,000        474,436
                                                 ------------
                                                    2,261,736
                                                 ------------
ELECTRIC UTILITIES (0.1%)
AES Eastern Energy, L.P.
 Pass-Through Certificates Series
 1999-A
 9.00%, due 1/2/17...............      205,000        217,813
                                                 ------------

FINANCIAL SERVICES (0.1%)
Capital One Master Trust
 Series 2001-5 Class A
 5.30%, due 6/15/09..............      480,000        516,792
                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
Public Service of New Hampshire
 Funding LLC
 Pass-Through Certificates
 Series 2002-1 Class A
 4.58%, due 2/1/08...............    1,728,884      1,834,796


                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
MULTI-UTILITIES & UNREGULATED POWER (Continued)
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c)..........  $   375,000   $    339,375
                                                 ------------
                                                    2,174,171
                                                 ------------
Total Asset-Backed Securities
 (Cost $10,111,582)..............                  10,475,100
                                                 ------------

CORPORATE BONDS (12.5%)
AEROSPACE & DEFENSE (0.1%)
Sequa Corp.
 Series B
 8.875%, due 4/1/08..............      225,000        235,125
 8.875%, due 4/1/08 (c)..........       60,000         62,700
                                                 ------------
                                                      297,825
                                                 ------------
AIRLINES (0.1%)
American Airlines, Inc.
 8.608%, due 4/1/11..............      165,000        115,286
Delta Air Lines, Inc.
 Series C
 6.65%, due 3/15/04..............      110,000        105,050
 8.30%, due 12/15/29.............      330,000        232,650
                                                 ------------
                                                      452,986
                                                 ------------
AUTO COMPONENTS (0.1%)
Dana Corp.
 9.00%, due 8/15/11..............      115,000        124,487
Lear Corp.
 Series B
 8.11%, due 5/15/09..............       95,000        108,775
                                                 ------------
                                                      233,262
                                                 ------------
AUTOMOBILES (0.2%)
General Motors Corp.
 7.125%, due 7/15/13.............      335,000        333,211
 8.375%, due 7/15/33.............      945,000        928,170
                                                 ------------
                                                    1,261,381
                                                 ------------
BANKS (0.4%)
BankBoston North America
 7.00%, due 9/15/07..............      610,000        707,392
Capital One Bank
 4.875%, due 5/15/08.............      645,000        658,228
FleetBoston Financial Corp.
 3.85%, due 2/15/08..............      485,000        503,344
                                                 ------------
                                                    1,868,964
                                                 ------------
CHEMICALS (0.3%)
Equistar Chemicals, L.P.
 7.55%, due 2/15/26..............      275,000        211,750
Equistar Chemicals, L.P./Equistar
 Funding Corp.
 10.125%, due 9/1/08.............       95,000         97,850
 10.625%, due 5/1/11 (c).........      140,000        143,500

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
CHEMICALS (Continued)
FMC Corp.
 10.25%, due 11/1/09.............  $   200,000   $    225,000
Lyondell Chemical Co.
 9.50%, due 12/15/08.............      230,000        218,500
Millennium America, Inc.
 7.625%, due 11/15/26............      535,000        497,550
PolyOne Corp.
 10.625%, due 5/15/10 (c)........      115,000        112,125
Terra Capital, Inc.
 12.875%, due 10/15/08...........      215,000        228,975
                                                 ------------
                                                    1,735,250
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.2%)
Moore North America Finance, Inc.
 7.875%, due 1/15/11 (c).........      155,000        161,587
Waste Management, Inc.
 6.375%, due 11/15/12............      575,000        653,799
WMX Technologies, Inc.
 7.00%, due 10/15/06.............      370,000        418,342
                                                 ------------
                                                    1,233,728
                                                 ------------
COMMUNICATIONS EQUIPMENT (0.0%)(b)
Motorola, Inc.
 6.75%, due 2/1/06...............      100,000        109,000
                                                 ------------

CONSTRUCTION MATERIALS (0.2%)
Masco Corp.
 6.75%, due 3/15/06..............    1,005,000      1,117,822
                                                 ------------

CONTAINERS & PACKAGING (0.2%)
Owens-Brockway Glass Container,
 Inc.
 7.75%, due 5/15/11 (c)..........      235,000        248,513
 8.875%, due 2/15/09.............      170,000        184,450
Sealed Air Corp.
 8.75%, due 7/1/08 (c)...........      505,000        597,292
                                                 ------------
                                                    1,030,255
                                                 ------------
DIVERSIFIED FINANCIALS (1.4%)
Bear Stearns Cos., Inc. (The)
 4.00%, due 1/31/08..............      705,000        737,456
Cedar Brakes II LLC
 9.875%, due 9/1/13..............      268,100        266,089
Citigroup, Inc.
 4.875%, due 5/7/15..............      945,000        971,887
General Motors Acceptance Corp.
 6.875%, due 8/28/12.............      140,000        139,672
Goldman Sachs Group, Inc. (The)
 5.25%, due 4/1/13...............      410,000        437,170
Household Finance Corp.
 8.00%, due 7/15/10..............      410,000        508,617
John Deere Capital Corp.
 3.90%, due 1/15/08..............    1,630,000      1,693,402


                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
DIVERSIFIED FINANCIALS (Continued)
MBNA Corp.
 6.25%, due 1/17/07..............  $   295,000   $    324,381
Morgan Stanley
 3.625%, due 4/1/08..............    2,205,000      2,259,708
                                                 ------------
                                                    7,338,382
                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.0%)
Citizens Communications Co.
 9.00%, due 8/15/31..............    2,080,000      2,802,548
 9.25%, due 5/15/11..............      315,000        407,594
Intermedia Communications, Inc.
 Series B
 8.875%, due 11/1/07 (h).........      755,000        558,700
 11.25%, due 7/15/07 (h).........      965,000        714,100
Qwest Capital Funding, Inc.
 5.875%, due 8/3/04..............    4,520,000      4,327,900
Qwest Corp.
 8.875%, due 3/15/12 (c).........      125,000        139,688
U.S. West Communications, Inc.
 5.625%, due 11/15/08............       10,000          9,600
 7.125%, due 11/15/43............       80,000         74,400
 7.20%, due 11/1/04..............      160,000        164,000
 7.25%, due 9/15/25..............      130,000        122,200
WorldCom, Inc.-WorldCom Group
 8.25%, due 5/15/31 (h)..........    4,180,000      1,233,100
                                                 ------------
                                                   10,553,830
                                                 ------------
ELECTRIC UTILITIES (0.3%)
CenterPoint Energy, Inc.
 6.85%, due 6/1/15 (c)...........      345,000        345,520
Consumers Energy Co.
 6.25%, due 9/15/06..............      240,000        266,458
DTE Energy Co.
 6.375%, due 4/15/33.............      605,000        630,464
TECO Energy, Inc.
 7.00%, due 5/1/12...............      130,000        126,750
 7.50%, due 6/15/10..............       95,000         96,900
                                                 ------------
                                                    1,466,092
                                                 ------------
ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric Co.
 6.00%, due 8/15/32..............      520,000        572,019
Thomas & Betts Corp.
 6.625%, due 5/7/08..............       35,000         35,525
 7.25%, due 6/1/13...............      180,000        180,000
 8.25%, due 1/15/04..............      225,000        231,750
                                                 ------------
                                                    1,019,294
                                                 ------------
ENERGY EQUIPMENT & SERVICES (0.1%)
Halliburton Co.
 8.75%, due 2/15/21..............       65,000         77,667
MSW Energy Holdings
 8.50%, due 9/1/10 (c)...........      220,000        226,050
                                                 ------------
                                                      303,717
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

CORPORATE BONDS (CONTINUED)

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
FOOD & DRUG RETAILING (0.2%)
Fred Meyer, Inc.
 7.375%, due 3/1/05..............  $   765,000   $    826,181
                                                 ------------

FOOD PRODUCTS (0.0%)(b)
Dole Food Co., Inc.
 8.75%, due 7/15/13..............       60,000         64,350
Smithfield Foods, Inc.
 7.625%, due 2/15/08.............      140,000        143,850
                                                 ------------
                                                      208,200
                                                 ------------
GAS UTILITIES (0.3%)
El Paso Corp.
 7.80%, due 8/1/31...............       50,000         42,125
Kinder Morgan Energy Partners,
 L.P.
 5.35%, due 8/15/07..............    1,165,000      1,269,768
                                                 ------------
                                                    1,311,893
                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.0%)(b)
Apogent Technologies, Inc.
 6.50%, due 5/15/13 (c)..........      195,000        201,338
                                                 ------------

HEALTH CARE PROVIDERS & SERVICES (1.0%)
AmerisourceBergen Corp.
 8.125%, due 9/1/08..............      200,000        220,000
Anthem, Inc.
 6.80%, due 8/1/12...............    1,120,000      1,307,553
Columbia/HCA, Inc.
 7.50%, due 11/15/95.............      145,000        137,296
 8.36%, due 4/15/24..............       80,000         90,071
 8.70%, due 2/10/10..............      965,000      1,149,355
HCA, Inc.
 8.75%, due 9/1/10...............      245,000        285,394
Manor Care, Inc.
 6.25%, due 5/1/13 (c)...........      235,000        243,225
 8.00%, due 3/1/08...............      375,000        421,875
McKesson Corp.
 7.65%, due 3/1/27...............      300,000        360,367
Quest Diagnostics, Inc.
 7.50%, due 7/12/11..............      730,000        878,867
Service Corp. International
 6.50%, due 3/15/08..............       35,000         34,212
 7.20%, due 6/1/06...............      115,000        115,575
Tenet Healthcare Corp.
 6.875%, due 11/15/31............      155,000        136,400
                                                 ------------
                                                    5,380,190
                                                 ------------
HOTELS, RESTAURANTS & LEISURE (0.3%)
Chumash Casino & Resort
 9.00%, due 7/15/10 (c)..........      110,000        118,800
Circus Circus Enterprises, Inc.
 7.00%, due 11/15/36.............      105,000        108,150
Harrah's Operating Co., Inc.
 8.00%, due 2/1/11...............      205,000        247,129
Hilton Hotels Corp.
 7.50%, due 12/15/17.............      155,000        159,650
ITT Corp.
 7.375%, due 11/15/15............      530,000        547,887

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
HOTELS, RESTAURANTS & LEISURE (Continued)
Park Place Entertainment Corp.
 7.00%, due 4/15/13 (c)..........  $   110,000   $    117,700
 8.125%, due 5/15/11.............      105,000        115,238
Station Casinos, Inc.
 8.375%, due 2/15/08.............      200,000        216,000
                                                 ------------
                                                    1,630,554
                                                 ------------
HOUSEHOLD DURABLES (0.2%)
Mohawk Industries, Inc.
 Series C
 6.50%, due 4/15/07..............      755,000        844,970
                                                 ------------

INSURANCE (0.1%)
Crum & Forster
 10.375%, due 6/15/13 (c)........      115,000        116,438
Fund American Cos., Inc.
 5.875%, due 5/15/13.............      595,000        622,150
                                                 ------------
                                                      738,588
                                                 ------------
IT CONSULTING & SERVICES (0.0%)(b)
Unisys Corp.
 6.875%, due 3/15/10.............      115,000        119,600
                                                 ------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Hasbro, Inc.
 5.60%, due 11/1/05..............       85,000         87,231
 8.50%, due 3/15/06..............      210,000        229,950
                                                 ------------
                                                      317,181
                                                 ------------
MACHINERY (0.1%)
Cummins, Inc.
 6.45%, due 3/1/05...............      115,000        117,300
Navistar International Corp.
 Series B
 9.375%, due 6/1/06..............      205,000        222,938
                                                 ------------
                                                      340,238
                                                 ------------
MEDIA (1.4%)
Belo (A.H.) Corp.
 8.00%, due 11/1/08..............      200,000        242,170
Comcast Cable Communications,
 Inc.
 6.75%, due 1/30/11..............      355,000        407,494
Continental Cablevision, Inc.
 8.625%, due 8/15/03.............       65,000         65,469
 8.875%, due 9/15/05.............      110,000        124,725
 9.50%, due 8/1/13...............      160,000        184,172
Cox Communications, Inc.
 7.125%, due 10/1/12.............      210,000        250,768
 7.75%, due 11/1/10..............      100,000        122,320
CSC Holdings, Inc.
 Series B
 7.625%, due 4/1/11..............      245,000        247,450
Houghton Mifflin Co.
 7.20%, due 3/15/11..............      110,000        115,638
Jones Intercable, Inc.
 8.875%, due 4/1/07..............      125,000        132,056

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
MEDIA (Continued)
Liberty Media Corp.
 8.50%, due 7/15/29..............  $   195,000   $    230,683
News America, Inc.
 7.25%, due 5/18/18..............      400,000        476,446
Tele-Communications, Inc.
 9.80%, due 2/1/12...............      290,000        384,157
 10.125%, due 4/15/22............      480,000        681,119
Time Warner Entertainment Co. LP
 10.15%, due 5/1/12..............    2,805,000      3,837,610
                                                 ------------
                                                    7,502,277
                                                 ------------
METALS & MINING (0.2%)
Allegheny Ludlum Corp.
 6.95%, due 12/15/25.............      145,000        116,891
Peabody Energy Corp.
 6.875%, due 3/15/13 (c).........      435,000        455,662
United States Steel LLC
 10.75%, due 8/1/08..............      270,000        283,500
                                                 ------------
                                                      856,053
                                                 ------------
MULTILINE RETAIL (0.4%)
Target Corp.
 6.35%, due 11/1/32..............    1,350,000      1,505,389
Wal-Mart Stores, Inc.
 4.55%, due 5/1/13...............      730,000        759,395
                                                 ------------
                                                    2,264,784
                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER (0.5%)
PSE&G Power LLC
 6.875%, due 4/15/06.............    1,570,000      1,751,247
Southern California Edison Co.
 8.00%, due 2/15/07 (c)..........      215,000        235,694
Western Resources, Inc.
 7.125%, due 8/1/09..............      320,000        326,000
 7.875%, due 5/1/07..............      220,000        245,850
                                                 ------------
                                                    2,558,791
                                                 ------------
OIL & GAS (0.8%)
Chesapeake Energy Corp.
 7.50%, due 9/15/13 (c)..........      230,000        244,375
Forest Oil Corp.
 8.00%, due 12/15/11.............      220,000        236,500
Gulfterra Energy Partners, L.P.
 10.625%, due 12/1/12............      220,000        254,100
Kaneb Pipe Line Operating
 Partnership L.P.
 5.875%, due 6/1/13..............      900,000        923,396
Tesoro Petroleum Corp.
 8.00%, due 4/15/08 (c)..........      285,000        292,125
Tosco Corp.
 8.125%, due 2/15/30.............    1,380,000      1,849,537
Vintage Petroleum, Inc.
 8.25%, due 5/1/12...............      290,000        319,000
                                                 ------------
                                                    4,119,033
                                                 ------------
PAPER & FOREST PRODUCTS (0.3%)
Fort James Corp.
 6.625%, due 9/15/04.............       75,000         76,312
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
PAPER & FOREST PRODUCTS (Continued)
Georgia-Pacific Corp.
 7.25%, due 6/1/28...............  $   165,000   $    144,375
 8.875%, due 2/1/10 (c)..........      100,000        108,500
 9.375%, due 2/1/13 (c)..........       50,000         55,125
 9.50%, due 5/15/22..............      125,000        123,125
Pope & Talbot, Inc.
 8.375%, due 6/1/13..............      475,000        458,375
Rock-Tenn Co.
 8.20%, due 8/15/11..............      530,000        644,739
                                                 ------------
                                                    1,610,551
                                                 ------------
PHARMACEUTICALS (0.1%)
MedPartners, Inc.
 7.375%, due 10/1/06.............      285,000        304,238
                                                 ------------

REAL ESTATE (0.4%)
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11..............      260,000        289,099
Hospitality Properties Trust
 7.00%, due 3/1/08...............      220,000        235,865
HRPT Properties Trust
 6.40%, due 2/15/15..............    1,320,000      1,423,786
                                                 ------------
                                                    1,948,750
                                                 ------------
SPECIALTY RETAIL (0.1%)
AmeriGas Partners L.P./AmeriGas
 Eagle Finance Corp.
 Series B
 8.875%, due 5/20/11.............      400,000        436,000
                                                 ------------

TEXTILES, APPAREL & LUXURY GOODS (0.0%)(b)
Philips-Van Heusen Corp.
 8.125%, due 5/1/13 (c)..........      225,000        230,906
                                                 ------------

TOBACCO (0.0%)(b)
Standard Commercial
 Tobacco Co., Inc.
 8.875%, due 8/1/05..............      177,000        180,540
                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31...............      970,000      1,198,983
                                                 ------------
Total Corporate Bonds
 (Cost $62,972,319)..............                  65,151,627
                                                 ------------

FOREIGN BONDS (1.5%)

AIR FREIGHT & LOGISTICS (0.2%)
PSA Corp. Ltd.
 7.125%, due 8/1/05 (c)..........      900,000        998,918
                                                 ------------

BANKS (0.1%)
HSBC Holding PLC Tier II
 5.25%, due 12/12/12.............      425,000        453,270
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

FOREIGN BONDS (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
BEVERAGES (0.2%)
CIA Brasileira de Bebidas
 10.50%, due 12/15/11............  $ 1,140,000   $  1,265,400
                                                 ------------

CONTAINERS & PACKAGING (0.1%)
Norampac, Inc.
 6.75%, due 6/1/13 (c)...........      205,000        215,250
                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Telefonos de Mexico S.A.
 8.25%, due 1/26/06..............      350,000        392,875
                                                 ------------
FOREIGN GOVERNMENTS (0.5%)
Province of Quebec
 5.00%, due 7/17/09..............      920,000      1,008,417
Republic of Chile
 5.50%, due 1/15/03..............      480,000        507,840
Russian Federation
 5.00%, due 3/31/30..............      655,000        635,350
United Mexican States
 4.625%, due 10/8/08.............       95,000         96,995
 6.625%, due 3/3/15..............      280,000        297,500
                                                 ------------
                                                    2,546,102
                                                 ------------
METALS & MINING (0.2%)
BHP Finance USA Ltd.
 4.80%, due 4/15/13..............      980,000      1,021,784
IPSCO, Inc.
 8.75%, due 6/1/13 (c)...........      160,000        163,200
                                                 ------------
                                                    1,184,984
                                                 ------------
PAPER & FOREST PRODUCTS (0.0%)(b)
Norske Skog Canada Ltd.
 8.625%, due 6/15/11.............      135,000        141,075
                                                 ------------

ROAD & RAIL (0.0%)(b)
Grupo Transportacion Ferroviaria
 Mexicana, S.A. de C.V.
 12.50%, due 6/15/12.............      115,000        124,200
                                                 ------------
TRANSPORTATION INFRASTRUCTURE (0.1%)
Stena AB
 9.625%, due 12/1/12.............      145,000        159,319
Teekay Shipping Corp.
 8.875%, due 7/15/11.............      105,000        115,106
                                                 ------------
                                                      274,425
                                                 ------------
Total Foreign Bonds
 (Cost $7,028,391)...............                   7,596,499
                                                 ------------

MUNICIPAL BONDS (0.0%)(b)


                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
NEW JERSEY (0.0%)(b)
Tobacco Settlement Financing
 Corp.
 6.00%, due 6/1/37...............  $    10,000   $      8,236
 6.25%, due 6/1/43...............       65,000         54,876
 6.375%, due 6/1/32..............       10,000          9,024
 6.75%, due 6/1/39...............       30,000         27,276
                                                 ------------
                                                       99,412
                                                 ------------
RHODE ISLAND (0.0%)(b)
Tobacco Settlement Financing
 Corp.
 Series A
 6.25%, due 6/1/42...............       60,000         50,371
                                                 ------------
Total Municipal Bonds
 (Cost $143,595).................                     149,783
                                                 ------------

U.S. GOVERNMENT &
FEDERAL AGENCIES (18.8%)

FEDERAL NATIONAL MORTGAGE
ASSOCIATION (3.2%)
 4.00%, due 7/17/18 TBA (d)......    2,375,000      2,383,906
 4.50%, due 8/18/18 TBA (d)......    5,765,000      5,862,284
 4.625%, due 5/1/13..............      870,000        894,725
 4.75%, due 1/2/07...............    3,115,000      3,363,471
 5.00%, due 7/14/33 TBA (d)......      890,000        904,185
 5.50%, due 5/2/06...............    1,155,000      1,268,046
 6.25%, due 2/1/11...............      435,000        501,652
 7.00%, due 7/15/05..............    1,270,000      1,411,199
                                                 ------------
                                                   16,589,468
                                                 ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-THROUGH SECURITIES) (7.0%)
 4.50%, due 7/1/18...............    3,874,613      3,958,967
 5.50%, due 1/1/17-2/1//17 (e)...    9,872,856     10,256,448
 6.00%, due 5/1/29-8/1/32 (e)....    8,100,996      8,425,831
 6.50%, due 6/1/31-10/1/31.......    6,148,233      6,411,543
 7.00%, due 2/1/32-4/1/32........    3,704,552      3,901,255
 7.50%, due 8/1/31...............    3,417,233      3,630,697
                                                 ------------
                                                   36,584,741
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (2.0%)
 6.00%, due 4/15/29-8/15/32
   (f)...........................    6,611,184      6,939,248
 7.50%, due 12/15/23-12/15/28....    3,251,325      3,466,345
                                                 ------------
                                                   10,405,593
                                                 ------------
UNITED STATES TREASURY BONDS (0.9%)
 5.375%, due 2/15/31.............    1,585,000      1,784,797
 6.25%, due 5/15/30..............    1,235,000      1,537,479
 6.875%, due 8/15/25.............      530,000        698,316
 8.75%, due 8/15/20..............      410,000        627,861
                                                 ------------
                                                    4,648,453
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

U.S. GOVERNMENT &
FEDERAL AGENCIES (CONTINUED)

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
UNITED STATES TREASURY NOTES (5.7%)
 3.00%, due 2/15/08 (f)..........  $ 5,180,000   $  5,330,339
 3.625%, due 5/15/13.............      175,000        176,367
 4.375%, due 5/15/07 (f).........    6,805,000      7,392,993
 4.625%, due 5/15/06 (f).........    4,360,000      4,726,340
 4.875%, due 2/15/12 (f).........    3,655,000      4,062,759
 5.75%, due 8/15/10 (f)..........    1,475,000      1,726,499
 6.00%, due 8/15/09..............    3,150,000      3,715,646
 6.75%, due 5/15/05..............    2,205,000      2,428,342
                                                 ------------
                                                   29,559,285
                                                 ------------
Total U.S. Government & Federal
 Agencies
 (Cost $94,678,024)..............                  97,787,540
                                                 ------------
YANKEE BONDS (0.4%)

INSURANCE (0.0%)(b)
Fairfax Financial Holdings Ltd.
 7.75%, due 12/15/03.............       60,000         60,450
                                                 ------------
MARINE (0.0%)(b)
Sea Containers Ltd.
 Series B
 10.75%, due 10/15/06............       90,000         81,900
                                                 ------------

MEDIA (0.2%)
British Sky Broadcasting Group
 PLC
 6.875%, due 2/23/09.............      210,000        237,300
 7.30%, due 10/15/06.............      190,000        212,800
Rogers Cablesystems, Ltd.
 11.00%, due 12/1/15.............      210,000        237,300
Rogers Communications, Inc.
 8.875%, due 7/15/07.............      215,000        221,450
                                                 ------------
                                                      908,850
                                                 ------------
OIL & GAS (0.2%)
Husky Oil, Ltd.
 8.90%, due 8/15/28..............      665,000        768,075
                                                 ------------
Total Yankee Bonds
 (Cost $1,659,406)...............                   1,819,275
                                                 ------------
Total Long-Term Bonds
 (Cost $176,593,317).............                 182,979,824
                                                 ------------

COMMON STOCKS (62.6%)
                                     SHARES
                                   -----------
AEROSPACE & DEFENSE (1.9%)
Lockheed Martin Corp. ...........       87,200      4,148,104
United Technologies Corp. .......       83,500      5,914,305
                                                 ------------
                                                   10,062,409
                                                 ------------
AIR FREIGHT & LOGISTICS (1.1%)
FedEx Corp. .....................       88,300      5,477,249
                                                 ------------
                                     SHARES         VALUE
                                   --------------------------

AUTOMOBILES (1.2%)
Harley-Davidson, Inc. (f)........      154,100   $  6,142,426
                                                 ------------

BANKS (1.9%)
Bank of America Corp. ...........       74,300      5,871,929
Fifth Third Bancorp..............       69,100      3,962,194
                                                 ------------
                                                    9,834,123
                                                 ------------
BEVERAGES (1.6%)
Coca-Cola Co. (The)..............       87,200      4,046,952
PepsiCo, Inc. ...................       95,800      4,263,100
                                                 ------------
                                                    8,310,052
                                                 ------------
BIOTECHNOLOGY (1.5%)
Amgen, Inc. (a)..................       90,100      5,986,244
Genentech, Inc. (a)..............       27,000      1,947,240
                                                 ------------
                                                    7,933,484
                                                 ------------
CHEMICALS (1.7%)
Air Products & Chemicals,
 Inc. ...........................       91,500      3,806,400
Praxair, Inc. ...................       81,300      4,886,130
                                                 ------------
                                                    8,692,530
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.2%)
Cendant Corp. (a)................      308,500      5,651,720
First Data Corp. ................      140,600      5,826,464
                                                 ------------
                                                   11,478,184
                                                 ------------
COMMUNICATIONS EQUIPMENT (1.3%)
Cisco Systems, Inc. (a)..........      392,700      6,554,163
                                                 ------------

COMPUTERS & PERIPHERALS (2.8%)
Dell Computer Corp. (a)..........      158,100      5,052,876
Hewlett-Packard Co. .............      258,700      5,510,310
International Business Machines
 Corp. ..........................       50,900      4,199,250
                                                 ------------
                                                   14,762,436
                                                 ------------
DIVERSIFIED FINANCIALS (4.5%)
American Express Co. ............      157,900      6,601,799
Citigroup, Inc. .................      132,533      5,672,412
Fannie Mae.......................       84,000      5,664,960
Morgan Stanley...................      123,700      5,288,175
                                                 ------------
                                                   23,227,346
                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
Agilent Technologies, Inc. (a)...      159,500      3,118,225
                                                 ------------

ENERGY EQUIPMENT & SERVICES (1.8%)
Baker Hughes, Inc. ..............       94,900      3,185,793
BJ Services Co. (a)..............       94,000      3,511,840
Weatherford International Ltd.
 (a).............................       63,000      2,639,700
                                                 ------------
                                                    9,337,333
                                                 ------------
FOOD & DRUG RETAILING (1.9%)
SYSCO Corp. .....................      164,900      4,953,596
Walgreen Co. ....................      162,200      4,882,220
                                                 ------------
                                                    9,835,816
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   --------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.2%)
Baxter International, Inc. ......       78,400   $  2,038,400
Boston Scientific Corp. (a)......       71,500      4,368,650
Medtronic, Inc. .................      103,800      4,979,286
                                                 ------------
                                                   11,386,336
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (4.3%)
Cardinal Health, Inc. ...........       86,400      5,555,520
HCA, Inc. .......................      130,500      4,181,220
UnitedHealth Group, Inc. ........      144,800      7,276,200
WellPoint Health Networks, Inc.
 (a).............................       65,600      5,530,080
                                                 ------------
                                                   22,543,020
                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.1%)
InterActive Corp. (a)............      144,200      5,705,994
                                                 ------------
HOUSEHOLD PRODUCTS (1.1%)
Colgate-Palmolive Co. ...........       93,900      5,441,505
                                                 ------------

INDUSTRIAL CONGLOMERATES (1.0%)
General Electric Co. ............      179,500      5,148,060
                                                 ------------
INSURANCE (1.1%)
Marsh & McLennan Cos., Inc. .....      110,400      5,638,128
                                                 ------------

MACHINERY (2.1%)
Danaher Corp. ...................       76,200      5,185,410
Illinois Tool Works, Inc. .......       87,500      5,761,875
                                                 ------------
                                                   10,947,285
                                                 ------------
MEDIA (4.0%)
Clear Channel Communications,
 Inc. (a)........................      132,860      5,631,935
Gannett Co., Inc. ...............       54,900      4,216,869
Omnicom Group, Inc. .............       81,200      5,822,040
Viacom, Inc. Class B (a).........      120,951      5,280,721
                                                 ------------
                                                   20,951,565
                                                 ------------
MULTILINE RETAIL (3.1%)
Kohl's Corp. (a).................       98,600      5,066,068
Target Corp. ....................      133,500      5,051,640
Wal-Mart Stores, Inc. ...........      109,100      5,855,397
                                                 ------------
                                                   15,973,105
                                                 ------------
PHARMACEUTICALS (3.6%)
Forest Laboratories, Inc. (a)....       88,200      4,828,950
Johnson & Johnson................      123,300      6,374,610
Pfizer, Inc. ....................      215,200      7,349,080
                                                 ------------
                                                   18,552,640
                                                 ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.5%)
Analog Devices, Inc. (a).........      155,500      5,414,510
Applied Materials, Inc. (a)(f)...      218,200      3,460,652
Intel Corp. .....................      283,700      5,896,421
KLA-Tencor Corp. (a).............       80,600      3,747,094
Texas Instruments, Inc. .........      275,800      4,854,080
                                                 ------------
                                                   23,372,757
                                                 ------------
                                     SHARES         VALUE
                                   --------------------------
SOFTWARE (5.6%)
Electronic Arts, Inc. (a)........       66,300   $  4,905,537
Microsoft Corp. .................      319,100      8,172,151
Oracle Corp. (a).................      478,320      5,749,407
Symantec Corp. (a)...............      113,100      4,960,566
VERITAS Software Corp. (a).......      190,300      5,455,901
                                                 ------------
                                                   29,243,562
                                                 ------------
SPECIALTY RETAIL (2.9%)
Bed Bath & Beyond, Inc. (a)......      144,800      5,619,688
Lowe's Cos., Inc. ...............      107,700      4,625,715
TJX Cos., Inc. (The).............      267,400      5,037,816
                                                 ------------
                                                   15,283,219
                                                 ------------
Total Common Stocks
 (Cost $328,312,915).............                 324,952,952
                                                 ------------


SHORT-TERM
INVESTMENTS (9.2%)

                                    PRINCIPAL
                                      AMOUNT
                                   -----------

COMMERCIAL PAPER (1.7%)
Mica Funding LLC
 1.17%, due 7/8/03 (g)...........  $ 4,700,000      4,698,949
UBS Finance Delaware LLC
 1.31%, due 7/1/03...............    4,045,000      4,045,000
                                                 ------------
Total Commercial Paper
 (Cost $8,743,949)...............                   8,743,949
                                                 ------------

                                     SHARES
                                   -----------
INVESTMENT COMPANIES (2.3%)
AIM Institutional Funds Group
 (g).............................      761,274        761,274
Merrill Lynch Premier
 Institutional Fund..............   11,116,252     11,116,252
                                                 ------------
Total Investment Companies
 (Cost $11,877,526)..............                  11,877,526
                                                 ------------
                                    PRINCIPAL
                                     AMOUNT
                                   -----------
MASTER NOTE (1.9%)
Banc of America Securities LLC
 1.50%, due 7/1/03 (g)...........  $10,000,000     10,000,000
                                                 ------------
Total Master Note
 (Cost $10,000,000)..............                  10,000,000
                                                 ------------

REPURCHASE AGREEMENTS (3.3%)
Countrywide Securities Corp.
 1.455%, dated 6/30/03
 due 7/1/03 Proceeds at Maturity
 $12,000,485 (g)
 (Collateralized by Various Bonds
 with a Principal Amount of
 $33,054,731 and a
 Market Value of $12,504,609)....   12,000,000     12,000,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

SHORT-TERM INVESTMENTS (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
REPURCHASE AGREEMENTS (Continued)
Credit Suisse First Boston Corp.
 1.4249%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $5,000,198 (g)
 (Collateralized by Various Bonds
 with a Principal Amount of
 $5,125,000 and a
 Market Value of $5,103,049).....  $ 5,000,000   $  5,000,000
                                                 ------------
Total Repurchase Agreements
 (Cost $17,000,000)..............                  17,000,000
                                                 ------------
Total Short-Term Investments
 (Cost $47,621,475)..............                  47,621,475
                                                 ------------
Total Investments
 (Cost $552,527,707) (i).........        107.0%   555,554,251(j)
Liabilities in Excess of Cash and
 Other Assets....................         (7.0)   (36,188,136)
                                   -----------   ------------
Net Assets.......................        100.0%  $519,366,115
                                   ===========   ============

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) May be sold to institutional investors only.
(d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(e) Segregated or partially segregated as collateral for TBA.
(f) Represent securities out on loan or a portion which is out on loan. (See
    Note 2(J))
(g) Represents security or a portion thereof, purchased with cash collateral received for securities on loan.
(h) Issue in default.
(i) The cost for federal income tax purposes is $553,972,672.
(j) At June 30, 2003 net unrealized appreciation was $1,581,579, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $31,619,756 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $30,038,177.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost
  $552,527,707) -- including $32,460,223
  securities lending collateral.........   $ 555,554,251
Cash....................................          93,783
Deposit with broker for securities
  loaned................................           9,144
Receivables:
  Investment securities sold............      16,733,514
  Dividends and interest................       2,329,991
  Fund shares sold......................         208,731
                                           -------------
        Total assets....................     574,929,414
                                           -------------
LIABILITIES:
Securities lending collateral...........      32,469,367
Payables:
  Investment securities purchased.......      22,487,524
  Fund shares redeemed..................         203,381
  Adviser...............................         138,205
  Administrator.........................          86,378
  Custodian.............................           9,430
  NYLIFE Distributors...................              34
Accrued expenses........................         168,980
                                           -------------
        Total liabilities...............      55,563,299
                                           -------------
Net assets..............................   $ 519,366,115
                                           =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class.........................   $     351,921
  Service Class.........................             309
Additional paid-in capital..............     547,167,646
Accumulated undistributed net investment
  income................................       5,171,324
Accumulated net realized loss on
  investments...........................     (36,361,954)
Accumulated net realized gain on foreign
  currency transactions.................          10,325
Net unrealized appreciation on
  investments...........................       3,026,544
                                           -------------
Net assets..............................   $ 519,366,115
                                           =============
Initial Class
  Net assets applicable to outstanding
    shares..............................   $ 518,910,455
                                           =============
  Shares of capital stock outstanding...      35,192,098
                                           =============
  Net asset value per share
    outstanding.........................   $       14.75
                                           =============
Service Class
  Net assets applicable to outstanding
    shares..............................   $     455,660
                                           =============
  Shares of capital stock outstanding...          30,908
                                           =============
  Net asset value per share
    outstanding.........................   $       14.74
                                           =============


STATEMENT OF OPERATIONS
For the six months ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest..............................   $   5,449,502
  Dividends (a).........................       1,248,426
                                           -------------
        Total income....................       6,697,928
                                           -------------
Expenses:
  Advisory..............................         789,786
  Administration........................         493,616
  Shareholder communication.............         113,663
  Professional..........................          54,930
  Custodian.............................          29,815
  Portfolio pricing.....................          12,629
  Directors.............................          12,604
  Service...............................              34
  Miscellaneous.........................          10,005
                                           -------------
        Total expenses..................       1,517,082
                                           -------------
Net investment income...................       5,180,846
                                           -------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
Net realized gain from:
  Security transactions.................         202,634
  Foreign currency transactions.........          10,325
                                           -------------
Net realized gain on investments and
  foreign currency transactions.........         212,959
                                           -------------
Net change in unrealized depreciation on
  investments...........................      36,710,666
                                           -------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions..........................      36,923,625
                                           -------------
Net increase in net assets resulting
  from operations.......................   $  42,104,471
                                           =============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $770.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

TOTAL RETURN PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003 (Unaudited) and the year ended December 31, 2002

                                                                  2003            2002
                                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income......................................  $   5,180,846   $  13,340,182
 Net realized gain (loss) on investments and foreign
   currency transactions....................................        212,959     (25,138,566)
 Net change in unrealized appreciation (depreciation) on
   investments..............................................     36,710,666     (99,334,006)
                                                              -------------   -------------
 Net increase (decrease) in net assets resulting from
   operations...............................................     42,104,471    (111,132,390)
                                                              -------------   -------------
Dividends to shareholders:
 From net investment income:
   Initial Class............................................       (126,352)    (13,531,061)
                                                              -------------   -------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................     13,160,308      26,285,236
   Service Class............................................        462,054              --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends:
   Initial Class............................................        126,352      13,531,061
                                                              -------------   -------------
                                                                 13,748,714      39,816,297
 Cost of shares redeemed:
   Initial Class............................................    (34,845,183)    (95,821,950)
                                                              -------------   -------------
 Decrease in net assets derived from capital share
   transactions.............................................    (21,096,469)    (56,005,653)
                                                              -------------   -------------
Net increase (decrease) in net assets.......................     20,881,650    (180,669,104)
NET ASSETS:
Beginning of period.........................................    498,484,465     679,153,569
                                                              -------------   -------------
End of period...............................................  $ 519,366,115   $ 498,484,465
                                                              =============   =============
Accumulated undistributed net investment income at end of
 period.....................................................  $   5,171,324   $     116,830
                                                              =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                INITIAL CLASS                                       SERVICE CLASS
                               -------------------------------------------------------------------------------      -------------
                                                                                                                       JUNE 4,
                               SIX MONTHS                                                                              2003(a)
                                 ENDED                                                                                 THROUGH
                                JUNE 30,                           YEAR ENDED DECEMBER 31                             JUNE 30,
                                 2003*           2002          2001            2000       1999          1998            2003*
                               --------------------------------------------------------------------------------------------------
Net asset value at beginning
 of period....................  $  13.55       $  16.69      $  19.21        $  22.36   $  19.99      $  16.47         $14.79
                                --------       --------      --------        --------   --------      --------         ------
Net investment income.........      0.15           0.37          0.44(c)         0.43       0.39          0.38           0.01
Net realized and unrealized
 gain (loss) on investments...      1.05          (3.13)        (2.49)(c)       (1.36)      3.00          4.07          (0.06)
                                --------       --------      --------        --------   --------      --------         ------
Total from investment
 operations...................      1.20          (2.76)        (2.05)          (0.93)      3.39          4.45          (0.05)
                                --------       --------      --------        --------   --------      --------         ------
Less dividends and
 distributions:
 From net investment income...     (0.00)(d)      (0.38)        (0.44)          (0.43)     (0.39)        (0.38)            --
 From net realized gain on
   investments................        --             --         (0.03)          (1.79)     (0.63)        (0.55)            --
                                --------       --------      --------        --------   --------      --------         ------
Total dividends and
 distributions................     (0.00)(d)      (0.38)        (0.47)          (2.22)     (1.02)        (0.93)            --
                                --------       --------      --------        --------   --------      --------         ------
Net asset value at end of
 period.......................  $  14.75       $  13.55      $  16.69        $  19.21   $  22.36      $  19.99         $14.74
                                ========       ========      ========        ========   ========      ========         ======
Total investment return.......      8.84%(b)     (16.57%)      (10.69%)         (4.36%)    17.02%        27.13%         (0.33%)(b)
Ratios (to average net
 assets)/ Supplemental Data:
 Net investment income........      2.09%+         2.28%         2.42%(c)        2.05%      1.88%         2.20%          1.84%+
 Expenses.....................      0.61%+         0.61%         0.59%           0.59%      0.58%         0.60%          0.86%+
Portfolio turnover rate.......        39%           101%          125%            120%       133%          158%            39%
Net assets at end of period
 (in 000's)...................  $518,910       $498,484      $679,154        $805,862   $821,531      $644,361         $  456

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Decrease net investment income..............................  $(0.02)
Increase net realized and unrealized gains and losses.......    0.02
Decrease ratio of net investment income.....................   (0.12%)

(d)  Less than one cent per share.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)


COMMON STOCKS (92.5%)+
                                        SHARES        VALUE
                                      -------------------------
AEROSPACE & DEFENSE (4.9%)
Boeing Co. (The)..................       137,900   $  4,732,728
Northrop Grumman Corp. ...........        42,700      3,684,583
Raytheon Co. .....................       273,100      8,968,604
                                                   ------------
                                                     17,385,915
                                                   ------------
AUTO COMPONENTS (1.2%)
Delphi Corp. .....................       489,000      4,220,070
                                                   ------------

BANKS (12.0%)
Bank of America Corp. ............       167,400     13,229,622
Bank One Corp. ...................       113,700      4,227,366
FleetBoston Financial Corp. ......       168,730      5,012,968
PNC Financial Services Group, Inc.
 (The)............................       130,800      6,384,348
Wachovia Corp. ...................       106,000      4,235,760
Washington Mutual, Inc. ..........       233,700      9,651,810
                                                   ------------
                                                     42,741,874
                                                   ------------
BUILDING PRODUCTS (1.9%)
American Standard Cos., Inc.
 (a)..............................        91,600      6,771,988
                                                   ------------
COMMUNICATIONS EQUIPMENT (0.6%)
Motorola, Inc. ...................       231,800      2,185,874
                                                   ------------

COMPUTERS & PERIPHERALS (1.7%)
International Business Machines
 Corp. ...........................        73,200      6,039,000
                                                   ------------

CONTAINERS & PACKAGING (2.1%)
Smurfit-Stone Container Corp.
 (a)..............................       572,400      7,458,372
                                                   ------------

DIVERSIFIED FINANCIALS (12.0%)
Citigroup, Inc. ..................       254,397     10,888,192
Goldman Sachs Group, Inc. (The)...       107,000      8,961,250
iShares Russell 1000 Value Index
 (d)..............................       302,600     15,302,482
Merrill Lynch & Co., Inc. ........       162,200      7,571,496
                                                   ------------
                                                     42,723,420
                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (5.7%)
ALLTEL Corp. .....................       116,700      5,627,274
BellSouth Corp. ..................       171,000      4,553,730
SBC Communications, Inc. .........        61,000      1,558,550
Verizon Communications, Inc. .....       213,400      8,418,630
                                                   ------------
                                                     20,158,184
                                                   ------------
ELECTRIC UTILITIES (2.3%)
FirstEnergy Corp. ................       114,200      4,390,990
Southern Co. (The)................       123,200      3,838,912
                                                   ------------
                                                      8,229,902
                                                   ------------
ELECTRICAL EQUIPMENT (3.1%)
Cooper Industries, Ltd.
 Class A..........................       268,900     11,105,570
                                                   ------------


                                        SHARES        VALUE
                                      -------------------------

ENERGY EQUIPMENT & SERVICES (1.3%)
Transocean, Inc. (a)..............       204,300   $  4,488,471
                                                   ------------

FOOD & DRUG RETAILING (4.9%)
CVS Corp. ........................       358,000     10,034,740
Kroger Co. (The) (a)..............       456,700      7,617,756
                                                   ------------
                                                     17,652,496
                                                   ------------
FOOD PRODUCTS (1.3%)
Kraft Foods, Inc.
 Class A..........................       137,400      4,472,370
                                                   ------------

HOUSEHOLD PRODUCTS (0.5%)
Kimberly-Clark Corp. .............        37,200      1,939,608
                                                   ------------

INSURANCE (8.4%)
Allstate Corp. (The)..............       196,300      6,998,095
Hartford Financial Services Group,
 Inc. (The).......................       159,400      8,027,384
Prudential Financial, Inc. .......       313,500     10,549,275
Travelers Property Casualty Corp.
 Class B..........................       269,969      4,257,411
                                                   ------------
                                                     29,832,165
                                                   ------------
MACHINERY (3.7%)
Navistar International Corp.
 (a)..............................       403,100     13,153,153
                                                   ------------

METALS & MINING (2.6%)
Alcoa, Inc. ......................       363,728      9,275,064
                                                   ------------

MULTILINE RETAIL (0.8%)
Target Corp. .....................        79,600      3,012,064
                                                   ------------

OIL & GAS (9.9%)
ChevronTexaco Corp. ..............       138,343      9,988,365
ConocoPhillips....................       197,100     10,801,080
ExxonMobil Corp. .................       289,300     10,388,763
Sunoco, Inc. .....................       103,700      3,913,638
Valero Energy Corp. ..............         7,600        276,108
                                                   ------------
                                                     35,367,954
                                                   ------------
PAPER & FOREST PRODUCTS (4.9%)
International Paper Co. ..........       292,400     10,447,452
MeadWestvaco Corp. ...............       282,120      6,968,364
                                                   ------------
                                                     17,415,816
                                                   ------------
PHARMACEUTICALS (2.5%)
Bristol-Myers Squibb Co. .........       165,900      4,504,185
Merck & Co., Inc. ................        74,100      4,486,755
                                                   ------------
                                                      8,990,940
                                                   ------------
ROAD & RAIL (2.2%)
Burlington Northern Santa Fe
 Corp. ...........................       270,600      7,695,864
                                                   ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                          SHARES          VALUE
                                      -------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.0%)
Advanced Micro Devices, Inc.
 (a)..............................       492,800   $  3,158,848
Intel Corp. ......................       197,100      4,096,526
                                                   ------------
                                                      7,255,374
                                                   ------------
Total Common Stocks (Cost
 $323,394,269)....................                  329,571,508
                                                   ------------
CONVERTIBLE PREFERRED STOCKS (2.5%)

COMMUNICATIONS EQUIPMENT (0.7%)
Goldman Sachs Group, Inc. (The)
 10.25%, Series MOT...............       243,500      2,518,277
                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
Goldman Sachs Group, Inc. (The)
 9.50%, Series SBC................       126,300      3,216,103
                                                   ------------

MULTILINE RETAIL (0.9%)
Goldman Sachs Group, Inc. (The)
 5.00%, Series FD.................        85,700      3,152,046
                                                   ------------
Total Convertible Preferred Stocks
 (Cost $8,980,311)................                    8,886,426
                                                   ------------
PURCHASED CALL OPTIONS (0.4%)
                                      NUMBER OF
                                      CONTRACTS
                                         (c)
                                      ----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Computer Sciences Corp.
 Strike Price $35.00
 Expire 9/20/03 (a)(e)............         1,500        712,500
                                                   ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.2%)
Micron Technology, Inc.
 Strike Price $12.50
 Expire 1/17/04 (a)(e)............         3,216        562,800
                                                   ------------
Total Purchased Call Options (Cost
 $842,441)........................                    1,275,300
                                                   ------------

SHORT-TERM INVESTMENTS (4.8%)
                                      PRINCIPAL
                                        AMOUNT
                                      ----------
COMMERCIAL PAPER (3.6%)
ING U.S. Funding LLC
 1.00%, due 7/10/03...............    $5,480,000      5,478,630
UBS Finance Delaware LLC
 1.31%, due 7/1/03................     7,235,000      7,235,000
                                                   ------------

Total Commercial Paper (Cost
 $12,713,630).....................                   12,713,630
                                                   ------------


                                      PRINCIPAL
                                        AMOUNT        VALUE
                                      -------------------------
U.S. GOVERNMENT (1.2%)
United States Treasury Bill
 1.145%, due 9/18/03..............    $4,500,000   $  4,491,477
                                                   ------------
Total U.S. Government
 (Cost $4,488,657)................                    4,491,477
                                                   ------------
Total Short-Term Investments
 (Cost $17,202,287)...............                   17,205,107
                                                   ------------
Total Investments
 (Cost $350,419,308) (f)..........         100.2%   356,938,341(g)
Liabilities in Excess of
 Cash and Other Assets............          (0.2)      (573,374)
                                      ----------   ------------
Net Assets........................         100.0%  $356,364,967
                                      ==========   ============

WRITTEN CALL OPTIONS (-0.0%) (b)
                                      NUMBER OF
                                      CONTRACTS
                                         (c)
                                      ----------
BUILDING PRODUCTS (-0.0%) (b)
American Standard Cos., Inc.
 Strike Price $75.00
 Expire 7/19/03 (a)(e)............          (319)  $    (37,482)
                                                   ------------

DIVERSIFIED FINANCIALS (-0.0%) (b)
Goldman Sachs Group, Inc. (The)
 Strike Price $95.00
 Expire 7/19/03 (a)(e)............          (295)        (1,475)
                                                   ------------
Total Written Call Options
 (Premium ($104,545)).............                 $    (38,957)
                                                   ============

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) One contract relates to 100 shares.
(d) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e) Options can be exercised into the underlying common stock.
(f) The cost for federal income tax purposes is $350,908,364.
(g) At June 30, 2003 net unrealized appreciation was $6,029,977, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $19,680,006 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $13,650,029.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $350,419,308).........   $356,938,341
Cash.....................................          3,761
Receivables:
  Investment securities sold.............      9,584,931
  Dividends..............................        447,535
  Fund shares sold.......................        253,349
                                            ------------
        Total assets.....................    367,227,917
                                            ------------
LIABILITIES:
Written call options, at value (premium
  received $104,545) (Note 2(K)).........         38,957
Payables:
  Investment securities purchased........     10,394,959
  Fund shares redeemed...................        129,526
  Adviser................................        106,350
  Shareholder communication..............        100,064
  Administrator..........................         59,083
  Custodian..............................          6,044
  NYLIFE Distributors....................             52
Accrued expenses.........................         27,915
                                            ------------
        Total liabilities................     10,862,950
                                            ------------
Net assets...............................   $356,364,967
                                            ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class..........................   $    276,906
  Service Class..........................            526
Additional paid-in capital...............    417,905,921
Accumulated undistributed net investment
  income.................................      2,671,743
Accumulated net realized loss on
  investments and written option
  transactions...........................    (71,074,750)
Net unrealized appreciation on
  investments and written option
  transactions...........................      6,584,621
                                            ------------
Net assets...............................   $356,364,967
                                            ============
Initial Class
  Net assets applicable to outstanding
    shares...............................   $355,689,794
                                            ============
  Shares of capital stock outstanding....     27,690,632
                                            ============
  Net asset value per share
    outstanding..........................   $      12.85
                                            ============
Service Class
  Net assets applicable to outstanding
    shares...............................   $    675,173
                                            ============
  Shares of capital stock outstanding....         52,571
                                            ============
  Net asset value per share
    outstanding..........................   $      12.84
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends..............................   $  3,663,774
  Interest...............................         96,553
                                            ------------
        Total income.....................      3,760,327
                                            ------------
Expenses:
  Advisory...............................        591,842
  Administration.........................        328,801
  Shareholder communication..............         90,913
  Professional...........................         39,416
  Custodian..............................         17,843
  Directors..............................          8,756
  Service................................             52
  Miscellaneous..........................         10,961
                                            ------------
        Total expenses...................      1,088,584
                                            ------------
Net investment income....................      2,671,743
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND WRITTEN OPTION
  TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions..................    (19,374,593)
  Written option transactions............        176,751
                                            ------------
Net realized loss on investments.........    (19,197,842)
                                            ------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions..................     42,146,640
  Written option transactions............         27,617
                                            ------------
Net unrealized gain on investments and
  written option transactions............     42,174,257
                                            ------------
Net realized and unrealized gain on
  investments and written option
  transactions...........................     22,976,415
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 25,648,158
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003 (Unaudited) and the year ended December 31, 2002

                                                                  2003           2002
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income......................................  $  2,671,743   $  5,380,361
 Net realized loss on investments and written option
   transactions.............................................   (19,197,842)   (47,707,481)
 Net change in unrealized appreciation (depreciation) on
   investments and written option transactions..............    42,174,257    (48,796,159)
                                                              ------------   ------------
 Net increase (decrease) in net assets resulting from
   operations...............................................    25,648,158    (91,123,279)
                                                              ------------   ------------
Dividends and distributions to shareholders:
 From net investment income:
   Initial Class............................................      (111,627)    (5,328,561)
 From net realized gain on investments:
   Initial Class............................................            --       (597,495)
                                                              ------------   ------------
   Total dividends and distributions to shareholders........      (111,627)    (5,926,056)
                                                              ------------   ------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................    17,452,882     57,977,617
   Service Class............................................       684,506             --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends and distributions:
   Initial Class............................................       111,627      5,926,056
                                                              ------------   ------------
                                                                18,249,015     63,903,673
 Cost of shares redeemed:
   Initial Class............................................   (19,253,372)   (39,195,622)
                                                              ------------   ------------
 Increase (decrease) in net assets derived from capital
   share transactions.......................................    (1,004,357)    24,708,051
                                                              ------------   ------------
Net increase (decrease) in net assets.......................    24,532,174    (72,341,284)
NET ASSETS:
Beginning of period.........................................   331,832,793    404,174,077
                                                              ------------   ------------
End of period...............................................  $356,364,967   $331,832,793
                                                              ============   ============
Accumulated undistributed net investment income at end of
 period.....................................................  $  2,671,743   $    111,627
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                        INITIAL CLASS                               SERVICE CLASS
                                             --------------------------------------------------------------------   -------------
                                                                                                                       JUNE 4,
                                             SIX MONTHS                                                                2003(a)
                                               ENDED                                                                   THROUGH
                                              JUNE 30,                      YEAR ENDED DECEMBER 31                    JUNE 30,
                                               2003*           2002       2001       2000       1999       1998         2003*
                                             ------------------------------------------------------------------------------------
Net asset value at beginning of period.....   $  11.91       $  15.35   $  16.21   $  15.00   $  13.96   $  16.09     $  12.81
                                              --------       --------   --------   --------   --------   --------     --------
Net investment income......................       0.10           0.20       0.23       0.20       0.20       0.24         0.00(b)
Net realized and unrealized gain (loss) on
 investments...............................       0.84          (3.43)     (0.15)      1.73       1.03      (0.90)        0.03
                                              --------       --------   --------   --------   --------   --------     --------
Total from investment operations...........       0.94          (3.23)      0.08       1.93       1.23      (0.66)        0.03
                                              --------       --------   --------   --------   --------   --------     --------
Less dividends and distributions:
 From net investment income................      (0.00)(b)      (0.19)     (0.23)     (0.21)     (0.19)     (0.24)          --
 From net realized gain on investments.....         --          (0.02)     (0.71)     (0.51)        --      (1.23)          --
                                              --------       --------   --------   --------   --------   --------     --------
Total dividends and distributions..........      (0.00)(b)      (0.21)     (0.94)     (0.72)     (0.19)     (1.47)          --
                                              --------       --------   --------   --------   --------   --------     --------
Net asset value at end of period...........   $  12.85       $  11.91   $  15.35   $  16.21   $  15.00   $  13.96     $  12.84
                                              ========       ========   ========   ========   ========   ========     ========
Total investment return....................       7.92%(c)     (21.05%)     0.40%     12.89%      8.80%     (4.14%)       0.22%(c)
Ratios (to average net assets)/Supplemental
 Data:
 Net investment income.....................       1.63%+         1.43%      1.53%      1.33%      1.30%      1.60%        1.38%+
 Expenses..................................       0.66%+         0.65%      0.64%      0.64%      0.63%      0.65%        0.91%+
Portfolio turnover rate....................         28%            64%        70%        90%        74%        69%          28%
Net assets at end of period (in 000's).....   $355,690       $331,833   $404,174   $338,596   $331,473   $319,743     $    675

------------

(a)  Commencement of Operations.
(b)  Less than one cent per share.
(c)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

AMERICAN CENTURY
INCOME & GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)


COMMON STOCKS (98.7%)+

                                          SHARES       VALUE
                                          ---------------------
AEROSPACE & DEFENSE (0.7%)
Honeywell International, Inc. ........     3,163    $    84,926
L-3 Communication Holdings, Inc.
 (a)..................................     1,642         71,411
United Defense Industries, Inc. (a)...       452         11,725
United Technologies Corp. ............     3,680        260,654
                                                    -----------
                                                        428,716
                                                    -----------
AIR FREIGHT & LOGISTICS (0.9%)
FedEx Corp. ..........................     1,820        112,895
United Parcel Service, Inc. Class B...     6,619        421,630
                                                    -----------
                                                        534,525
                                                    -----------
AIRLINES (0.2%)
Delta Air Lines, Inc. ................     1,500         22,020
Southwest Airlines Co. ...............     5,421         93,241
                                                    -----------
                                                        115,261
                                                    -----------
AUTO COMPONENTS (0.5%)
Delphi Corp. .........................    33,698        290,814
                                                    -----------
AUTOMOBILES (1.1%)
Ford Motor Co. .......................    60,112        660,631
                                                    -----------
BANKS (9.2%)
Bank of America Corp. ................    29,721      2,348,851
Bank One Corp. .......................     1,384         51,457
First Tennessee National Corp. .......     8,104        355,847
FleetBoston Financial Corp. ..........    11,824        351,291
National City Corp. ..................     1,559         50,995
PNC Financial Services Group, Inc.
 (The)................................     3,933        191,970
U.S. Bancorp..........................    21,549        527,950
Union Planters Corp. .................     2,080         64,542
UnionBanCal Corp. ....................     6,813        281,854
Wachovia Corp. .......................     7,658        306,014
Washington Mutual, Inc. ..............     8,292        342,459
Wells Fargo & Co. ....................     8,366        421,646
                                                    -----------
                                                      5,294,876
                                                    -----------
BEVERAGES (0.3%)
Constellation Brands, Inc. Class A
 (a)..................................     1,804         56,646
PepsiCo, Inc. ........................     2,211         98,389
                                                    -----------
                                                        155,035
                                                    -----------
BIOTECHNOLOGY (1.3%)
Amgen, Inc. (a).......................     9,407        625,001
Charles River Laboratories
 International, Inc. (a)..............       667         21,464
IDEXX Laboratories, Inc. (a)..........       381         12,779
Invitrogen Corp. (a)..................     2,402         92,165
                                                    -----------
                                                        751,409
                                                    -----------
BUILDING PRODUCTS (0.0%)(b)
York International Corp. .............       670         15,678
                                                    -----------


                                          SHARES       VALUE
                                          ---------------------
CHEMICALS (1.2%)
Cytec Industries, Inc. (a)............     3,598    $   121,612
Lubrizol Corp. (The)..................     7,819        242,311
Monsanto Co. .........................    11,008        238,213
RPM International, Inc. ..............     4,860         66,825
                                                    -----------
                                                        668,961
                                                    -----------
COMMERCIAL SERVICES & SUPPLIES (1.4%)
Block (H&R), Inc. ....................     6,267        271,048
CheckFree Corp. (a)...................     6,374        177,452
Convergys Corp. (a)...................     1,540         24,640
First Data Corp. .....................     1,084         44,921
United Stationers, Inc. (a)...........     1,386         50,131
Viad Corp. ...........................    11,043        247,253
                                                    -----------
                                                        815,445
                                                    -----------
COMMUNICATIONS EQUIPMENT (1.4%)
Cisco Systems, Inc. (a)...............    25,766        430,035
Motorola, Inc. .......................    20,043        189,005
QUALCOMM, Inc. .......................     4,689        167,632
Scientific-Atlanta, Inc. .............     1,847         44,032
                                                    -----------
                                                        830,704
                                                    -----------
COMPUTERS & PERIPHERALS (3.5%)
Dell Computer Corp. (a)...............     4,927        157,467
Hewlett-Packard Co. ..................    33,079        704,583
Imation Corp. ........................       347         13,124
International Business Machines
 Corp. ...............................     9,785        807,262
SanDisk Corp. (a).....................     2,326         93,854
Storage Technology Corp. (a)..........     2,225         57,271
Western Digital Corp. (a).............    18,666        192,260
                                                    -----------
                                                      2,025,821
                                                    -----------
CONTAINERS & PACKAGING (0.3%)
Bemis Co., Inc. ......................     3,872        181,209
Sonoco Products Co. ..................       582         13,980
                                                    -----------
                                                        195,189
                                                    -----------
DIVERSIFIED FINANCIALS (7.8%)
American Express Co. .................     8,912        372,611
Bear Stearns Cos., Inc. (The).........       929         67,278
Capital One Financial Corp. ..........     5,838        287,113
Citigroup, Inc. ......................    39,657      1,697,320
Fannie Mae............................     9,290        626,518
Freddie Mac...........................     9,570        485,869
Goldman Sachs Group, Inc. (The).......     1,022         85,592
JP Morgan Chase & Co. ................     1,228         41,973
Merrill Lynch & Co., Inc. ............     9,406        439,072
Morgan Stanley........................     8,407        359,399
Principal Financial Group, Inc.
 (The)................................     1,793         57,824
                                                    -----------
                                                      4,520,569
                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (6.3%)
ALLTEL Corp. .........................     9,630        464,359
AT&T Corp. ...........................     6,534        125,779
BellSouth Corp. ......................    22,840        608,229

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                          SHARES       VALUE
                                          ---------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (Continued)
SBC Communications, Inc. .............    26,103    $   666,932
Sprint Corp. (FON Group)..............    41,376        595,814
Verizon Communications, Inc. .........    29,522      1,164,643
                                                    -----------
                                                      3,625,756
                                                    -----------
ELECTRIC UTILITIES (4.2%)
Edison International, Inc. (a)........    12,843        211,011
Entergy Corp. ........................     4,131        218,034
Exelon Corp. .........................    11,104        664,130
FPL Group, Inc. ......................     5,389        360,255
Great Plains Energy, Inc. ............     4,373        126,292
OGE Energy Corp. .....................     5,031        107,513
Progress Energy, Inc. ................     4,956        217,568
Public Service Enterprise Group,
 Inc. ................................     6,227        263,091
Southern Co. (The)....................     7,739        241,147
                                                    -----------
                                                      2,409,041
                                                    -----------
ELECTRICAL EQUIPMENT (0.3%)
Cooper Industries, Ltd. Class A.......     3,482        143,806
Energizer Holdings, Inc. (a)..........     1,002         31,463
                                                    -----------
                                                        175,269
                                                    -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.4%)
Anixter International, Inc. (a).......     4,149         97,211
Arrow Electronics, Inc. (a)...........    14,545        221,666
Avnet, Inc. (a).......................    20,555        260,637
Fisher Scientific International, Inc.
 (a)..................................     5,456        190,415
Vishay Intertechnology, Inc. (a)......     2,577         34,016
                                                    -----------
                                                        803,945
                                                    -----------
ENERGY EQUIPMENT & SERVICES (0.8%)
Halliburton Co. ......................    10,808        248,584
Transocean, Inc. (a)..................    10,651        234,003
                                                    -----------
                                                        482,587
                                                    -----------
FOOD & DRUG RETAILING (0.2%)
SUPERVALU, Inc. ......................     3,426         73,043
Winn-Dixie Stores, Inc. ..............     1,972         24,275
                                                    -----------
                                                         97,318
                                                    -----------
FOOD PRODUCTS (1.9%)
ConAgra Foods, Inc. ..................    29,619        699,008
Dean Foods Co. (a)....................     8,971        282,587
J.M. Smucker Co. (The)................       398         15,876
Sara Lee Corp. .......................     6,159        115,851
                                                    -----------
                                                      1,113,322
                                                    -----------
GAS UTILITIES (1.2%)
Kinder Morgan Energy Partners,
 L.P. ................................     3,304        130,574
NiSource, Inc. .......................     5,530        105,070
Sempra Energy.........................     9,088        259,281
UGI Corp. ............................     3,419        108,382
                                                    -----------
                                                        603,307
                                                    -----------


                                          SHARES       VALUE
                                          ---------------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Applera Corp. Applied Biosystems
 Group................................     5,434    $   103,409
Guidant Corp. ........................       224          9,943
                                                    -----------
                                                        113,352
                                                    -----------
HEALTH CARE PROVIDERS & SERVICES (2.2%)
Anthem, Inc. (a)......................     1,367        105,464
Cardinal Health, Inc. ................     2,902        186,599
CIGNA Corp. ..........................     7,550        354,397
Humana, Inc. (a)......................     7,663        115,711
McKesson Corp. .......................    11,294        403,647
Oxford Health Plans, Inc. (a).........     1,166         49,007
PacifiCare Health Systems, Inc. (a)...     1,526         75,278
                                                    -----------
                                                      1,290,103
                                                    -----------
HOUSEHOLD DURABLES (1.5%)
Fortune Brands, Inc. .................     7,790        406,638
KB Home...............................     4,706        291,678
NVR, Inc. (a).........................       395        162,345
Whirlpool Corp. ......................       136          8,663
                                                    -----------
                                                        869,324
                                                    -----------
HOUSEHOLD PRODUCTS (2.4%)
Procter & Gamble Co. (The)............    15,420      1,375,156
                                                    -----------
INDUSTRIAL CONGLOMERATES (2.4%)
Carlisle Cos., Inc. ..................     2,468        104,051
General Electric Co. .................    36,061      1,034,229
Tyco International Ltd. ..............    12,397        235,295
                                                    -----------
                                                      1,373,575
                                                    -----------
INSURANCE (4.5%)
Allstate Corp. (The)..................    10,150        361,847
AmerUs Group Co. .....................     7,100        200,149
Fidelity National Financial, Inc. ....    23,628        726,797
First American Corp. .................    16,514        435,144
John Hancock Financial Services,
 Inc. ................................     6,064        186,347
Loews Corp. ..........................     5,771        272,911
Odyssey Re Holdings Corp. ............     2,679         56,527
Old Republic International Corp. .....     5,499        188,451
Protective Life Corp. ................     7,050        188,587
                                                    -----------
                                                      2,616,760
                                                    -----------
INTERNET SOFTWARE & SERVICES (0.5%)
EarthLink, Inc. (a)...................     3,601         28,412
United Online, Inc. (a)...............     2,719         68,899
VeriSign, Inc. (a)....................     7,070         97,778
Yahoo!, Inc. (a)......................     2,280         74,693
                                                    -----------
                                                        269,782
                                                    -----------
IT CONSULTING & SERVICES (1.0%)
Computer Sciences Corp. (a)...........     5,826        222,087
Electronic Data Systems Corp. ........    15,763        338,116
                                                    -----------
                                                        560,203
                                                    -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

AMERICAN CENTURY
INCOME & GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                          SHARES       VALUE
                                          ---------------------
LEISURE EQUIPMENT & PRODUCTS (1.6%)
Eastman Kodak Co. ....................    33,870    $   926,345
                                                    -----------
MACHINERY (0.3%)
Briggs & Stratton Corp. ..............       601         30,350
Eaton Corp. ..........................       691         54,320
Timken Co. (The)......................     4,376         76,624
                                                    -----------
                                                        161,294
                                                    -----------
MEDIA (3.7%)
AOL Time Warner, Inc. (a).............    48,924        787,187
Clear Channel Communications, Inc.
 (a)..................................       570         24,163
Comcast Corp. Class A (a).............     8,383        252,999
Fox Entertainment Group, Inc. Class A
 (a)..................................     1,676         48,235
Hearst-Argyle Television, Inc. (a)....     2,104         54,494
Regal Entertainment Group Class A.....     8,757        206,490
Viacom, Inc. Class B (a)..............    11,917        520,296
Walt Disney Co. (The).................    12,356        244,031
                                                    -----------
                                                      2,137,895
                                                    -----------
METALS & MINING (0.3%)
Worthington Industries, Inc. .........    13,486        180,712
                                                    -----------
MULTILINE RETAIL (3.5%)
Federated Department Stores, Inc. ....    29,249      1,077,826
J.C. Penney Co., Inc. Holding Co. ....    19,670        331,439
May Department Stores Co. (The).......     1,300         28,938
Target Corp. .........................       700         26,488
Wal-Mart Stores, Inc. ................    10,337        554,787
                                                    -----------
                                                      2,019,478
                                                    -----------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
ONEOK, Inc. ..........................    12,777        250,813
                                                    -----------
OFFICE ELECTRONICS (0.5%)
IKON Office Solutions, Inc. ..........    16,625        147,962
Xerox Corp. (a).......................    13,447        142,404
                                                    -----------
                                                        290,366
                                                    -----------
OIL & GAS (8.3%)
Amerada Hess Corp. ...................     5,992        294,687
ChevronTexaco Corp. ..................    10,686        771,529
ConocoPhillips........................     3,954        216,679
ExxonMobil Corp. .....................    29,434      1,056,975
Marathon Oil Corp. ...................    45,023      1,186,356
Northern Border Partners, L.P. .......     1,771         73,940
Occidental Petroleum Corp. ...........    15,353        515,093
Sunoco, Inc. .........................    17,211        649,543
                                                    -----------
                                                      4,764,802
                                                    -----------
PAPER & FOREST PRODUCTS (0.3%)
International Paper Co. ..............       690         24,654
Rayonier, Inc. .......................     4,616        152,328
                                                    -----------
                                                        176,982
                                                    -----------


                                          SHARES       VALUE
                                          ---------------------
PHARMACEUTICALS (7.6%)
Abbott Laboratories...................       900    $    39,384
Bristol-Myers Squibb Co. .............    12,007        325,990
Endo Pharmaceuticals Holdings, Inc.
 (a)..................................       743         12,572
Johnson & Johnson.....................    17,845        922,586
King Pharmaceuticals, Inc. (a)........     9,549        140,943
Merck & Co., Inc. ....................    23,790      1,440,485
Perrigo Co. ..........................     2,250         35,190
Pfizer, Inc. .........................    40,079      1,368,698
Ribapharm, Inc. (a)...................     2,802         18,073
Watson Pharmaceuticals, Inc. (a)......     2,204         88,975
                                                    -----------
                                                      4,392,896
                                                    -----------
REAL ESTATE (0.4%)
CBL & Associates Properties, Inc. ....     1,773         76,239
Equity Office Properties Trust........     1,005         27,145
General Growth Properties, Inc. ......       600         37,464
HRPT Properties Trust.................     6,000         55,200
Simon Property Group, Inc. ...........     1,400         54,642
                                                    -----------
                                                        250,690
                                                    -----------
ROAD & RAIL (0.4%)
Burlington Northern Santa Fe Corp. ...     2,400         68,256
CSX Corp. ............................     1,300         39,117
Norfolk Southern Corp. ...............     2,400         46,080
Union Pacific Corp. ..................     1,562         90,627
                                                    -----------
                                                        244,080
                                                    -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.3%)
ESS Technology, Inc. (a)..............     9,365         91,309
Intel Corp. ..........................    44,161        917,842
QLogic Corp. (a)......................       562         27,162
Texas Instruments, Inc. ..............    15,114        266,006
                                                    -----------
                                                      1,302,319
                                                    -----------
SOFTWARE (3.4%)
BMC Software, Inc. (a)................     2,797         45,675
Electronic Arts, Inc. (a).............       478         35,367
Intuit, Inc. (a)......................     1,298         57,800
Microsoft Corp. ......................    60,082      1,538,700
Oracle Corp. (a)......................    15,964        191,888
Take-Two Interactive Software, Inc.
 (a)..................................     3,739        105,963
                                                    -----------
                                                      1,975,393
                                                    -----------
SPECIALTY RETAIL (2.1%)
Barnes & Noble, Inc. (a)..............     2,884         66,476
Blockbuster, Inc. Class A.............     5,239         88,277
Gap, Inc. (The).......................     4,224         79,243
Home Depot, Inc. (The)................     9,150        303,048
Limited Brands........................     1,370         21,235
Rent-A-Center, Inc. (a)...............     4,069        308,471
Sherwin-Williams Co. (The)............    13,324        358,149
                                                    -----------
                                                      1,224,899
                                                    -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                          SHARES       VALUE
                                          ---------------------
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Foot Locker, Inc. ....................    10,178    $   134,859
V.F. Corp. ...........................     1,099         37,333
                                                    -----------
                                                        172,192
                                                    -----------
TOBACCO (1.6%)
Altria Group, Inc. ...................    20,585        935,382
                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
Nextel Communications, Inc. Class A
 (a)..................................    23,031        416,401
PanAmSat Corp. (a)....................     4,815         88,740
                                                    -----------
                                                        505,141
                                                    -----------
Total Common Stocks
 (Cost $57,617,548)...................               56,994,113
                                                    -----------

CONVERTIBLE PREFERRED STOCKS (0.6%)

AUTOMOBILES (0.3%)
Ford Motor Co. Capital Trust II
 6.50%................................     2,500        108,625
General Motors Corp.
 5.25%, Series B......................     2,600         58,240
                                                    -----------
                                                        166,865
                                                    -----------
ELECTRIC UTILITIES (0.1%)
DTE Energy Co.
 8.75%................................     1,941         51,029
                                                    -----------


                                          SHARES       VALUE
                                          ---------------------
OFFICE ELECTRONICS (0.2%)
Xerox Corp. (a).......................       971    $   101,809
                                                    -----------
Total Convertible Preferred Stocks
 (Cost $334,732)......................                  319,703
                                                    -----------
Total Investments (Cost
 $57,952,280)(c)......................      99.3%    57,313,816(d)
Cash and Other Assets, Less
 Liabilities..........................       0.7        388,420
                                          ------    -----------
Net Assets............................     100.0%   $57,702,236
                                          ======    ===========

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) The cost for federal income tax purposes is $59,162,007.
(d) At June 30, 2003 net unrealized depreciation was $1,848,191, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,858,875 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $6,707,066.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

AMERICAN CENTURY
INCOME & GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $57,952,280)..........   $ 57,313,816
Cash.....................................        258,053
Receivables:
  Fund shares sold.......................        123,466
  Dividends..............................        118,536
                                            ------------
        Total assets.....................     57,813,871
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........         29,992
  Adviser................................         23,621
  Professional...........................         16,801
  Shareholder communication..............         14,134
  Administrator..........................          9,449
  Custodian..............................          8,347
  Fund shares redeemed...................          2,113
  NYLIFE Distributors....................              3
Accrued expenses.........................          7,175
                                            ------------
        Total liabilities................        111,635
                                            ------------
Net assets...............................   $ 57,702,236
                                            ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class..........................   $     63,402
  Service Class..........................            106
Additional paid-in capital...............     71,834,860
Accumulated undistributed net investment
  income.................................        401,807
Accumulated net realized loss on
  investments............................    (13,959,475)
Net unrealized depreciation on
  investments............................       (638,464)
                                            ------------
Net assets...............................   $ 57,702,236
                                            ============
Initial Class
  Net assets applicable to outstanding
    shares...............................   $ 57,605,750
                                            ============
  Shares of capital stock outstanding....      6,340,235
                                            ============
  Net asset value per share
    outstanding..........................   $       9.09
                                            ============
Service Class
  Net assets applicable to outstanding
    shares...............................   $     96,486
                                            ============
  Shares of capital stock outstanding....         10,620
                                            ============
  Net asset value per share
    outstanding..........................   $       9.09
                                            ============


STATEMENT OF OPERATIONS
For the six months ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends..............................   $    670,867
  Interest...............................            628
                                            ------------
        Total income.....................        671,495
                                            ------------
Expenses:
  Advisory...............................        142,994
  Administration.........................         57,198
  Custodian..............................         21,253
  Professional...........................         21,016
  Shareholder communication..............         12,844
  Directors..............................          2,510
  Amortization of organization expense...          1,395
  Service................................              3
  Miscellaneous..........................         10,475
                                            ------------
        Total expenses...................        269,688
                                            ------------
Net investment income....................        401,807
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain (loss) from:
  Security transactions..................     (3,195,841)
  Futures transactions...................          8,721
                                            ------------
Net realized loss on investments.........     (3,187,120)
                                            ------------
Net change in unrealized depreciation on:
  Security transactions..................      9,173,516
  Futures transactions...................          4,780
                                            ------------
Net unrealized gain on investments.......      9,178,296
                                            ------------
Net realized and unrealized gain on
  investments............................      5,991,176
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  6,392,983
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

AMERICAN CENTURY
INCOME & GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003 (Unaudited) and the year ended December 31, 2002

                                                                  2003           2002
                                                              ----------------------------
DECREASE IN NET ASSETS:
Operations:
 Net investment income......................................  $    401,807   $    698,110
 Net realized loss on investments and futures
   transactions.............................................    (3,187,120)    (5,657,612)
 Net change in unrealized appreciation (depreciation) on
   investments and futures transactions.....................     9,178,296     (9,476,798)
                                                              ------------   ------------
 Net increase (decrease) in net assets resulting from
   operations...............................................     6,392,983    (14,436,300)
                                                              ------------   ------------
Dividends to shareholders:
 From net investment income:
   Initial Class............................................            --       (699,177)
                                                              ------------   ------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................     5,486,429      9,797,922
   Service Class............................................        97,392             --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends:
   Initial Class............................................            --        699,177
                                                              ------------   ------------
                                                                 5,583,821     10,497,099
 Cost of shares redeemed:
   Initial Class............................................   (12,427,808)    (8,208,712)
                                                              ------------   ------------
 Increase (decrease) in net assets derived from capital
   share transactions.......................................    (6,843,987)     2,288,387
                                                              ------------   ------------
Net decrease in net assets..................................      (451,004)   (12,847,090)
NET ASSETS:
Beginning of period.........................................    58,153,240     71,000,330
                                                              ------------   ------------
End of period...............................................  $ 57,702,236   $ 58,153,240
                                                              ============   ============
Accumulated undistributed net investment income at end of
 period.....................................................  $    401,807   $         --
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                                  SERVICE
                                                                   INITIAL CLASS                                   CLASS
                                       ---------------------------------------------------------------------   -------------
                                          SIX                                                      MAY 1,        JUNE 13,
                                         MONTHS                                                   1998 (a)        2003(a)
                                         ENDED                                                    THROUGH         THROUGH
                                        JUNE 30,             YEAR ENDED DECEMBER 31             DECEMBER 31,     JUNE 30,
                                         2003*        2002       2001       2000       1999         1998           2003*
                                       --------------------------------------------------------------------------------------
Net asset value at beginning of
 period..............................   $  8.14     $ 10.24    $ 11.28    $ 12.74    $ 10.91      $ 10.00         $  9.26
                                        -------     -------    -------    -------    -------      -------         -------
Net investment income (loss).........      0.06        0.10       0.08       0.07       0.08         0.05           (0.00)(b)
Net realized and unrealized gain
 (loss) on investments...............      0.89       (2.10)     (1.04)     (1.44)      1.83         0.91           (0.17)
                                        -------     -------    -------    -------    -------      -------         -------
Total from investment operations.....      0.95       (2.00)     (0.96)     (1.37)      1.91         0.96           (0.17)
                                        -------     -------    -------    -------    -------      -------         -------
Less dividends and distributions:
 From net investment income..........        --       (0.10)     (0.08)     (0.07)     (0.08)       (0.05)             --
 From net realized gain on
   investments.......................        --          --         --      (0.02)        --           --              --
                                        -------     -------    -------    -------    -------      -------         -------
Total dividends and distributions....        --       (0.10)     (0.08)     (0.09)     (0.08)       (0.05)             --
                                        -------     -------    -------    -------    -------      -------         -------
Net asset value at end of period.....   $  9.09     $  8.14    $ 10.24    $ 11.28    $ 12.74      $ 10.91         $  9.09
                                        =======     =======    =======    =======    =======      =======         =======
Total investment return..............     11.57%(c)  (19.52%)    (8.50%)   (10.73%)    17.59%        9.60%(c)       (1.85%)(c)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income...............      1.41%+      1.09%      0.81%      0.66%      0.89%        1.20%+          1.16%+
 Net expenses........................      0.94%+      0.92%      0.88%      0.90%      0.85%        0.85%+          1.19%+
 Expenses (before reimbursement).....      0.94%+      0.92%      0.88%      0.90%      0.92%        1.30%+          1.19%+
Portfolio turnover rate..............        35%         71%        61%        59%        51%          34%             35%
Net assets at end of period (in
 000's)..............................   $57,606     $58,153    $71,000    $75,189    $64,142      $30,167         $    96

------------
(a) Commencement of Operations.
(b) Less than one cent per share.
(c) Total return is not annualized.
 +  Annualized.
 *  Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

DREYFUS LARGE COMPANY
VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)


COMMON STOCKS (94.8%)+
                                       SHARES        VALUE
                                     ------------------------
AEROSPACE & DEFENSE (3.1%)
Boeing Co. (The)...................      12,900   $   442,728
United Technologies Corp. .........      15,500     1,097,865
                                                  -----------
                                                    1,540,593
                                                  -----------
BANKS (6.4%)
Bank of America Corp. .............      10,500       829,815
Comerica, Inc. ....................       5,600       260,400
FleetBoston Financial Corp. .......      27,400       814,054
U.S. Bancorp.......................      28,500       698,250
Wachovia Corp. ....................      13,700       547,452
                                                  -----------
                                                    3,149,971
                                                  -----------
CHEMICALS (1.5%)
Praxair, Inc. .....................      12,000       721,200
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES (1.6%)
Automatic Data Processing, Inc. ...      15,700       531,602
Pitney Bowes, Inc. ................       7,100       272,711
                                                  -----------
                                                      804,313
                                                  -----------
COMMUNICATIONS EQUIPMENT (3.8%)
3Com Corp. (a).....................      26,100       122,148
Corning, Inc. (a)..................      84,300       622,977
Nokia Corp. ADR (b)................      67,400     1,107,382
                                                  -----------
                                                    1,852,507
                                                  -----------
COMPUTERS & PERIPHERALS (1.1%)
International Business Machines
 Corp. ............................       6,600       544,500
                                                  -----------
DIVERSIFIED FINANCIALS (16.1%)
American Express Co. ..............       9,400       393,014
Bear Stearns Cos., Inc. (The)......       3,500       253,470
Citigroup, Inc. ...................      55,346     2,368,809
Fannie Mae.........................       9,000       606,960
Goldman Sachs Group, Inc. (The)....      14,900     1,247,875
JP Morgan Chase & Co. .............      32,300     1,104,014
Lehman Brothers Holdings, Inc. ....       7,200       478,656
Morgan Stanley.....................      24,200     1,034,550
Principal Financial Group (The)....      13,000       419,250
                                                  -----------
                                                    7,906,598
                                                  -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (5.3%)
BellSouth Corp. ...................      33,400       889,442
SBC Communications, Inc. ..........      23,565       602,086
Sprint Corp. (FON Group)...........      22,000       316,800
Verizon Communications, Inc. ......      19,682       776,455
                                                  -----------
                                                    2,584,783
                                                  -----------
ELECTRIC UTILITIES (0.6%)
Exelon Corp. ......................       5,000       299,050
                                                  -----------


                                       SHARES        VALUE
                                     ------------------------
ELECTRICAL EQUIPMENT (4.6%)
Emerson Electric Co. ..............      12,500   $   638,750
Koninklijke Philips Electronics NV
 ADR (b)...........................      71,300     1,362,543
Sony Corp. ADR (b).................       9,600       268,800
                                                  -----------
                                                    2,270,093
                                                  -----------
ENERGY EQUIPMENT & SERVICES (1.4%)
Schlumberger Ltd. .................      14,200       675,494
                                                  -----------
FOOD PRODUCTS (1.8%)
Heinz (H.J.) Co. ..................      13,000       428,740
Nestle S.A. ADR (b)................       9,100       471,835
                                                  -----------
                                                      900,575
                                                  -----------
HEALTH CARE EQUIPMENT & SUPPLIES (1.9%)
Bard (C.R.), Inc. .................       4,700       335,157
Becton, Dickinson & Co. ...........      14,800       574,980
                                                  -----------
                                                      910,137
                                                  -----------
HEALTH CARE PROVIDERS & SERVICES (0.9%)
Aetna, Inc. .......................       7,200       433,440
                                                  -----------
HOTELS, RESTAURANTS & LEISURE (2.7%)
McDonald's Corp. ..................      59,200     1,305,952
                                                  -----------
HOUSEHOLD DURABLES (0.5%)
Black & Decker Corp. (The).........       5,800       252,010
                                                  -----------
HOUSEHOLD PRODUCTS (0.5%)
Kimberly-Clark Corp. ..............       4,800       250,272
                                                  -----------
INSURANCE (7.1%)
Allstate Corp. (The)...............      23,800       848,470
American International Group,
 Inc. .............................      21,558     1,189,570
John Hancock Financial Services,
 Inc. .............................      17,500       537,775
Loews Corp. .......................       9,100       430,339
Travelers Property Casualty Corp.
 Class A...........................      30,700       488,130
                                                  -----------
                                                    3,494,284
                                                  -----------
IT CONSULTING & SERVICES (0.5%)
SunGard Data Systems, Inc. (a).....       9,800       253,918
                                                  -----------
MACHINERY (2.2%)
Deere & Co. .......................      11,100       507,270
Eaton Corp. .......................       7,000       550,270
                                                  -----------
                                                    1,057,540
                                                  -----------
MEDIA (10.1%)
Gannett Co., Inc. .................      10,200       783,462
Liberty Media Corp. (a)............     124,780     1,442,457
News Corp. Ltd. (The) ADR (b)......      41,900     1,049,595

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                                         SHARES      VALUE
                                     ------------------------
MEDIA (Continued)
Viacom, Inc. Class B (a)...........      22,900   $   999,814
Walt Disney Co. (The)..............      33,600       663,600
                                                  -----------
                                                    4,938,928
                                                  -----------
METALS & MINING (1.1%)
Alcoa, Inc. .......................      20,400       520,200
                                                  -----------
MULTILINE RETAIL (0.7%)
Federated Department Stores,
 Inc. .............................       9,600       353,760
                                                  -----------
OFFICE ELECTRONICS (1.4%)
Xerox Corp. (a)....................      66,900       708,471
                                                  -----------
OIL & GAS (7.1%)
Apache Corp. ......................       4,100       266,746
ConocoPhillips.....................       8,470       464,156
EnCana Corp. ......................       7,349       281,981
ExxonMobil Corp. ..................      48,082     1,726,625
Royal Dutch Petroleum Co. ADR
 (b)...............................      16,200       755,244
                                                  -----------
                                                    3,494,752
                                                  -----------
PAPER & FOREST PRODUCTS (0.4%)
International Paper Co. ...........       5,600       200,088
                                                  -----------
PHARMACEUTICALS (3.6%)
Merck & Co., Inc. .................      12,400       750,820
Pfizer, Inc. ......................      30,340     1,036,111
                                                  -----------
                                                    1,786,931
                                                  -----------
ROAD & RAIL (1.1%)
Union Pacific Corp. ...............       9,600       556,992
                                                  -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.0%)
Intel Corp. .......................      47,400       985,161
                                                  -----------
SOFTWARE (2.4%)
Microsoft Corp. ...................      46,100     1,180,621
                                                  -----------

                                       SHARES        VALUE
                                     ------------------------
TOBACCO (0.8%)
Altria Group, Inc. ................       8,900   $   404,416
                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
Sprint Corp. (PCS Group) (a).......      42,000       241,500
                                                  -----------
Total Common Stocks (Cost
 $46,583,390)......................                46,579,050
                                                  -----------

SHORT-TERM INVESTMENT (5.3%)
                                     PRINCIPAL
                                       AMOUNT
                                     ----------
FEDERAL AGENCY (5.3%)
Federal Home Loan Bank 0.95%, due
 7/1/03............................  $2,615,000     2,615,000
                                                  -----------
Total Short-Term Investment (Cost
 $2,615,000).......................                 2,615,000
                                                  -----------
Total Investments (Cost
 $49,198,390) (c)..................       100.1%   49,194,050(d)
Liabilities in Excess of Cash and
 Other Assets......................        (0.1)      (39,340)
                                     ----------   -----------
Net Assets.........................       100.0%  $49,154,710
                                     ==========   ===========

------------
(a) Non-income producing security.
(b) ADR--American Depositary Receipt.
(c) The cost for federal income tax purposes is $49,202,565.
(d) At June 30, 2003 net unrealized depreciation was $8,515, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,862,570 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,871,085.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

DREYFUS LARGE COMPANY
VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $49,198,390)..........   $ 49,194,050
Receivables:
  Investment securities sold.............      2,568,000
  Fund shares sold.......................         70,729
  Dividends and interest.................         58,168
                                            ------------
        Total assets.....................     51,890,947
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........      2,663,776
  Adviser................................         24,331
  Shareholder communication..............         13,430
  Administrator..........................          8,111
  Fund shares redeemed...................          2,751
  Custodian..............................          2,186
  NYLIFE Distributors....................              9
Accrued expenses.........................         21,643
                                            ------------
        Total liabilities................      2,736,237
                                            ------------
Net assets...............................   $ 49,154,710
                                            ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class..........................   $     55,571
  Service Class..........................            291
Additional paid-in capital...............     59,018,994
Accumulated undistributed net investment
  income.................................        236,218
Accumulated net realized loss on
  investments............................    (10,152,024)
Net unrealized depreciation on
  investments............................         (4,340)
                                            ------------
Net assets...............................   $ 49,154,710
                                            ============
Initial Class
  Net assets applicable to outstanding
    shares...............................   $ 48,898,338
                                            ============
  Shares of capital stock outstanding....      5,557,067
                                            ============
  Net asset value per share
    outstanding..........................   $       8.80
                                            ============
Service Class
  Net assets applicable to outstanding
    shares...............................   $    256,372
                                            ============
  Shares of capital stock outstanding....         29,140
                                            ============
  Net asset value per share
    outstanding..........................   $       8.80
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $    471,284
  Interest...............................         14,740
                                            ------------
        Total income.....................        486,024
                                            ------------
Expenses:
  Advisory...............................        149,733
  Administration.........................         49,911
  Professional...........................         17,979
  Shareholder communication..............         12,056
  Custodian..............................          6,491
  Portfolio pricing......................          2,987
  Directors..............................          2,334
  Amortization of organization expense...          1,395
  Service................................              9
  Miscellaneous..........................          6,911
                                            ------------
        Total expenses...................        249,806
                                            ------------
Net investment income....................        236,218
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized loss on investments.........     (1,055,930)
Net change in unrealized depreciation on
  investments............................      5,645,019
                                            ------------
Net realized and unrealized gain on
  investments............................      4,589,089
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  4,825,307
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $12,160.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

DREYFUS LARGE COMPANY
VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003 (Unaudited) and the year ended December 31, 2002

                                                                  2003           2002
                                                              ----------------------------
DECREASE IN NET ASSETS:
Operations:
 Net investment income......................................  $    236,218   $    344,551
 Net realized loss on investments...........................    (1,055,930)    (8,761,547)
 Net change in unrealized appreciation (depreciation) on
   investments..............................................     5,645,019     (6,201,899)
                                                              ------------   ------------
 Net increase (decrease) in net assets resulting from
   operations...............................................     4,825,307    (14,618,895)
                                                              ------------   ------------
Dividends to shareholders:
 From net investment income:
   Initial Class............................................        (9,954)      (343,958)
                                                              ------------   ------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................     6,050,193     12,435,563
   Service Class............................................       259,325             --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends:
   Initial Class............................................         9,954        343,958
                                                              ------------   ------------
                                                                 6,319,472     12,779,521
 Cost of shares redeemed:
   Initial Class............................................   (11,955,447)    (7,061,710)
                                                              ------------   ------------
 Increase (decrease) in net assets derived from capital
   share transactions.......................................    (5,635,975)     5,717,811
                                                              ------------   ------------
Net decrease in net assets..................................      (820,622)    (9,245,042)
NET ASSETS:
Beginning of period.........................................    49,975,332     59,220,374
                                                              ------------   ------------
End of period...............................................  $ 49,154,710   $ 49,975,332
                                                              ============   ============
Accumulated undistributed net investment income at end of
 period.....................................................  $    236,218   $      9,954
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                  INITIAL CLASS                                     SERVICE CLASS
                                ---------------------------------------------------------------------------------   -------------
                                                                                                        MAY 1,         JUNE 5,
                                SIX MONTHS                                                             1998 (a)        2003(a)
                                  ENDED                                                                THROUGH         THROUGH
                                 JUNE 30,                     YEAR ENDED DECEMBER 31                 DECEMBER 31,     JUNE 30,
                                  2003*           2002          2001          2000          1999         1998           2003*
                                -------------------------------------------------------------------------------------------------
Net asset value at beginning
 of period....................   $  8.01        $ 10.46       $ 11.29       $ 10.84       $ 10.23      $ 10.00         $  8.97
                                 -------        -------       -------       -------       -------      -------         -------
Net investment income.........      0.04           0.06          0.07          0.07          0.08         0.05            0.00(c)
Net realized and unrealized
 gain (loss) on investments...      0.75          (2.45)        (0.56)         0.64          0.61         0.23           (0.17)
                                 -------        -------       -------       -------       -------      -------         -------
Total from investment
 operations...................      0.79          (2.39)        (0.49)         0.71          0.69         0.28           (0.17)
                                 -------        -------       -------       -------       -------      -------         -------
Less dividends and
 distributions:
 From net investment income...     (0.00)(c)      (0.06)        (0.07)        (0.07)        (0.08)       (0.05)             --
 From net realized gain on
   investments................        --             --         (0.27)        (0.19)           --           --              --
                                 -------        -------       -------       -------       -------      -------         -------
Total dividends and
 distributions................     (0.00)(c)      (0.06)        (0.34)        (0.26)        (0.08)       (0.05)             --
                                 -------        -------       -------       -------       -------      -------         -------
Net asset value at end of
 period.......................   $  8.80        $  8.01       $ 10.46       $ 11.29       $ 10.84      $ 10.23         $  8.80
                                 =======        =======       =======       =======       =======      =======         =======
Total investment return.......      9.86%(b)     (22.86%)       (4.51%)        6.59%         6.73%        2.83%(b)       (1.88%)(b)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income........      0.95%+         0.63%         0.80%         0.78%         0.90%        1.02%+          0.70%+
 Net expenses.................      1.00%+         0.98%         0.99%         1.01%         0.95%        0.95%+          1.25%+
 Expenses (before
   reimbursement).............      1.00%+         0.98%         0.99%         1.01%         1.00%        1.39%+          1.25%+
Portfolio turnover rate.......        40%            65%           74%          159%          121%          98%             40%
Net assets at end of period
 (in 000's)...................   $48,898        $49,975       $59,220       $45,278       $30,608      $18,918         $   256

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
(c)  Less than one cent per share.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAGLE ASSET MANAGEMENT
GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)


COMMON STOCKS (99.4%)+
                                      SHARES        VALUE
                                    -------------------------
AEROSPACE & DEFENSE (3.5%)
Boeing Co. (The)..................       3,400   $    116,688
Lockheed Martin Corp. ............      55,250      2,628,243
Raytheon Co. .....................      17,700        581,268
United Technologies Corp. ........      19,250      1,363,477
                                                 ------------
                                                    4,689,676
                                                 ------------
AIR FREIGHT & LOGISTICS (1.0%)
United Parcel Service, Inc. Class
 B................................      21,150      1,347,255
                                                 ------------
BANKS (1.5%)
Bank of America Corp. ............      24,750      1,955,993
                                                 ------------
BEVERAGES (2.5%)
Anheuser-Busch Cos., Inc. ........      37,500      1,914,375
Coca-Cola Co. (The)...............      30,000      1,392,300
                                                 ------------
                                                    3,306,675
                                                 ------------
BIOTECHNOLOGY (4.7%)
Amgen, Inc. (a)...................      26,450      1,757,338
Genentech, Inc. (a)...............      12,800        923,136
Genzyme Corp. (a).................      13,050        545,490
Gilead Sciences, Inc. (a).........      37,200      2,067,576
MedImmune, Inc. (a)...............      29,350      1,067,459
                                                 ------------
                                                    6,360,999
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (3.1%)
Cendant Corp. (a).................     143,900      2,636,248
First Data Corp. .................      36,600      1,516,704
                                                 ------------
                                                    4,152,952
                                                 ------------
COMMUNICATIONS EQUIPMENT (3.8%)
Cisco Systems, Inc. (a)...........     302,750      5,052,898
                                                 ------------

COMPUTERS & PERIPHERALS (5.2%)
Dell Computer Corp. (a)...........     155,300      4,963,388
International Business Machines
 Corp. ...........................      23,900      1,971,750
                                                 ------------
                                                    6,935,138
                                                 ------------
DIVERSIFIED FINANCIALS (7.8%)
American Express Co. .............      39,000      1,630,590
Citigroup, Inc. ..................      86,233      3,690,772
Fannie Mae........................      20,250      1,365,660
Freddie Mac.......................      14,400        731,088
Goldman Sachs Group, Inc. (The)...      20,250      1,695,938
Lehman Brothers Holdings, Inc. ...      19,150      1,273,092
                                                 ------------
                                                   10,387,140
                                                 ------------
ELECTRICAL EQUIPMENT & INSTRUMENTS (0.4%)
STMicroelectronics N.V. ADR (b)...      27,450        570,686
                                                 ------------
ENERGY EQUIPMENT & SERVICES (0.5%)
ENSCO International, Inc. ........      24,800        667,120
                                                 ------------


                                      SHARES        VALUE
                                    -------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.3%)
Baxter International, Inc. .......     106,050   $  2,757,300
Medtronic, Inc. ..................      33,850      1,623,785
                                                 ------------
                                                    4,381,085
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (1.1%)
HCA, Inc. ........................      12,000        384,480
UnitedHealth Group, Inc. .........      21,700      1,090,425
                                                 ------------
                                                    1,474,905
                                                 ------------
HOTELS, RESTAURANTS & LEISURE (3.1%)
Carnival Corp. ...................      62,250      2,023,748
Harrah's Entertainment, Inc.
 (a)..............................      41,400      1,665,936
Wendy's International, Inc. ......      15,200        440,344
                                                 ------------
                                                    4,130,028
                                                 ------------
HOUSEHOLD PRODUCTS (2.6%)
Colgate-Palmolive Co. ............      23,600      1,367,620
Procter & Gamble Co. (The)........      23,650      2,109,107
                                                 ------------
                                                    3,476,727
                                                 ------------
INDUSTRIAL CONGLOMERATES (5.2%)
3M Co. ...........................       8,500      1,096,330
General Electric Co. .............     203,550      5,837,814
                                                 ------------
                                                    6,934,144
                                                 ------------
INSURANCE (1.0%)
Travelers Property Casualty Corp.
 Class A..........................      14,271        226,909
UNUMProvident Corp. ..............      85,650      1,148,566
                                                 ------------
                                                    1,375,475
                                                 ------------
INTERNET & CATALOG RETAIL (1.5%)
eBay, Inc. (a)....................      19,700      2,052,346
                                                 ------------

IT CONSULTING & SERVICES (0.9%)
Computer Sciences Corp. (a).......      33,200      1,265,584
                                                 ------------

MEDIA (9.7%)
Clear Channel Communications, Inc.
 (a)..............................      54,050      2,291,180
EchoStar Communications Corp.
 Class A (a)......................      35,000      1,211,700
Omnicom Group, Inc. ..............      12,550        899,835
Univision Communications, Inc.
 Class A (a)......................      42,250      1,284,400
Viacom, Inc. Class B (a)..........      76,300      3,331,258
Walt Disney Co. (The).............     124,650      2,461,837
Westwood One, Inc. (a)............      46,350      1,572,656
                                                 ------------
                                                   13,052,866
                                                 ------------
MULTILINE RETAIL (4.2%)
Kohl's Corp. (a)..................      24,050      1,235,689
Wal-Mart Stores, Inc. ............      81,450      4,371,421
                                                 ------------
                                                    5,607,110
                                                 ------------
OIL & GAS (0.6%)
BP PLC ADR (b)....................      19,600        823,592
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                    -------------------------
PERSONAL PRODUCTS (0.8%)
Gillette Co. (The)................      33,900   $  1,080,054
                                                 ------------
PHARMACEUTICALS (15.6%)
Abbott Laboratories...............      45,700      1,999,832
Johnson & Johnson.................     103,300      5,340,610
Lilly (Eli) & Co. ................      23,800      1,641,486
Merck & Co., Inc. ................      60,250      3,648,137
Pfizer, Inc. .....................     209,850      7,166,377
Wyeth.............................      23,250      1,059,038
                                                 ------------
                                                   20,855,480
                                                 ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.5%)
Intel Corp. ......................     217,400      4,518,441
Linear Technology Corp. ..........      11,700        376,857
Taiwan Semiconductor Manufacturing
 Co. Ltd. ADR (a)(b)..............     214,510      2,162,261
Texas Instruments, Inc. ..........      14,100        248,160
                                                 ------------
                                                    7,305,719
                                                 ------------
SOFTWARE (7.9%)
BEA Systems, Inc. (a).............      63,150        685,809
Microsoft Corp. ..................     301,950      7,732,939
Oracle Corp. (a)..................      80,000        961,600
VERITAS Software Corp. (a)........      43,700      1,252,879
                                                 ------------
                                                   10,633,227
                                                 ------------
SPECIALITY RETAIL (2.4%)
Home Depot, Inc. (The)............      96,000      3,179,520
                                                 ------------
Total Common Stocks
 (Cost $124,249,033)..............                133,054,394
                                                 ------------

SHORT-TERM INVESTMENT (0.8%)
                                      PRINCIPAL
                                       AMOUNT        VALUE
                                    -------------------------
TIME DEPOSIT (0.8%)
Bank of New York Cayman
 0.625%, due 7/1/03...............  $1,100,000   $  1,100,000
                                                 ------------
Total Short-Term Investment
 (Cost $1,100,000)................                  1,100,000
                                                 ------------
Total Investments
 (Cost $125,349,033) (c)..........       100.2%   134,154,394(d)
Liabilities in Excess of
 Cash and Other Assets............        (0.2)      (230,128)
                                    ----------   ------------
Net Assets........................       100.0%  $133,924,266
                                    ==========   ============

------------
(a) Non-income producing security.
(b) ADR--American Depositary Receipt.
(c) The cost for federal income tax purposes is $137,081,403.
(d) At June 30, 2003 net unrealized depreciation was $2,927,009, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $11,437,100 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $14,364,109.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAGLE ASSET MANAGEMENT
GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $125,349,033)........   $ 134,154,394
Cash....................................          46,021
Receivables:
  Investment securities sold............       4,291,684
  Dividends and interest................          94,539
  Fund shares sold......................          26,357
                                           -------------
        Total assets....................     138,612,995
                                           -------------
LIABILITIES:
Payables:
  Investment securities purchased.......       4,373,981
  Fund shares redeemed..................         175,331
  Adviser...............................          55,281
  Administrator.........................          22,112
  Custodian.............................           4,454
  NYLIFE Distributors...................              22
Accrued expenses........................          57,548
                                           -------------
        Total liabilities...............       4,688,729
                                           -------------
Net assets..............................   $ 133,924,266
                                           =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class.........................   $     132,844
  Service Class.........................             236
Additional paid-in capital..............     253,442,950
Accumulated undistributed net investment
  income................................         133,460
Accumulated net realized loss on
  investments...........................    (128,590,585)
Net unrealized appreciation on
  investments...........................       8,805,361
                                           -------------
Net assets..............................   $ 133,924,266
                                           =============
Initial Class
  Net assets applicable to outstanding
    shares..............................   $ 133,686,960
                                           =============
  Shares of capital stock outstanding...      13,284,404
                                           =============
  Net asset value per share
    outstanding.........................   $       10.06
                                           =============
Service Class
  Net assets applicable to outstanding
    shares..............................   $     237,306
                                           =============
  Shares of capital stock outstanding...          23,585
                                           =============
  Net asset value per share
    outstanding.........................   $       10.06
                                           =============

STATEMENT OF OPERATIONS
For the six months ended June 30, 2003 (unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a).........................   $     627,388
  Interest..............................           7,977
                                           -------------
        Total income....................         635,365
                                           -------------
Expenses:
  Advisory..............................         301,252
  Administration........................         120,501
  Shareholder communication.............          29,290
  Professional..........................          24,220
  Custodian.............................          12,943
  Directors.............................           3,950
  Service...............................              22
  Miscellaneous.........................           9,727
                                           -------------
        Total expenses..................         501,905
                                           -------------
Net investment income...................         133,460
                                           -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized loss on investments........      (1,222,699)
Net change in unrealized depreciation on
  investments...........................      16,068,694
                                           -------------
Net realized and unrealized gain on
  investments...........................      14,845,995
                                           -------------
Net increase in net assets resulting
  from operations.......................   $  14,979,455
                                           =============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $2,998.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

EAGLE ASSET MANAGEMENT
GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003 (Unaudited) and the year ended December 31, 2002

                                                                  2003           2002
                                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income......................................  $    133,460   $    111,737
 Net realized loss on investments...........................    (1,222,699)   (42,027,084)
 Net change in unrealized appreciation (depreciation) on
   investments..............................................    16,068,694     (9,777,425)
                                                              ------------   ------------
 Net increase (decrease) in net assets resulting from
   operations...............................................    14,979,455    (51,692,772)
                                                              ------------   ------------
Dividends to shareholders:
 From net investment income:
   Initial Class............................................       (20,310)       (91,427)
                                                              ------------   ------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................    10,089,112     18,751,844
   Service Class............................................       241,989             --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends:
   Initial Class............................................        20,310         91,427
                                                              ------------   ------------
                                                                10,351,411     18,843,271
 Cost of shares redeemed:
   Initial Class............................................   (10,914,185)   (27,977,940)
   Service Class............................................          (727)            --
                                                              ------------   ------------
 Decrease in net assets derived from capital share
   transactions.............................................      (563,501)    (9,134,669)
                                                              ------------   ------------
Net increase (decrease) in net assets.......................    14,395,644    (60,918,868)
NET ASSETS:
Beginning of period.........................................   119,528,622    180,447,490
                                                              ------------   ------------
End of period...............................................  $133,924,266   $119,528,622
                                                              ============   ============
Accumulated undistributed net investment income at end of
 period.....................................................  $    133,460   $     20,310
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                               INITIAL CLASS
                                                --------------------------------------------

                                                SIX MONTHS
                                                  ENDED
                                                 JUNE 30,          YEAR ENDED DECEMBER 31
                                                  2003*           2002            2001
                                                --------------------------------------------
Net asset value at beginning of period........   $   8.90       $  12.41        $  14.87
                                                 --------       --------        --------
Net investment income (loss)..................       0.01           0.01           (0.01)(b)
Net realized and unrealized gain (loss) on
 investments..................................       1.15          (3.51)          (2.45)
                                                 --------       --------        --------
Total from investment operations..............       1.16          (3.50)          (2.46)
                                                 --------       --------        --------
Less dividends and distributions:
 From net investment income...................      (0.00)(c)      (0.01)             --
 From net realized gain on investments........         --             --              --
                                                 --------       --------        --------
Total dividends and distributions.............      (0.00)(c)      (0.01)             --
                                                 --------       --------        --------
Net asset value at end of period..............   $  10.06       $   8.90        $  12.41
                                                 ========       ========        ========
Total investment return.......................      13.08%(d)     (28.21%)        (16.56%)
Ratios (to average net assets)/Supplemental
 Data:
 Net investment income (loss).................       0.22%+         0.07%          (0.10%)
 Net expenses.................................       0.83%+         0.81%           0.80%
 Expenses (before reimbursement)..............       0.83%+         0.81%           0.80%
Portfolio turnover rate.......................         81%           168%            172%
Net assets at end of period (in 000's)........   $133,687       $119,529        $180,447

                                                               INITIAL CLASS                  SERVICE CLASS
                                                -------------------------------------------   -------------
                                                                                  MAY 1,         JUNE 6,
                                                                                 1998 (a)        2003(a)
                                                                                 THROUGH         THROUGH
                                                 YEAR ENDED DECEMBER 31        DECEMBER 31,     JUNE 30,
                                                  2000            1999             1998           2003*
                                                -----------------------------------------------------------
Net asset value at beginning of period........  $  18.55        $  11.78         $  10.00       $  10.18
                                                --------        --------         --------       --------
Net investment income (loss)..................     (0.02)(b)       (0.01)(b)         0.01           0.00(c)
Net realized and unrealized gain (loss) on
 investments..................................     (1.69)           7.71             1.78          (0.12)
                                                --------        --------         --------       --------
Total from investment operations..............     (1.71)           7.70             1.79          (0.12)
                                                --------        --------         --------       --------
Less dividends and distributions:
 From net investment income...................        --           (0.00)(c)        (0.01)            --
 From net realized gain on investments........     (1.97)          (0.93)              --             --
                                                --------        --------         --------       --------
Total dividends and distributions.............     (1.97)          (0.93)           (0.01)            --
                                                --------        --------         --------       --------
Net asset value at end of period..............  $  14.87        $  18.55         $  11.78       $  10.06
                                                ========        ========         ========       ========
Total investment return.......................     (9.97%)         65.50%           17.85%(d)      (1.13%)(d)
Ratios (to average net assets)/Supplemental
 Data:
 Net investment income (loss).................     (0.19%)         (0.04%)           0.11%+        (0.03%)+
 Net expenses.................................      0.80%           0.85%            0.85%+         1.08%+
 Expenses (before reimbursement)..............      0.80%           0.87%            1.28%+         1.08%+
Portfolio turnover rate.......................       363%            203%              31%            81%
Net assets at end of period (in 000's)........  $218,190        $ 65,089         $ 18,467       $    237

------------
(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

LORD ABBETT
DEVELOPING GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2003 (Unaudited)


COMMON STOCKS (95.8%)+
                                       SHARES        VALUE
                                     ---------------------
AEROSPACE & DEFENSE (0.8%)
Armor Holdings, Inc. (a)...........      13,800   $   184,920
Mercury Computer Systems, Inc.
 (a)...............................       3,200        58,112
                                                  -----------
                                                      243,032
                                                  -----------
AIR FREIGHT & LOGISTICS (0.6%)
EGL, Inc. (a)......................      12,000       182,400
                                                  -----------

AIRLINES (1.0%)
Skywest, Inc.......................      15,000       285,900
                                                  -----------

AUTOMOBILES (0.3%)
Thor Industries, Inc...............       2,600       106,132
                                                  -----------
BANKS (3.2%)
Greater Bay Bancorp................      12,800       261,376
Silicon Valley Bancshares (a)......       9,600       228,576
Southwest Bancorp of Texas, Inc.
 (a)...............................       7,200       234,072
Texas Regional Bancshares, Inc.
 Class A...........................       3,720       129,084
W Holding Co., Inc.................       6,200       104,904
                                                  -----------
                                                      958,012
                                                  -----------
BIOTECHNOLOGY (4.0%)
Affymetrix, Inc. (a)...............       7,300       143,883
Albany Molecular Research, Inc.
 (a)...............................       7,100       107,210
Cell Therapeutics, Inc. (a)........      18,300       178,059
Corixa Corp. (a)...................      21,700       167,741
Enzon Pharmaceuticals, Inc. (a)....      10,300       128,956
ILEX Oncology, Inc. (a)............      10,300       199,923
Kos Pharmaceuticals, Inc. (a)......       3,800        89,186
SangStat Medical Corp. (a).........      13,200       172,788
                                                  -----------
                                                    1,187,746
                                                  -----------
BUILDING PRODUCTS (0.3%)
Simpson Manufacturing Co., Inc.
 (a)...............................       2,800       102,480
                                                  -----------

COMMERCIAL SERVICES & SUPPLIES (10.9%)
Advisory Board Co. (The) (a).......       4,700       190,444
Corinthian Colleges, Inc. (a)......       7,500       364,275
Corporate Executive Board Co. (The)
 (a)...............................      10,500       425,565
DeVry, Inc. (a)....................       8,200       190,978
Education Management Corp. (a).....       5,800       308,444
Exult, Inc. (a)....................      22,900       196,253
G&K Services, Inc. Class A.........       4,200       124,320
Healthcare Services Group, Inc.
 (a)...............................      13,000       183,690
ITT Educational Services, Inc.
 (a)...............................       8,300       242,775
NCO Group, Inc. (a)................       3,900        69,849
NDC Health Corp....................       7,100       130,285
Pegasus Solutions, Inc. (a)........       9,500       154,375
S1 Corp. (a).......................      30,200       122,008
Steiner Leisure Ltd. (a)...........       8,500       124,100
Strayer Education, Inc.............       1,900       150,955
Sylvan Learning Systems, Inc.
 (a)...............................       5,700       130,188
West Corp. (a).....................       4,000       106,600
                                                  -----------
                                                    3,215,104
                                                  -----------


                                       SHARES        VALUE
                                     ------------------------
COMMUNICATIONS EQUIPMENT (1.2%)
Comtech Telecommunications Corp.
 (a)...............................       3,000   $    84,720
NetScreen Technologies, Inc. (a)...       7,400       166,870
Packeteer, Inc. (a)................       6,900       107,433
                                                  -----------
                                                      359,023
                                                  -----------
COMPUTERS & PERIPHERALS (2.8%)
Advanced Digital Information Corp.
 (a)...............................      26,900       268,731
Avid Technology, Inc. (a)..........       5,200       182,364
Drexler Technology Corp. (a).......       4,100        63,550
Hutchinson Technology, Inc. (a)....       4,800       157,872
Pinnacle Systems, Inc. (a).........      13,300       142,310
                                                  -----------
                                                      814,827
                                                  -----------
DISTRIBUTORS (0.1%)
CellStar Corp......................       8,180        32,147
                                                  -----------

DIVERSIFIED FINANCIALS (1.4%)
iDine Rewards Network, Inc. (a)....       8,900       122,286
Investment Technology Group, Inc.
 (a)...............................      16,500       306,900
                                                  -----------
                                                      429,186
                                                  -----------
ELECTRICAL EQUIPMENT (0.6%)
II-VI, Inc. (a)....................       5,300       122,324
Sypris Solutions, Inc..............       4,000        41,320
                                                  -----------
                                                      163,644
                                                  -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
FLIR Systems, Inc. (a).............       4,000       120,600
                                                  -----------

ENERGY EQUIPMENT & SERVICES (0.6%)
Cal Dive International, Inc (a)....       7,800       170,040
                                                  -----------

FOOD & DRUG RETAILING (0.2%)
United Natural Foods, Inc. (a).....       2,500        70,350
                                                  -----------

HEALTH CARE EQUIPMENT & SUPPLIES (4.6%)
Bio-Rad Laboratories, Inc. Class A
 (a)...............................       3,900       215,865
Cooper Co., Inc....................       6,600       229,482
Diagnostic Products Corp...........       7,800       320,190
K-V Pharmaceutical Co. Class A
 (a)...............................       6,600       183,480
Molecular Devices Corp. (a)........      11,200       178,192
Novoste Corp. (a)..................      16,800       100,800
QLT, Inc. (a)......................       9,700       123,180
                                                  -----------
                                                    1,351,189
                                                  -----------
HEALTH CARE PROVIDERS & SERVICES (7.1%)
Amerigroup Corp. (a)...............       4,200       156,240
Centene Corp. (a)..................       4,600       178,940
Coventry Health Care, Inc. (a).....       3,100       143,096
D & K Healthcare Resources, Inc....       7,000       112,980
Hooper Holmes, Inc.................      30,100       193,844
Parexel International Corp. (a)....      12,500       174,375
Pharmaceutical Product Development,
 Inc. (a)..........................      22,300       640,679
Priority Healthcare Corp. Class B
 (a)...............................      10,800       200,340

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                       SHARES        VALUE
                                     ------------------------
HEALTH CARE PROVIDERS & SERVICES (Continued)
Renal Care Group, Inc. (a).........       7,900   $   278,159
Res-Care, Inc. (a).................       5,000        22,850
                                                  -----------
                                                    2,101,503
                                                  -----------
HOTELS, RESTAURANTS & LEISURE (1.2%)
CEC Entertainment, Inc. (a)........       4,200       155,106
Jack-In-The-Box, Inc. (a)..........       4,100        91,430
Shuffle Master, Inc. (a)...........       4,100       120,499
                                                  -----------
                                                      367,035
                                                  -----------
HOUSEHOLD DURABLES (2.3%)
Matthews International Corp. Class
 A.................................       5,600       138,656
MDC Holdings, Inc..................       7,817       377,405
Standard Pacific Corp..............       4,700       155,852
                                                  -----------
                                                      671,913
                                                  -----------
INTERNET & CATALOG RETAIL (1.3%)
1-800-FLOWERS.COM, Inc. Class A
 (a)...............................      10,500        86,520
NetFlix, Inc. (a)..................       6,600       168,630
Priceline.com, Inc. (a)............       5,200       116,428
                                                  -----------
                                                      371,578
                                                  -----------
INTERNET SOFTWARE & SERVICES (4.8%)
@Road, Inc. (a)....................       4,400        48,048
Alloy, Inc. (a)....................      19,200       123,840
aQuantive, Inc. (a)................       7,000        73,500
Digital River, Inc. (a)............       9,700       187,210
eCollege.com (a)...................      14,100       161,868
EMerge Interactive, Inc. (a).......      70,000        53,900
LookSmart, Ltd. (a)................      50,900       144,047
Raindance Communications, Inc.
 (a)...............................      12,100        30,129
Retek, Inc. (a)....................      19,000       121,600
SeeBeyond Technology Corp. (a).....      25,100        57,981
SI International, Inc. (a).........       4,200        55,020
Sohu.com, Inc. (a).................       4,200       143,472
United Online, Inc. (a)............       9,300       235,662
                                                  -----------
                                                    1,436,277
                                                  -----------
IT CONSULTING & SERVICES (5.8%)
BearingPoint, Inc. (a).............      38,800       374,420
Cognizant Technology Solutions
 Corp. (a).........................      20,700       504,252
FTI Consulting, Inc. (a)...........      13,100       327,107
Manhattan Associates, Inc. (a).....       9,100       236,327
SRA International, Inc. Class A
 (a)...............................       8,500       272,000
                                                  -----------
                                                    1,714,106
                                                  -----------
LEISURE EQUIPMENT & PRODUCTS (0.4%)
Multimedia Games, Inc. (a).........       4,200       107,100
                                                  -----------

MEDIA (1.0%)
Macrovision Corp. (a)..............      14,200       282,864
                                                  -----------


                                       SHARES        VALUE
                                     ------------------------

OIL & GAS (1.4%)
EXCO Resources, Inc. ..............       9,900   $   177,309
Patina Oil & Gas Corp..............       7,093       228,040
                                                  -----------
                                                      405,349
                                                  -----------

PERSONAL PRODUCTS (0.3%)
NBTY, Inc. (a).....................       4,200        88,452
                                                  -----------

PHARMACEUTICALS (7.4%)
Alpharma, Inc......................       8,800       190,080
Bradley Pharmaceuticals, Inc.
 (a)...............................       6,400       105,600
DOV Pharmaceutical, Inc. (a).......       7,100        81,650
Endo Pharmaceuticals Holdings, Inc.
 (a)...............................      16,400       277,488
Ligand Pharmaceuticals, Inc. Class
 B (a).............................      16,000       217,440
Medicines Co. (The) (a)............       6,100       120,109
Medicis Pharmaceutical Corp........       8,300       470,610
Noven Pharmaceuticals, Inc. (a)....      19,700       201,728
SICOR, Inc. (a)....................      26,100       530,874
                                                  -----------
                                                    2,195,579
                                                  -----------
ROAD & RAIL (0.4%)
Werner Enterprises, Inc............       6,100       129,320
                                                  -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.1%)
Cabot Microelectronics Corp. (a)...       8,400       423,948
Cree, Inc. (a).....................       6,300       102,564
Cymer, Inc. (a)....................       4,600       145,176
Entegris, Inc. (a).................       9,100       122,304
FormFactor, Inc. (a)...............         500         8,850
Integrated Circuit Systems, Inc.
 (a)...............................       8,400       264,012
Microsemi Corp. (a)................      11,200       179,200
MKS Instruments, Inc. (a)..........       7,500       135,525
Mykrolis Corp. (a).................      13,100       132,965
Power Integrations, Inc. (a).......       4,600       111,872
Varian Semiconductor Equipment
 Associates, Inc. (a)..............       5,600       166,656
                                                  -----------
                                                    1,793,072
                                                  -----------
SOFTWARE (10.9%)
Activision, Inc. (a)...............      13,050       168,606
Altiris, Inc. (a)..................       6,500       130,325
Borland Software Corp. (a).........      16,800       164,136
Business Objects S.A. ADR (a)(b)...       3,500        76,825
Concur Technologies, Inc. (a)......      14,500       146,015
Cray, Inc. (a).....................      22,200       175,380
Datastream Systems, Inc. (a).......       3,200        33,888
Digimarc Corp. (a).................       1,500        23,550
Documentum, Inc. (a)...............       7,600       149,492
EPIQ Systems, Inc. (a).............       5,200        89,284
FactSet Research Systems, Inc......       3,200       140,960
Jack Henry & Associates, Inc.......       6,300       112,077
Kronos, Inc. (a)...................       5,900       299,779
Macromedia, Inc. (a)...............       9,000       189,360
Magma Design Automation, Inc. Class
 A (a).............................       7,800       133,770

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

LORD ABBETT
DEVELOPING GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2003 (Unaudited)

COMMON STOCKS (CONTINUED)
                                       SHARES        VALUE
                                     ------------------------
SOFTWARE (Continued)
ManTech International Corp. (a)....       7,400   $   141,932
Micro Strategy, Inc. Class A (a)...       3,200       116,576
Quest Software, Inc. (a)...........      12,100       143,990
SeaChange International, Inc.
 (a)...............................      10,200        97,308
Take-Two Interactive Software, Inc.
 (a)...............................      11,300       320,242
TIBCO Software, Inc. (a)...........      30,600       155,754
Verity, Inc. (a)...................       7,700        97,482
WebEx Communications, Inc. (a).....       9,700       135,315
                                                  -----------
                                                    3,242,046
                                                  -----------
SPECIALTY RETAIL (9.6%)
Aeropostale, Inc. (a)..............       6,700       143,916
Chico's FAS, Inc. (a)..............      11,600       244,180
Christopher & Banks Corp. (a)......      10,100       373,599
Claire's Stores, Inc...............       4,900       124,264
Cost Plus, Inc. (a)................       6,625       236,247
Electronics Boutique Holdings Corp.
 (a)...............................       6,900       159,459
GameStop Corp. (a).................       8,900       114,988
Group 1 Automotive, Inc. (a).......       7,300       236,593
Hot Topic, Inc. (a)................       6,250       168,188
Linens 'n Things, Inc. (a).........       8,500       200,685
O'Reilly Automotive, Inc. (a)......       5,400       180,306
Pacific Sunwear of California, Inc.
 (a)...............................      12,775       307,750
Pier 1 Imports, Inc................      14,500       295,800
Select Comfort Corp. (a)...........       4,200        68,796
                                                  -----------
                                                    2,854,771
                                                  -----------
TEXTILES, APPAREL & LUXURY GOODS (2.3%)
Fossil, Inc. (a)...................       6,900       162,564
Kenneth Cole Productions, Inc.
 Class A (a).......................       6,100       118,889
Quiksilver, Inc. (a)...............      16,500       272,085
Timberland Co. (The) Class A (a)...       2,400       126,864
                                                  -----------
                                                      680,402
                                                  -----------


                                       SHARES        VALUE
                                     ------------------------
TRADING COMPANIES & DISTRIBUTORS (0.5%)
MSC Industrial Direct Co., Inc.
 Class A (a).......................       8,100   $   144,990
                                                  -----------
Total Common Stocks
 (Cost $26,809,788)................                28,378,169
                                                  -----------

SHORT-TERM INVESTMENT (7.0%)
                                     PRINCIPAL
                                       AMOUNT
                                     ----------
TIME DEPOSIT (7.0%)
Bank of New York Cayman
 0.625%, due 7/1/03................  $2,061,000     2,061,000
                                                  -----------

Total Short-Term Investment
 (Cost $2,061,000).................                 2,061,000
                                                  -----------
Total Investments
 (Cost $28,870,788) (c)............       102.8%   30,439,169(d)
Liabilities in Excess of Cash and
 Other Assets......................        (2.8)     (819,850)
                                      ---------     ---------
Net Assets.........................       100.0%  $29,619,319
                                     ==========   ===========

------------
(a) Non-income producing security.
(b) ADR--American Depositary Receipt.
(c) The cost for federal income tax purposes is $28,965,197.
(d) At June 30, 2003 net unrealized appreciation was $1,473,972, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,132,398 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,658,426.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

LORD ABBETT
DEVELOPING GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2003 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $28,870,788)...........   $30,439,169
Cash......................................         7,308
Receivables:
  Investment securities sold..............     1,693,374
  Fund shares sold........................        88,645
  Dividends and interest..................         4,670
                                             -----------
        Total assets......................    32,233,166
                                             -----------
LIABILITIES:
Payables:
  Investment securities purchased.........     2,567,065
  Adviser.................................        14,062
  Administrator...........................         4,687
  Custodian...............................         3,186
  NYLIFE Distributors.....................            24
Accrued expenses..........................        24,823
                                             -----------
        Total liabilities.................     2,613,847
                                             -----------
Net assets................................   $29,619,319
                                             ===========
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class...........................   $    40,611
  Service Class...........................           354
Additional paid-in capital................    40,621,341
Accumulated net investment loss...........      (117,423)
Accumulated net realized loss on
  investments.............................   (12,493,945)
Net unrealized appreciation on
  investments.............................     1,568,381
                                             -----------
Net assets................................   $29,619,319
                                             ===========
Initial Class
  Net assets applicable to outstanding
    shares................................   $29,363,144
                                             ===========
  Shares of capital stock outstanding.....     4,061,052
                                             ===========
  Net asset value per share outstanding...   $      7.23
                                             ===========
Service Class
  Net assets applicable to outstanding
    shares................................   $   256,175
                                             ===========
  Shares of capital stock outstanding.....        35,436
                                             ===========
  Net asset value per share outstanding...   $      7.23
                                             ===========

STATEMENT OF OPERATIONS
For the six months ended June 30, 2003 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a)...........................   $    18,944
  Interest................................         5,731
                                             -----------
        Total income......................        24,675
                                             -----------
Expenses:
  Advisory................................        69,879
  Administration..........................        23,293
  Custodian...............................        16,376
  Professional............................        15,238
  Shareholder communication...............         4,407
  Portfolio pricing.......................         3,727
  Directors...............................         1,712
  Amortization of organization expense....         1,395
  Service.................................            24
  Miscellaneous...........................         6,047
                                             -----------
        Total expenses....................       142,098
                                             -----------
Net investment loss.......................      (117,423)
                                             -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized loss on investments..........    (3,323,753)
Net change in unrealized depreciation on
  investments.............................     7,339,490
                                             -----------
Net realized and unrealized gain on
  investments.............................     4,015,737
                                             -----------
Net increase in net assets resulting from
  operations..............................   $ 3,898,314
                                             ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $45.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

LORD ABBETT
DEVELOPING GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2003 (Unaudited) and the year ended December 31, 2002

                                                                  2003           2002
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................  $   (117,423)  $   (242,804)
  Net realized loss on investments..........................    (3,323,753)    (4,162,361)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     7,339,490     (4,702,967)
                                                              ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     3,898,314     (9,108,132)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Initial Class...........................................     4,521,415     10,479,950
    Service Class...........................................       256,756             --
  Cost of shares redeemed:
    Initial Class...........................................    (1,395,184)   (10,276,624)
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................     3,382,987        203,326
                                                              ------------   ------------
Net increase (decrease) in net assets.......................     7,281,301     (8,904,806)
NET ASSETS:
Beginning of period.........................................    22,338,018     31,242,824
                                                              ------------   ------------
End of period...............................................  $ 29,619,319   $ 22,338,018
                                                              ============   ============
Accumulated net investment loss at end of period............  $   (117,423)  $         --
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                 INITIAL CLASS                                      SERVICE CLASS
                              -----------------------------------------------------------------------------------   -------------
                                                                                                        MAY 1,         JUNE 5,
                              SIX MONTHS                                                               1998 (a)        2003(a)
                                ENDED                                                                  THROUGH         THROUGH
                               JUNE 30,                    YEAR ENDED DECEMBER 31                    DECEMBER 31,     JUNE 30,
                                2003*            2002       2001          2000          1999             1998           2003*
                              ----------------------------------------------------------------------------------------------------
Net asset value at beginning
 of period..................   $  6.19         $  8.71     $ 9.40        $11.94        $ 9.21          $ 10.00         $  7.20
                               -------         -------     -------       -------       -------         -------         -------
Net investment loss.........     (0.03)          (0.07)(b)  (0.07)(b)     (0.07)(b)     (0.05)(b)        (0.01)          (0.00)(c)
Net realized and unrealized
 gain (loss) on
 investments................      1.07           (2.45)     (0.62)        (2.19)         2.81            (0.78)           0.03
                               -------         -------     -------       -------       -------         -------         -------
Total from investment
 operations.................      1.04           (2.52)     (0.69)        (2.26)         2.76            (0.79)           0.03
                               -------         -------     -------       -------       -------         -------         -------
Less distributions:
 From net realized gain on
   investments..............        --              --         --         (0.28)        (0.03)              --              --
                               -------         -------     -------       -------       -------         -------         -------
Net asset value at end of
 period.....................   $  7.23         $  6.19     $ 8.71        $ 9.40        $11.94          $  9.21         $  7.23
                               =======         =======     =======       =======       =======         =======         =======
Total investment return.....     16.83%(d)      (28.98%)    (7.34%)      (19.08%)       32.19%           (7.90%)(d)       0.37%(d)
Ratios (to average net
 assets)/
 Supplemental Data:
 Net investment loss........     (1.01%)+        (0.92%)    (0.83%)       (0.68%)       (0.54%)          (0.35%)+        (1.26%)+
 Net expenses...............      1.22%+          1.10%      1.08%         1.07%         0.95%            0.95%+          1.47%+
 Expenses (before
   reimbursement)...........      1.22%+          1.10%      1.08%         1.07%         1.04%            1.50%+          1.47%+
Portfolio turnover rate.....        49%             62%        49%           51%           59%              12%             49%
Net assets at end of period
 (in 000's).................   $29,363         $22,338     $31,243       $36,015       $32,100         $15,867         $   256

------------
(a) Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) Less than one cent per share.
(d) Total return is not annualized.
 +  Annualized.
 *  Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company.

The Portfolios commenced operations on the dates indicated below:

COMMENCEMENT OF
  OPERATIONS                              PORTFOLIOS
---------------  ------------------------------------------------------------
July 2, 2001     Equity Income, Mid Cap Core, Mid Cap Growth and Small Cap
                 Growth Portfolios
May 1, 1998      American Century Income & Growth, Dreyfus Large Company
                 Value, Eagle Asset Management Growth Equity and Lord Abbett
                 Developing Growth Portfolios
October 1, 1996  Convertible Portfolio
May 1, 1995      High Yield Corporate Bond, International Equity and Value
                 Portfolios
January 29,      Capital Appreciation, Cash Management, Government, Total
  1993           Return and Indexed Equity Portfolios
January 23,      Bond and Growth Equity Portfolios
  1984

The Portfolios (each separately a "Portfolio") are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II and III, VUL Separate Account-I and CSVUL Separate Account-I (collectively "Separate Accounts"). The Separate Accounts are used to fund flexible premium deferred variable annuity and variable life insurance policies.

On May 13, 2003, the Fund's Board of Directors adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the distributor of its shares. Effective June 2, 2003, new shareholders of the Portfolios are permitted to invest only in the Service Class shares, however, existing Initial Class shareholders are permitted to continue investing in the Initial Class shares.

The Portfolios of the Service Class commenced operations on the dates indicated below:

COMMENCEMENT OF
  OPERATIONS                              PORTFOLIOS
---------------  ------------------------------------------------------------
June 13, 2003    American Century Income & Growth Portfolio
June 6, 2003     Eagle Asset Management Growth Equity Portfolio
June 5, 2003     Capital Appreciation, Convertible, Equity Income, Growth
                 Equity, Indexed Equity, International Equity, Mid Cap Core,
                 Mid Cap Growth, Small Cap Growth, Dreyfus Large Company
                 Value and Lord Abbett Developing Growth Portfolios
June 4, 2003     Bond, Government, High Yield Corporate Bond, Total Return
                 and Value Portfolios

The investment objectives for each of the Portfolios of the Fund are as follows:

Bond: to seek the highest income over the long term consistent with preservation of principal.

Capital Appreciation: to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Convertible:  to seek capital appreciation together with current income.

Equity Income: to realize maximum long-term total return from a combination of capital appreciation and income.

Government: to seek a high level of current income, consistent with safety of principal.

Growth Equity: to seek long-term growth of capital, with income as a secondary consideration.

High Yield Corporate Bond: to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective.

Indexed Equity: to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500 Index.

International Equity: to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

Mid Cap Core:  to seek long-term growth of capital.

Mid Cap Growth:  to seek long-term growth of capital.

Small Cap Growth:  to seek long-term capital appreciation.

Total Return: to realize current income consistent with reasonable opportunity for future growth of capital and income.

Value: to realize maximum long-term total return from a combination of capital growth and income.

American Century Income & Growth: to seek dividend growth, current income and capital appreciation.

Dreyfus Large Company Value:  capital appreciation.

Eagle Asset Management Growth Equity: to seek growth through long-term capital appreciation.

Lord Abbett Developing Growth: to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

High Yield Corporate Bond Portfolio invests primarily in high yield bonds (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic developments in a specific industry or region.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

                                                   MAINSTAY VP SERIES FUND, INC.

NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Fund:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each Portfolio is determined by taking the current market value (amortized cost, in the case of the Cash Management Portfolio) of the Portfolio's total assets attributable to that Portfolio, subtracting the liabilities attributable to that Portfolio, and dividing the result by the total number of outstanding shares of that Portfolio. Each Portfolio's net asset value will fluctuate, and although the Cash Management Portfolio seeks to maintain a net asset value of $1.00 per share, there is no assurance that it will be able to do so. An investor could lose money by investing in any Portfolio. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at their amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Securities of each of the other Portfolios are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ ("NASDAQ") system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected by the Adviser (see Note 3) if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last bid and asked prices based on dealer or exchange quotations.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Portfolios' calculations of net asset values unless the Adviser deems it to be appropriate.

                                      (C)

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The High Yield Corporate Bond and International Equity Portfolios enter into foreign currency forward contracts in order to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Portfolio's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

INTERNATIONAL EQUITY PORTFOLIO

Foreign currency forward contracts open at June 30, 2003:

                                                                CONTRACT       CONTRACT      UNREALIZED
                                                                 AMOUNT         AMOUNT      APPRECIATION
                                                                  SOLD        PURCHASED    (DEPRECIATION)
                                                              -------------   ----------   --------------
FOREIGN CURRENCY SALE CONTRACTS
------------------------------------------------------------
Hong Kong Dollar vs. U.S. Dollar, expiring 12/12/03.........  HKD24,217,200   $3,100,000     $  (4,588)


                                                                CONTRACT       CONTRACT
                                                                 AMOUNT         AMOUNT
                                                                PURCHASED        SOLD
                                                              -------------   ----------
FOREIGN CURRENCY BUY CONTRACTS
------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 12/12/03.....................  E   2,939,921   $3,100,000       263,143
                                                                                             ---------
Net unrealized appreciation on foreign currency forward
  contracts:................................................                                 $ 258,555
                                                                                             =========


                                      (D)

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index foreign currency or interest rate. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Indexed Equity and American Century Income & Growth Portfolios invest in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill their investment objectives.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the

                                                   MAINSTAY VP SERIES FUND, INC.

price of futures contracts and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Portfolio's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

                                      (E)

REPURCHASE AGREEMENTS. The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                                      (F)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts and premiums on securities, other than short-term securities, purchased for all Portfolios are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

                                      (G)

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

        (i) market value of investment securities, other assets and liabilities--at the valuation date,

       (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of Convertible, High Yield Corporate Bond and International Equity Portfolios are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized and unrealized gains (losses) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at period-end exchange rates are reflected in unrealized foreign exchange gains or losses.

HIGH YIELD CORPORATE BOND PORTFOLIO

Foreign currency held at June 30, 2003:

               CURRENCY                            COST              VALUE
---------------------------------------         ----------         ----------
Pound Sterling           L          719         $    1,181         $    1,187
                                                ==========         ==========

INTERNATIONAL EQUITY PORTFOLIO

Foreign currency held at June 30, 2003:

               CURRENCY                            COST              VALUE
---------------------------------------         ----------         ----------
Australian
  Dollar                 A$          15         $       10         $       10
Euro                     E    1,592,173          1,820,507          1,828,373
Hong Kong Dollar         HKD        540                 69                 69
Norwegian Krone          NK          19                  3                  3
Pound Sterling           L       56,956             94,378             93,986
Swedish Krona            SK          28                  3                  3
                                                ----------         ----------
                                                $1,914,970         $1,922,444
                                                ==========         ==========


                                      (H)

MORTGAGE DOLLAR ROLLS. Certain of the Portfolios may enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") from their portfolio to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. The Portfolios maintain a segregated account with the custodian containing securities from the respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                      (I)

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The High Yield Corporate Bond and Total Return Portfolio do not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

HIGH YIELD CORPORATE BOND PORTFOLIO

Restricted securities held at June 30, 2003:

                                                                          PRINCIPAL                                     PERCENT
                                                        ACQUISITION        AMOUNT/                         6/30/03         OF
                     SECURITY                             DATE(S)          SHARES         COST              VALUE      NET ASSETS
                     --------                        -----------------   -----------   -----------       -----------   ----------
Cherokee International LLC
 Convertible Bond
 12.00%, due 11/1/08...............................      10/14/99        $   770,000   $   720,310       $   308,000      0.0%(a)
Colorado Prime Corp.
 Common Stock......................................   5/6/97-11/10/99         64,130           641               641      0.0(a)
 Preferred Stock...................................   5/6/97-11/10/99          1,509     5,504,719           393,836      0.0(a)

                                                   MAINSTAY VP SERIES FUND, INC.

Restricted securities held at June 30, 2003 (Continued):


                                                                          PRINCIPAL                                     PERCENT
                                                        ACQUISITION        AMOUNT/                         6/30/03         OF
SECURITY                                                   DATE(S)          SHARES         COST              VALUE      NET ASSETS
--------                                             -----------------   -----------   -----------       -----------   ----------
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/04...............................  12/14/98-2/16/01    $ 1,529,195   $ 1,425,018       $   698,842      0.1%
FRI-MRD Corp.
 12.00%, due 1/31/05...............................   8/12/97-7/31/02      4,374,629     4,358,914         2,449,792      0.3
Globix Corp.
 Common Stock......................................      10/15/02            236,469        59,922           325,145      0.0(a)
GT Group Telecom Services Corp.
 Bank debt, Term Loan A
 6.5625%, due 6/30/08..............................       1/30/01          3,225,213     1,257,884               323      0.0(a)
 Bank debt, Term Loan B
 6.625%, due 6/30/08...............................       1/30/01          2,304,787       905,264               230      0.0(a)
Harborside Healthcare Corp.
 (zero coupon), due 8/1/07
 12.00%, beginning 8/1/04..........................   8/20/99-6/30/00      9,217,000     5,745,779         4,885,010      0.6
 Class A, Warrants.................................   8/17/99-6/27/00        259,493       781,236             2,595      0.0(a)
ICO Global Communications
 Holdings Ltd.
 Class A, Common Stock.............................       5/10/00            334,930     3,500,019           338,279      0.0(a)
Micron Technology, Inc.
 6.50%, due 9/30/05................................   3/3/03-6/30/03       7,000,000     6,352,171         6,720,000      0.8
Mirant Corp.
 Bank Debt, Revolver
 3.3181%, due 7/15/03..............................       4/21/03          1,480,000     1,429,027         1,058,200      0.1
Morris Material Handling, Inc.
 Common Stock......................................  3/11/99-10/30/01          9,371         4,919            49,666      0.0(a)
NEON Communications, Inc.
 Convertible Preferred Stock
 12.00%............................................       12/3/02             39,998       445,581           449,978      0.0(a)
 Class A, Warrants.................................       12/3/02            200,064         2,001             2,001      0.0(a)
 Redeemable Preferred, Warrants....................       12/3/02            240,062         2,401             2,401      0.0(a)
Owens Corning, Inc.
 Bank debt, Revolver
 3.62%, due 1/1/04.................................  9/26/01-10/15/02      4,051,541     2,692,809         3,011,644      0.3
Pacific & Atlantic (Holdings), Inc.
 Convertible Preferred Stock
 7.50%, Class A....................................  5/21/98-12/31/02        189,721     1,660,949             1,897      0.0(a)
Pacific Gas & Electric Co.
 Bank debt, Revolver
 8.375%, due 12/30/06..............................   4/12/02-6/27/03      9,875,000     9,874,096         9,981,976      1.1
Pegasus Shipping (Hellas) Ltd.
 Promissory Note
 8.30%, due 1/31/04................................       5/31/02            126,752             0(b)             13      0.0(a)
Qwest Corp.
 Bank debt, Term Loan
 6.95%, due 6/30/10................................       6/12/03          4,250,000     4,177,437         4,242,563      0.5
Qwest Services Corp.
 Bank debt, Revolver
 4,7263%, due 5/3/05...............................       1/24/03            117,098       100,595           113,877      0.0(a)
Thermadyne Holdings Corp.
 Bank debt, Term Loan
 6.23%, due 3/31/08................................       3/20/02          3,896,265     3,989,267         3,837,821      0.4
Ziff Davis Media, Inc.
 Bank debt, Term Loan
 6.04%, due 3/31/07................................       6/5/01           1,602,143     1,452,729         1,393,865      0.1
                                                                                       -----------       -----------      ---
                                                                                       $56,443,688       $40,268,595      4.3%
                                                                                       ===========       ===========      ===

------------
(a) Less than one tenth of a percent.
(b) Less than one dollar.

                                      (J)

SECURITIES LENDING. The Portfolios may lend their securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

Net income earned on securities lending amounted to $67,680 and $26,942, net of broker fees and rebates, for the Government and Total Return Portfolios, respectively, for the six months ended June 30, 2003, and is included as interest income on the Statement of Operations.

                                      (K)

PURCHASED AND WRITTEN OPTIONS. Certain Portfolios may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Portfolio foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

Certain Portfolios may purchase call and put options on their portfolio securities or foreign currencies. A Portfolio may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Portfolio may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Portfolio and the prices of options relating to the securities or foreign currencies purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

                                                   MAINSTAY VP SERIES FUND, INC.

CONVERTIBLE PORTFOLIO

Written option activity for the six months ended June 30, 2003 was as follows:

                                                               NUMBER
                                                                 OF
                                                              CONTRACTS    PREMIUM
                                                              ---------   ---------
Options outstanding at December 31, 2002....................        0     $       0
Options--written............................................     (143)      (31,030)
Options--exercised..........................................      143        31,030
                                                               ------     ---------
Options outstanding at June 30, 2003........................        0     $       0
                                                               ======     =========

VALUE PORTFOLIO

Written option activity for the six months ended June 30, 2003 was as follows:

                                                               NUMBER
                                                                 OF
                                                              CONTRACTS     PREMIUM
                                                              ---------   -----------
Options outstanding at December 31, 2002....................    (1,821)   $  (213,051)
Options--written............................................    (4,291)      (813,573)
Options--buybacks...........................................     5,498        922,079
                                                               -------    -----------
Options outstanding at June 30, 2003........................      (614)   $  (104,545)
                                                               =======    ===========

                                      (L)

FINANCIAL INSTRUMENTS WITH CREDIT RISK. High Yield Corporate Bond Portfolio invests in Loan Participations. When the Portfolio purchases a Participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the Borrower ("Intermediate Participants"). The Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation.

                                      (M)

FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

                                      (N)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended December 31, 2002 represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Portfolio for which the tax components of the distributions are shown below.

                                                                               2002
                                                              ---------------------------------------
                                                                  TAX-BASED            TAX-BASED
                                                              DISTRIBUTIONS FROM   DISTRIBUTIONS FROM
                                                               ORDINARY INCOME      LONG-TERM GAINS
                                                              ------------------   ------------------
Cash Management Portfolio...................................      $6,528,433               $0

                                      (O)

ORGANIZATION COSTS. Costs incurred in connection with the initial organization and registration of American Century Income & Growth, Dreyfus Large Company Value and Lord Abbett Developing Growth Portfolios of the Fund were amortized over a period of 60 months beginning with the commencement of operations of the respective Portfolios on May 1, 1998. Organization costs for American Century Income & Growth, Dreyfus Large Company Value and Lord Abbett Developing Growth Portfolios, paid by, and reimbursable to, NYLIAC, aggregated approximately $64,500.

                                      (P)

EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except where direct allocations of expenses can be made.

                                      (Q)

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
--------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Transactions:
--------------------------------------------------------------------------------

                                      (A)

Investment Advisory, Sub-Advisory and Administration Fees. New York Life Investment Management LLC ("NYLIM"), an indirect wholly-owned subsidiary of New York Life, serves as investment adviser to the Fund under an Investment Advisory Agreement. MacKay Shields, a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as sub-adviser to Capital Appreciation, Cash Management, Convertible, Equity Income, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Small Cap Growth, Total Return and Value Portfolios, under a Sub-Advisory Agreement with NYLIM. Bond, Growth Equity, Indexed Equity and Mid Cap Core Portfolios are advised by NYLIM directly, without a sub-adviser. Pursuant to a Sub-Advisory Agreement with NYLIM, American Century Investment Management, Inc. serves as sub-adviser to the American Century Income & Growth Portfolio; The Dreyfus Corporation serves as sub-adviser to the Dreyfus Large Company Value Portfolio; Eagle Asset Management, Inc. serves as sub-adviser to the Eagle Asset Management Growth Equity Portfolio; and Lord, Abbett & Co. serves as sub-adviser to the Lord Abbett Developing Growth Portfolio.

NYLIM serves as administrator for the Fund.

                                                   MAINSTAY VP SERIES FUND, INC.

The Fund, on behalf of each Portfolio, pays the Adviser and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                                               ADVISER   ADMINISTRATOR
                                                               -------   -------------
Bond Portfolio..............................................    0.25%        0.20%
Capital Appreciation Portfolio..............................    0.36%        0.20%
Cash Management Portfolio...................................    0.25%        0.20%
Convertible Portfolio.......................................    0.36%        0.20%
Equity Income Portfolio.....................................    0.70%*       0.00%
Government Portfolio........................................    0.30%        0.20%
Growth Equity Portfolio.....................................    0.25%        0.20%
High Yield Corporate Bond Portfolio.........................    0.30%        0.20%
Indexed Equity Portfolio....................................    0.10%        0.20%
International Equity Portfolio..............................    0.60%        0.20%
Mid Cap Core Portfolio......................................    0.85%*       0.00%
Mid Cap Growth Portfolio....................................    0.75%*       0.00%
Small Cap Growth Portfolio..................................    1.00%*       0.00%
Total Return Portfolio......................................    0.32%        0.20%
Value Portfolio.............................................    0.36%        0.20%
American Century Income & Growth Portfolio..................    0.50%        0.20%
Dreyfus Large Company Value Portfolio.......................    0.60%        0.20%
Eagle Asset Management Growth Equity Portfolio..............    0.50%        0.20%
Lord Abbett Developing Growth Portfolio.....................    0.60%        0.20%

----------
* This fee reflects Management fees, which includes both Advisory fees and Administrative fees.

Pursuant to the terms of the Sub-Advisory Agreements between NYLIM and the sub-advisers, NYLIM pays the sub-advisers a monthly fee at an annual rate of average daily net assets of that Portfolio as follows:

Capital Appreciation Portfolio..............................       0.36%
Cash Management Portfolio...................................       0.25%
Convertible Portfolio.......................................       0.36%
Equity Income Portfolio.....................................       0.35%
Government Portfolio........................................       0.30%
High Yield Corporate Bond Portfolio.........................       0.30%
International Equity Portfolio..............................       0.60%
Mid Cap Growth Portfolio....................................       0.38%
Small Cap Growth Portfolio..................................       0.50%
Total Return Portfolio......................................       0.32%
Value Portfolio.............................................       0.36%
American Century Income & Growth Portfolio..................       0.40%*
Dreyfus Large Company Value Portfolio.......................       0.45%**
Eagle Asset Management Growth Equity Portfolio..............       0.40%***
Lord Abbett Developing Growth Portfolio.....................       0.50%

----------
  * On assets up to $100 million; 0.35% on assets from $100 million to $200 million; 0.30% on assets over $200 million.

 ** On assets up to $250 million; 0.40% on assets over $250 million.

*** On assets up to $200 million; 0.30% on assets over $200 million.

NYLIM has voluntarily agreed to assume the operating expenses of Equity Income, Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios, which on an annualized basis exceed the percentages indicated below. This agreement may be terminated by NYLIM at any time.

Equity Income Portfolio.....................................    0.89%
Mid Cap Core Portfolio......................................    0.98%
Mid Cap Growth Portfolio....................................    0.97%
Small Cap Growth Portfolio..................................    0.95%

                                      (B)

DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, serves as distributor (the "Distributor") to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement.

                                      (C)

DISTRIBUTION AND SERVICE FEES. With respect to the Service Class shares of all Portfolios, except Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Portfolio.

                                      (D)

DIRECTORS FEES. Directors, other than those affiliated with NYLIM, New York Life, MacKay Shields or NYLIFE Distributors, are paid an annual fee of $35,000, and $1,500 for each Board meeting and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. Beginning January 1, 2003, the Audit Committee Chairman is receiving an additional annual retainer of $12,000. The Fund allocates directors fees in proportion to the net assets of the respective Portfolios.

                                      (E)

CAPITAL. At June 30, 2003, NYLIAC was the beneficial owner of shares of the following Portfolios with net asset values and percentages of net assets as follows:

Mid Cap Core Portfolio......................................   $4,589,432         11.9%
Mid Cap Growth Portfolio....................................    3,938,311          9.2
Small Cap Growth Portfolio..................................    4,061,834          7.6
Lord Abbett Developing Growth Portfolio.....................    7,230,428         24.4

                                                   MAINSTAY VP SERIES FUND, INC.

                                      (F)

OTHER. Fees for the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are charged to the Portfolios. For the six months ended June 30, 2003 these fees, which are included in Professional fees shown on the Statement of Operations, are as follows:

Bond Portfolio..............................................   $ 9,038
Capital Appreciation Portfolio..............................    14,054
Cash Management Portfolio...................................     8,210
Convertible Portfolio.......................................     3,723
Equity Income Portfolio.....................................     1,529
Government Portfolio........................................     8,510
Growth Equity Portfolio.....................................    12,172
High Yield Corporate Bond Portfolio.........................    13,982
Indexed Equity Portfolio....................................    16,574
International Equity Portfolio..............................     1,165
Mid Cap Core Portfolio......................................       525
Mid Cap Growth Portfolio....................................       464
Small Cap Growth Portfolio..................................       666
Total Return Portfolio......................................     8,390
Value Portfolio.............................................     5,515
American Century Income & Growth Portfolio..................       990
Dreyfus Large Company Value Portfolio.......................       867
Eagle Asset Management Growth Equity Portfolio..............     2,028
Lord Abbett Developing Growth Portfolio.....................       391

NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

At December 31, 2002, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by regulations to offset future realized gains of each respective Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose during the year after October 31, 2002 as if they arose on January 1, 2003.

                                                                CAPITAL LOSS                         CAPITAL LOSS
                                                              AVAILABLE THROUGH   AMOUNT (000'S)   DEFERRED (000'S)
                                                              -----------------   --------------   ----------------
Capital Appreciation Portfolio..............................        2009             $117,230
                                                                    2010               97,959
                                                                                     --------
                                                                                     $215,189           $2,893
                                                                                     ========           ======
Convertible Portfolio.......................................        2009             $ 19,819
                                                                    2010               15,633
                                                                                     --------
                                                                                     $ 35,452           $2,135
                                                                                     ========           ======
Equity Income Portfolio.....................................        2009             $    189
                                                                    2010                5,018
                                                                                     --------
                                                                                     $  5,207           $1,331
                                                                                     ========           ======
Government Portfolio........................................        2007             $  1,614
                                                                    2008                1,870
                                                                                     --------
                                                                                     $  3,484           $    0
                                                                                     ========           ======
Growth Equity Portfolio.....................................        2009             $ 36,576
                                                                    2010              154,911
                                                                                     --------
                                                                                     $191,487           $    0
                                                                                     ========           ======
High Yield Corporate Bond Portfolio.........................        2008             $ 14,184
                                                                    2009               41,315
                                                                    2010               24,586
                                                                                     --------
                                                                                     $ 80,085           $1,691
                                                                                     ========           ======
Indexed Equity Portfolio....................................        2010             $ 66,906           $3,334
                                                                                     ========           ======
International Equity Portfolio..............................        2009             $  8,664
                                                                    2010                2,090
                                                                                     --------
                                                                                     $ 10,754           $    0
                                                                                     ========           ======
Mid Cap Core Portfolio......................................        2009             $    835
                                                                    2010                1,932
                                                                                     --------
                                                                                     $  2,767           $  558
                                                                                     ========           ======
Mid Cap Growth Portfolio....................................        2009             $    852
                                                                    2010                4,267
                                                                                     --------
                                                                                     $  5,119           $  765
                                                                                     ========           ======
Small Cap Growth Portfolio..................................        2009             $  1,067
                                                                    2010                5,777
                                                                                     --------
                                                                                     $  6,844           $1,099
                                                                                     ========           ======
Total Return Portfolio......................................        2009             $ 10,290
                                                                    2010               24,837
                                                                                     --------
                                                                                     $ 35,127           $    0
                                                                                     ========           ======
Value Portfolio.............................................        2010             $ 46,441           $4,947
                                                                                     ========           ======

                                                   MAINSTAY VP SERIES FUND, INC.

--------------------------------------------------------------------------------


                                                                CAPITAL LOSS                         CAPITAL LOSS
                                                              AVAILABLE THROUGH   AMOUNT (000'S)   DEFERRED (000'S)
                                                              -----------------   --------------   ----------------
American Century Income & Growth Portfolio..................        2008             $    168
                                                                    2009                3,852
                                                                    2010                3,889
                                                                                     --------
                                                                                     $  7,909           $1,659
                                                                                     ========           ======
Dreyfus Large Company Value Portfolio.......................        2010             $  8,082           $1,010
                                                                                     ========           ======
Eagle Asset Management Growth Equity Portfolio..............        2009             $ 76,098
                                                                    2010               37,086
                                                                                     --------
                                                                                     $113,184           $2,451
                                                                                     ========           ======
Lord Abbett Developing Growth Portfolio.....................        2008             $  3,407
                                                                    2009                1,418
                                                                    2010                3,082
                                                                                     --------
                                                                                     $  7,907           $1,169
                                                                                     ========           ======

The Bond and Government Portfolios utilized $5,812,557 and $3,322,010, respectively, of capital loss carryforwards during the year ended December 31, 2002.

--------------------------------------------------------------------------------
NOTE 5--Commitments and Contingencies:
--------------------------------------------------------------------------------

As of June 30, 2003, High Yield Corporate Bond Portfolio had unfunded loan commitments pursuant to the following loan agreements:

                                                               UNFUNDED
BORROWER                                                      COMMITMENT
--------                                                      ----------
Owens Corning, Inc. ........................................  $  266,651
Quintiles Transnational Corp. ..............................   7,000,000
                                                              ----------
                                                              $7,266,651
                                                              ==========

These commitments are available until the maturity date of the respective security.

--------------------------------------------------------------------------------
NOTE 6--Line of Credit:
--------------------------------------------------------------------------------

The Portfolios, except Cash Management Portfolio, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These Portfolios pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit during the six months ended June 30, 2003.

NOTE 7--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the six months ended June 30, 2003, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                         BOND            CAPITAL APPRECIATION         CONVERTIBLE           EQUITY INCOME
                                       PORTFOLIO               PORTFOLIO               PORTFOLIO              PORTFOLIO
                                 PURCHASES     SALES     PURCHASES     SALES     PURCHASES     SALES     PURCHASES    SALES
                                 ----------------------------------------------------------------------------------------------
U.S. Government securities.....  $282,245    $177,263    $     --    $     --    $     --    $     --     $    --    $    --
All others.....................    72,206     123,039     113,444     133,844     130,375     104,834      23,486     14,428
                                 --------------------------------------------------------------------------------------------
Total..........................  $354,451    $300,302    $113,444    $133,844    $130,375    $104,834     $23,486    $14,428
                                 ============================================================================================


                                     MID CAP CORE          MID CAP GROWTH        SMALL CAP GROWTH          TOTAL RETURN
                                      PORTFOLIO              PORTFOLIO               PORTFOLIO             PORTFOLIO (a)
                                 PURCHASES    SALES     PURCHASES    SALES     PURCHASES     SALES     PURCHASES     SALES
                                 -------------------------------------------------------------------------------------------
U.S. Government securities.....   $    --    $    --     $    --    $    --     $    --    $     --    $ 85,160    $ 79,303
All others.....................    34,044     27,274      22,478      9,469      31,891      19,258     120,802     112,193
                                 -------------------------------------------------------------------------------------------
Total..........................   $34,044    $27,274     $22,478    $ 9,469     $31,891    $ 19,258    $205,962    $191,496
                                 ===========================================================================================

----------
(a) As of June 30, 2003, Government and Total Return Portfolios had securities on loan with market values of $143,779,479 and $31,683,952, respectively. In accordance with the Portfolios' securities lending procedures, the Portfolios received $3,024,625 and $267,044, respectively, in security collateral for securities on loan; and $147,308,008 and $32,469,367, respectively, in cash which was used to purchase highly liquid short-term investments.

--------------------------------------------------------------------------------
NOTE 8--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares for the six months ended June 30, 2003 and the year ended December 31, 2002 were as follows:

                                                  BOND PORTFOLIO
                                 -------------------------------------------------
                                    INITIAL         SERVICE           INITIAL
                                     CLASS           CLASS             CLASS
                                 -------------   -------------   -----------------
                                  SIX MONTHS     JUNE 4, 2003*
                                     ENDED          THROUGH         YEAR ENDED
                                 JUNE 30, 2003   JUNE 30, 2003   DECEMBER 31, 2002
                                 -------------------------------------------------
Shares sold....................      4,754             111             9,154
Shares issued in reinvestment
  of dividends and
  distributions................         --              --             1,519
                                 -------------------------------------------------
                                     4,754             111            10,673
Shares redeemed................     (1,659)            (--)           (4,033)
                                 -------------------------------------------------
Net increase (decrease)........      3,095             111             6,640
                                 =================================================

                                          CAPITAL APPRECIATION PORTFOLIO
                                 -------------------------------------------------
                                    INITIAL         SERVICE           INITIAL
                                     CLASS           CLASS             CLASS
                                 -------------   -------------   -----------------
                                  SIX MONTHS     JUNE 5, 2003*
                                     ENDED          THROUGH         YEAR ENDED
                                 JUNE 30, 2003   JUNE 30, 2003   DECEMBER 31, 2002
                                 -------------------------------------------------
Shares sold....................      1,467              40              9,113
Shares issued in reinvestment
  of dividends and
  distributions................         10              --                 61
                                 -------------------------------------------------
                                     1,477              40              9,174
Shares redeemed................     (3,402)            (--)           (14,527)
                                 -------------------------------------------------
Net increase (decrease)........     (1,925)             40             (5,353)
                                 =================================================

                                              EQUITY INCOME PORTFOLIO
                                 -------------------------------------------------
                                    INITIAL         SERVICE           INITIAL
                                     CLASS           CLASS             CLASS
                                 -------------   -------------   -----------------
                                  SIX MONTHS     JUNE 5, 2003*
                                     ENDED          THROUGH         YEAR ENDED
                                 JUNE 30, 2003   JUNE 30, 2003   DECEMBER 31, 2002
                                 -------------------------------------------------
Shares sold....................      2,371              95             7,855
Shares issued in reinvestment
  of dividends and
  distributions................         --              --               103
                                 -------------------------------------------------
                                     2,371              95             7,958
Shares redeemed................       (643)            (--)             (852)
                                 -------------------------------------------------
Net increase (decrease)........      1,728              95             7,106
                                 =================================================

                                               GOVERNMENT PORTFOLIO
                                 -------------------------------------------------
                                    INITIAL         SERVICE           INITIAL
                                     CLASS           CLASS             CLASS
                                 -------------   -------------   -----------------
                                  SIX MONTHS     JUNE 4, 2003*
                                     ENDED          THROUGH         YEAR ENDED
                                 JUNE 30, 2003   JUNE 30, 2003   DECEMBER 31, 2002
                                 -------------------------------------------------

Shares sold....................      8,092             126             19,804
Shares issued in reinvestment
  of dividends and
  distributions................         11              --              1,082
                                 -------------------------------------------------
                                     8,103             126             20,886
Shares redeemed................     (3,606)            (--)            (3,298)
                                 -------------------------------------------------
Net increase (decrease)........      4,497             126             17,588
                                 =================================================

------------
 *   Commencement of Operations.

                                                   MAINSTAY VP SERIES FUND, INC.

--------------------------------------------------------------------------------

                                                          HIGH YIELD                                  INTERNATIONAL
         GOVERNMENT             GROWTH EQUITY           CORPORATE BOND         INDEXED EQUITY             EQUITY
       PORTFOLIO (a)              PORTFOLIO               PORTFOLIO              PORTFOLIO              PORTFOLIO
    PURCHASES    SALES     PURCHASES      SALES      PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES
-----------------------------------------------------------------------------------------------------------------------
    $371,988    $212,821   $       --   $       --   $     --    $  1,968    $    --    $    --     $    --    $    --
      34,409      30,253      259,489      270,764    263,155     160,495     10,820     23,471      58,998     55,249
-----------------------------------------------------------------------------------------------------------------------
    $406,397    $253,074   $  259,489   $  270,764   $263,155    $162,463    $10,820    $23,471     $58,998    $55,249
=======================================================================================================================

                                                                             EAGLE ASSET
                             AMERICAN CENTURY           DREYFUS               MANAGEMENT            LORD ABBETT
           VALUE             INCOME & GROWTH      LARGE COMPANY VALUE       GROWTH EQUITY        DEVELOPING GROWTH
         PORTFOLIO              PORTFOLIO              PORTFOLIO              PORTFOLIO              PORTFOLIO
    PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES
--------------------------------------------------------------------------------------------------------------------
    $     --    $     --    $    --    $     --    $    --    $     --   $     --    $     --    $    --    $    --
     100,290      89,080     19,902      26,135     18,849      24,792     96,754     100,990     14,446     11,157
--------------------------------------------------------------------------------------------------------------------
    $100,290    $ 89,080    $19,902    $ 26,135    $18,849    $ 24,792   $ 96,754    $100,990    $14,446    $11,157
====================================================================================================================

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                      CONVERTIBLE PORTFOLIO
                                        -------------------------------------------------
                                           INITIAL         SERVICE           INITIAL
        CASH MANAGEMENT PORTFOLIO           CLASS           CLASS             CLASS
    ---------------------------------   -------------   -------------   -----------------
     SIX MONTHS                          SIX MONTHS     JUNE 5, 2003*
        ENDED          YEAR ENDED           ENDED          THROUGH         YEAR ENDED
    JUNE 30, 2003   DECEMBER 31, 2002   JUNE 30, 2003   JUNE 30, 2003   DECEMBER 31, 2002
-----------------------------------------------------------------------------------------
       651,623          1,790,743           3,034             127              4,596
         1,592              6,528              17              --                649
-----------------------------------------------------------------------------------------
       653,215          1,797,271           3,051             127              5,245
      (696,872)        (1,760,121)         (1,066)            (--)            (2,691)
-----------------------------------------------------------------------------------------
       (43,657)            37,150           1,985             127              2,554
=========================================================================================

                 GROWTH EQUITY PORTFOLIO                       HIGH YIELD CORPORATE BOND PORTFOLIO
    -------------------------------------------------   -------------------------------------------------
       INITIAL         SERVICE           INITIAL           INITIAL         SERVICE           INITIAL
        CLASS           CLASS             CLASS             CLASS           CLASS             CLASS
    -------------   -------------   -----------------   -------------   -------------   -----------------
     SIX MONTHS     JUNE 5, 2003*                        SIX MONTHS     JUNE 4, 2003*
        ENDED          THROUGH         YEAR ENDED           ENDED          THROUGH         YEAR ENDED
    JUNE 30, 2003   JUNE 30, 2003   DECEMBER 31, 2002   JUNE 30, 2003   JUNE 30, 2003   DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------
        1,133              32             3,187            15,151             532             16,554
            6              --               524               109              --              9,855
---------------------------------------------------------------------------------------------------------
        1,139              32             3,711            15,260             532             26,409
       (3,098)            (--)           (7,884)           (4,244)            (--)           (16,827)
---------------------------------------------------------------------------------------------------------
       (1,959)             32            (4,173)           11,016             532              9,582
=========================================================================================================

--------------------------------------------------------------------------------

                                             INDEXED EQUITY PORTFOLIO
                                 -------------------------------------------------
                                    INITIAL         SERVICE           INITIAL
                                     CLASS           CLASS             CLASS
                                 -------------   -------------   -----------------
                                  SIX MONTHS     JUNE 5, 2003*
                                     ENDED          THROUGH         YEAR ENDED
                                 JUNE 30, 2003   JUNE 30, 2003   DECEMBER 31, 2002
                                 -------------------------------------------------
Shares sold....................      2,588             102             11,762
Shares issued in reinvestment
  of dividends and
  distributions................          3              --                969
                                 -------------------------------------------------
                                     2,591             102             12,731
Shares redeemed................     (3,217)            (--)           (14,820)
                                 -------------------------------------------------
Net increase (decrease)........       (626)            102             (2,089)
                                 =================================================

                                          INTERNATIONAL EQUITY PORTFOLIO
                                 -------------------------------------------------
                                    INITIAL         SERVICE           INITIAL
                                     CLASS           CLASS             CLASS
                                 -------------   -------------   -----------------
                                  SIX MONTHS     JUNE 5, 2003*
                                     ENDED          THROUGH         YEAR ENDED
                                 JUNE 30, 2003   JUNE 30, 2003   DECEMBER 31, 2002
                                 -------------------------------------------------

Shares sold....................      16,037             13             20,582
Shares issued in reinvestment
  of dividends and
  distributions................          --             --                 93
                                 -------------------------------------------------
                                     16,037             13             20,675
Shares redeemed................     (15,564)           (--)           (19,678)
                                 -------------------------------------------------
Net increase (decrease)........         473             13                997
                                 =================================================

                                            SMALL CAP GROWTH PORTFOLIO
                                 -------------------------------------------------
                                    INITIAL         SERVICE           INITIAL
                                     CLASS           CLASS             CLASS
                                 -------------   -------------   -----------------
                                  SIX MONTHS     JUNE 5, 2003*
                                     ENDED          THROUGH         YEAR ENDED
                                 JUNE 30, 2003   JUNE 30, 2003   DECEMBER 31, 2002
                                 -------------------------------------------------
Shares sold....................      2,197              42             3,403
Shares issued in reinvestment
  of dividends and
  distributions................         --              --                --
                                 -------------------------------------------------
                                     2,197              42             3,403
Shares redeemed................       (573)            (--)             (652)
                                 -------------------------------------------------
Net increase (decrease)........      1,624              42             2,751
                                 =================================================

                                              TOTAL RETURN PORTFOLIO
                                 -------------------------------------------------
                                    INITIAL         SERVICE           INITIAL
                                     CLASS           CLASS             CLASS
                                 -------------   -------------   -----------------
                                  SIX MONTHS     JUNE 4, 2003*
                                     ENDED          THROUGH         YEAR ENDED
                                 JUNE 30, 2003   JUNE 30, 2003   DECEMBER 31, 2002
                                 -------------------------------------------------

Shares sold....................         938             31              1,720
Shares issued in reinvestment
  of dividends and
  distributions................           9             --                996
                                 -------------------------------------------------
                                        947             31              2,716
Shares redeemed................      (2,541)           (--)            (6,614)
                                 -------------------------------------------------
Net increase (decrease)........      (1,594)            31             (3,898)
                                 =================================================

                                       DREYFUS LARGE COMPANY VALUE PORTFOLIO
                                 -------------------------------------------------
                                    INITIAL         SERVICE           INITIAL
                                     CLASS           CLASS             CLASS
                                 -------------   -------------   -----------------
                                  SIX MONTHS     JUNE 5, 2003*
                                     ENDED          THROUGH         YEAR ENDED
                                 JUNE 30, 2003   JUNE 30, 2003   DECEMBER 31, 2002
                                 -------------------------------------------------
Shares sold....................        740              29             1,361
Shares issued in reinvestment
  of dividends and
  distributions................          1              --                43
                                 -------------------------------------------------
                                       741              29             1,404
Shares redeemed................     (1,422)            (--)             (829)
                                 -------------------------------------------------
Net increase (decrease)........       (681)             29               575
                                 =================================================

                                  EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO
                                 -------------------------------------------------
                                    INITIAL         SERVICE           INITIAL
                                     CLASS           CLASS             CLASS
                                 -------------   -------------   -----------------
                                  SIX MONTHS     JUNE 6, 2003*
                                     ENDED          THROUGH         YEAR ENDED
                                 JUNE 30, 2003   JUNE 30, 2003   DECEMBER 31, 2002
                                 -------------------------------------------------

Shares sold....................       1,069             24              1,746
Shares issued in reinvestment
  of dividends and
  distributions................           2             --                 10
                                 -------------------------------------------------
                                      1,071             24              1,756
Shares redeemed................      (1,216)           (--)(a)         (2,871)
                                 -------------------------------------------------
Net increase (decrease)........        (145)            24             (1,115)
                                 =================================================

------------
 *   Commencement of Operations.
(a)  Less than one thousand shares.

                                                   MAINSTAY VP SERIES FUND, INC.

--------------------------------------------------------------------------------

                  MID CAP CORE PORTFOLIO                             MID CAP GROWTH PORTFOLIO
     -------------------------------------------------   -------------------------------------------------
        INITIAL         SERVICE           INITIAL           INITIAL         SERVICE           INITIAL
         CLASS           CLASS             CLASS             CLASS           CLASS             CLASS
     -------------   -------------   -----------------   -------------   -------------   -----------------
      SIX MONTHS     JUNE 5, 2003*                        SIX MONTHS     JUNE 5, 2003*
         ENDED          THROUGH         YEAR ENDED           ENDED          THROUGH         YEAR ENDED
     JUNE 30, 2003   JUNE 30, 2003   DECEMBER 31, 2002   JUNE 30, 2003   JUNE 30, 2003   DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------
           958              47             2,535             2,086             110              2,338
            --              --                10                --              --                 --
----------------------------------------------------------------------------------------------------------
           958              47             2,545             2,086             110              2,338
          (217)            (--)             (477)             (286)            (--)              (310)
----------------------------------------------------------------------------------------------------------
           741              47             2,068             1,800             110              2,028
==========================================================================================================

                      VALUE PORTFOLIO                        AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
     -------------------------------------------------   --------------------------------------------------
        INITIAL         SERVICE           INITIAL           INITIAL         SERVICE            INITIAL
         CLASS           CLASS             CLASS             CLASS           CLASS              CLASS
     -------------   -------------   -----------------   -------------   --------------   -----------------
      SIX MONTHS     JUNE 4, 2003*                        SIX MONTHS     JUNE 13, 2003*
         ENDED          THROUGH         YEAR ENDED           ENDED          THROUGH          YEAR ENDED
     JUNE 30, 2003   JUNE 30, 2003   DECEMBER 31, 2002   JUNE 30, 2003   JUNE 30, 2003    DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------------
         1,451              53             4,131               648              11               1,073
             9              --               486                --              --                  86
-----------------------------------------------------------------------------------------------------------
         1,460              53             4,617               648              11               1,159
        (1,640)            (--)           (3,079)           (1,449)            (--)               (950)
-----------------------------------------------------------------------------------------------------------
          (180)             53             1,538              (801)             11                 209
===========================================================================================================

          LORD ABBETT DEVELOPING GROWTH PORTFOLIO
     -------------------------------------------------
        INITIAL         SERVICE           INITIAL
         CLASS           CLASS             CLASS
     -------------   -------------   -----------------
      SIX MONTHS     JUNE 5, 2003*
         ENDED          THROUGH         YEAR ENDED
     JUNE 30, 2003   JUNE 30, 2003   DECEMBER 31, 2002
------------------------------------------------------
           679              35             1,357
            --              --                --
------------------------------------------------------
           679              35             1,357
          (228)            (--)           (1,333)
------------------------------------------------------
           451              35                24
======================================================

                                   FORM N-CSR


ITEM 2. CODE OF ETHICS.

               Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

               Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

               Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

               Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a)     Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 202.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP SERIES FUND, INC.

By:     /s/ Gary E. Wendlandt
        GARY E. WENDLANDT
        CHAIRMAN AND
        CHIEF EXECUTIVE OFFICER


Date:   August 29, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:     /s/ Gary E. Wendlandt
        GARY E. WENDLANDT
        CHAIRMAN AND
        CHIEF EXECUTIVE OFFICER


Date:   August 29, 2003

By:     /s/Patrick J. Farrell
        PATRICK J. FARRELL
        TREASURER AND
        CHIEF FINANCIAL AND ACCOUNTING OFFICER


Date:   August 29, 2003




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                                  EXHIBIT INDEX

                (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.